UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03091

Name of Fund: FAM Series Fund, Inc.
                Mercury Low Duration Portfolio
                Mercury Global SmallCap Portfolio
                Mercury Equity Dividend Portfolio
                Mercury Mid Cap Value Opportunities Portfolio
                Mercury Small Cap Index Portfolio
                Mercury International Index Portfolio

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
        Officer, FAM Series Fund, Inc., 800 Scudders Mill Road,
        Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 12/31/05

Date of reporting period: 01/01/05 - 06/30/05

Item 1 - Report to Stockholders

FAM Series Fund, Inc.

                                                                            Page
                                                                            ----
Mercury Equity Dividend Portfolio ......................................       2
Mercury Global SmallCap Portfolio ......................................      18
Mercury International Index Portfolio ..................................      37
Mercury Low Duration Portfolio .........................................      71
Mercury Mid Cap Value Opportunities Portfolio ..........................      89
Mercury Small Cap Index Portfolio ......................................     105

Semi-Annual Report
June 30, 2005

FAM Series Fund, Inc.
Semi-Annual Report
June 30, 2005

Dear Shareholder

We are pleased to provide you with this semi-annual shareholder report for FAM Series Fund, Inc.

      The financial markets continued to face a number of crosscurrents over the past several months, resulting in a fairly range-bound investing environment.

      On June 30, the Federal Reserve Board (the Fed) increased the federal funds rate for the ninth consecutive time since June 2004, bringing the target short-term interest rate to 3.25%. During the same week, first quarter 2005 U.S. gross domestic product growth was revised upward to 3.8%--behind the 4.4% annualized growth rate recorded for all of 2004 but ahead of many economists' expectations. Signs of a slowing economy, coupled with easing inflation fears, have prompted some observers to believe that the Fed may soon end its monetary tightening campaign.

      After ending 2004 in a strong rally, U.S. equity markets have struggled to record meaningful gains in 2005. Continued high oil prices and the Fed rate hikes have exerted downward pressure on stocks. Offsetting this somewhat have been surprisingly strong corporate earnings and lower long-term bond yields. Outside U.S. borders, results have been mixed. Several European markets have been performing well despite ongoing economic problems. In Asia, many markets have benefited from higher economic growth rates and relatively attractive valuations, although Japanese stocks have struggled as a result of slowing exports and high oil prices.

      In the fixed income markets, the yield curve flattening "conundrum" continued. As short-term bond yields increased in concert with the Fed rate hikes, yields on longer-term bonds declined (as their prices, which move opposite of yields, increased). Over the past year, the two-year Treasury yield rose 96 basis points (.96%) while the 10-year Treasury yield declined 68 basis points. At period-end, the two-year Treasury yield stood at 3.66% and the 10-year Treasury yield at 3.94%, a spread of just 28 basis points.

      Amid these conditions, the major market benchmarks posted six-month and 12-month returns as follows:

Total Returns as of June 30, 2005
--------------------------------------------------------------------------------
                                                          6-month       12-month
--------------------------------------------------------------------------------
U.S. equities (Standard & Poor's 500 Index) ..........     -0.81%       + 6.32%
Small-cap U.S. equities (Russell 2000 Index) .........     -1.25%       + 9.45%
International equities (MSCI Europe Australasia
   Far East Index) ...................................     -1.17%       +13.65%
Fixed income (Lehman Brothers Aggregate Bond Index) ..     +2.51%       + 6.80%
Tax-exempt fixed income (Lehman Brothers Municipal
   Bond Index) .......................................     +2.89%       + 8.24%
High yield bonds (Credit Suisse First Boston High
   Yield Index) ......................................     +0.77%       +10.10%
--------------------------------------------------------------------------------

      Entering the second half of 2005, we expect more of the same type of "muddle through" environment that has befallen financial markets in the first half of the year. Nevertheless, opportunities do exist and we encourage you to work with your financial advisor to diversify your portfolio among a variety of asset types. This can help to diffuse risk while also tapping into the potential benefits of a broader range of investment alternatives.

      As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

Sincerely,


/s/ Robert C. Doll, Jr.

Robert C. Doll, Jr.
President and Director

FAM Series Fund, Inc.
Mercury Equity Dividend Portfolio
A Discussion With Your Fund's Portfolio Manager

How did the Portfolio perform during the period in light of the existing market conditions?

For the six-month period ended June 30, 2005, Mercury Equity Dividend Portfolio's Class I Shares posted a total return of +5.17%. For the same period, the Portfolio's benchmark, the Standard & Poor's 500 (S&P 500) Index, returned -.81%, and its comparable Lipper category of Equity Income Funds had an average return of -.85%. (Funds in this Lipper category seek relatively high current income and growth of income by investing 60% or more of their assets in dividend-paying equity securities.)

      Strong stock selection in materials and a considerably overweight position in energy were the primary factors in the Portfolio's outperformance versus the benchmark for the period. The relative return also benefited from good security selection in industrials, and both positive stock selection and an underweight position in the consumer discretionary sector.

      Within the materials sector, the Portfolio's performance versus the benchmark benefited from the strong returns of Peabody Energy Corp., a coal mining company, and Cameco Corp., which is engaged in the exploration, development, mining and refining of uranium. Neither of these stocks is represented in the S&P 500 Index. Our overweight positions in two industrial stocks, Rockwell Collins, Inc. and General Dynamics Corp., contributed positively to the Portfolio's relative performance in that sector. Our holdings in The May Department Stores Co. and Newell Rubbermaid, Inc. in the consumer discretionary sector also enhanced the Portfolio's relative returns.

What changes were made to the Portfolio during the period?

      We added to our existing holdings in large capitalization energy stocks during the period. Companies in this sector continued to achieve robust earnings growth and, we believe, have the potential for increased dividend payments throughout 2005. Integrated oil and gas companies have seen strong earnings growth from their exploration and production operations due to rising oil prices, and their refining and petrochemical business segments generated improved returns in the first half of 2005. We believe the enhanced contributions from downstream operations should continue to have a positive effect on the sector's year-over-year earnings even if oil prices decline somewhat from the record-high levels reached in June.

      We also increased the Portfolio's exposure to utilities, given the attractive total returns (share price appreciation and dividends) that we believe this sector should provide. We established several new positions in energy, consumer non-cyclicals and industrial conglomerates.

      The Portfolio's cash position increased during the period as a result of new inflows. In addition, we liquidated our holding in American International Group, Inc., a large multi-lines insurer, based on our concerns about the company's future growth potential following probes into its past business practices, as well as a dividend yield that did not meet our target.

      There were few other changes to the Portfolio during the period because we believe that the basic materials and energy sectors will continue to provide the strongest earnings growth. However, we are monitoring our investments in basic materials, which significantly benefited Portfolio performance over the past two years, as these companies may see their profits stall if high energy prices begin to hamper the economic recovery.

How would you characterize the Portfolio's position at the close of the period?

The Portfolio remains leveraged to a continued cyclical recovery of global economies, particularly China, with exposure to energy and selected materials investments. Given limited near-term capacity additions in these industries to meet increased demand, especially from Asia (most notably China), we believe these sectors should see continued pricing power and subsequent earnings growth. In our view, the consumer discretionary sector is vulnerable to headwinds from the diminished benefits of past federal income tax cuts, and rising medical and energy costs.

Robert M. Shearer
Vice President and Portfolio Manager

July 29, 2005

FAM Series Fund, Inc.
Mercury Equity Dividend Portfolio
Aggregate Total Return--Class I Shares*

--------------------------------------------------------------------------------
Period Covered                                                            Return
--------------------------------------------------------------------------------
Inception (12/31/04) through 6/30/05                                      +5.17%
--------------------------------------------------------------------------------

FAM Series Fund, Inc.
Mercury Equity Dividend Portfolio
Aggregate Total Return--Class II Shares*

--------------------------------------------------------------------------------
Period Covered                                                            Return
--------------------------------------------------------------------------------
Inception (12/31/04) through 6/30/05                                      +5.07%
--------------------------------------------------------------------------------

FAM Series Fund, Inc.
Mercury Equity Dividend Portfolio
Aggregate Total Return--Class III Shares*

--------------------------------------------------------------------------------
Period Covered                                                            Return
--------------------------------------------------------------------------------
Inception (12/31/04) through 6/30/05                                      +5.07%
--------------------------------------------------------------------------------

FAM Series Fund, Inc.
Mercury Equity Dividend Portfolio
Recent Performance Results

--------------------------------------------------------------------------------
                                                                       6-Month
As of June 30, 2005                                                 Total Return
--------------------------------------------------------------------------------
Class I Shares*                                                        +5.17%
--------------------------------------------------------------------------------
Class II Shares*                                                       +5.07
--------------------------------------------------------------------------------
Class III Shares*                                                      +5.07
--------------------------------------------------------------------------------
S&P 500(R) Index**                                                     -0.81
--------------------------------------------------------------------------------
* Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. The Portfolio commenced operations on 12/31/04. Returns do not show the effects of distribution fees (12(b)-1 fees) applicable to Class II and Class III Shares because these fees have not yet been charged. If such fees were included, returns shown would have been lower.
** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

      Past results shown should not be considered a representation of future performance.

      S&P 500 is a registered trademark of the McGraw-Hill Companies.

FAM Series Fund, Inc.
Mercury Equity Dividend Portfolio
Disclosure of Expenses

Shareholders of this Portfolio may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on January 1, 2005 and held through June 30, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

      The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

      The second table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

      The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                       Expenses Paid
                                                      Beginning         Ending       During the Period*
                                                    Account Value    Account Value   January 1, 2005 to
                                                   January 1, 2005   June 30, 2005     June 30, 2005
=======================================================================================================
Actual
=======================================================================================================
Class I                                                $1,000          $1,051.70           $4.78
-------------------------------------------------------------------------------------------------------
Class II                                               $1,000          $1,050.70           $4.78
-------------------------------------------------------------------------------------------------------
Class III                                              $1,000          $1,050.70           $4.78
=======================================================================================================
Hypothetical (5% annual return before expenses)**
=======================================================================================================
Class I                                                $1,000          $1,020.13           $4.71
-------------------------------------------------------------------------------------------------------
Class II                                               $1,000          $1,020.13           $4.71
-------------------------------------------------------------------------------------------------------
Class III                                              $1,000          $1,020.13           $4.71
-------------------------------------------------------------------------------------------------------

* For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (.94% for Class I, .94% for Class II and .94% for Class III), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Currently, Class II and Class III have money from an affiliated entity and are not accruing their distribution fees (12(b)-1 fees). If, during the period, the distribution fees were accrued, the actual expense ratios would have been approximately 1.09% and 1.19%, the actual expenses paid would have been approximately $5.54 and $6.05, and the hypothetical expenses paid would have been approximately $5.46 and $5.96 for Class II and Class III, respectively.
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.

FAM Series Fund, Inc.
Mercury Equity Dividend Portfolio
Portfolio Information as of June 30, 2005

                                                                      Percent of
Sector* Representation                                         Total Investments
--------------------------------------------------------------------------------
Energy .................................................................   21.8%
Financials .............................................................   16.8
Materials ..............................................................   14.0
Industrials ............................................................   12.5
Utilities ..............................................................    9.9
Consumer Staples .......................................................    7.1
Consumer Discretionary .................................................    4.3
Telecommunication Services .............................................    3.4
Health Care ............................................................    2.5
Information Technology .................................................    1.5
Other** ................................................................    6.2
--------------------------------------------------------------------------------
* For Portfolio compliance purposes, "Sector" means any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.
**    Includes portfolio holdings in short-term investments.

FAM Series Fund, Inc.
Mercury Equity Dividend Portfolio
Schedule of Investments as of June 30, 2005                    (in U.S. dollars)

                                                                  Shares
Europe                   Industry*                                  Held                  Common Stocks                     Value
-----------------------------------------------------------------------------------------------------------------------------------
France--2.1%             Oil, Gas & Consumable Fuels--2.1%           500   Total SA (a) ..............................  $    58,425
                         ----------------------------------------------------------------------------------------------------------
                                                                           Total Common Stocks in France .............       58,425
-----------------------------------------------------------------------------------------------------------------------------------
Sweden--1.4%             Household Durables--1.4%                  1,800   Electrolux AB Series B ....................       38,379
                         ----------------------------------------------------------------------------------------------------------
                                                                           Total Common Stocks in Sweden .............       38,379
-----------------------------------------------------------------------------------------------------------------------------------
United Kingdom--2.6%     Beverages--1.2%                           2,200   Diageo Plc ................................       32,454
                         ----------------------------------------------------------------------------------------------------------
                         Oil, Gas & Consumable Fuels--1.4%           600   BP Plc (a) ................................       37,428
                         ----------------------------------------------------------------------------------------------------------
                                                                           Total Common Stocks in the United Kingdom .       69,882
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           Total Common Stocks in Europe--6.1% .......      166,686
-----------------------------------------------------------------------------------------------------------------------------------

Latin America
-----------------------------------------------------------------------------------------------------------------------------------
Peru--0.2%               Metals & Mining--0.2%                       100   Southern Peru Copper Corp. ................        4,284
                         ----------------------------------------------------------------------------------------------------------
                                                                           Total Common Stocks in Latin America--0.2%         4,284
-----------------------------------------------------------------------------------------------------------------------------------

North America
-----------------------------------------------------------------------------------------------------------------------------------
Canada--8.2%             Commercial Banks--2.4%                      700   Bank of Montreal ..........................       32,594
                                                                     700   National Bank of Canada ...................       31,096
                                                                                                                        -----------
                                                                                                                             63,690
                         ----------------------------------------------------------------------------------------------------------
                         Diversified Telecommunication             1,000   BCE, Inc. .................................       23,680
                         Services--1.0%                              100   Telus Corp. ...............................        3,412
                                                                                                                        -----------
                                                                                                                             27,092
                         ----------------------------------------------------------------------------------------------------------
                         Metals & Mining--2.0%                       400   Alcan, Inc. ...............................       12,000
                                                                     600   Barrick Gold Corp. ........................       14,990
                                                                   1,100   Noranda, Inc. .............................       18,878
                                                                     600   Placer Dome, Inc. .........................        9,185
                                                                                                                        -----------
                                                                                                                             55,053
                         ----------------------------------------------------------------------------------------------------------
                         Oil, Gas & Consumable Fuels--2.8%         1,000   Cameco Corp. ..............................       44,620
                                                                     800   EnCana Corp. ..............................       31,568
                                                                                                                        -----------
                                                                                                                             76,188
                         ----------------------------------------------------------------------------------------------------------
                                                                           Total Common Stocks in Canada .............      222,023
-----------------------------------------------------------------------------------------------------------------------------------
United States--73.4%     Aerospace & Defense--6.0%                   300   General Dynamics Corp. ....................       32,862
                                                                     500   Northrop Grumman Corp. ....................       27,625
                                                                   1,200   Raytheon Co. ..............................       46,944
                                                                     300   Rockwell Collins, Inc. ....................       14,304
                                                                     800   United Technologies Corp. .................       41,080
                                                                                                                        -----------
                                                                                                                            162,815
                         ----------------------------------------------------------------------------------------------------------
                         Automobiles--0.3%                           200   General Motors Corp. ......................        6,800
                         ----------------------------------------------------------------------------------------------------------
                         Beverages--0.6%                             400   The Coca-Cola Co. .........................       16,700
                         ----------------------------------------------------------------------------------------------------------
                         Capital Markets--1.0%                       200   The Bank of New York Co., Inc. ............        5,756
                                                                     400   Morgan Stanley ............................       20,988
                                                                                                                        -----------
                                                                                                                             26,744
                         ----------------------------------------------------------------------------------------------------------
                         Chemicals--3.3%                             200   Air Products & Chemicals, Inc. ............       12,060
                                                                     300   The Dow Chemical Co. ......................       13,359
                                                                     400   E.I. du Pont de Nemours & Co. .............       17,204
                                                                     500   Olin Corp. ................................        9,120
                                                                     300   Praxair, Inc. .............................       13,980
                                                                     500   Rohm & Haas Co. ...........................       23,170
                                                                                                                        -----------
                                                                                                                             88,893
                         ----------------------------------------------------------------------------------------------------------

FAM Series Fund, Inc.
Mercury Equity Dividend Portfolio
Schedule of Investments as of June 30, 2005 (continued)        (in U.S. dollars)

North America                                                     Shares
(continued)              Industry*                                  Held                  Common Stocks                     Value
-----------------------------------------------------------------------------------------------------------------------------------
United States            Commercial Banks--4.8%                    1,100   Bank of America Corp. .....................  $    50,171
(continued)                                                          200   PNC Financial Services Group, Inc. ........       10,892
                                                                     200   SunTrust Banks, Inc. ......................       14,448
                                                                     700   U.S. Bancorp ..............................       20,440
                                                                     200   Wachovia Corp. ............................        9,920
                                                                     400   Wells Fargo & Co. .........................       24,632
                                                                                                                        -----------
                                                                                                                            130,503
                         ----------------------------------------------------------------------------------------------------------
                         Commercial Services &                       300   RR Donnelley & Sons Co. ...................       10,353
                         Supplies--0.7%                            2,000   Synagro Technologies, Inc. ................        9,620
                                                                                                                        -----------
                                                                                                                             19,973
                         ----------------------------------------------------------------------------------------------------------
                         Computers & Peripherals--1.5%               800   Hewlett-Packard Co. .......................       18,808
                                                                     300   International Business Machines Corp. .....       22,260
                                                                                                                        -----------
                                                                                                                             41,068
                         ----------------------------------------------------------------------------------------------------------
                         Consumer Finance--0.4%                      200   American Express Co. ......................       10,646
                         ----------------------------------------------------------------------------------------------------------
                         Containers & Packaging--0.8%                600   Temple-Inland, Inc. .......................       22,290
                         ----------------------------------------------------------------------------------------------------------
                         Diversified Financial Services--3.5%      1,600   Citigroup, Inc. ...........................       73,968
                                                                     600   JPMorgan Chase & Co. ......................       21,192
                                                                                                                        -----------
                                                                                                                             95,160
                         ----------------------------------------------------------------------------------------------------------
                         Diversified Telecommunication               600   BellSouth Corp. ...........................       15,942
                         Services--2.4%                              800   SBC Communications, Inc. ..................       19,000
                                                                     500   Sprint Corp. ..............................       12,545
                                                                     500   Verizon Communications, Inc. ..............       17,275
                                                                                                                        -----------
                                                                                                                             64,762
                         ----------------------------------------------------------------------------------------------------------
                         Electric Utilities--5.4%                    200   Ameren Corp. ..............................       11,060
                                                                     300   American Electric Power Co., Inc. .........       11,061
                                                                     300   Cinergy Corp. .............................       13,446
                                                                     100   Consolidated Edison, Inc. .................        4,684
                                                                     500   Exelon Corp. ..............................       25,665
                                                                     400   FPL Group, Inc. ...........................       16,824
                                                                     200   FirstEnergy Corp. .........................        9,622
                                                                     400   PPL Corp. .................................       23,752
                                                                     200   Pinnacle West Capital Corp. ...............        8,890
                                                                     600   The Southern Co. ..........................       20,802
                                                                                                                        -----------
                                                                                                                            145,806
                         ----------------------------------------------------------------------------------------------------------
                         Electrical Equipment--0.5%                  300   Rockwell Automation, Inc. .................       14,613
                         ----------------------------------------------------------------------------------------------------------
                         Energy Equipment & Services--1.9%           600   Halliburton Co. ...........................       28,692
                                                                     300   Schlumberger Ltd. .........................       22,782
                                                                                                                        -----------
                                                                                                                             51,474
                         ----------------------------------------------------------------------------------------------------------
                         Food & Staples Retailing--0.4%              200   Wal-Mart Stores, Inc. .....................        9,640
                         ----------------------------------------------------------------------------------------------------------
                         Food Products--0.7%                         200   General Mills, Inc. .......................        9,358
                                                                     300   HJ Heinz Co. ..............................       10,626
                                                                                                                        -----------
                                                                                                                             19,984
                         ----------------------------------------------------------------------------------------------------------
                         Gas Utilities--1.9%                         400   AGL Resources, Inc. .......................       15,460
                                                                     400   Equitable Resources, Inc. .................       27,200
                                                                     200   KeySpan Corp. .............................        8,140
                                                                                                                        -----------
                                                                                                                             50,800
                         ----------------------------------------------------------------------------------------------------------
                         Household Durables--0.5%                    600   Newell Rubbermaid, Inc. ...................       14,304
                         ----------------------------------------------------------------------------------------------------------
                         Household Products--3.3%                    500   Clorox Co. ................................       27,860
                                                                     400   Kimberly-Clark Corp. ......................       25,036
                                                                     700   Procter & Gamble Co. ......................       36,925
                                                                                                                        -----------
                                                                                                                             89,821
                         ----------------------------------------------------------------------------------------------------------

FAM Series Fund, Inc.
Mercury Equity Dividend Portfolio
Schedule of Investments as of June 30, 2005 (continued)        (in U.S. dollars)

North America                                                     Shares
(concluded)              Industry*                                  Held                  Common Stocks                     Value
-----------------------------------------------------------------------------------------------------------------------------------
United States            Independent Power Producers &               400   Duke Energy Corp. .........................  $    11,892
(concluded)              Energy Traders--2.0%                        500   TXU Corp. .................................       41,545
                                                                                                                        -----------
                                                                                                                             53,437
                         ----------------------------------------------------------------------------------------------------------
                         Industrial Conglomerates--3.0%              200   3M Co. ....................................       14,460
                                                                   1,900   General Electric Co. ......................       65,835
                                                                                                                        -----------
                                                                                                                             80,295
                         ----------------------------------------------------------------------------------------------------------
                         Insurance--3.0%                             600   Lincoln National Corp. ....................       28,152
                                                                     300   Marsh & McLennan Cos., Inc. ...............        8,310
                                                                   1,100   The St. Paul Travelers Cos., Inc. .........       43,483
                                                                                                                        -----------
                                                                                                                             79,945
                         ----------------------------------------------------------------------------------------------------------
                         Machinery--2.0%                             300   Caterpillar, Inc. .........................       28,593
                                                                     400   Deere & Co. ...............................       26,196
                                                                                                                        -----------
                                                                                                                             54,789
                         ----------------------------------------------------------------------------------------------------------
                         Media--1.0%                                 600   The McGraw-Hill Cos., Inc. ................       26,550
                         ----------------------------------------------------------------------------------------------------------
                         Metals & Mining--0.1%                       100   Newmont Mining Corp. ......................        3,903
                         ----------------------------------------------------------------------------------------------------------
                         Multi-Utilities--2.7%                       500   Dominion Resources, Inc. ..................       36,695
                                                                     400   Public Service Enterprise Group, Inc. .....       24,328
                                                                     300   Wisconsin Energy Corp. ....................       11,700
                                                                                                                        -----------
                                                                                                                             72,723
                         ----------------------------------------------------------------------------------------------------------
                         Multiline Retail--0.4%                      300   The May Department Stores Co. .............       12,048
                         ----------------------------------------------------------------------------------------------------------
                         Oil, Gas & Consumable Fuels--11.6%          500   Chevron Corp. .............................       27,960
                                                                   1,100   ConocoPhillips ............................       63,239
                                                                     600   Consol Energy, Inc. .......................       32,148
                                                                   1,500   Exxon Mobil Corp. .........................       86,205
                                                                     400   Marathon Oil Corp. ........................       21,348
                                                                     800   Murphy Oil Corp. ..........................       41,784
                                                                     800   Peabody Energy Corp. ......................       41,632
                                                                                                                        -----------
                                                                                                                            314,316
                         ----------------------------------------------------------------------------------------------------------
                         Paper & Forest Products--1.9%               700   International Paper Co. ...................       21,147
                                                                     200   MeadWestvaco Corp. ........................        5,608
                                                                     400   Weyerhaeuser Co. ..........................       25,460
                                                                                                                        -----------
                                                                                                                             52,215
                         ----------------------------------------------------------------------------------------------------------
                         Personal Products--1.0%                     700   Avon Products, Inc. .......................       26,495
                         ----------------------------------------------------------------------------------------------------------
                         Pharmaceuticals--2.5%                       300   Abbott Laboratories .......................       14,703
                                                                     600   Bristol-Myers Squibb Co. ..................       14,988
                                                                     200   Johnson & Johnson .........................       13,000
                                                                     400   Merck & Co., Inc. .........................       12,320
                                                                     300   Wyeth .....................................       13,350
                                                                                                                        -----------
                                                                                                                             68,361
                         ----------------------------------------------------------------------------------------------------------
                         Real Estate--1.6%                           200   Kimco Realty Corp. ........................       11,782
                                                                     200   Simon Property Group, Inc. ................       14,498
                                                                     500   Taubman Centers, Inc. .....................       17,045
                                                                                                                        -----------
                                                                                                                             43,325
                         ----------------------------------------------------------------------------------------------------------
                         Specialty Retail--0.3%                      400   Limited Brands ............................        8,568
                         ----------------------------------------------------------------------------------------------------------
                         Thrifts & Mortgage Finance--0.2%            100   Freddie Mac ...............................        6,523
                         ----------------------------------------------------------------------------------------------------------
                         Transportation Infrastructure--0.2%         500   Eagle Bulk Shipping, Inc. (c) .............        6,750
                         ----------------------------------------------------------------------------------------------------------
                                                                           Total Common Stocks in the United States ..    1,993,039
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           Total Common Stocks in North America--81.6%    2,215,062
-----------------------------------------------------------------------------------------------------------------------------------

FAM Series Fund, Inc.
Mercury Equity Dividend Portfolio
Schedule of Investments as of June 30, 2005 (concluded)        (in U.S. dollars)

                                                             Shares
Pacific Basin/Asia       Industry*                             Held                       Common Stocks                     Value
-----------------------------------------------------------------------------------------------------------------------------------
Australia--5.3%          Metals & Mining--5.3%                4,400   Alumina Ltd. ...................................  $    18,681
                                                              3,000   BHP Billiton Ltd. ..............................       41,504
                                                              7,800   BlueScope Steel Ltd. ...........................       48,932
                                                              1,000   Rio Tinto Ltd. .................................       34,164
                         ----------------------------------------------------------------------------------------------------------
                                                                      Total Common Stocks in Australia ...............      143,281
-----------------------------------------------------------------------------------------------------------------------------------
China--0.4%              Metals & Mining--0.4%                  200   Aluminum Corp. of China Ltd. (a) ...............       10,994
                         ----------------------------------------------------------------------------------------------------------
                                                                      Total Common Stocks in China ...................       10,994
-----------------------------------------------------------------------------------------------------------------------------------
                                                                      Total Common Stocks in the Pacific
                                                                      Basin/Asia--5.7% ...............................      154,275
-----------------------------------------------------------------------------------------------------------------------------------
                                                                      Total Common Stocks
                                                                      (Cost--$2,433,966)--93.6% ......................    2,540,307
-----------------------------------------------------------------------------------------------------------------------------------

                                                              Face
North America                                                Amount              Trust Preferreds
-----------------------------------------------------------------------------------------------------------------------------------
United States--0.4%      Automobiles--0.4%                 $ 12,500   Ford Motor Co. Capital Trust II,
                                                                      3.25% due 1/15/2032 (d) ........................        9,962
                         ----------------------------------------------------------------------------------------------------------
                                                                      Total Trust Preferreds (Cost--$13,206)--0.4% ...        9,962
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Beneficial
                                                           Interest            Short-Term Securities
-----------------------------------------------------------------------------------------------------------------------------------
                                                           $166,931   Merrill Lynch Liquidity Series,
                                                                        LLC Cash Sweep Series I (b) ..................      166,931
                         ----------------------------------------------------------------------------------------------------------
                                                                      Total Short-Term Securities
                                                                      (Cost--$166,931)--6.1% .........................      166,931
-----------------------------------------------------------------------------------------------------------------------------------
                                                                      Total Investments
                                                                      (Cost--$2,614,103**)--100.1% ...................    2,717,200
                                                                      Liabilities in Excess of
                                                                      Other Assets--(0.1%) ...........................       (2,368)
                                                                                                                        -----------
                                                                      Net Assets--100.0% .............................  $ 2,714,832
                                                                                                                        ===========
-----------------------------------------------------------------------------------------------------------------------------------

* For Portfolio compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
** The cost and unrealized appreciation (depreciation) of investments as of June 30, 2005, as computed for federal income tax purposes, were as follows:

      Aggregate cost ..........................................     $ 2,614,103
                                                                    ===========
      Gross unrealized appreciation ...........................     $   180,682
      Gross unrealized depreciation ...........................         (77,585)
                                                                    -----------
      Net unrealized appreciation .............................     $   103,097
                                                                    ===========

(a)   Depositary Receipts.
(b) Investments in companies considered to be an affiliate of the Portfolio (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

                                                                   Net     Interest
      Affiliate                                                 Activity    Income
      -----------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC Cash Sweep Series I   $166,931     $2,554
      -----------------------------------------------------------------------------

(c)   Non-income producing security.
(d)   Convertible security.

      See Notes to Financial Statements.

FAM Series Fund, Inc.
Mercury Equity Dividend Portfolio
Statement of Assets and Liabilities as of June 30, 2005

Assets:
Investments in unaffiliated securities, at value (identified cost--$2,447,172)                          $2,550,269
Investments in affiliated securities, at value (identified cost--$166,931) ...                             166,931
Foreign cash (cost--$5,184) ..................................................                               5,104
Receivables:
  Dividends ..................................................................    $    3,836
  Investment adviser .........................................................         1,015
  Interest (including $385 from affiliates) ..................................           557                 5,408
                                                                                  ----------            ----------
Total assets .................................................................                           2,727,712
                                                                                                        ----------
------------------------------------------------------------------------------------------------------------------
Liabilities:
Payables:
  Other affiliates ...........................................................           857
  Capital shares redeemed ....................................................             4                   861
                                                                                  ----------
Accrued expenses and other liabilities .......................................                              12,019
                                                                                                        ----------
Total liabilities ............................................................                              12,880
                                                                                                        ----------
------------------------------------------------------------------------------------------------------------------
Net Assets ...................................................................                          $2,714,832
                                                                                                        ==========
------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
Class I Shares of Common Stock, $.10 par value, 30,000,000 shares authorized .                          $   25,921
Class II Shares of Common Stock, $.10 par value, 30,000,000 shares authorized                                   10
Class III Shares of Common Stock, $.10 par value, 30,000,000 shares authorized                                  10
Paid-in capital in excess of par .............................................                           2,572,120
Undistributed investment income--net .........................................    $   12,037
Undistributed realized capital gains--net ....................................         1,715
Unrealized appreciation--net .................................................       103,019
                                                                                  ----------
Total accumulated earnings--net ..............................................                             116,771
                                                                                                        ----------
Net Assets ...................................................................                          $2,714,832
                                                                                                        ==========
------------------------------------------------------------------------------------------------------------------
Net Asset Value:
Class I--Based on net assets of $2,712,730 and 259,210 shares outstanding ....                          $    10.47
                                                                                                        ==========
Class II--Based on net assets of $1,051 and 100.45 shares outstanding ........                          $    10.46
                                                                                                        ==========
Class III--Based on net assets of $1,051 and 100.35 shares outstanding .......                          $    10.47
                                                                                                        ==========

      See Notes to Financial Statements.

FAM Series Fund, Inc.
Mercury Equity Dividend Portfolio
Statement of Operations for the Period Ended June 30, 2005*

Investment Income:
Dividends (net of $789 foreign withholding tax) ..............................                          $   32,598
Interest (including $2,554 from affiliates) ..................................                               2,944
                                                                                                        ----------
Total income .................................................................                              35,542
                                                                                                        ----------
------------------------------------------------------------------------------------------------------------------
Expenses:
Investment advisory fees .....................................................    $    7,680
Offering costs ...............................................................         7,052
Printing and shareholder reports .............................................         3,781
Transfer agent fees--Class I .................................................         2,816
Accounting services ..........................................................         2,451
Professional fees ............................................................         1,991
Custodian fees ...............................................................         1,735
Pricing services .............................................................           955
Registration fees ............................................................           718
Directors' fees and expenses .................................................           447
Other ........................................................................         3,806
                                                                                  ----------
Total expenses before waiver and reimbursement ...............................        33,432
Waiver and reimbursement of expenses .........................................       (21,400)
                                                                                  ----------
Total expenses after waiver and reimbursement ................................                              12,032
                                                                                                        ----------
Investment income--net .......................................................                              23,510
                                                                                                        ----------
------------------------------------------------------------------------------------------------------------------
Realized & Unrealized Gain (Loss)--Net:
Realized gain on:
  Investments--net ...........................................................         1,099
  Foreign currency transactions--net .........................................           616                 1,715
                                                                                  ----------
Unrealized appreciation/depreciation on:
  Investments--net ...........................................................       103,097
  Foreign currency transactions--net .........................................           (78)              103,019
                                                                                  ----------            ----------
Total realized and unrealized gain--net ......................................                             104,734
                                                                                                        ----------
Net Increase in Net Assets Resulting from Operations .........................                          $  128,244
                                                                                                        ==========
------------------------------------------------------------------------------------------------------------------

* Portfolio commenced operations just prior to the close of business on December 31, 2004.

      See Notes to Financial Statements.

FAM Series Fund, Inc.
Mercury Equity Dividend Portfolio
Statement of Changes in Net Assets

                                                                              For the
                                                                            Period Ended
                                                                              June 30,
Increase (Decrease) in Net Assets:                                             2005**
----------------------------------------------------------------------------------------
Operations:
Investment income--net ............................................          $    23,510
Realized gain--net ................................................                1,715
Unrealized appreciation/depreciation--net .........................              103,019
                                                                             -----------
Net increase in net assets resulting from operations ..............              128,244
                                                                             -----------
----------------------------------------------------------------------------------------
Dividends to Shareholders:
Investment income--net:
  Class I .........................................................              (11,465)
  Class II ........................................................                   (5)
  Class III .......................................................                   (3)
                                                                             -----------
Net decrease in net assets resulting from dividends to shareholders              (11,473)
                                                                             -----------
----------------------------------------------------------------------------------------
Capital Share Transactions:
Net increase in net assets derived from capital share transactions             2,595,061
                                                                             -----------
----------------------------------------------------------------------------------------
Net Assets:
Total increase in net assets ......................................            2,711,832
Beginning of period ...............................................                3,000
                                                                             -----------
End of period* ....................................................          $ 2,714,832
                                                                             ===========
----------------------------------------------------------------------------------------
*Undistributed investment income--net .............................          $    12,037
                                                                             ===========
----------------------------------------------------------------------------------------

** The Portfolio commenced operations just prior to the close of business on December 31, 2004.

      See Notes to Financial Statements.

FAM Series Fund, Inc.
Mercury Equity Dividend Portfolio
Financial Highlights

                                                                            For the Period Ended June 30, 2005***
The following per share data and ratios have been derived             -----------------------------------------------
from information provided in the financial statements.                 Class I            Class II          Class III
---------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period .......................          $   10.00          $   10.00          $   10.00
                                                                      ---------          ---------          ---------
Investment income--net** ...................................                .09                .09                .09
Realized and unrealized gain--net ..........................                .43                .42                .42
                                                                      ---------          ---------          ---------
Total from investment operations ...........................                .52                .51                .51
                                                                      ---------          ---------          ---------
Less dividends from investment income--net .................               (.05)              (.05)              (.04)
                                                                      ---------          ---------          ---------
Net asset value, end of period .............................          $   10.47          $   10.46          $   10.47
                                                                      =========          =========          =========
---------------------------------------------------------------------------------------------------------------------
Total Investment Return:+
Based on net asset value per share .........................               5.17%@             5.07%@             5.07%@
                                                                      =========          =========          =========
---------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
Expenses, net of waiver and reimbursement ..................                .94%*              .94%*              .94%*
                                                                      =========          =========          =========
Expenses ...................................................               2.61%*             2.61%*             2.61%*
                                                                      =========          =========          =========
Investment income--net .....................................               1.84%*             1.84%*             1.84%*
                                                                      =========          =========          =========
---------------------------------------------------------------------------------------------------------------------
Supplemental Data:
Net assets, end of period (in thousands) ...................          $   2,713          $       1          $       1
                                                                      =========          =========          =========
Portfolio turnover .........................................               2.43%              2.43%              2.43%
                                                                      =========          =========          =========
---------------------------------------------------------------------------------------------------------------------

*     Annualized.
**    Based on average shares outstanding.
*** The Portfolio commenced operations just prior to the close of business on December 31, 2004.
+     Total investment returns exclude insurance-related fees and expenses.
@     Aggregate total investment return.

      See Notes to Financial Statements.

FAM Series Fund, Inc.
Mercury Equity Dividend Portfolio
Notes to Financial Statements

1. Significant Accounting Policies:

FAM Series Fund, Inc. (the "Fund") is an open-end management investment company that is comprised of 14 separate portfolios. Each portfolio offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Mercury Equity Dividend Portfolio (the "Portfolio") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. The Portfolio commenced operations just prior to the close of business on December 31, 2004. The Portfolio had no operations other than the sale of 300 shares of Common Stock to Merrill Lynch Investment Managers, L.P. ("MLIM"), doing business as Mercury Advisors, for $3,000. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Portfolio's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Portfolio.

      (a) Valuation of investments--Equity securities that are held by the Portfolio that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

      Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

      Repurchase agreements are valued at cost plus accrued interest. The Portfolio employs pricing services to provide certain securities prices for the Portfolio. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Portfolio, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Portfolio under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

      Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolio's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.

      (b) Derivative financial instruments -- The Portfolio may engage in various portfolio investment strategies both to increase the return of the Portfolio and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Portfolio may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Portfolio may write and purchase call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written options are non-income producing investments.

o Forward foreign exchange contracts -- The Portfolio may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

      (c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

      (d) Income taxes -- It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

      (e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date. Interest income is recognized on the accrual basis.

      (f) Dividends and distributions -- Dividends and distributions paid by the Portfolio are recorded on the ex-dividend dates.

      (g) Expenses -- Certain expenses have been allocated to the individual portfolios in the Fund on a pro rata basis based upon the respective aggregate net asset value of each portfolio included in the Fund.

      (h) Securities lending -- The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. Where the Portfolio receives securities as collateral for the loaned securities, it receives a fee from the borrower. The Portfolio typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Portfolio may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with MLIM. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor") which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

      MLIM is responsible for the management of the Fund's portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays a monthly fee at the annual rate of .60% of the average daily value of the Portfolio's net assets. MLIM has agreed to voluntarily waive fees so that the total annual portfolio operating expenses do not exceed .94%, exclusive of distribution fees. MLIM may discontinue or reduce this waiver at any time without notice. For the period ended June 30, 2005, MLIM earned fees of $7,680, all of which was waived. In addition, MLIM reimbursed the Portfolio in the amount of $13,720. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Portfolio. There is no increase in the aggregate fees paid by the Portfolio for these services.

      Pursuant to the Distribution Plans adopted by the Fund, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Portfolio pays the Distributor an ongoing distribution fee each month at the annual rate of .15% of the average daily value of the Portfolio's Class II net assets and .25% of the average daily value of the Portfolio's Class III net assets. For the period ended June 30, 2005, the distribution fees were not accrued for Class II and Class III.

      The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund and the Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates.

      For the period ended June 30, 2005, the Portfolio reimbursed MLIM $5 for certain accounting services.

      In addition, MLPF&S earned $62 in commissions on the execution of portfolio security transactions for the period ended June 30, 2005.

      Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

      Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, ML & Co., and/or MLIM, LLC.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the period ended June 30, 2005 were $2,504,799 and $58,720, respectively.

4. Capital Share Transactions:

Net increase in net assets resulting from capital share transactions was $2,595,061 for the period ended June 30, 2005.

      Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------------------
Class I Shares for the Period Ended                                    Dollar
June 30, 2005*                                      Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           257,982        $ 2,583,627
Shares issued to shareholders in
  reinvestment of dividends ..............             1,132             11,465
                                                 -----------        -----------
Total issued .............................           259,114          2,595,092
Shares redeemed ..........................                (4)               (39)
                                                 -----------        -----------
Net increase .............................           259,110        $ 2,595,053
                                                 ===========        ===========
-------------------------------------------------------------------------------
* Prior to the close of business on December 31, 2004 (commencement of operations), the Portfolio issued 100 shares to MLIM for $1,000.

-------------------------------------------------------------------------------
Class II Shares for the Period Ended                                   Dollar
June 30, 2005*                                      Shares             Amount
-------------------------------------------------------------------------------
Shares issued to shareholders in
  reinvestment of dividends ..............                --**      $         5
                                                 -----------        -----------
Net increase .............................                --**      $         5
                                                 ===========        ===========
-------------------------------------------------------------------------------
* Prior to the close of business on December 31, 2004 (commencement of operations), the Portfolio issued 100 shares to MLIM for $1,000.
**    Amount is less than 1 share.

-------------------------------------------------------------------------------
Class III Shares for the Period Ended                                  Dollar
June 30, 2005*                                      Shares             Amount
-------------------------------------------------------------------------------
Shares issued to shareholders in
  reinvestment of dividends ..............                --**      $         3
                                                 -----------        -----------
Net increase .............................                --**      $         3
                                                 ===========        ===========
-------------------------------------------------------------------------------
* Prior to the close of business on December 31, 2004 (commencement of operations), the Portfolio issued 100 shares to MLIM for $1,000.
**    Amount is less than 1 share.

5. Subsequent Event:

The Portfolio paid an ordinary income dividend in the amount of $.046055 per Class I and Class II Shares and $.036091 per Class III Share on July 27, 2005 to shareholders of record on July 21, 2005.

FAM Series Fund, Inc.
Mercury Global SmallCap Portfolio
A Discussion With Your Fund's Portfolio Managers

How did the Portfolio perform during the period in light of the existing market conditions?

For the six-month period ended June 30, 2005, Mercury Global SmallCap Portfolio's Class I Shares had a total return of +2.20%. For the same period, the benchmark Morgan Stanley Capital International (MSCI) World Small Cap Index returned +1.46%.

      Small cap markets around the world yielded small positive returns over the six months ended June 30, 2005. Concerns over high oil prices, rising short-term interest rates and fears of a consumer slowdown in the United States weighed on investors' minds. Nevertheless, strong economic growth in the U.S. as well as in Asia, in addition to stubbornly low long-term interest rates, provided a positive backdrop for the markets.

      Within the MSCI World Small Cap Index, the energy sector emerged as the top performer during the period, with a total return of more than 20%. Vibrant global economic growth continued to strain the ability of oil producers to meet the rising demand, which helped to keep oil prices over $50 per barrel. The utilities sector also saw double-digit returns, as the high and stable dividend yields offered by these stocks became more attractive to investors in the context of the relatively low interest rates on long-term bonds. Information technology and materials were the only two sectors to generate negative returns.

      At a regional level, the major markets in the United States and the United Kingdom had negative returns for the six-month period. Asian markets such as Japan (+3.9%), Australia (+4.5%) and Singapore (+21%) showed strong returns, as did some continental European markets, including Denmark (+20.4%), Spain (+15.8%) and Finland (+14.7%).

What factors most influenced Portfolio performance?

During the six-month period, Portfolio performance benefited from favorable stock selection and an underweight position in the materials sector, as well as good stock selection and an overweight position in the energy sector. In the materials sector, we saw strong performance from Arch Coal, Inc., a U.S. coal miner, and Cameco Corp., a Canadian company that mines and refines uranium used for nuclear power generation. In the energy sector, performance was boosted by the increase in the share price of DET Norske Oljeselskap, a Norwegian oil producer that enjoyed positive results from its exploration efforts in Yemen.

      Detracting from the Portfolio's relative results was poor stock selection in the financials and consumer staples sectors. In financials, our underweight position in U.S. thrifts, banks and real estate investment trusts was detrimental to performance, although we believe these positions will prove beneficial over time. In the consumer staples sector, performance was hurt by our position in People's Food Holdings Ltd., a Singapore-listed company that sells pork and meat products in China. The company suffered profit margin pressure due to higher input prices.

What changes were made to the Portfolio during the period?

The Portfolio continued to be underweight in the consumer discretionary, technology and financials sectors, although we recently added to our technology exposure and reduced our underweighting there. In the energy sector, we added to our position and maintained an overweighting in light of the continued strong demand for and relatively inelastic near-term supply of oil. Early in the period, we significantly reduced our exposure to the materials sector to an underweighting on concerns of increased supply and high valuations in the sector. Finally, we added to our overweight position in health care, where we are able to find interesting growth companies with reasonable valuations. One of the health care names we hold in the portfolio is Cochlear Ltd. in Australia, a market leader in manufacturing cochlear implants for hearing-impaired individuals.

      From a geographic perspective, we trimmed our already underweight positions in the United States and Japan. In the U.S., we were concerned about a potential consumer slowdown, higher interest rates and unattractive valuations. However, we are aware that low long-term interest rates have resulted in equities becoming more attractive than bonds, and we are closely monitoring our position. In Japan, we are waiting for more concrete evidence of a sustainable economic recovery.

      We increased our positions in Europe and non-Japan Asia during the period, adding YIT-Yhtyma Oyj, a Finnish company, and AirAsia BHD, a Malaysian company. YIT is a high-quality engineering and construction company active in the Scandinavian market with growth prospects in Russia and other Baltic states. AirAsia is a low-fare airline that we believe has a sound business model, good management and strong growth prospects as it operates in Asia, where the economic environment is very vibrant.

How would you characterize the Portfolio's position at the close of the period?

The global economic environment provides a positive backdrop for equity investing. Growth continues to be strong and secular in developing economies such as India, China and Brazil. Inflation remains muted although it is showing some signs of a modest increase, particularly in the United States. However, the combination of high oil prices and rising short-term interest rates in the U.S. points to a potential slowing of the pace of global economic growth. This should put negative pressure on inflation and keep long-term interest rates low. When compared to the low long-term bond yields, equities look relatively inexpensive and should perform well, unless the economic slowdown is more pronounced than currently anticipated.

      In the medium term, there are some issues of concern. In the United States, these include the stubbornly high current account deficit and the fiscal deficit. In Europe, growth is sluggish and deficits high. However, the emergence of the new member countries of the European Union is forcing a cost rationalization in industry, which we believe should have beneficial longer-term effects on corporate profitability. Japan, in the meantime, continues to struggle to post successive periods of solid growth.

      We believe the Portfolio is well positioned for this environment. We are overweight in non-Japan Asia, where we continue to find good growth companies selling at reasonable prices relative to their global peers. We are underweight in the United States, based on concerns about an economic slowdown and its impact on consumer spending, as well as high stock valuations relative to historic comparisons. Having said that, valuations are not expensive when considering the low bond yields, and we are closely monitoring this position. In spite of a rather sluggish macro environment, investment opportunities do exist in Europe, where we have found companies with good growth prospects and trading at reasonable valuations.

      Our investment process continues to be stock driven, and our portfolio consists of a diversified group of companies with good stock price appreciation potential. Leading names in the portfolio include Ryanair Holdings Plc, an Ireland-based low-fare airline that has outstanding management and good growth in Europe; Koninklijke Wessanen NV, a Dutch producer and distributor of organic food; Affymetrix, Inc., a U.S. company developing DNA chip technology; International Power Plc, a U.K.-based global electricity generator; and Vestas Wind Systems A/S, a Danish company and leader in the manufacture of wind turbines for generating wind power.

      For investors with a long-term focus, we believe there are many opportunities, such as the ones outlined above, among small cap companies globally. We believe that our diversified portfolio of small cap companies will continue to prosper, as many of our investments have the potential to emerge as tomorrow's industry leaders given their superior innovation and technology.

Murali Balaraman, CFA
Vice President and Portfolio Manager

John Coyle, CFA
Vice President and Portfolio Manager

July 29, 2005

FAM Series Fund, Inc.
Mercury Global SmallCap Portfolio
Aggregate Total Return--Class I Shares*

--------------------------------------------------------------------------------
Period Covered                                                            Return
--------------------------------------------------------------------------------
Inception (12/31/04) through 6/30/05                                      +2.20%
--------------------------------------------------------------------------------

FAM Series Fund, Inc.
Mercury Global SmallCap Portfolio
Aggregate Total Return--Class II Shares*

--------------------------------------------------------------------------------
Period Covered                                                            Return
--------------------------------------------------------------------------------
Inception (12/31/04) through 6/30/05                                      +2.30%
--------------------------------------------------------------------------------

FAM Series Fund, Inc.
Mercury Global SmallCap Portfolio
Aggregate Total Return--Class III Shares*

--------------------------------------------------------------------------------
Period Covered                                                            Return
--------------------------------------------------------------------------------
Inception (12/31/04) through 6/30/05                                      +2.30%
--------------------------------------------------------------------------------

FAM Series Fund, Inc.
Mercury Global SmallCap Portfolio
Recent Performance Results

--------------------------------------------------------------------------------
                                                                      6-Month
As of June 30, 2005                                                 Total Return
--------------------------------------------------------------------------------
Class I Shares*                                                        +2.20%
--------------------------------------------------------------------------------
Class II Shares*                                                       +2.30
--------------------------------------------------------------------------------
Class III Shares*                                                      +2.30
--------------------------------------------------------------------------------
MSCI World Index**                                                     -0.70
--------------------------------------------------------------------------------
MSCI World Small Cap Index***                                          +1.46
--------------------------------------------------------------------------------
* Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. The Portfolio commenced operations on 12/31/04. Returns do not show the effects of distribution fees (12(b)-1 fees) applicable to Class II and Class III Shares because these fees have not yet been charged. If such fees were included, returns shown would have been lower.
** This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small- capitalization companies in 23 countries, including the United States.
*** This unmanaged broad-based Index is comprised of small cap companies from 23 developed markets.

      Past results shown should not be considered a representation of future performance.

FAM Series Fund, Inc.
Mercury Global SmallCap Portfolio
Disclosure of Expenses

Shareholders of this Portfolio may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on January 1, 2005 and held through June 30, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

      The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

      The second table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

      The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                          Expenses Paid
                                                        Beginning         Ending       During the Period*
                                                      Account Value    Account Value   January 1, 2005 to
                                                     January 1, 2005   June 30, 2005      June 30, 2005
=========================================================================================================
Actual
=========================================================================================================
Class I                                                   $1,000         $1,022.00           $5.87
---------------------------------------------------------------------------------------------------------
Class II                                                  $1,000         $1,023.00           $5.87
---------------------------------------------------------------------------------------------------------
Class III                                                 $1,000         $1,023.00           $5.87
=========================================================================================================
Hypothetical (5% annual return before expenses)**
=========================================================================================================
Class I                                                   $1,000         $1,018.99           $5.86
---------------------------------------------------------------------------------------------------------
Class II                                                  $1,000         $1,018.99           $5.86
---------------------------------------------------------------------------------------------------------
Class III                                                 $1,000         $1,018.99           $5.86
---------------------------------------------------------------------------------------------------------

* For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (1.17% for Class I, 1.17% for Class II and 1.17% for Class III), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Currently, Class II and Class III have money from an affiliated entity and are not accruing their distribution fees (12(b)-1 fees). If, during the period, the distribution fees were accrued, the actual expense ratios would have been approximately 1.32% and 1.42%, the actual expenses paid would have been approximately $6.62 and $7.12, and the hypothetical expenses paid would have been approximately $6.61 and $7.10 for Class II and Class III, respectively.
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.

FAM Series Fund, Inc.
Mercury Global SmallCap Portfolio
Portfolio Information as of June 30, 2005

                                                                      Percent of
Geographic Allocation                                          Total Investments
--------------------------------------------------------------------------------
United States ...........................................                  32.6%
Australia ...............................................                   4.9
Japan ...................................................                   4.7
Netherlands .............................................                   4.4
United Kingdom ..........................................                   4.0
Canada ..................................................                   3.4
Denmark .................................................                   3.1
Norway ..................................................                   2.6
Sweden ..................................................                   2.2
France ..................................................                   2.2
Italy ...................................................                   2.0
Indonesia ...............................................                   1.9
Finland .................................................                   1.6
Ireland .................................................                   1.6
Brazil ..................................................                   1.6
Hong Kong ...............................................                   1.5
Switzerland .............................................                   1.5
Malaysia ................................................                   1.4
Israel ..................................................                   1.4
India ...................................................                   1.2
Germany .................................................                   1.2
Venezuela ...............................................                   1.1
Taiwan ..................................................                   1.0
Philippines .............................................                   0.8
Bermuda .................................................                   0.8
South Africa ............................................                   0.7
Belgium .................................................                   0.6
Greece ..................................................                   0.5
Spain ...................................................                   0.5
Singapore ...............................................                   0.4
Thailand ................................................                   0.2
China ...................................................                   0.1
Other* ..................................................                  12.3
-------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term investments.

FAM Series Fund, Inc.
Mercury Global SmallCap Portfolio
Schedule of Investments as of June 30, 2005                    (in U.S. dollars)

                                                                  Shares
Africa                   Industry*                                  Held                 Common Stocks                     Value
-----------------------------------------------------------------------------------------------------------------------------------
South Africa--1.0%       Health Care Providers &                  30,100   Network Healthcare Holdings Ltd. .........   $    27,648
                         Services--1.0%
                         ----------------------------------------------------------------------------------------------------------
                                                                           Total Common Stocks in Africa--1.0% ......        27,648
-----------------------------------------------------------------------------------------------------------------------------------

Europe
-----------------------------------------------------------------------------------------------------------------------------------
Belgium--0.8%            Electrical Equipment--0.8%                  900   RHJ International (a) ....................        21,247
                         ----------------------------------------------------------------------------------------------------------
                                                                           Total Common Stocks in Belgium ...........        21,247
-----------------------------------------------------------------------------------------------------------------------------------
Denmark--4.2%            Electrical Equipment--2.6%                4,200   Vestas Wind Systems A/S (a) ..............        69,769
                         ----------------------------------------------------------------------------------------------------------
                         Health Care Equipment &                   2,500   GN Store Nord ............................        28,329
                         Supplies--1.0%
                         ----------------------------------------------------------------------------------------------------------
                         Insurance--0.6%                             235   Topdanmark A/S (a) .......................        17,142
                         ----------------------------------------------------------------------------------------------------------
                                                                           Total Common Stocks in Denmark ...........       115,240
-----------------------------------------------------------------------------------------------------------------------------------
Finland--2.2%            Construction & Engineering--1.5%          1,200   YIT-Yhtyma Oyj ...........................        40,097
                         ----------------------------------------------------------------------------------------------------------
                         Insurance--0.5%                           1,000   Pohjola Group Plc Class D ................        14,528
                         ----------------------------------------------------------------------------------------------------------
                         Multiline Retail--0.2%                      150   Stockmann AB `B' .........................         5,357
                         ----------------------------------------------------------------------------------------------------------
                                                                           Total Common Stocks in Finland ...........        59,982
-----------------------------------------------------------------------------------------------------------------------------------
France--2.9%             Chemicals--1.0%                          15,900   Rhodia SA ................................        27,719
                         ----------------------------------------------------------------------------------------------------------
                         Insurance--1.3%                          17,600   SCOR .....................................        35,371
                         ----------------------------------------------------------------------------------------------------------
                         Leisure Equipment & Products--0.6%          200   Trigano SA ...............................        17,421
                         ----------------------------------------------------------------------------------------------------------
                                                                           Total Common Stocks in France ............        80,511
-----------------------------------------------------------------------------------------------------------------------------------
Germany--1.6%            Electrical Equipment--1.1%                2,400   SGL Carbon AG (a) ........................        30,712
                         ----------------------------------------------------------------------------------------------------------
                         Pharmaceuticals--0.5%                     1,500   Paion AG (a) .............................        13,620
                         ----------------------------------------------------------------------------------------------------------
                                                                           Total Common Stocks in Germany ...........        44,332
-----------------------------------------------------------------------------------------------------------------------------------
Greece--0.7%             Construction Materials--0.7%                630   Titan Cement Co. SA ......................        19,464
                         ----------------------------------------------------------------------------------------------------------
                                                                           Total Common Stocks in Greece ............        19,464
-----------------------------------------------------------------------------------------------------------------------------------
Ireland--2.1%            Airlines--2.1%                            1,300   Ryanair Holdings Plc (a)(c) ..............        58,292
                         ----------------------------------------------------------------------------------------------------------
                                                                           Total Common Stocks in Ireland ...........        58,292
-----------------------------------------------------------------------------------------------------------------------------------
Italy--2.7%              Building Products--0.9%                   1,630   Permasteelisa SpA ........................        25,214
                         ----------------------------------------------------------------------------------------------------------
                         Insurance--0.4%                           1,600   Milano Assicurazioni SpA .................         9,976
                         ----------------------------------------------------------------------------------------------------------
                         Textiles, Apparel &                       1,500   Marzotto SpA .............................        39,080
                         Luxury Goods--1.4%
                         ----------------------------------------------------------------------------------------------------------
                                                                           Total Common Stocks in Italy .............        74,270
-----------------------------------------------------------------------------------------------------------------------------------
Netherlands--5.9%        Biotechnology--0.5%                       1,200   Qiagen NV (a) ............................        14,048
                         ----------------------------------------------------------------------------------------------------------
                         Commercial Services &                     3,000   Tele Atlas NV (a) ........................        45,581
                         Supplies--1.7%
                         ----------------------------------------------------------------------------------------------------------
                         Communications Equipment--0.4%              500   TomTom NV (a) ............................        10,981
                         ----------------------------------------------------------------------------------------------------------
                         Food Products--1.9%                       3,800   Koninklijke Wessanen NV CVA ..............        53,826
                         ----------------------------------------------------------------------------------------------------------
                         Health Care Providers &                  34,600   LMA International NV (a) .................        16,405
                         Services--0.6%
                         ----------------------------------------------------------------------------------------------------------
                         Machinery--0.8%                             540   Stork NV .................................        22,391
                         ----------------------------------------------------------------------------------------------------------
                                                                           Total Common Stocks in the Netherlands ...       163,232
-----------------------------------------------------------------------------------------------------------------------------------
Norway--3.5%             Energy Equipment & Services--2.6%         1,025   Fred. Olsen Energy ASA (a) ...............        26,182
                                                                   2,300   Ocean RIG ASA (a) ........................        18,997
                                                                     900   ProSafe ASA ..............................        27,050
                                                                                                                        -----------
                                                                                                                             72,229
-----------------------------------------------------------------------------------------------------------------------------------

FAM Series Fund, Inc.
Mercury Global SmallCap Portfolio
Schedule of Investments as of June 30, 2005 (continued)        (in U.S. dollars)

Europe                                                            Shares
(concluded)              Industry*                                  Held                 Common Stocks                     Value
-----------------------------------------------------------------------------------------------------------------------------------
Norway                   Oil, Gas & Consumable Fuels--0.9%         6,637   DET Norske Oljeselskap ...................   $    25,684
(concluded)              ----------------------------------------------------------------------------------------------------------
                                                                           Total Common Stocks in Norway ............        97,913
-----------------------------------------------------------------------------------------------------------------------------------
Spain--0.6%              Construction & Engineering--0.6%            260   Grupo Ferrovial SA .......................        16,777
                         ----------------------------------------------------------------------------------------------------------
                                                                           Total Common Stocks in Spain .............        16,777
-----------------------------------------------------------------------------------------------------------------------------------
Sweden--3.0%             Health Care Providers &                   2,800   Gambro AB ................................        37,470
                         Services--1.4%
                         ----------------------------------------------------------------------------------------------------------
                         Metals & Mining--1.2%                     7,600   Boliden AB (a) ...........................        32,798
                         ----------------------------------------------------------------------------------------------------------
                         Wireless Telecommunication                  650   Millicom International
                         Services--0.4%                                    Cellular SA (a)(c) .......................        12,069
                         ----------------------------------------------------------------------------------------------------------
                                                                           Total Common Stocks in Sweden ............        82,337
-----------------------------------------------------------------------------------------------------------------------------------
Switzerland--1.9%        Health Care Equipment &                     220   Ypsomed Holding AG (a) ...................        25,158
                         Supplies--0.9%
                         ----------------------------------------------------------------------------------------------------------
                         Insurance--0.5%                             100   Swiss Life Holding .......................        13,207
                         ----------------------------------------------------------------------------------------------------------
                         Semiconductors & Semiconductor              400   Micronas Semiconductor Holding AG
                         Equipment--0.5%                                   Registered Shares (a) ....................        15,143
                         ----------------------------------------------------------------------------------------------------------
                                                                           Total Common Stocks in Switzerland .......        53,508
-----------------------------------------------------------------------------------------------------------------------------------
United Kingdom--5.3%     Construction & Engineering--0.8%          3,700   Amec Plc .................................        21,886
                         ----------------------------------------------------------------------------------------------------------
                         Independent Power Producers &             6,500   International Power Plc ..................        24,001
                         Energy Traders--0.9%
                         ----------------------------------------------------------------------------------------------------------
                         Insurance--1.3%                           7,300   Brit Insurance Holdings Plc ..............        11,580
                                                                   3,200   St. James's Place Capital Plc ............        13,235
                                                                   6,200   Wellington Underwriting Plc ..............        12,002
                                                                                                                        -----------
                                                                                                                             36,817
                         ----------------------------------------------------------------------------------------------------------
                         Software--0.7%                            2,300   Surfcontrol Plc (a) ......................        18,923
                         ----------------------------------------------------------------------------------------------------------
                         Specialty Retail--1.6%                   17,400   Game Group Plc ...........................        25,419
                                                                   4,700   HMV Group Plc ............................        19,924
                                                                                                                        -----------
                                                                                                                             45,343
                         ----------------------------------------------------------------------------------------------------------
                                                                           Total Common Stocks in the United Kingdom        146,970
                         ----------------------------------------------------------------------------------------------------------
                                                                           Total Common Stocks in Europe--37.4% .....     1,034,075
-----------------------------------------------------------------------------------------------------------------------------------

Latin America
-----------------------------------------------------------------------------------------------------------------------------------
Brazil--2.1%             Transportation Infrastructure--2.1%       2,500   Cia de Concessoes Rodoviarias ............        58,099
                         ----------------------------------------------------------------------------------------------------------
                                                                           Total Common Stocks in Brazil ............        58,099
-----------------------------------------------------------------------------------------------------------------------------------
Venezuela--1.4%          Diversified Telecommunication             2,100   Cia Anonima Nacional Telefonos
                         Services--1.4%                                    de Venezuela--CANTV (c) ..................        39,774
                         ----------------------------------------------------------------------------------------------------------
                                                                           Total Common Stocks in Venezuela
                         ----------------------------------------------------------------------------------------------------------
                                                                           Total Common Stocks in Latin America--3.5%        97,873
-----------------------------------------------------------------------------------------------------------------------------------

Middle East
-----------------------------------------------------------------------------------------------------------------------------------
Israel--1.9%             Communications Equipment--0.4%              800   Alvarion Ltd. (a) ........................         9,296
                         ----------------------------------------------------------------------------------------------------------
                         Personal Products--1.2%                   5,100   Frutarom Ltd. (b)(c) .....................        33,150
                         ----------------------------------------------------------------------------------------------------------
                         Semiconductors &                            900   PowerDsine Ltd. (a) ......................         9,000
                         Semiconductor Equipment--0.3%
                         ----------------------------------------------------------------------------------------------------------
                                                                           Total Common Stocks in the
                                                                           Middle East--1.9% ........................        51,446
-----------------------------------------------------------------------------------------------------------------------------------

FAM Series Fund, Inc.
Mercury Global SmallCap Portfolio
Schedule of Investments as of June 30, 2005 (continued)        (in U.S. dollars)

                                                                  Shares
North America            Industry*                                  Held                 Common Stocks                     Value
-----------------------------------------------------------------------------------------------------------------------------------
Bermuda--1.0%            Insurance--0.5%                              90   Everest Re Group Ltd. ....................   $     8,370
                                                                     130   RenaissanceRe Holdings Ltd. ..............         6,401
                                                                                                                        -----------
                                                                                                                             14,771
                         ----------------------------------------------------------------------------------------------------------
                         Specialty Retail--0.5%                   16,300   GOME Electrical Appliances Holdings Ltd. .        14,049
                         ----------------------------------------------------------------------------------------------------------
                                                                           Total Common Stocks in Bermuda ...........        28,820
-----------------------------------------------------------------------------------------------------------------------------------
Canada--4.5%             Biotechnology--0.5%                       3,800   Diagnocure, Inc. (a) .....................        15,171
                         ----------------------------------------------------------------------------------------------------------
                         Insurance--0.7%                             580   Industrial Alliance Insurance and
                                                                           Financial Services, Inc. .................        13,387
                                                                     300   Northbridge Financial Corp. ..............         7,348
                                                                                                                        -----------
                                                                                                                             20,735
                         ----------------------------------------------------------------------------------------------------------
                         Oil, Gas & Consumable Fuels--1.5%           900   Cameco Corp. .............................        40,158
                         ----------------------------------------------------------------------------------------------------------
                         Paper & Forest Products--0.3%             1,800   Abitibi-Consolidated, Inc. ...............         8,024
                         ----------------------------------------------------------------------------------------------------------
                         Real Estate--0.6%                         2,700   TGS North America Real Estate Investment
                                                                           Trust ....................................        16,533
                         ----------------------------------------------------------------------------------------------------------
                         Software--0.9%                              725   Cognos, Inc. (a) .........................        24,752
                         ----------------------------------------------------------------------------------------------------------
                                                                           Total Common Stocks in Canada ............       125,373
-----------------------------------------------------------------------------------------------------------------------------------
United States--43.4%     Biotechnology--2.7%                       1,000   Affymetrix, Inc. (a) .....................        53,930
                                                                   1,200   BioMarin Pharmaceuticals, Inc. (a) .......         8,988
                                                                     500   Serologicals Corp. (a) ...................        10,625
                                                                                                                        -----------
                                                                                                                             73,543
                         ----------------------------------------------------------------------------------------------------------
                         Capital Markets--0.3%                       500   optionsXpress Holdings, Inc. .............         7,600
                         ----------------------------------------------------------------------------------------------------------
                         Commercial Banks--0.4%                      300   East-West Bancorp, Inc. ..................        10,077
                         ----------------------------------------------------------------------------------------------------------
                         Communications Equipment--1.7%              100   Ditech Communications Corp. (a) ..........           649
                                                                   4,200   Foundry Networks, Inc. (a) ...............        36,246
                                                                     250   Plantronics, Inc. ........................         9,090
                                                                                                                        -----------
                                                                                                                             45,985
                         ----------------------------------------------------------------------------------------------------------
                         Computers & Peripherals--1.6%               300   Avid Technology, Inc. (a) ................        15,984
                                                                     900   Stratasys, Inc. (a) ......................        29,412
                                                                                                                        -----------
                                                                                                                             45,396
                         ----------------------------------------------------------------------------------------------------------
                         Consumer Finance--1.4%                      800   Advance America Cash Advance Centers Inc.         12,800
                                                                   1,700   Metris Cos., Inc. (a) ....................        24,582
                                                                                                                        -----------
                                                                                                                             37,382
                         ----------------------------------------------------------------------------------------------------------
                         Containers & Packaging--1.1%              1,225   Owens-Illinois, Inc. (a) .................        30,686
                         ----------------------------------------------------------------------------------------------------------
                         Distributors--0.7%                        1,000   Interline Brands Inc. (a) ................        19,800
                         ----------------------------------------------------------------------------------------------------------
                         Diversified Consumer Services--0.6%       1,200   Educate, Inc. (a) ........................        16,980
                         ----------------------------------------------------------------------------------------------------------
                         Electronic Equipment                        760   Vishay Intertechnology, Inc. (a) .........         9,021
                         & Instruments--0.3%
                         ----------------------------------------------------------------------------------------------------------
                         Energy Equipment & Services--2.9%         1,300   Grey Wolf, Inc. (a) ......................         9,633
                                                                   2,050   Key Energy Services, Inc. (a) ............        24,805
                                                                     500   Maverick Tube Corp. (a) ..................        14,900
                                                                   1,075   Rowan Cos., Inc. .........................        31,938
                                                                                                                        -----------
                                                                                                                             81,276
                         ----------------------------------------------------------------------------------------------------------
                         Food Products--1.7%                       4,300   Del Monte Foods Co. (a) ..................        46,311
                         ----------------------------------------------------------------------------------------------------------
                         Health Care Equipment &                     700   Cytyc Corp. (a) ..........................        15,442
                         Supplies--2.3%                              500   DexCom, Inc. (a) .........................         6,245
                                                                     500   Millipore Corp. (a) ......................        28,365
                                                                   1,700   OccuLogix, Inc. (a) ......................        14,263
                                                                                                                        -----------
                                                                                                                             64,315
                         ----------------------------------------------------------------------------------------------------------
                         Health Care Providers &                   1,700   CryoLife, Inc. (a) .......................        13,192
                         Services--3.1%                              100   IDX Systems Corp. (a) ....................         3,014
                                                                     825   LifePoint Hospitals, Inc. (a) ............        41,679

FAM Series Fund, Inc.
Mercury Global SmallCap Portfolio
Schedule of Investments as of June 30, 2005 (continued)        (in U.S. dollars)

North America                                                     Shares
(concluded)              Industry*                                  Held                 Common Stocks                     Value
-----------------------------------------------------------------------------------------------------------------------------------
United States            Health Care Providers &                     100   Lifeline Systems, Inc. (a) ...............   $     3,212
(concluded)              Services                                    500   Pharmaceutical Product
                         (concluded)                                       Development, Inc. (a) ....................        23,430
                                                                                                                        -----------
                                                                                                                             84,527
                         ----------------------------------------------------------------------------------------------------------
                         Hotels, Restaurants & Leisure--2.6%         525   The Cheesecake Factory (a) ...............        18,233
                                                                     200   Las Vegas Sands Corp. (a) ................         7,150
                                                                     600   Red Robin Gourmet Burgers, Inc. (a) ......        37,188
                                                                     400   The9 Ltd. (a)(c) .........................        10,416
                                                                                                                        -----------
                                                                                                                             72,987
                         ----------------------------------------------------------------------------------------------------------
                         Insurance--0.5%                           1,000   KMG America Corp (a) .....................         9,940
                                                                     330   SeaBright Insurance Holdings, Inc. (a) ...         3,772
                                                                                                                        -----------
                                                                                                                             13,712
                         ----------------------------------------------------------------------------------------------------------
                         Internet & Catalog Retail--0.1%             250   The J. Jill Group, Inc. (a) ..............         3,438
                         ----------------------------------------------------------------------------------------------------------
                         Internet Software & Services--1.0%        5,350   SupportSoft, Inc. (a) ....................        27,767
                         ----------------------------------------------------------------------------------------------------------
                         Leisure Equipment & Products--0.6%          850   Marvel Enterprises, Inc. (a) .............        16,762
                         ----------------------------------------------------------------------------------------------------------
                         Machinery--2.2%                             800   Freightcar America, Inc. (a) .............        15,864
                                                                   1,850   Wabash National Corp. ....................        44,826
                                                                                                                        -----------
                                                                                                                             60,690
                         ----------------------------------------------------------------------------------------------------------
                         Metals & Mining--0.6%                       300   Cleveland-Cliffs, Inc. ...................        17,328
                         ----------------------------------------------------------------------------------------------------------
                         Oil, Gas & Consumable Fuels--2.8%           950   Arch Coal, Inc. ..........................        51,747
                                                                     750   Remington Oil & Gas Corp. (a) ............        26,775
                                                                                                                        -----------
                                                                                                                             78,522
                         ----------------------------------------------------------------------------------------------------------
                         Real Estate--0.3%                           500   Education Realty Trust, Inc. .............         9,150
                         ----------------------------------------------------------------------------------------------------------
                         Semiconductors &                          1,700   Cypress Semiconductor Corp. (a) ..........        21,403
                         Semiconductor Equipment--2.3%             1,300   Integrated Device Technology, Inc. (a) ...        13,975
                                                                     900   Intersil Corp. Class A ...................        16,893
                                                                   2,100   Monolithic System Technology, Inc. (a) ...        10,563
                                                                                                                        -----------
                                                                                                                             62,834
                         ----------------------------------------------------------------------------------------------------------
                         Software--3.0%                            1,600   Informatica Corp. (a) ....................        13,424
                                                                     475   NAVTEQ Corp. (a) .........................        17,661
                                                                     800   Siebel Systems, Inc. .....................         7,120
                                                                   1,200   Sybase, Inc. (a) .........................        22,020
                                                                     900   Take-Two Interactive Software, Inc. (a) ..        22,905
                                                                                                                        -----------
                                                                                                                             83,130
                         ----------------------------------------------------------------------------------------------------------
                         Specialty Retail--2.1%                      325   Abercrombie & Fitch Co. Class A ..........        22,328
                                                                     900   AnnTaylor Stores Corp. (a) ...............        21,852
                                                                     600   Build-A-Bear Workshop, Inc. (a) ..........        14,070
                                                                                                                        -----------
                                                                                                                             58,250
                         ----------------------------------------------------------------------------------------------------------
                         Textiles, Apparel &                         675   Polo Ralph Lauren Corp. ..................        29,099
                         Luxury Goods--1.1%
                         ----------------------------------------------------------------------------------------------------------
                         Thrifts & Mortgage Finance--1.8%            800   Clifton Savings Bancorp, Inc. ............         8,448
                                                                   2,500   Provident New York Bancorp ...............        30,275
                                                                     700   Rainier Pacific Financial Group, Inc. ....        10,885
                                                                                                                        -----------
                                                                                                                             49,608
                         ----------------------------------------------------------------------------------------------------------
                         Trading Companies &                       2,200   UAP Holding Corp. ........................        36,520
                         Distributors--1.3%
                         ----------------------------------------------------------------------------------------------------------
                         Wireless Telecommunication                  300   NeuStar, Inc. Class A (a) ................         7,680
                         Services--0.3%
                         ----------------------------------------------------------------------------------------------------------
                                                                           Total Common Stocks in the United States .     1,200,376
                         ----------------------------------------------------------------------------------------------------------
                                                                           Total Common Stocks in North America--48.9%    1,354,569
-----------------------------------------------------------------------------------------------------------------------------------

FAM Series Fund, Inc.
Mercury Global SmallCap Portfolio
Schedule of Investments as of June 30, 2005 (continued)        (in U.S. dollars)

                                                                  Shares
Pacific Basin/Asia       Industry*                                  Held                 Common Stocks                     Value
-----------------------------------------------------------------------------------------------------------------------------------
Australia--6.5%          Airlines--0.5%                            5,800   Qantas Airways Ltd. ......................   $    14,899
                         ----------------------------------------------------------------------------------------------------------
                         Beverages--0.9%                           4,200   Lion Nathan Ltd. .........................        24,267
                         ----------------------------------------------------------------------------------------------------------
                         Health Care Equipment &                   4,300   Ansell Ltd. ..............................        32,908
                         Supplies--2.9%                            1,600   Cochlear Ltd. ............................        47,808
                                                                                                                        -----------
                                                                                                                             80,716
                         ----------------------------------------------------------------------------------------------------------
                         Insurance--0.7%                           5,200   Promina Group Ltd. .......................        18,669
                         ----------------------------------------------------------------------------------------------------------
                         Oil, Gas & Consumable Fuels--0.9%        14,300   Tap Oil Ltd. (a) .........................        26,160
                         ----------------------------------------------------------------------------------------------------------
                         Real Estate--0.6%                        12,900   CFS Gandel Retail Trust ..................        16,470
                         ----------------------------------------------------------------------------------------------------------
                                                                           Total Common Stocks in Australia .........       181,181
-----------------------------------------------------------------------------------------------------------------------------------
China--0.1%              Transportation Infrastructure--0.1%       9,500   Shenzhen Expressway Co. Ltd. .............         3,575
                         ----------------------------------------------------------------------------------------------------------
                                                                           Total Common Stocks in China .............         3,575
-----------------------------------------------------------------------------------------------------------------------------------
Hong Kong--2.0%          Electronic Equipment &                    5,800   Kingboard Chemical Holdings Ltd. .........        18,504
                         Instruments--0.7%
                         ----------------------------------------------------------------------------------------------------------
                         Machinery--0.2%                          20,000   Shanghai Electric Group Corp. (a) ........         4,528
                         ----------------------------------------------------------------------------------------------------------
                         Media--1.1%                              37,000   Clear Media Ltd. (a) .....................        32,129
                         ----------------------------------------------------------------------------------------------------------
                                                                           Total Common Stocks in Hong Kong .........        55,161
-----------------------------------------------------------------------------------------------------------------------------------
India--1.6%              Specialty Retail--1.6%                    1,400   Pantaloon Retail India Ltd. ..............        44,367
                         ----------------------------------------------------------------------------------------------------------
                                                                           Total Common Stocks in India .............        44,367
-----------------------------------------------------------------------------------------------------------------------------------
Indonesia--2.5%          Commercial Banks--1.4%                   77,400   Bank Danamon Indonesia Tbk PT ............        40,048
                         ----------------------------------------------------------------------------------------------------------
                         Food Products--0.8%                     187,400   Indofood Sukses Makmur Tbk PT ............        21,121
                         ----------------------------------------------------------------------------------------------------------
                         Media--0.3%                             113,500   Surya Citra Media Tbk PT .................         7,559
                         ----------------------------------------------------------------------------------------------------------
                                                                           Total Common Stocks in Indonesia .........        68,728
-----------------------------------------------------------------------------------------------------------------------------------
Japan--6.3%              Air Freight & Logistics--0.3%             2,000   Senko Co., Ltd. ..........................         7,057
                         ----------------------------------------------------------------------------------------------------------
                         Beverages--0.4%                             200   ITO EN, Ltd. .............................        10,270
                         ----------------------------------------------------------------------------------------------------------
                         Capital Markets--0.2%                     2,000   Shinko Securities Co., Ltd. ..............         6,353
                         ----------------------------------------------------------------------------------------------------------
                         Commercial Banks--0.3%                    1,000   The Bank of Kyoto Ltd. ...................         8,510
                         ----------------------------------------------------------------------------------------------------------
                         Consumer Finance--2.0%                      525   Diamond Lease Co., Ltd. ..................        20,847
                                                                   4,500   Lopro Corp. ..............................        34,112
                                                                                                                        -----------
                                                                                                                             54,959
                         ----------------------------------------------------------------------------------------------------------
                         Containers & Packaging--0.2%              1,900   Nihon Yamamura Glass Co., Ltd. ...........         5,881
                         ----------------------------------------------------------------------------------------------------------
                         Health Care Equipment &                   2,600   Fujirebio, Inc. ..........................        49,039
                         Supplies--1.8%
                         ----------------------------------------------------------------------------------------------------------
                         Real Estate--0.5%                         3,000   Tokyu Land Corp. .........................        14,159
                         ----------------------------------------------------------------------------------------------------------
                         Specialty Retail--0.6%                      300   Yamada Denki Co., Ltd. ...................        17,273
                         ----------------------------------------------------------------------------------------------------------
                                                                           Total Common Stocks in Japan .............       173,501
-----------------------------------------------------------------------------------------------------------------------------------
Malaysia--1.9%           Airlines--1.7%                          107,800   AirAsia BHD (a) ..........................        46,524
                         ----------------------------------------------------------------------------------------------------------
                         Energy Equipment & Services--0.2%        17,300   Scomi Group Berhad .......................         6,783
                         ----------------------------------------------------------------------------------------------------------
                                                                           Total Common Stocks in Malaysia ..........        53,307
-----------------------------------------------------------------------------------------------------------------------------------
Philippines--1.1%        Commercial Banks--1.1%                   34,400   Bank of the Philippine Islands ...........        29,833
                         ----------------------------------------------------------------------------------------------------------
                                                                           Total Common Stocks in the Philippines ...        29,833
-----------------------------------------------------------------------------------------------------------------------------------

FAM Series Fund, Inc.
Mercury Global SmallCap Portfolio
Schedule of Investments as of June 30, 2005 (concluded)        (in U.S. dollars)

Pacific Basin/Asia                                                  Shares
(concluded)              Industry*                                    Held               Common Stocks                     Value
-----------------------------------------------------------------------------------------------------------------------------------
Singapore--0.5%          Food Products--0.5%                        25,000   People's Food Holdings Ltd. ............   $    12,891
                         ----------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in Singapore .......        12,891
-----------------------------------------------------------------------------------------------------------------------------------
Taiwan--1.3%             Leisure Equipment & Products--1.0%          6,000   Giant Manufacturing Co., Ltd. ..........         9,698
                                                                    15,000   Premier Image Technology Corp. .........        17,033
                                                                                                                        -----------
                                                                                                                             26,731
                         ----------------------------------------------------------------------------------------------------------
                         Machinery--0.3%                             5,000   MIN AIK Technology Co., Ltd. ...........         9,157
                         ----------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in Taiwan ..........        35,888
-----------------------------------------------------------------------------------------------------------------------------------
Thailand--0.2%           Hotels, Restaurants & Leisure--0.2%         7,100   Oishi Group PCL ........................         5,670
                         ----------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in Thailand ........         5,670
                         ----------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in the
                                                                             Pacific Basin/Asia--24.0% ..............       664,102
                         ----------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks
                                                                             (Cost--$3,084,406)--116.7% .............     3,229,713
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Beneficial
                                                                 Interest               Short-Term Securities
-----------------------------------------------------------------------------------------------------------------------------------
                                                                 $453,176    Merrill Lynch Liquidity Series,
                                                                             LLC Cash Sweep Series I (d) ............       453,176
                         ----------------------------------------------------------------------------------------------------------
                                                                             Total Short-Term Securities
                                                                             (Cost--$453,176)--16.4% ................       453,176
-----------------------------------------------------------------------------------------------------------------------------------
                                                                             Total Investments
                                                                             (Cost--$3,537,582**)--133.1% ...........     3,682,889
                                                                             Liabilities in Excess of
                                                                             Other Assets--(33.1%) ..................      (915,092)
                                                                                                                        -----------
                                                                             Net Assets--100.0% .....................   $ 2,767,797
                                                                                                                        ===========
-----------------------------------------------------------------------------------------------------------------------------------

* For Portfolio compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report which may combine such industry sub-classifications for reporting ease.
** The cost and unrealized appreciation (depreciation) of investments as of June 30, 2005, as computed for federal income tax purposes, were as follows:

      Aggregate cost ..........................................     $ 3,537,582
                                                                    ===========
      Gross unrealized appreciation ...........................     $   255,552
      Gross unrealized depreciation ...........................        (110,245)
                                                                    -----------
      Net unrealized appreciation .............................     $   145,307
                                                                    ===========

(a)   Non-income producing security.
(b) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(c)   Depositary Receipts.
(d) Investments in companies considered to be an affiliate of the Portfolio (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

                                                                     Net        Interest
      Affiliate                                                   Activity       Income
      ----------------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC Cash Sweep Series I     $453,176       $ 2,255
      ----------------------------------------------------------------------------------

      See Notes to Financial Statements.

FAM Series Fund, Inc.
Mercury Global SmallCap Portfolio
Statement of Assets and Liabilities as of June 30, 2005

Assets:
Investments in unaffiliated securities, at value (identified cost--$3,084,406) ..........                      $3,229,713
Investments in affiliated securities, at value (identified cost--$453,176) ..............                         453,176
Foreign cash (cost--$10,913) ............................................................                          10,861
Receivables:
  Securities sold .......................................................................      $   15,949
  Dividends .............................................................................           6,355
  Investment adviser ....................................................................           4,162
  Interest from affiliates ..............................................................           1,011          27,477
                                                                                               ----------      ----------
Total assets ............................................................................                       3,721,227
                                                                                                               ----------
-------------------------------------------------------------------------------------------------------------------------
Liabilities:
Payables:
  Capital shares redeemed ...............................................................         891,124
  Securities purchased ..................................................................          44,386
  Other affiliates ......................................................................             864         936,374
                                                                                               ----------
Accrued expenses ........................................................................                          17,056
                                                                                                               ----------
Total liabilities .......................................................................                         953,430
                                                                                                               ----------
-------------------------------------------------------------------------------------------------------------------------
Net Assets ..............................................................................                      $2,767,797
                                                                                                               ==========
-------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
Class I Shares of Common Stock, $.10 par value, 30,000,000 shares authorized ............                      $   27,052
Class II Shares of Common Stock, $.10 par value, 30,000,000 shares authorized ...........                              10
Class III Shares of Common Stock, $.10 par value, 30,000,000 shares authorized ..........                              10
Paid-in capital in excess of par ........................................................                       2,666,249
Undistributed investment income--net ....................................................      $   10,899
Accumulated realized capital losses--net ................................................         (81,606)
Unrealized appreciation--net ............................................................         145,183
                                                                                               ----------
Total accumulated earnings--net .........................................................                          74,476
                                                                                                               ----------
Net Assets ..............................................................................                      $2,767,797
                                                                                                               ==========
-------------------------------------------------------------------------------------------------------------------------
Net Assets Value:
Class I--Based on net assets of $2,765,751 and 270,519 shares outstanding ...............                      $    10.22
                                                                                                               ==========
Class II--Based on net assets of $1,023 and 100 shares outstanding ......................                      $    10.23
                                                                                                               ==========
Class III--Based on net assets of $1,023 and 100 shares outstanding .....................                      $    10.23
                                                                                                               ==========
-------------------------------------------------------------------------------------------------------------------------

      See Notes to Financial Statements.

FAM Series Fund, Inc.
Mercury Global SmallCap Portfolio
Statement of Operations for the Period Ended June 30, 2005*

Investment Income:
Dividends (net of $2,298 foreign withholding tax) .......................................                      $   22,381
Interest (including $2,255 from affiliates) .............................................                           4,790
                                                                                                               ----------
Total income ............................................................................                          27,171
                                                                                                               ----------
-------------------------------------------------------------------------------------------------------------------------
Expenses:
Custodian fees ..........................................................................      $   21,264
Investment advisory fees ................................................................          11,822
Offering costs ..........................................................................           6,134
Printing and shareholder reports ........................................................           3,391
Pricing services ........................................................................           2,583
Transfer agent fees--Class I ............................................................           2,450
Professional fees .......................................................................           1,733
Registration fees .......................................................................             625
Accounting services .....................................................................             470
Directors' fees and expenses ............................................................             383
Other ...................................................................................           6,261
                                                                                               ----------
Total expenses before waiver and reimbursement ..........................................          57,116
Waiver and reimbursement of expenses ....................................................         (40,844)
                                                                                               ----------
Total expenses after waiver and reimbursement ...........................................                          16,272
                                                                                                               ----------
Investment income--net ..................................................................                          10,899
                                                                                                               ----------
-------------------------------------------------------------------------------------------------------------------------
Realized & Unrealized Gain (Loss)--Net:
Realized loss on:
  Investments--net ......................................................................         (77,404)
  Foreign currency transactions--net ....................................................          (4,202)        (81,606)
                                                                                               ----------      ----------
Unrealized appreciation/depreciation on:
  Investments--net ......................................................................         145,307
  Foreign currency transactions--net ....................................................            (124)        145,183
                                                                                               ----------      ----------
Total realized and unrealized gain--net .................................................                          63,577
                                                                                                               ----------
Net Increase in Net Assets Resulting from Operations ....................................                      $   74,476
                                                                                                               ==========
-------------------------------------------------------------------------------------------------------------------------

* The Portfolio commenced operations just prior to the close of business on December 31, 2004.

      See Notes to Financial Statements.

FAM Series Fund, Inc.
Mercury Global SmallCap Portfolio
Statement of Changes in Net Assets

                                                                                               For the
                                                                                            Period Ended
                                                                                               June 30,
Increase (Decrease) in Net Assets:                                                              2005**
--------------------------------------------------------------------------------------------------------
Operations:
Investment income--net ............................................................          $    10,899
Realized loss--net ................................................................              (81,606)
Unrealized appreciation--net ......................................................              145,183
                                                                                             -----------
Net increase in net assets resulting from operations ..............................               74,476
                                                                                             -----------
--------------------------------------------------------------------------------------------------------
Capital Share Transactions:
Net increase in net assets derived from capital share transactions ................            2,690,321
                                                                                             -----------
--------------------------------------------------------------------------------------------------------
Net Assets:
Total increase in net assets ......................................................            2,764,797
Beginning of period ...............................................................                3,000
                                                                                             -----------
End of period* ....................................................................          $ 2,767,797
                                                                                             ===========
--------------------------------------------------------------------------------------------------------
  * Undistributed investment income--net ..........................................          $    10,899
                                                                                             ===========
--------------------------------------------------------------------------------------------------------

** The Portfolio commenced operations just prior to the close of business on December 31, 2004.

      See Notes to Financial Statements.

FAM Series Fund, Inc.
Mercury Global SmallCap Portfolio
Financial Highlights

                                                                           For the Period Ended June 30, 2005***
The following per share data and ratios have been derived              --------------------------------------------
from information provided in the financial statements.                  Class I            Class II       Class III
-------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period ..........................        $   10.00          $   10.00       $   10.00
                                                                       ---------          ---------       ---------
Investment income--net** ......................................              .04                .04             .04
Realized and unrealized gain--net .............................              .18                .19             .19
                                                                       ---------          ---------       ---------
Total from investment operations ..............................              .22                .23             .23
                                                                       ---------          ---------       ---------
Net asset value, end of period ................................        $   10.22          $   10.23       $   10.23
                                                                       =========          =========       =========
-------------------------------------------------------------------------------------------------------------------
Total Investment Return:+
Based on net asset value per share ............................             2.20%@             2.30%@          2.30%@
                                                                       =========          =========       =========
-------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
Expenses, net of waiver and reimbursement .....................             1.17%*             1.17%*          1.17%*
                                                                       =========          =========       =========
Expenses ......................................................             4.11%*             4.11%*          4.11%*
                                                                       =========          =========       =========
Investment income--net ........................................              .78%*              .78%*           .78%*
                                                                       =========          =========       =========
-------------------------------------------------------------------------------------------------------------------
Supplemental Data:
Net assets, end of period (in thousands) ......................        $   2,766          $       1       $       1
                                                                       =========          =========       =========
Portfolio turnover ............................................            41.96%             41.96%          41.96%
                                                                       =========          =========       =========
-------------------------------------------------------------------------------------------------------------------

*     Annualized.
**    Based on average shares outstanding.
*** The Portfolio commenced operations just prior to the close of business on December 31, 2004.
+     Total investment returns exclude the insurance-related fees and expenses.
@     Aggregate total investment return.

      See Notes to Financial Statements.

FAM Series Fund, Inc.
Mercury Global SmallCap Portfolio
Notes to Financial Statements

1. Significant Accounting Policies:

FAM Series Fund, Inc. (the "Fund") is an open-end management investment company that is comprised of 14 separate portfolios. Each portfolio offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Mercury Global SmallCap Portfolio (the "Portfolio") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. The Portfolio commenced operations just prior to the close of business on December 31, 2004. The Portfolio had no operations other than the sale of 300 shares of Common Stock to Merrill Lynch Investment Managers, L.P. ("MLIM"), doing business as Mercury Advisors, for $3,000. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Portfolio's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Portfolio.

      (a) Valuation of investments--Equity securities that are held by the Portfolio that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

      Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

      Repurchase agreements are valued at cost plus accrued interest. The Portfolio employs pricing services to provide certain securities prices for the Portfolio. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Portfolio, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Portfolio under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

      Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolio's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.

      (b) Derivative financial instruments--The Portfolio may engage in various portfolio investment strategies both to increase the return of the Portfolio and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Portfolio may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Portfolio may write and purchase call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written options are non-income producing investments.

o Forward foreign exchange contracts--The Portfolio may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

      (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

      (d) Income taxes--It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

      (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date. Interest income is recognized on the accrual basis.

      (f) Dividends and distributions--Dividends and distributions paid by the Portfolio are recorded on the ex-dividend dates.

      (g) Expenses--Certain expenses have been allocated to the individual portfolios in the Fund on a pro rata basis based upon the respective aggregate net asset value of each portfolio included in the Fund.

      (h) Securities lending--The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. Where the Portfolio receives securities as collateral for the loaned securities, it receives a fee from the borrower. The Portfolio typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Portfolio may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with MLIM. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor") which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

      MLIM is responsible for the management of the Fund's portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays a monthly fee at the annual rate of .85% of the average daily value of the Portfolio's net assets. MLIM has agreed to voluntarily waive fees so that the total annual portfolio operating expenses do not exceed 1.17%, exclusive of distribution fees. MLIM may discontinue or reduce this waiver at any time without notice. For the period ended June 30, 2005, MLIM earned fees of $11,822, all of which was waived. In addition, MLIM reimbursed the Portfolio in the amount of $29,022. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Portfolio. There is no increase in the aggregate fees paid by the Portfolio for these services.

      Pursuant to the Distribution Plans adopted by the Fund, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Portfolio pays the Distributor an ongoing distribution fee each month at the annual rate of .15% of the average daily value of the Portfolio's Class II net assets and .25% of the average daily value of the Portfolio's Class III net assets. For the period ended June 30, 2005, the distribution fees were not accrued for Class II and Class III.

      The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund and the Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates.

      For the period ended June 30, 2005, the Portfolio reimbursed MLIM $30 for certain accounting services.

      In addition, MLPF&S earned $816 in commissions on the execution of portfolio security transactions for the period ended June 30, 2005.

      Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

      Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, ML & Co., and/or MLIM, LLC.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the period ended June 30, 2005 were $4,230,933 and $1,069,124, respectively.

4. Capital Share Transactions:

Net increase in net assets resulting from capital share transactions was $2,690,321 for the period ended June 30, 2005.

      Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------------------
Class I Shares for the Period Ended                                    Dollar
June 30, 2005*                                      Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           362,000        $ 3,627,684
Shares redeemed ..........................           (91,581)          (937,363)
                                                 -----------        -----------
Net increase .............................           270,419        $ 2,690,321
                                                 ===========        ===========
-------------------------------------------------------------------------------
* Prior to the close of business on December 31, 2004 (commencement of operations), the Portfolio issued 100 shares to MLIM for $1,000.

-------------------------------------------------------------------------------
Class II Shares for the Period Ended                                   Dollar
June 30, 2005*                                      Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................                --                 --
                                                 -----------        -----------
Net increase .............................                --                 --
                                                 ===========        ===========
-------------------------------------------------------------------------------
* Prior to the close of business on December 31, 2004 (commencement of operations), the Portfolio issued 100 shares to MLIM for $1,000.

-------------------------------------------------------------------------------
Class III Shares for the Period Ended                                  Dollar
June 30, 2005*                                      Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................                --                 --
                                                 -----------        -----------
Net increase .............................                --                 --
                                                 ===========        ===========
-------------------------------------------------------------------------------
* Prior to the close of business on December 31, 2004 (commencement of operations), the Portfolio issued 100 shares to MLIM for $1,000.

5. Commitments:

At June 30, 2005, the Portfolio had entered into foreign exchange contracts under which it had agreed to purchase various foreign currencies with an approximate value of $2,000.

FAM Series Fund, Inc.
Mercury International Index Portfolio
A Discussion With Your Fund's Portfolio Managers

How did the Portfolio perform during the six-month period?

For the six-month period ended June 30, 2005, Mercury International Index Portfolio's Class I Shares had a total return of -.10%. For the same period, the benchmark Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index returned -1.17%.

      Although the Portfolio's inception date is December 31, 2004, the Portfolio's securities were not purchased until the close of market on January 3, 2005. This is reflected in the variance between the benchmark and Portfolio returns since inception. The MSCI EAFE Index is composed of equity securities of companies from various industry sectors whose primary trading markets are located outside the United States. As the value of the MSCI EAFE Index fluctuated during the past six months, the Portfolio's performance generally tracked that of the Index.

As an index fund, the Portfolio mirrors the composition of the MSCI EAFE Index, a common measure of international stock market performance. What developments affected the market for international stocks during the period?

The first quarter of 2005 was a negative period for international equities. The MSCI EAFE returned -.17% for the three-month period, with February representing the only positive month for the Index. Half of the 16 European MSCI country stock indexes saw positive gains in the first quarter. Norway and Denmark posted the strongest growth, with returns of approximately +4%, while Ireland posted the largest loss--close to 9%. Japan's market lost approximately 1.4%, reversing the positive performance generated during the prior three months. In February, for the second time in the year's first three months, Japanese manufacturers cut production in response to slowing electronics exports. The largest market decline in the Pacific region during the first quarter was seen in Hong Kong, which declined more than 3.7%.

      The second quarter was a negative period for international equities as well, with the MSCI EAFE Index declining 1.01%. Concerns about slowing economic growth and rising inflation depressed international stock prices in April, while May and June were slightly positive months for the markets. European equity markets were hit the hardest, with only six out of 16 European markets generating gains during the second quarter. Finland's and Norway's markets posted the strongest European growth, with returns of approximately +7.5% and +6.2%, respectively. Portugal posted the largest European loss, with a decline of nearly 9%. G8 nations United Kingdom, France, Germany and Italy faced slowing consumer demand during the quarter, returning -.4%, -1.4%, -1.9% and -4.8%, respectively. Despite the increased confidence of Japanese manufacturers, Japan's market continued to decline, losing 3.6% during the second quarter. By contrast, Hong Kong reversed its first-quarter decline and posted the Pacific region's largest gain, 8%.

      For the full six-month period, five of 10 MSCI EAFE sectors posted positive returns (in U.S. dollars). The strongest-performing sector was energy (+12.47%), followed by utilities (+3.36%) and industrials (+1.59%). Lagging sectors were telecommunications services (-9.37%), information technology (-5.90%) and consumer discretionary (-4.42%).

      The European Central Bank (ECB) maintained interest rates at 2% throughout the first half of 2005, the lowest level since 1999. In December, the euro reached an all-time high against the U.S. dollar based on worries about the U.S. trade and budget deficits. However, the U.S. dollar rebounded in the new year on the back of positive U.S. economic data, the Federal Reserve Board's interest rate increases and political turmoil in Europe. By June 30, 2005, the U.S. dollar reached a 13-month high against the euro and a 10-month high against the yen amid optimism about the U.S. economy and the prospect that U.S. interest rates would continue to rise.

What changes were made to the Portfolio during the period?

Throughout the period, as changes were made to the composition of the MSCI EAFE Index, the Portfolio purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark.

      During the period, two significant Index rebalancings occurred--one on February 28, 2005, and another on May 31, 2005. To maintain a tight tracking to the benchmark, we adjusted the Portfolio to be in line with the benchmark as of the rebalancings' effective dates.

How would you characterize market conditions and the Portfolio's position at the close of the period?

We believe the Portfolio remains positioned to match the risk characteristics of its benchmark.

      The two main drivers of the global economy in the past year have been the United States and China. The U.S. economy continues to be the world's primary engine for demand growth, while both nations together are the major consumers of commodities. Looking forward, the United States and China are likely to hold the key to global economic prospects, although many observers hold out hope that Japan is slowly pulling itself out of its long-term malaise. Conversely, any optimism about European growth prospects appears misplaced because of political uncertainties surrounding the ratification of the European Union constitution and slowing regional growth.

Vincent J. Costa, CFA
Vice President and Co-Portfolio Manager

Debra L. Jelilian
Vice President and Co-Portfolio Manager

Jeffrey L. Russo, CFA
Vice President and Co-Portfolio Manager

July 29, 2005

FAM Series Fund, Inc.
Mercury International Index Portfolio
Aggregate Total Return--Class I Shares*

--------------------------------------------------------------------------------
Period Covered                                                            Return
--------------------------------------------------------------------------------
Inception (12/31/04) through 6/30/05                                      -0.10%
--------------------------------------------------------------------------------

FAM Series Fund, Inc.
Mercury International Index Portfolio
Aggregate Total Return--Class II Shares*

--------------------------------------------------------------------------------
Period Covered                                                            Return
--------------------------------------------------------------------------------
Inception (12/31/04) through 6/30/05                                      -0.20%
--------------------------------------------------------------------------------

FAM Series Fund, Inc.
Mercury International Index Portfolio
Aggregate Total Return--Class III Shares*

--------------------------------------------------------------------------------
Period Covered                                                            Return
--------------------------------------------------------------------------------
Inception (12/31/04) through 6/30/05                                      -0.20%
--------------------------------------------------------------------------------

FAM Series Fund, Inc.
Mercury International Index Portfolio
Recent Performance Results

--------------------------------------------------------------------------------
                                                                      6-Month
As of June 30, 2005                                                 Total Return
--------------------------------------------------------------------------------
Class I Shares*                                                        -0.10%
--------------------------------------------------------------------------------
Class II Shares*                                                       -0.20
--------------------------------------------------------------------------------
Class III Shares*                                                      -0.20
--------------------------------------------------------------------------------
MSCI EAFE Index--Cap Weighted**                                        -1.17
--------------------------------------------------------------------------------
* Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. The Portfolio commenced operations on 12/31/04. Returns do not show the effects of distribution fees (12(b)-1 fees) applicable to Class II and Class III Shares because these fees have not yet been charged. If such fees were included, returns shown would have been lower.
** This unmanaged capitalization-weighted Index is comprised of equity securities of companies from various industrial sectors whose primary trading markets are located outside the United States and that are selected from among the larger-capitalization companies in such markets.

      Past results shown should not be considered a representation of future performance.

FAM Series Fund, Inc.
Mercury International Index Portfolio
Disclosure of Expenses

Shareholders of this Portfolio may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on January 1, 2005 and held through June 30, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

      The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

      The second table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

      The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                    Expenses Paid
                                                 Beginning            Ending      During the Period*
                                               Account Value      Account Value   January 1, 2005 to
                                              January 1, 2005     June 30, 2005     June 30, 2005
====================================================================================================
Actual
====================================================================================================
Class I                                            $1,000           $  999.00           $2.92
----------------------------------------------------------------------------------------------------
Class II                                           $1,000           $  998.00           $2.92
----------------------------------------------------------------------------------------------------
Class III                                          $1,000           $  998.00           $2.92
====================================================================================================
Hypothetical (5% annual return before expenses)**
====================================================================================================
Class I                                            $1,000           $1,021.87           $2.96
----------------------------------------------------------------------------------------------------
Class II                                           $1,000           $1,021.87           $2.96
----------------------------------------------------------------------------------------------------
Class III                                          $1,000           $1,021.87           $2.96
----------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.59% for Class I, .59% for Class II and .59% for Class III), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Currently, Class II and Class III have money from an affiliated entity and are not accruing their distribution fees (12(b)-1 fees). If, during the period, the distribution fees were accrued, the actual expense ratio would have been approximately .74% and .84%, the actual expenses paid would have been approximately $3.67 and $4.16, and the hypothetical expenses paid would have been $3.71 and $4.21 for Class II and Class III, respectively.
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.

FAM Series Fund, Inc.
Mercury International Index Portfolio
Portfolio Information as of June 30, 2005

                                                                      Percent of
Geographic Allocation                                          Total Investments
--------------------------------------------------------------------------------
United Kingdom .......................................................     24.4%
Japan ................................................................     21.3
France ...............................................................      9.3
Switzerland ..........................................................      6.6
Germany ..............................................................      6.6
Australia ............................................................      5.4
Netherlands ..........................................................      4.9
Spain ................................................................      4.0
Italy ................................................................      3.9
Sweden ...............................................................      2.4
Hong Kong ............................................................      1.7
Finland ..............................................................      1.5
United States ........................................................      1.5
Belgium ..............................................................      1.3
Singapore ............................................................      0.8
Ireland ..............................................................      0.8
Denmark ..............................................................      0.8
Norway ...............................................................      0.7
Greece ...............................................................      0.6
Austria ..............................................................      0.4
Portugal .............................................................      0.3
New Zealand ..........................................................      0.2
South Africa .........................................................      0.1
Other* ...............................................................      0.5
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term investments.

FAM Series Fund, Inc.
Mercury International Index Portfolio
Schedule of Investments as of June 30, 2005                    (in U.S. dollars)

                                                                  Shares
Country                  Industry*                                  Held                        Common Stocks               Value
-----------------------------------------------------------------------------------------------------------------------------------
Australia--5.3%          Airlines--0.0%                             1,078    Qantas Airways Ltd. .....................   $    2,769
                         ----------------------------------------------------------------------------------------------------------
                         Beverages--0.2%                              525    Coca-Cola Amatil Ltd. ...................        3,157
                                                                    1,884    Foster's Group Ltd. .....................        7,640
                                                                      382    Lion Nathan Ltd. ........................        2,207
                                                                                                                         ----------
                                                                                                                             13,004
                         ----------------------------------------------------------------------------------------------------------
                         Biotechnology--0.1%                          194    CSL Ltd. ................................        4,986
                         ----------------------------------------------------------------------------------------------------------
                         Capital Markets--0.1%                        210    Macquarie Bank Ltd. .....................        9,564
                         ----------------------------------------------------------------------------------------------------------
                         Chemicals--0.0%                              179    Orica Ltd. ..............................        2,429
                         ----------------------------------------------------------------------------------------------------------
                         Commercial Banks--1.4%                     1,509    Australia & New Zealand Banking
                                                                                Group Ltd. ...........................       25,025
                                                                    1,016    Commonwealth Bank of Australia ..........       29,390
                                                                    1,282    National Australia Bank Ltd. ............       30,070
                                                                    1,438    Westpac Banking Corp. ...................       21,867
                                                                                                                         ----------
                                                                                                                            106,352
                         ----------------------------------------------------------------------------------------------------------
                         Commercial Services &                        950    Brambles Industries Ltd. ................        5,916
                         Supplies--0.1%
                         ----------------------------------------------------------------------------------------------------------
                         Construction Materials--0.2%                 329    Boral Ltd. ..............................        1,625
                                                                      552    James Hardie Industries NV ..............        3,194
                                                                      902    Rinker Group Ltd. .......................        9,626
                                                                                                                         ----------
                                                                                                                             14,445
                         ----------------------------------------------------------------------------------------------------------
                         Containers & Packaging--0.1%                 898    Amcor Ltd. ..............................        4,586
                         ----------------------------------------------------------------------------------------------------------
                         Distributors--0.0%                           425    Pacific Brands Ltd. .....................          735
                         ----------------------------------------------------------------------------------------------------------
                         Diversified Financial                        143    Australian Stock Exchange Ltd. ..........        2,521
                         Services--0.2%                               209    Babcock & Brown Ltd. ....................        2,200
                                                                      200    SFE Corp. Ltd. ..........................        1,624
                                                                      387    Suncorp-Metway Ltd. .....................        5,932
                                                                                                                         ----------
                                                                                                                             12,277
                         ----------------------------------------------------------------------------------------------------------
                         Diversified Telecommunication              1,546    Telstra Corp. Ltd. ......................        5,963
                         Services--0.1%
                         ----------------------------------------------------------------------------------------------------------
                         Food & Staples Retailing--0.2%               812    Coles Myer Ltd. .........................        5,731
                                                                      809    Woolworths Ltd. .........................       10,181
                                                                                                                         ----------
                                                                                                                             15,912
                         ----------------------------------------------------------------------------------------------------------
                         Food Products--0.0%                          907    Futuris Corp. Ltd. ......................        1,258
                         ----------------------------------------------------------------------------------------------------------
                         Gas Utilities--0.1%                          384    Australian Gas Light Co., Ltd. ..........        4,165
                         ----------------------------------------------------------------------------------------------------------
                         Health Care Equipment &                      236    Ansell Ltd. .............................        1,806
                         Supplies--0.1%                                80    Cochlear Ltd. ...........................        2,390
                                                                                                                         ----------
                                                                                                                              4,196
                         ----------------------------------------------------------------------------------------------------------
                         Health Care Providers &                      331    Mayne Group Ltd. ........................        1,196
                         Services--0.0%                               110    Sonic Healthcare Ltd. ...................        1,054
                                                                                                                         ----------
                                                                                                                              2,250
                         ----------------------------------------------------------------------------------------------------------
                         Hotels, Restaurants &                        247    Aristocrat Leisure Ltd. .................        2,184
                         Leisure--0.1%                                363    TABCORP Holdings Ltd. ...................        4,538
                                                                      173    UNiTAB Ltd. .............................        1,879
                                                                                                                         ----------
                                                                                                                              8,601
                         ----------------------------------------------------------------------------------------------------------
                         Industrial Conglomerates--0.1%               288    Wesfarmers Ltd. .........................        8,783
                         ----------------------------------------------------------------------------------------------------------
                         Insurance--0.3%                            1,456    AMP Ltd. ................................        7,181
                                                                      870    AXA Asia Pacific Holdings Ltd. ..........        2,905
                                                                    1,162    Insurance Australia Group Ltd. ..........        5,323
                                                                      520    QBE Insurance Group Ltd. ................        6,354
                                                                                                                         ----------
                                                                                                                             21,763
-----------------------------------------------------------------------------------------------------------------------------------

FAM Series Fund, Inc.
Mercury International Index Portfolio
Schedule of Investments as of June 30, 2005 (continued)        (in U.S. dollars)

                                                                   Shares
Country                  Industry*                                   Held                   Common Stocks                   Value
-----------------------------------------------------------------------------------------------------------------------------------
Australia                Media--0.1%                                1,019    John Fairfax Holdings Ltd. ..............   $    3,340
(concluded)                                                           447    Macquarie Communications
                                                                                Infrastructure Group .................        2,147
                                                                      178    Publishing & Broadcasting Ltd. ..........        2,015
                                                                                                                         ----------
                                                                                                                              7,502
                         ----------------------------------------------------------------------------------------------------------
                         Metals & Mining--0.8%                        785    Alumina Ltd. ............................        3,333
                                                                    2,832    BHP Billiton Ltd. .......................       39,180
                                                                      693    BlueScope Steel Ltd. ....................        4,347
                                                                      380    Iluka Resources Ltd. ....................        2,181
                                                                      321    Newcrest Mining Ltd. ....................        4,253
                                                                      882    OneSteel Ltd. ...........................        1,782
                                                                      246    Rio Tinto Ltd. ..........................        8,404
                                                                                                                         ----------
                                                                                                                             63,480
                         ----------------------------------------------------------------------------------------------------------
                         Oil, Gas & Consumable                        105    Caltex Australia Ltd. ...................        1,269
                         Fuels--0.3%                                  462    Origin Energy Ltd. ......................        2,680
                                                                      629    Santos Ltd. .............................        5,427
                                                                      451    Woodside Petroleum Ltd. .................       10,055
                                                                                                                         ----------
                                                                                                                             19,431
                         ----------------------------------------------------------------------------------------------------------
                         Paper & Forest Products--0.0%                621    PaperlinX Ltd. ..........................        1,425
                         ----------------------------------------------------------------------------------------------------------
                         Real Estate--0.6%                            445    Centro Properties Group .................        1,998
                                                                    2,940    DB RREEF Trust ..........................        3,059
                                                                    2,010    General Property Trust ..................        5,592
                                                                    1,057    ING Industrial Fund .....................        1,684
                                                                      704    Investa Property Group ..................        1,041
                                                                      386    Lend Lease Corp., Ltd. ..................        3,813
                                                                      877    Macquire Goodman Group ..................        2,727
                                                                      939    Mirvac Group ............................        2,555
                                                                    1,260    Stockland ...............................        5,302
                                                                    1,135    Westfield Group .........................       15,348
                                                                                                                         ----------
                                                                                                                             43,119
                         ----------------------------------------------------------------------------------------------------------
                         Road & Rail--0.0%                            274    Toll Holdings Ltd. ......................        2,728
                         ----------------------------------------------------------------------------------------------------------
                         Textiles, Apparel & Luxury                   143    Billabong International Ltd. ............        1,486
                         Goods--0.0%
                         ----------------------------------------------------------------------------------------------------------
                         Transportation Infrastructure--0.1%        1,958    Macquarie Infrastructure Group ..........        6,209
                                                                      633    Patrick Corp. Ltd. ......................        2,697
                                                                      480    Transurban Group ........................        2,726
                                                                                                                         ----------
                                                                                                                             11,632
                         ----------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in Australia ........      400,757
-----------------------------------------------------------------------------------------------------------------------------------
Austria--0.4%            Building Products--0.1%                       73    Wienerberger AG .........................        3,391
                         ----------------------------------------------------------------------------------------------------------
                         Commercial Banks--0.1%                        22    Bank Austria Creditanstalt AG ...........        2,297
                                                                       85    Erste Bank der Oesterreichischen
                                                                                Sparkassen AG ........................        4,257
                                                                                                                         ----------
                                                                                                                              6,554
                         ----------------------------------------------------------------------------------------------------------
                         Construction & Engineering--0.0%              18    VA Technologie (b) ......................        1,391
                         ----------------------------------------------------------------------------------------------------------
                         Diversified Telecommunication                373    Telekom Austria AG ......................        7,257
                         Services--0.1%
                         ----------------------------------------------------------------------------------------------------------
                         Machinery--0.0%                               22    Andritz AG ..............................        2,100
                         ----------------------------------------------------------------------------------------------------------
                         Metals & Mining--0.0%                         33    Voestalpine AG ..........................        2,313
                         ----------------------------------------------------------------------------------------------------------
                         Oil, Gas & Consumable Fuels--0.1%             17    OMV AG ..................................        7,409
                         ----------------------------------------------------------------------------------------------------------
                         Real Estate--0.0%                            144    IMMOFINANZ Immobilien Anlagen AG (b) ....        1,320
                         ----------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in Austria ..........       31,735
-----------------------------------------------------------------------------------------------------------------------------------

FAM Series Fund, Inc.
Mercury International Index Portfolio
Schedule of Investments as of June 30, 2005 (continued)        (in U.S. dollars)

                                                                   Shares
Country                  Industry*                                   Held                   Common Stocks                   Value
-----------------------------------------------------------------------------------------------------------------------------------
Belgium--1.3%            Beverages--0.1%                              123    InBev NV ................................   $    4,165
                         ----------------------------------------------------------------------------------------------------------
                         Chemicals--0.1%                               53    Solvay SA ...............................        5,451
                                                                       30    Umicore .................................        2,410
                                                                                                                         ----------
                                                                                                                              7,861
                         ----------------------------------------------------------------------------------------------------------
                         Commercial Banks--0.3%                       523    Dexia ...................................       11,530
                                                                      151    KBC Bancassurance Holding ...............       11,937
                                                                                                                         ----------
                                                                                                                             23,467
                         ----------------------------------------------------------------------------------------------------------
                         Diversified Financial                        946    Fortis ..................................       26,284
                         Services--0.4%                                47    Groupe Bruxelles Lambert SA .............        4,074
                                                                                                                         ----------
                                                                                                                             30,358
                         ----------------------------------------------------------------------------------------------------------
                         Diversified Telecommunication                152    Belgacom SA .............................        5,199
                         Services--0.1%
                         ----------------------------------------------------------------------------------------------------------
                         Electric Utilities--0.1%                      21    Electrabel ..............................        9,180
                         ----------------------------------------------------------------------------------------------------------
                         Food & Staples Retailing--0.1%                 9    Colruyt SA ..............................        1,228
                                                                       67    Delhaize Group ..........................        4,023
                                                                                                                         ----------
                                                                                                                              5,251
                         ----------------------------------------------------------------------------------------------------------
                         Health Care Equipment &                       31    Omega Pharma SA .........................        1,603
                         Supplies--0.0%
                         ----------------------------------------------------------------------------------------------------------
                         Leisure Equipment &                          105    AGFA-Gevaert NV .........................        2,905
                         Products--0.1%
                         ----------------------------------------------------------------------------------------------------------
                         Oil, Gas & Consumable Fuels--0.0%             42    Euronav Sa ..............................        1,233
                         ----------------------------------------------------------------------------------------------------------
                         Pharmaceuticals--0.0%                         57    UCB SA ..................................        2,773
                         ----------------------------------------------------------------------------------------------------------
                         Wireless Telecommunication                    17    Mobistar SA .............................        1,422
                         Services--0.0%
                         ----------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in Belgium ..........       95,417
-----------------------------------------------------------------------------------------------------------------------------------
Cayman Islands--         Wireless Telecommunication                 1,000    Hutchison Telecommunications
0.0%                     Services--0.0%                                         International Ltd. ...................          991
                         ----------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in
                                                                             the Cayman Islands ......................          991
-----------------------------------------------------------------------------------------------------------------------------------
Denmark--0.7%            Chemicals--0.0%                               47    Novozymes A/S Class B ...................        2,329
                         ----------------------------------------------------------------------------------------------------------
                         Commercial Banks--0.1%                       339    Danske Bank A/S .........................       10,203
                         ----------------------------------------------------------------------------------------------------------
                         Diversified Telecommunication                178    TDC A/S .................................        7,634
                         Services--0.1%
                         ----------------------------------------------------------------------------------------------------------
                         Electrical Equipment--0.0%                   195    Vestas Wind Systems A/S (b) .............        3,239
                         ----------------------------------------------------------------------------------------------------------
                         Food Products--0.1%                           59    Danisco A/S .............................        3,834
                         ----------------------------------------------------------------------------------------------------------
                         Health Care Equipment &                       39    Coloplast A/S Class B ...................        2,265
                         Supplies--0.1%                               249    GN Store Nord ...........................        2,822
                                                                                                                         ----------
                                                                                                                              5,087
                         ----------------------------------------------------------------------------------------------------------
                         Marine--0.1%                                   1    AP Moller--Maersk A/S ...................        9,553
                         ----------------------------------------------------------------------------------------------------------
                         Pharmaceuticals--0.2%                         60    H Lundbeck A/S ..........................        1,511
                                                                      207    Novo-Nordisk A/S Class B ................       10,543
                                                                                                                         ----------
                                                                                                                             12,054
                         ----------------------------------------------------------------------------------------------------------
                         Road & Rail--0.0%                             17    DSV A/S .................................        1,444
                         ----------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in Denmark ..........       55,377
-----------------------------------------------------------------------------------------------------------------------------------

FAM Series Fund, Inc.
Mercury International Index Portfolio
Schedule of Investments as of June 30, 2005 (continued)        (in U.S. dollars)

                                                                   Shares
Country                  Industry*                                   Held                   Common Stocks                   Value
-----------------------------------------------------------------------------------------------------------------------------------
Finland--1.5%            Auto Components--0.0%                         77    Nokian Renkaat Oyj ......................   $    1,404
                         ----------------------------------------------------------------------------------------------------------
                         Building Products--0.0%                      100    Asko Oyj ................................        1,950
                         ----------------------------------------------------------------------------------------------------------
                         Communications                             3,731    Nokia Oyj ...............................       62,560
                         Equipment--0.8%
                         ----------------------------------------------------------------------------------------------------------
                         Construction &                                62    YIT-Yhtyma Oyj ..........................        2,072
                         Engineering--0.0%
                         ----------------------------------------------------------------------------------------------------------
                         Diversified Telecommunication                 81    Elisa Corp. .............................        1,269
                         Services--0.0%
                         ----------------------------------------------------------------------------------------------------------
                         Electric Utilities--0.1%                     298    Fortum Oyj ..............................        4,780
                         ----------------------------------------------------------------------------------------------------------
                         IT Services--0.1%                             90    Tietoenator Oyj .........................        2,746
                         ----------------------------------------------------------------------------------------------------------
                         Insurance--0.1%                              346    Sampo Oyj ...............................        5,395
                         ----------------------------------------------------------------------------------------------------------
                         Leisure Equipment &                          113    Amer Sports Corp. .......................        2,148
                         Products--0.0%
                         ----------------------------------------------------------------------------------------------------------
                         Machinery--0.1%                               44    Cargotec Corp. Class B ..................        1,229
                                                                       27    KCI Konecranes Oyj ......................        1,152
                                                                       44    Kone Oyj Class B ........................        2,637
                                                                       52    Metso Oyj ...............................        1,134
                                                                       84    Wartsila Oyj ............................        2,426
                                                                                                                         ----------
                                                                                                                              8,578
                         ----------------------------------------------------------------------------------------------------------
                         Oil, Gas & Consumable Fuels--0.1%            135    Neste Oil Oyj ...........................        3,498
                         ----------------------------------------------------------------------------------------------------------
                         Paper & Forest Products--0.2%                575    Stora Enso Oyj Class R ..................        7,365
                                                                      481    UPM-Kymmene Oyj .........................        9,241
                                                                                                                         ----------
                                                                                                                             16,606
                         ----------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in Finland ..........      113,006
-----------------------------------------------------------------------------------------------------------------------------------
France--9.1%             Aerospace & Defense--0.2%                    182    European Aeronautic Defense and
                                                                                Space Co. ............................        5,806
                                                                      109    Sagem SA ................................        2,261
                                                                       83    Thales SA ...............................        3,375
                                                                       36    Zodiac SA ...............................        1,935
                                                                                                                         ----------
                                                                                                                             13,377
                         ----------------------------------------------------------------------------------------------------------
                         Airlines--0.0%                               144    Air France-KLM ..........................        2,190
                         ----------------------------------------------------------------------------------------------------------
                         Auto Components--0.2%                        133    Compagnie Generale des
                                                                                Etablissements Michelin ..............        8,107
                                                                       76    Valeo SA ................................        3,414
                                                                                                                         ----------
                                                                                                                             11,521
                         ----------------------------------------------------------------------------------------------------------
                         Automobiles--0.3%                            157    Peugeot SA ..............................        9,310
                                                                      147    Renault SA ..............................       12,974
                                                                                                                         ----------
                                                                                                                             22,284
                         ----------------------------------------------------------------------------------------------------------
                         Beverages--0.1%                               50    Pernod-Ricard ...........................        7,990
                         ----------------------------------------------------------------------------------------------------------
                         Building Products--0.2%                      260    Cie de Saint-Gobain .....................       14,445
                         ----------------------------------------------------------------------------------------------------------
                         Chemicals--0.2%                               96    Air Liquide .............................       16,376
                         ----------------------------------------------------------------------------------------------------------
                         Commercial Banks--1.1%                       624    BNP Paribas .............................       42,834
                                                                      539    Credit Agricole SA ......................       13,677
                                                                      270    Societe Generale ........................       27,507
                                                                                                                         ----------
                                                                                                                             84,018
                         ----------------------------------------------------------------------------------------------------------
                         Communications Equipment--0.1%               985    Alcatel SA (b) ..........................       10,816
                         ----------------------------------------------------------------------------------------------------------
                         Construction & Engineering--0.2%             136    Vinci SA ................................       11,328
                         ----------------------------------------------------------------------------------------------------------
                         Construction Materials--0.2%                  16    Imerys SA ...............................        1,103
                                                                      152    Lafarge SA ..............................       13,866
                                                                                                                         ----------
                                                                                                                             14,969
                         ----------------------------------------------------------------------------------------------------------
                         Diversified Telecommunication              1,163    France Telecom SA .......................       34,017
                         Services--0.4%
                         ----------------------------------------------------------------------------------------------------------

FAM Series Fund, Inc.
Mercury International Index Portfolio
Schedule of Investments as of June 30, 2005 (continued)        (in U.S. dollars)

                                                                   Shares
Country                  Industry*                                   Held                   Common Stocks                   Value
-----------------------------------------------------------------------------------------------------------------------------------
France                   Electrical Equipment--0.2%                 4,438    Alstom (b) ..............................   $    4,406
(concluded)                                                           177    Schneider Electric SA ...................       13,361
                                                                                                                         ----------
                                                                                                                             17,767
                         ----------------------------------------------------------------------------------------------------------
                         Energy Equipment & Services--0.0%             80    Technip SA ..............................        3,715
                         ----------------------------------------------------------------------------------------------------------
                         Food & Staples Retailing--0.3%               461    Carrefour SA ............................       22,380
                                                                       28    Casino Guichard Perrachon SA ............        1,968
                                                                                                                         ----------
                                                                                                                             24,348
                         ----------------------------------------------------------------------------------------------------------
                         Food Products--0.2%                          212    Groupe Danone ...........................       18,659
                         ----------------------------------------------------------------------------------------------------------
                         Health Care Equipment &                       94    Cie Generale d'Optique Essilor
                         Supplies--0.1%                                      International SA ........................        6,430
                         ----------------------------------------------------------------------------------------------------------
                         Hotels, Restaurants & Leisure--0.2%          180    Accor SA ................................        8,449
                                                                      103    Sodexho Alliance SA .....................        3,194
                                                                                                                         ----------
                                                                                                                             11,643
                         ----------------------------------------------------------------------------------------------------------
                         Household Durables--0.1%                     223    Thomson .................................        5,346
                         ----------------------------------------------------------------------------------------------------------
                         IT Services--0.1%                             45    Atos Origin (b) .........................        2,855
                                                                      123    Cap Gemini SA (b) .......................        3,913
                                                                                                                         ----------
                                                                                                                              6,768
                         ----------------------------------------------------------------------------------------------------------
                         Insurance--0.4%                            1,152    AXA .....................................       28,828
                                                                       16    CNP Assurances ..........................        1,025
                                                                                                                         ----------
                                                                                                                             29,853
                         ----------------------------------------------------------------------------------------------------------
                         Media--0.6%                                   96    Lagardere S.C.A. ........................        7,119
                                                                       76    PagesJaunes Groupe SA ...................        1,777
                                                                       83    Publicis Groupe .........................        2,455
                                                                      121    Societe Television Francaise 1 ..........        3,220
                                                                      875    Vivendi Universal SA ....................       27,606
                                                                                                                         ----------
                                                                                                                             42,177
                         ----------------------------------------------------------------------------------------------------------
                         Metals & Mining--0.1%                        442    Arcelor .................................        8,679
                         ----------------------------------------------------------------------------------------------------------
                         Multi-Utilities--0.4%                        702    Suez SA .................................       19,063
                                                                      243    Veolia Environnement ....................        9,140
                                                                                                                         ----------
                                                                                                                             28,203
                         ----------------------------------------------------------------------------------------------------------
                         Multiline Retail--0.1%                        65    Pinault-Printemps-Redoute ...............        6,712
                         ----------------------------------------------------------------------------------------------------------
                         Office Electronics--0.0%                      34    Neopost SA ..............................        2,995
                         ----------------------------------------------------------------------------------------------------------
                         Oil, Gas & Consumable Fuels--1.4%            448    Total SA ................................      105,383
                         ----------------------------------------------------------------------------------------------------------
                         Personal Products--0.2%                      243    L'Oreal SA ..............................       17,460
                         ----------------------------------------------------------------------------------------------------------
                         Pharmaceuticals--0.9%                        850    Sanofi-Aventis ..........................       69,873
                         ----------------------------------------------------------------------------------------------------------
                         Real Estate--0.1%                              7    Gecina SA ...............................          795
                                                                       41    Unibail .................................        5,266
                                                                                                                         ----------
                                                                                                                              6,061
                         ----------------------------------------------------------------------------------------------------------
                         Semiconductors & Semiconductor               465    STMicroelectronics NV ...................        7,465
                         Equipment--0.1%
                         ----------------------------------------------------------------------------------------------------------
                         Software--0.1%                                81    Business Objects SA (b) .................        2,170
                                                                       35    Dassault Systemes SA ....................        1,697
                                                                                                                         ----------
                                                                                                                              3,867
                         ----------------------------------------------------------------------------------------------------------
                         Textiles, Apparel & Luxury                   194    LVMH Moet Hennessy Louis Vuitton SA .....       15,008
                         Goods--0.2%
                         ----------------------------------------------------------------------------------------------------------
                         Transportation Infrastructure--0.0%           40    Autoroutes du Sud de la France ..........        2,291
                         ----------------------------------------------------------------------------------------------------------
                         Wireless Telecommunication                   185    Bouygues ................................        7,673
                         Services--0.1%
                         ----------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in France ...........      691,707
-----------------------------------------------------------------------------------------------------------------------------------

FAM Series Fund, Inc.
Mercury International Index Portfolio
Schedule of Investments as of June 30, 2005 (continued)        (in U.S. dollars)

                                                                   Shares
Country                  Industry*                                   Held                   Common Stocks                   Value
-----------------------------------------------------------------------------------------------------------------------------------
Germany--6.4%            Air Freight & Logistics--0.1%                401    Deutsche Post AG ........................   $    9,379
                         ----------------------------------------------------------------------------------------------------------
                         Airlines--0.0%                               253    Deutsche Lufthansa AG ...................        3,112
                         ----------------------------------------------------------------------------------------------------------
                         Auto Components--0.1%                        116    Continental AG ..........................        8,369
                         ----------------------------------------------------------------------------------------------------------
                         Automobiles--0.5%                            676    DaimlerChrysler AG ......................       27,482
                                                                      206    Volkswagen AG ...........................        9,432
                                                                                                                         ----------
                                                                                                                             36,914
                         ----------------------------------------------------------------------------------------------------------
                         Capital Markets--0.4%                        422    Deutsche Bank AG Registered Shares ......       33,060
                         ----------------------------------------------------------------------------------------------------------
                         Chemicals--0.7%                              452    BASF AG .................................       30,097
                                                                      579    Bayer AG ................................       19,340
                                                                       56    Linde AG ................................        3,784
                                                                                                                         ----------
                                                                                                                             53,221
                         ----------------------------------------------------------------------------------------------------------
                         Commercial Banks--0.3%                       480    Bayerische Hypo- und Vereinsbank
                                                                                AG (b) ...............................       12,500
                                                                      414    Commerzbank AG ..........................        9,002
                                                                      260    Depfa Bank Plc ..........................        4,168
                                                                                                                         ----------
                                                                                                                             25,670
                         ----------------------------------------------------------------------------------------------------------
                         Computers & Peripherals--0.0%                 23    Wincor Nixdorf AG .......................        1,880
                         ----------------------------------------------------------------------------------------------------------
                         Construction & Engineering--0.0%              36    Hochtief AG .............................        1,264
                         ----------------------------------------------------------------------------------------------------------
                         Construction Materials--0.0%                  43    HeidelbergCement AG .....................        3,097
                         ----------------------------------------------------------------------------------------------------------
                         Diversified Financial Services--0.1%         104    Deutsche Boerse AG ......................        8,151
                         ----------------------------------------------------------------------------------------------------------
                         Diversified Telecommunication              2,182    Deutsche Telekom AG .....................       40,417
                         Services--0.5%
                         ----------------------------------------------------------------------------------------------------------
                         Electric Utilities--0.6%                     495    E.On AG .................................       44,154
                         ----------------------------------------------------------------------------------------------------------
                         Food & Staples Retailing--0.1%               128    Metro AG ................................        6,355
                         ----------------------------------------------------------------------------------------------------------
                         Health Care Providers &                       27    Celesio AG ..............................        2,124
                         Services--0.1%                                22    Fresenius Medical Care AG ...............        1,882
                                                                                                                         ----------
                                                                                                                              4,006
                         ----------------------------------------------------------------------------------------------------------
                         Hotels, Restaurants & Leisure--0.1%          135    TUI AG ..................................        3,349
                         ----------------------------------------------------------------------------------------------------------
                         Industrial Conglomerates--0.6%               644    Siemens AG ..............................       47,045
                         ----------------------------------------------------------------------------------------------------------
                         Insurance--0.7%                              277    Allianz AG Registered Shares ............       31,848
                                                                      160    Muenchener Rueckversicherungs AG
                                                                                Registered Shares ....................       17,069
                                                                                                                         ----------
                                                                                                                             48,917
                         ----------------------------------------------------------------------------------------------------------
                         Machinery--0.1%                              102    MAN AG ..................................        4,239
                         ----------------------------------------------------------------------------------------------------------
                         Metals & Mining--0.1%                        298    ThyssenKrupp AG .........................        5,192
                         ----------------------------------------------------------------------------------------------------------
                         Multi-Utilities--0.3%                        346    RWE AG ..................................       22,360
                         ----------------------------------------------------------------------------------------------------------
                         Multiline Retail--0.0%                       105    KarstadtQuelle AG (b) ...................        1,398
                         ----------------------------------------------------------------------------------------------------------
                         Pharmaceuticals--0.2%                         69    Altana AG ...............................        3,954
                                                                       52    Merck KGaA ..............................        4,147
                                                                      151    Schering AG .............................        9,301
                                                                                                                         ----------
                                                                                                                             17,402
                         ----------------------------------------------------------------------------------------------------------
                         Real Estate--0.0%                            118    IVG Immobilien AG .......................        2,193
                         ----------------------------------------------------------------------------------------------------------
                         Semiconductors & Semiconductor               589    Infineon Technologies AG (b) ............        5,505
                         Equipment--0.1%
                         ----------------------------------------------------------------------------------------------------------
                         Software--0.4%                               177    SAP AG ..................................       30,859
                         ----------------------------------------------------------------------------------------------------------
                         Specialty Retail--0.0%                        60    Douglas Holding AG ......................        2,172
                         ----------------------------------------------------------------------------------------------------------
                         Textiles, Apparel &                           43    Adidas-Salomon AG .......................        7,211
                         Luxury Goods--0.2%                            16    Puma AG Rudolf Dassler Sport ............        3,965
                                                                                                                         ----------
                                                                                                                             11,176
                         ----------------------------------------------------------------------------------------------------------
                         Thrifts & Mortgage Finance--0.1%              93    Hypo Real Estate Holding AG .............        3,545
                         ----------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in Germany ..........      484,401
-----------------------------------------------------------------------------------------------------------------------------------

FAM Series Fund, Inc.
Mercury International Index Portfolio
Schedule of Investments as of June 30, 2005 (continued)        (in U.S. dollars)

                                                                   Shares
Country                  Industry*                                   Held                  Common Stocks                    Value
-----------------------------------------------------------------------------------------------------------------------------------
Greece--0.5%             Beverages--0.0%                               11    Coca Cola Hellenic Bottling Co. SA ......   $      300
                         ----------------------------------------------------------------------------------------------------------
                         Commercial Banks--0.3%                       284    Alpha Bank AE ...........................        7,557
                                                                      160    EFG Eurobank Ergasias SA ................        4,897
                                                                      267    National Bank of Greece SA ..............        9,148
                                                                      205    Piraeus Bank SA .........................        3,837
                                                                                                                         ----------
                                                                                                                             25,439
                         ----------------------------------------------------------------------------------------------------------
                         Diversified Telecommunication                274    Hellenic Telecommunications
                         Services--0.1%                                        Organization SA (b) ...................        5,301
                         ----------------------------------------------------------------------------------------------------------
                         Electric Utilities--0.0%                      94    Public Power Corp. ......................        2,353
                         ----------------------------------------------------------------------------------------------------------
                         Hotels, Restaurants & Leisure--0.1%          159    OPAP SA .................................        4,581
                         ----------------------------------------------------------------------------------------------------------
                         Wireless Telecommunication                   137    Cosmote Mobile
                         Services--0.0%                                         Telecommunications SA ................        2,481
                         ----------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in Greece ...........       40,455
-----------------------------------------------------------------------------------------------------------------------------------
Hong Kong--1.7%          Airlines--0.0%                             1,000    Cathay Pacific Airways Ltd. .............        1,820
                         ----------------------------------------------------------------------------------------------------------
                         Commercial Banks--0.3%                     4,000    BOC Hong Kong Holdings Ltd. .............        7,564
                                                                    1,400    Bank of East Asia Ltd. ..................        4,133
                                                                      700    Hang Seng Bank Ltd. .....................        9,546
                                                                                                                         ----------
                                                                                                                             21,243
                         ----------------------------------------------------------------------------------------------------------
                         Distributors--0.1%                         2,000    Li & Fung Ltd. ..........................        4,155
                         ----------------------------------------------------------------------------------------------------------
                         Diversified Financial                      2,000    Hong Kong Exchanges and
                         Services--0.1%                                         Clearing Ltd. ........................        5,172
                         ----------------------------------------------------------------------------------------------------------
                         Diversified Telecommunication              5,000    PCCW Ltd. ...............................        3,120
                         Services--0.1%
                         ----------------------------------------------------------------------------------------------------------
                         Electric Utilities--0.2%                   1,500    CLP Holdings Ltd. .......................        8,606
                                                                    1,500    HongKong Electric Holdings ..............        6,850
                                                                                                                         ----------
                                                                                                                             15,456
                         ----------------------------------------------------------------------------------------------------------
                         Gas Utilities--0.1%                        3,000    Hong Kong & China Gas ...................        6,098
                         ----------------------------------------------------------------------------------------------------------
                         Household Durables--0.0%                     500    Techtronic Industries Co. ...............        1,264
                         ----------------------------------------------------------------------------------------------------------
                         Industrial Conglomerates--0.2%             2,000    Hutchison Whampoa Ltd. ..................       18,075
                         ----------------------------------------------------------------------------------------------------------
                         Media--0.0%                                2,935    SCMP Group Ltd. .........................        1,284
                         ----------------------------------------------------------------------------------------------------------
                         Real Estate--0.6%                          1,000    Cheung Kong Holdings Ltd. ...............        9,745
                                                                    2,000    Hang Lung Properties Ltd. ...............        2,946
                                                                    1,000    Henderson Land Development Co., Ltd. ....        4,786
                                                                    3,050    New World Development Ltd. ..............        3,747
                                                                    2,000    Sino Land Co. ...........................        2,136
                                                                    1,000    Sun Hung Kai Properties Ltd. ............        9,874
                                                                    1,000    Swire Pacific Ltd. Class A ..............        8,844
                                                                    1,000    Wharf Holdings Ltd. .....................        3,512
                                                                                                                         ----------
                                                                                                                             45,590
                         ----------------------------------------------------------------------------------------------------------
                         Semiconductors & Semiconductor             4,563    Solomon Systech International Ltd. ......        1,614
                         Equipment--0.0%
                         ----------------------------------------------------------------------------------------------------------
                         Specialty Retail--0.0%                     4,000    Giordano International Ltd. .............        2,753
                         ----------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in Hong Kong ........      127,644
-----------------------------------------------------------------------------------------------------------------------------------
Ireland--0.8%            Commercial Banks--0.4%                       744    Allied Irish Banks Plc ..................       15,943
                                                                      898    Bank of Ireland .........................       14,590
                                                                                                                         ----------
                                                                                                                             30,533
                         ----------------------------------------------------------------------------------------------------------
                         Construction Materials--0.2%                 497    CRH Plc .................................       13,207
                         ----------------------------------------------------------------------------------------------------------
                         Diversified Telecommunication                684    Eircom Group Plc ........................        1,515
                         Services--0.0%
                         ----------------------------------------------------------------------------------------------------------
                         Food & Staples Retailing--0.0%               510    Fyffes Plc ..............................        1,525
                         ----------------------------------------------------------------------------------------------------------
                         Food Products--0.0%                           74    Kerry Group Plc .........................        1,828
                         ----------------------------------------------------------------------------------------------------------
                         Insurance--0.1%                              268    Irish Life & Permanent Plc ..............        4,695
-----------------------------------------------------------------------------------------------------------------------------------

FAM Series Fund, Inc.
Mercury International Index Portfolio
Schedule of Investments as of June 30, 2005 (continued)        (in U.S. dollars)

                                                                   Shares
Country                  Industry*                                   Held                  Common Stocks                    Value
-----------------------------------------------------------------------------------------------------------------------------------
Ireland                  Pharmaceuticals--0.1%                        317    Elan Corp. Plc (b) ......................   $    2,168
(concluded)              ----------------------------------------------------------------------------------------------------------
                         Trading Companies &                          178    Grafton Group Plc .......................        2,062
                         Distributors--0.0%
                         ----------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in Ireland ..........       57,533
-----------------------------------------------------------------------------------------------------------------------------------
Italy--3.8%              Aerospace & Defense--0.1%                  4,997    Finmeccanica SpA ........................        4,673
                         ----------------------------------------------------------------------------------------------------------
                         Automobiles--0.1%                            543    Fiat SpA (b) ............................        3,948
                         ----------------------------------------------------------------------------------------------------------
                         Capital Markets--0.1%                        317    Banca Fideuram SpA ......................        1,506
                                                                      452    Mediobanca SpA ..........................        8,476
                                                                                                                         ----------
                                                                                                                              9,982
                         ----------------------------------------------------------------------------------------------------------
                         Commercial Banks--1.1%                       230    Banca Antonveneta SpA ...................        7,435
                                                                    2,579    Banca Intesa SpA ........................       11,818
                                                                      585    Banca Intesa SpA (RNC) ..................        2,506
                                                                      677    Banca Monte dei Paschi di
                                                                                Siena SpA ............................        2,392
                                                                    1,332    Banca Nazionale del Lavoro SpA (b) ......        4,601
                                                                      437    Banca Popolare di Milano Scrl ...........        4,317
                                                                      268    Banco Popolare di Verona e
                                                                                Novara Scrl ..........................        4,568
                                                                      317    Banche Popolari Unite Scrl ..............        6,294
                                                                    1,351    Capitalia SpA ...........................        7,568
                                                                      937    Sanpaolo IMI SpA ........................       12,887
                                                                    3,887    UniCredito Italiano SpA .................       20,555
                                                                                                                         ----------
                                                                                                                             84,941
                         ----------------------------------------------------------------------------------------------------------
                         Diversified Telecommunication              8,396    Telecom Italia SpA ......................       26,265
                         Services--0.5%                             4,624    Telecom Italia SpA (RNC) ................       12,036
                                                                                                                         ----------
                                                                                                                             38,301
                         ----------------------------------------------------------------------------------------------------------
                         Electric Utilities--0.4%                   2,904    Enel SpA ................................       25,313
                                                                    1,115    Terna SpA ...............................        2,891
                                                                                                                         ----------
                                                                                                                             28,204
                         ----------------------------------------------------------------------------------------------------------
                         Gas Utilities--0.1%                          901    Snam Rete Gas SpA .......................        4,826
                         ----------------------------------------------------------------------------------------------------------
                         Independent Power Producers &                674    Edison SpA ..............................        1,501
                         Energy Traders--0.0%
                         ----------------------------------------------------------------------------------------------------------
                         Industrial Conglomerates--0.0%             2,088    Pirelli & C SpA .........................        2,179
                         ----------------------------------------------------------------------------------------------------------
                         Insurance--0.5%                              459    Alleanza Assicurazioni SpA ..............        4,990
                                                                      810    Assicurazioni Generali SpA ..............       25,300
                                                                      215    Riunione Adriatica di Sicurta SpA .......        4,188
                                                                                                                         ----------
                                                                                                                             34,478
                         ----------------------------------------------------------------------------------------------------------
                         Internet Software & Services--0.0%           669    Telecom Italia Media SpA (b) ............          323
                                                                      322    Tiscali SpA (b) .........................          919
                                                                                                                         ----------
                                                                                                                              1,242
                         ----------------------------------------------------------------------------------------------------------
                         Media--0.1%                                  553    Mediaset SpA ............................        6,521
                                                                    4,752    Seat Pagine Gialle SpA ..................        1,985
                                                                                                                         ----------
                                                                                                                              8,506
                         ----------------------------------------------------------------------------------------------------------
                         Oil, Gas & Consumable Fuels--0.7%          2,115    ENI SpA .................................       54,565
                         ----------------------------------------------------------------------------------------------------------
                         Textiles, Apparel &                           74    Luxottica Group SpA .....................        1,535
                         Luxury Goods--0.0%
                         ----------------------------------------------------------------------------------------------------------
                         Transportation Infrastructure--0.1%          252    Autostrade SpA ..........................        6,700
                         ----------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in Italy ............      285,581
-----------------------------------------------------------------------------------------------------------------------------------

FAM Series Fund, Inc.
Mercury International Index Portfolio
Schedule of Investments as of June 30, 2005 (continued)        (in U.S. dollars)

                                                                   Shares
Country                  Industry*                                   Held                   Common Stocks                   Value
-----------------------------------------------------------------------------------------------------------------------------------
Japan--20.8%             Auto Components--0.6%                        300    Aisin Seiki Co., Ltd. ...................   $    6,511
                                                                    1,000    Bridgestone Corp. .......................       19,267
                                                                      500    Denso Corp. .............................       11,393
                                                                      100    NOK Corp. ...............................        2,798
                                                                      200    Stanley Electric Co., Ltd. ..............        3,249
                                                                      100    Toyota Industries Corp. .................        2,734
                                                                                                                         ----------
                                                                                                                             45,952
                         ----------------------------------------------------------------------------------------------------------
                         Automobiles--1.8%                            600    Honda Motor Co., Ltd. ...................       29,618
                                                                    1,900    Nissan Motor Co., Ltd. ..................       18,827
                                                                    2,300    Toyota Motor Corp. ......................       82,402
                                                                      200    Yamaha Motor Co., Ltd. ..................        3,673
                                                                                                                         ----------
                                                                                                                            134,520
                         ----------------------------------------------------------------------------------------------------------
                         Beverages--0.2%                              400    Asahi Breweries Ltd. ....................        4,772
                                                                    1,000    Kirin Brewery Co., Ltd. .................        9,692
                                                                                                                         ----------
                                                                                                                             14,464
                         ----------------------------------------------------------------------------------------------------------
                         Building Products--0.3%                    1,000    Asahi Glass Co., Ltd. ...................       10,523
                                                                      200    Daikin Industries Ltd. ..................        5,009
                                                                      300    JS Group Corp. ..........................        5,084
                                                                                                                         ----------
                                                                                                                             20,616
                         ----------------------------------------------------------------------------------------------------------
                         Capital Markets--0.4%                      1,000    Daiwa Securities Group, Inc. ............        6,191
                                                                    1,000    Nikko Cordial Corp. .....................        4,404
                                                                    1,600    Nomura Holdings, Inc. ...................       19,161
                                                                                                                         ----------
                                                                                                                             29,756
                         ----------------------------------------------------------------------------------------------------------
                         Chemicals--0.9%                            1,000    Asahi Kasei Corp. .......................        4,765
                                                                    2,000    Ishihara Sangyo Kaisha Ltd. .............        4,422
                                                                      200    JSR Corp. ...............................        4,223
                                                                    2,000    Mitsubishi Chemical Corp. ...............        5,866
                                                                    1,000    Mitsubishi Rayon Co., Ltd. ..............        4,151
                                                                      100    Nitto Denko Corp. .......................        5,740
                                                                      300    Shin-Etsu Chemical Co., Ltd. ............       11,398
                                                                    2,000    Showa Denko KK ..........................        4,747
                                                                    1,000    Sumitomo Chemical Co., Ltd. .............        4,602
                                                                    1,000    Teijin Ltd. .............................        4,648
                                                                    1,000    Toray Industries, Inc. ..................        4,747
                                                                    1,000    Tosoh Corp. .............................        4,160
                                                                    2,000    Ube Industries Ltd. .....................        4,079
                                                                                                                         ----------
                                                                                                                             67,548
                         ----------------------------------------------------------------------------------------------------------
                         Commercial Banks--2.0%                     1,000    The Bank of Fukuoka Ltd. ................        5,929
                                                                    1,000    The Bank of Yokohama Ltd. ...............        5,785
                                                                    1,000    The Chiba Bank Ltd. .....................        6,597
                                                                    1,000    Hokuhoku Financial Group, Inc. ..........        3,068
                                                                        4    Mitsubishi Tokyo Financial
                                                                                Group, Inc. ..........................       33,968
                                                                        7    Mizuho Financial Group, Inc. ............       31,712
                                                                    5,000    Resona Holdings, Inc. (b) ...............        9,340
                                                                    1,000    Shinsei Bank Ltd. .......................        5,397
                                                                    1,000    The Shizuoka Bank Ltd. ..................        8,600
                                                                        3    Sumitomo Mitsui Financial
                                                                                Group, Inc. ..........................       20,305
                                                                    1,000    The Sumitomo Trust & Banking
                                                                                Co., Ltd. ............................        6,092
                                                                        3    UFJ Holdings, Inc. ......................       15,648
                                                                                                                         ----------
                                                                                                                            152,441
                         ----------------------------------------------------------------------------------------------------------
                         Commercial Services &                      1,000    Dai Nippon Printing Co., Ltd. ...........       16,127
                         Supplies--0.4%                                 2    The Goodwill Group, Inc. ................        3,664
                                                                      100    Meitec Corp. ............................        3,077
                                                                    1,000    Toppan Printing Co., Ltd. ...............       10,604
                                                                                                                         ----------
                                                                                                                             33,472
                         ----------------------------------------------------------------------------------------------------------

FAM Series Fund, Inc.
Mercury International Index Portfolio
Schedule of Investments as of June 30, 2005 (continued)        (in U.S. dollars)

                                                                   Shares
Country                  Industry*                                   Held                  Common Stocks                    Value
-----------------------------------------------------------------------------------------------------------------------------------
Japan                    Computers & Peripherals--0.4%              1,000    Fujitsu Ltd. ............................   $    5,252
(continued)                                                           200    Mitsumi Electric Company, Ltd. ..........        2,063
                                                                    2,000    NEC Corp. ...............................       10,829
                                                                      100    Seiko Epson Corp. .......................        3,339
                                                                    3,000    Toshiba Corp. ...........................       11,966
                                                                                                                         ----------
                                                                                                                             33,449
                         ----------------------------------------------------------------------------------------------------------
                         Construction & Engineering--0.2%           1,000    Kajima Corp. ............................        3,700
                                                                    1,000    Obayashi Corp. ..........................        5,388
                                                                    1,000    Shimizu Corp. ...........................        4,666
                                                                    1,000    Taisei Corp. ............................        3,375
                                                                                                                         ----------
                                                                                                                             17,129
                         ----------------------------------------------------------------------------------------------------------
                         Construction Materials--0.1%               1,000    Sumitomo Osaka Cement Co., Ltd. .........        2,662
                                                                    1,000    Taiheiyo Cement Corp. ...................        2,671
                                                                                                                         ----------
                                                                                                                              5,333
                         ----------------------------------------------------------------------------------------------------------
                         Consumer Finance--0.6%                        80    Acom Co., Ltd. ..........................        5,133
                                                                       75    Aiful Corp. .............................        5,597
                                                                      200    Credit Saison Co., Ltd. .................        6,660
                                                                      100    ORIX Corp. ..............................       15,017
                                                                      100    Promise Co., Ltd. .......................        6,416
                                                                      100    Takefuji Corp. ..........................        6,768
                                                                                                                         ----------
                                                                                                                             45,591
                         ----------------------------------------------------------------------------------------------------------
                         Containers & Packaging--0.0%                 200    Toyo Seikan Kaisha Ltd. .................        3,164
                         ----------------------------------------------------------------------------------------------------------
                         Diversified Consumer                         100    Benesse Corp. ...........................        3,213
                         Services--0.0%
                         ----------------------------------------------------------------------------------------------------------
                         Diversified Telecommunication                  4    Nippon Telegraph & Telephone
                         Services--0.2%                                         Corp. ................................       17,146
                         ----------------------------------------------------------------------------------------------------------
                         Electric Utilities--1.0%                     600    Chubu Electric Power Co., Inc. ..........       14,403
                                                                      200    Hokkaido Electric Power Co., Inc. .......        4,097
                                                                      700    The Kansai Electric Power Co., Inc. .....       14,087
                                                                      400    Kyushu Electric Power Co., Inc. .........        8,700
                                                                      400    Tohoku Electric Power Co., Inc. .........        8,537
                                                                    1,000    The Tokyo Electric Power Co., Inc. ......       23,870
                                                                                                                         ----------
                                                                                                                             73,694
                         ----------------------------------------------------------------------------------------------------------
                         Electrical Equipment--0.2%                 1,000    Furukawa Electric Co., Ltd. .............        3,881
                                                                    1,000    Mitsubishi Electric Corp. ...............        5,306
                                                                    1,000    Sumitomo Electric Industries Ltd. .......       10,252
                                                                                                                         ----------
                                                                                                                             19,439
                         ----------------------------------------------------------------------------------------------------------
                         Electronic Equipment &                       300    Citizen Watch Co., Ltd. .................        2,718
                         Instruments--0.9%                          3,000    Hitachi Ltd. ............................       18,247
                                                                      100    Hoya Corp. ..............................       11,551
                                                                      100    Ibiden Co., Ltd. ........................        2,626
                                                                      100    Kyocera Corp. ...........................        7,653
                                                                      200    Murata Manufacturing Co., Ltd. ..........       10,198
                                                                    1,000    Oki Electric Industry Co., Ltd. .........        3,529
                                                                      200    Omron Corp. .............................        4,413
                                                                      100    TDK Corp. ...............................        6,822
                                                                      200    Yokogawa Electric Corp. .................        2,475
                                                                                                                         ----------
                                                                                                                             70,232
                         ----------------------------------------------------------------------------------------------------------
                         Food & Staples Retailing--0.5%               700    Aeon Co., Ltd. ..........................       10,682
                                                                      300    Ito-Yokado Co., Ltd. ....................        9,963
                                                                      100    Lawson, Inc. ............................        3,492
                                                                      100    Matsumotokiyoshi Co., Ltd. ..............        2,725
                                                                      300    Seven-Eleven Japan Co., Ltd. ............        8,339
                                                                                                                         ----------
                                                                                                                             35,201
                         ----------------------------------------------------------------------------------------------------------

FAM Series Fund, Inc.
Mercury International Index Portfolio
Schedule of Investments as of June 30, 2005 (continued)        (in U.S. dollars)

                                                                   Shares
Country                  Industry*                                   Held                   Common Stocks                   Value
-----------------------------------------------------------------------------------------------------------------------------------
Japan                    Food Products--0.3%                        1,000    Ajinomoto Co., Inc. .....................   $   11,145
(continued)                                                           200    Ariake Japan Co., Ltd. ..................        4,602
                                                                      300    Katokichi Co., Ltd. .....................        2,044
                                                                      100    Nissin Food Products Co., Ltd. ..........        2,567
                                                                                                                         ----------
                                                                                                                             20,358
                         ----------------------------------------------------------------------------------------------------------
                         Gas Utilities--0.2%                        2,000    Osaka Gas Co., Ltd. .....................        6,299
                                                                    2,000    Tokyo Gas Co., Ltd. .....................        7,490
                                                                                                                         ----------
                                                                                                                             13,789
                         ----------------------------------------------------------------------------------------------------------
                         Health Care Equipment &                      200    Terumo Corp. ............................        5,776
                         Supplies--0.1%
                         ----------------------------------------------------------------------------------------------------------
                         Health Care Providers &                      200    MEDICEO Holdings Co., Ltd. ..............        2,669
                         Services--0.0%
                         ----------------------------------------------------------------------------------------------------------
                         Household Durables--1.2%                     200    Casio Computer Co., Ltd. ................        2,617
                                                                      100    Daito Trust Construction Co., Ltd. ......        3,745
                                                                    2,000    Matsushita Electric Industrial Co., Ltd.        30,376
                                                                      200    Pioneer Corp. ...........................        3,030
                                                                      200    Rinnai Corp. ............................        4,936
                                                                    2,000    Sanyo Electric Co., Ltd. ................        5,108
                                                                    1,000    Sharp Corp. .............................       15,648
                                                                      800    Sony Corp. ..............................       27,579
                                                                                                                         ----------
                                                                                                                             93,039
                         ----------------------------------------------------------------------------------------------------------
                         IT Services--0.2%                            100    CSK Corp. ...............................        3,935
                                                                        1    NET One Systems Co., Ltd. ...............        2,581
                                                                        1    NTT Data Corp. ..........................        3,420
                                                                      100    TIS, Inc. ...............................        3,420
                                                                                                                         ----------
                                                                                                                             13,356
                         ----------------------------------------------------------------------------------------------------------
                         Independent Power Producers &                100    Electric Power Development Co. ..........        2,897
                         Energy Traders--0.0%
                         ----------------------------------------------------------------------------------------------------------
                         Insurance--0.6%                                1    Millea Holdings, Inc. ...................       13,446
                                                                    1,000    Mitsui Sumitomo Insurance
                                                                                Co., Ltd. ............................        9,015
                                                                    1,000    Sompo Japan Insurance, Inc. .............       10,107
                                                                      200    T&D Holdings, Inc. ......................        9,422
                                                                                                                         ----------
                                                                                                                             41,990
                         ----------------------------------------------------------------------------------------------------------
                         Internet & Catalog Retail--0.1%                5    Rakuten, Inc. ...........................        4,011
                         ----------------------------------------------------------------------------------------------------------
                         Internet Software & Services--0.3%             3    eAccess Ltd. ............................        2,022
                                                                        2    Index Corp. .............................        6,082
                                                                      200    Softbank Corp. ..........................        7,851
                                                                        4    Yahoo! Japan Corp. ......................        8,411
                                                                                                                         ----------
                                                                                                                             24,366
                         ----------------------------------------------------------------------------------------------------------
                         Leisure Equipment &                          200    Bandai Co., Ltd. ........................        4,043
                         Products--0.3%                               400    Fuji Photo Film Co., Ltd. ...............       12,887
                                                                      100    Sankyo Co., Ltd. (Gunma) ................        4,657
                                                                      200    Yamaha Corp. ............................        3,122
                                                                                                                         ----------
                                                                                                                             24,709
                         ----------------------------------------------------------------------------------------------------------
                         Machinery--0.7%                              100    Fanuc Ltd. ..............................        6,362
                                                                    2,000    Ishikawajima-Harima Heavy Industries
                                                                                Co., Ltd. ............................        2,906
                                                                    2,000    Kawasaki Heavy Industries Ltd. ..........        3,844
                                                                    1,000    Komatsu Ltd. ............................        7,770
                                                                    1,000    Kubota Corp. ............................        5,487
                                                                    1,000    Minebea Co., Ltd. .......................        4,043
                                                                    3,000    Mitsubishi Heavy Industries Ltd. ........        7,851
                                                                    2,000    Mitsui Engineering & Shipbuilding
                                                                             Co., Ltd. ...............................        3,917

FAM Series Fund, Inc.
Mercury International Index Portfolio
Schedule of Investments as of June 30, 2005 (continued)        (in U.S. dollars)

                                                                   Shares
Country                  Industry*                                   Held                   Common Stocks                   Value
-----------------------------------------------------------------------------------------------------------------------------------
Japan                    Machinery                                  1,000    NSK Ltd. ................................   $    5,135
(continued)              (concluded)                                1,000    Sumitomo Heavy Industries Ltd. ..........        4,810
                                                                      200    THK Co., Ltd. ...........................        4,133
                                                                                                                         ----------
                                                                                                                             56,258
                         ----------------------------------------------------------------------------------------------------------
                         Marine--0.2%                               1,000    Mitsui OSK Lines Ltd. ...................        6,182
                                                                    1,000    Nippon Yusen Kabushiki Kaisha ...........        5,758
                                                                                                                         ----------
                                                                                                                             11,940
                         ----------------------------------------------------------------------------------------------------------
                         Media--0.1%                                    3    Dentsu, Inc. ............................        7,418
                                                                        1    Fuji Television Network, Inc. ...........        1,940
                                                                                                                         ----------
                                                                                                                              9,358
                         ----------------------------------------------------------------------------------------------------------
                         Metals & Mining--0.7%                        500    JFE Holdings, Inc. ......................       12,364
                                                                    3,000    Kobe Steel Ltd. .........................        5,658
                                                                    1,000    Mitsui Mining & Smelting Co., Ltd. ......        4,702
                                                                    6,000    Nippon Steel Corp. ......................       13,970
                                                                    4,000    Sumitomo Metal Industries Ltd. ..........        6,859
                                                                    1,000    Sumitomo Metal Mining Co., Ltd. .........        6,868
                                                                                                                         ----------
                                                                                                                             50,421
                         ----------------------------------------------------------------------------------------------------------
                         Multiline Retail--0.1%                       200    Isetan Co., Ltd. ........................        2,514
                                                                      300    Marui Co., Ltd. .........................        4,047
                                                                                                                         ----------
                                                                                                                              6,561
                         ----------------------------------------------------------------------------------------------------------
                         Office Electronics--0.7%                     600    Canon, Inc. .............................       31,622
                                                                      500    Konica Minolta Holdings, Inc. ...........        4,675
                                                                    1,000    Ricoh Co., Ltd. .........................       15,639
                                                                                                                         ----------
                                                                                                                             51,936
                         ----------------------------------------------------------------------------------------------------------
                         Oil, Gas & Consumable Fuels--0.1%            500    Nippon Mining Holdings, Inc. ............        2,838
                                                                    1,000    Nippon Oil Corp. ........................        6,795
                                                                                                                         ----------
                                                                                                                              9,633
                         ----------------------------------------------------------------------------------------------------------
                         Paper & Forest Products--0.1%                  1    Nippon Paper Group, Inc. ................        3,673
                                                                    1,000    OJI Paper Co., Ltd. .....................        5,225
                                                                                                                         ----------
                                                                                                                              8,898
                         ----------------------------------------------------------------------------------------------------------
                         Personal Products--0.1%                      200    Aderans Co., Ltd.                                4,738
                         ----------------------------------------------------------------------------------------------------------
                         Pharmaceuticals--1.1%                        300    Chugai Pharmaceutical Co., Ltd. .........        4,635
                                                                      300    Daiichi Pharmaceutical Co., Ltd. ........        6,647
                                                                      200    Eisai Co., Ltd. .........................        6,732
                                                                      500    Sankyo Co., Ltd. ........................        9,611
                                                                      200    Santen Pharmaceutical Co., Ltd. .........        4,566
                                                                      700    Takeda Pharmaceutical Co., Ltd. .........       34,744
                                                                      400    Yamanouchi Pharmaceutical
                                                                                Co., Ltd. ............................       13,681
                                                                                                                         ----------
                                                                                                                             80,616
                         ----------------------------------------------------------------------------------------------------------
                         Real Estate--0.4%                              1    Japan Prime Realty Investment
                                                                                Corp. ................................        2,960
                                                                      200    Leopalace21 Corp. .......................        3,326
                                                                    1,000    Mitsubishi Estate Co., Ltd. .............       11,019
                                                                    1,000    Mitsui Fudosan Co., Ltd. ................       11,235
                                                                                                                         ----------
                                                                                                                             28,540
                         ----------------------------------------------------------------------------------------------------------
                         Road & Rail--0.6%                              1    Central Japan Railway Co. ...............        7,734
                                                                        3    East Japan Railway Co. ..................       15,432
                                                                    2,000    Kintetsu Corp. ..........................        6,101
                                                                    1,000    Nippon Express Co., Ltd. ................        4,350
                                                                    1,000    Tobu Railway Co., Ltd. ..................        3,628
                                                                    1,000    Tokyu Corp. .............................        4,494
                                                                        2    West Japan Railway Co. ..................        6,859
                                                                                                                         ----------
                                                                                                                             48,598
                         ----------------------------------------------------------------------------------------------------------

FAM Series Fund, Inc.
Mercury International Index Portfolio
Schedule of Investments as of June 30, 2005 (continued)        (in U.S. dollars)

                                                                   Shares
Country                  Industry*                                   Held                   Common Stocks                   Value
-----------------------------------------------------------------------------------------------------------------------------------
Japan                    Semiconductors & Semiconductor               100    Advantest Corp. .........................   $    7,391
(concluded)              Equipment--0.3%                              100    Rohm Co., Ltd. ..........................        9,656
                                                                      100    Tokyo Electron Ltd. .....................        5,297
                                                                                                                         ----------
                                                                                                                             22,344
                         ----------------------------------------------------------------------------------------------------------
                         Software--0.3%                               200    Hitachi Software Engineering
                                                                                Co., Ltd. ............................        3,402
                                                                      200    Konami Corp. ............................        4,223
                                                                      200    Namco Ltd. ..............................        2,664
                                                                      100    Nintendo Co., Ltd. ......................       10,468
                                                                                                                         ----------
                                                                                                                             20,757
                         ----------------------------------------------------------------------------------------------------------
                         Specialty Retail--0.1%                       100    Shimachu Co., Ltd. ......................        2,518
                                                                      100    Yamada Denki Co., Ltd. ..................        5,758
                                                                                                                         ----------
                                                                                                                              8,276
                         ----------------------------------------------------------------------------------------------------------
                         Textiles, Apparel & Luxury                 2,000    Toyobo Co., Ltd. ........................        4,675
                         Goods--0.1%
                         ----------------------------------------------------------------------------------------------------------
                         Tobacco--0.2%                                  1    Japan Tobacco, Inc. .....................       13,356
                         ----------------------------------------------------------------------------------------------------------
                         Trading Companies &                        1,000    Itochu Corp. ............................        5,063
                         Distributors--0.5%                         1,000    Marubeni Corp. ..........................        3,438
                                                                    1,000    Mitsubishi Corp. ........................       13,609
                                                                    1,000    Mitsui & Co., Ltd. ......................        9,476
                                                                      400    Sojitz Holdings Corp. ...................        1,729
                                                                    1,000    Sumitomo Corp. ..........................        8,023
                                                                                                                         ----------
                                                                                                                             41,338
                         ----------------------------------------------------------------------------------------------------------
                         Wireless Telecommunication                     2    KDDI Corp. ..............................        9,259
                         Services--0.4%                                15    NTT DoCoMo, Inc. ........................       22,200
                                                                                                                         ----------
                                                                                                                             31,459
                         ----------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in Japan ............    1,579,022
-----------------------------------------------------------------------------------------------------------------------------------
Netherlands--4.8%        Air Freight & Logistics--0.1%                351    TNT NV ..................................        8,902
                         ----------------------------------------------------------------------------------------------------------
                         Beverages--0.1%                              230    Heineken NV .............................        7,112
                         ----------------------------------------------------------------------------------------------------------
                         Chemicals--0.2%                              207    Akzo Nobel NV ...........................        8,165
                                                                       78    DSM NV ..................................        5,345
                                                                                                                         ----------
                                                                                                                             13,510
                         ----------------------------------------------------------------------------------------------------------
                         Commercial Banks--0.5%                     1,370    ABN AMRO Holding NV .....................       33,752
                         ----------------------------------------------------------------------------------------------------------
                         Commercial Services &                        103    Vedior NV ...............................        1,454
                         Supplies--0.0%
                         ----------------------------------------------------------------------------------------------------------
                         Diversified Financial                        111    Euronext NV .............................        3,761
                         Services--0.6%                             1,521    ING Groep NV CVA ........................       43,034
                                                                                                                         ----------
                                                                                                                             46,795
                         ----------------------------------------------------------------------------------------------------------
                         Diversified Telecommunication              1,725    Royal KPN NV ............................       14,493
                         Services--0.2%
                         ----------------------------------------------------------------------------------------------------------
                         Energy Equipment & Services--0.0%             37    IHC Caland NV ...........................        2,540
                         ----------------------------------------------------------------------------------------------------------
                         Food & Staples Retailing--0.2%             1,389    Koninklijke Ahold NV (b) ................       11,435
                         ----------------------------------------------------------------------------------------------------------
                         Food Products--0.5%                          109    Royal Numico NV .........................        4,365
                                                                      474    Unilever NV .............................       30,787
                                                                                                                         ----------
                                                                                                                             35,152
                         ----------------------------------------------------------------------------------------------------------
                         Household Durables--0.4%                   1,105    Koninklijke Philips Electronics NV ......       27,959
                         ----------------------------------------------------------------------------------------------------------
                         IT Services--0.0%                            164    Getronics NV ............................        1,943
                         ----------------------------------------------------------------------------------------------------------
                         Insurance--0.2%                            1,157    Aegon NV ................................       15,002
                         ----------------------------------------------------------------------------------------------------------
                         Media--0.3%                                  657    Reed Elsevier NV ........................        9,163
                                                                      231    VNU NV ..................................        6,452
                                                                      269    Wolters Kluwer NV .......................        5,152
                                                                                                                         ----------
                                                                                                                             20,767
                         ----------------------------------------------------------------------------------------------------------

FAM Series Fund, Inc.
Mercury International Index Portfolio
Schedule of Investments as of June 30, 2005 (continued)        (in U.S. dollars)

                                                                   Shares
Country                  Industry*                                   Held                   Common Stocks                   Value
-----------------------------------------------------------------------------------------------------------------------------------
Netherlands              Oil, Gas & Consumable Fuels--1.4%          1,655    Royal Dutch Petroleum Co. ...............   $  108,196
(concluded)              ----------------------------------------------------------------------------------------------------------
                         Real Estate--0.0%                             21    Corio NV ................................        1,174
                                                                       26    Rodamco Europe NV .......................        2,133
                                                                                                                         ----------
                                                                                                                              3,307
                         ----------------------------------------------------------------------------------------------------------
                         Semiconductors & Semiconductor               444    ASML Holding NV (b) .....................        6,999
                         Equipment--0.1%
                         ----------------------------------------------------------------------------------------------------------
                         Trading Companies &                          694    Hagemeyer NV (b) ........................        1,647
                         Distributors--0.0%
                         ----------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in the Netherlands ..      360,965
-----------------------------------------------------------------------------------------------------------------------------------
New Zealand--0.2%        Construction Materials--0.0%                 261    Fletcher Building Ltd. ..................        1,255
                         ----------------------------------------------------------------------------------------------------------
                         Diversified Telecommunication              1,581    Telecom Corp. of New Zealand Ltd. .......        6,611
                         Services--0.1%
                         ----------------------------------------------------------------------------------------------------------
                         Health Care Equipment &                      752    Fisher & Paykel Healthcare Corp. ........        1,706
                         Supplies--0.0%
                         ----------------------------------------------------------------------------------------------------------
                         Hotels, Restaurants & Leisure--0.1%          598    Sky City Ltd. ...........................        1,864
                         ----------------------------------------------------------------------------------------------------------
                         Household Durables--0.0%                     514    Fisher & Paykel Appliances
                                                                                Holdings Ltd. ........................        1,198
                         ----------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in New Zealand ......       12,634
-----------------------------------------------------------------------------------------------------------------------------------
Norway--0.7%             Chemicals--0.0%                              175    Yara International ASA ..................        2,784
                         ----------------------------------------------------------------------------------------------------------
                         Commercial Banks--0.1%                       465    DNB NOR ASA .............................        4,854
                         ----------------------------------------------------------------------------------------------------------
                         Commercial Services &                        261    Tomra Systems ASA .......................        1,078
                         Supplies--0.0%
                         ----------------------------------------------------------------------------------------------------------
                         Communications Equipment--0.0%               162    Tandberg ASA ............................        1,735
                                                                      108    Tandberg Television ASA (b) .............        1,342
                                                                                                                         ----------
                                                                                                                              3,077
                         ----------------------------------------------------------------------------------------------------------
                         Diversified Telecommunication                638    Telenor ASA .............................        5,099
                         Services--0.1%
                         ----------------------------------------------------------------------------------------------------------
                         Energy Equipment & Services--0.1%             75    Petroleum Geo-Services ASA ..............        1,807
                                                                      200    Stolt Offshore SA (b) ...................        1,828
                                                                                                                         ----------
                                                                                                                              3,635
                         ----------------------------------------------------------------------------------------------------------
                         Food Products--0.1%                          161    Orkla ASA ...............................        5,935
                         ----------------------------------------------------------------------------------------------------------
                         Insurance--0.0%                              200    Storebrand ASA ..........................        1,874
                         ----------------------------------------------------------------------------------------------------------
                         Oil, Gas & Consumable Fuels--0.3%             48    Frontline Ltd. ..........................        1,924
                                                                      134    Norsk Hydro ASA .........................       12,298
                                                                      520    Statoil ASA .............................       10,618
                                                                                                                         ----------
                                                                                                                             24,840
                         ----------------------------------------------------------------------------------------------------------
                         Paper & Forest Products--0.0%                 48    Norske Skogindustrier ASA ...............          791
                         ----------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in Norway ...........       53,967
-----------------------------------------------------------------------------------------------------------------------------------
Portugal--0.3%           Commercial Banks--0.1%                     1,955    Banco Comercial Portugues SA
                                                                                Registered Shares ....................        5,018
                         ----------------------------------------------------------------------------------------------------------
                         Diversified Telecommunication                738    Portugal Telecom SGPS SA Registered
                         Services--0.1%                                         Shares ...............................        7,005
                         ----------------------------------------------------------------------------------------------------------
                         Electric Utilities--0.1%                   1,764    Energias de Portugal SA .................        4,442
                         ----------------------------------------------------------------------------------------------------------
                         Industrial Conglomerates--0.0%             1,329    Sonae SGPS SA ...........................        1,834
                         ----------------------------------------------------------------------------------------------------------
                         Transportation Infrastructure--0.0%          214    Brisa-Auto Estradas de Portugal SA
                                                                                Private Shares .......................        1,681
                         ----------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in Portugal .........       19,980
-----------------------------------------------------------------------------------------------------------------------------------

FAM Series Fund, Inc.
Mercury International Index Portfolio
Schedule of Investments as of June 30, 2005 (continued)        (in U.S. dollars)

                                                                   Shares
Country                  Industry*                                   Held                   Common Stocks                   Value
-----------------------------------------------------------------------------------------------------------------------------------
Singapore--0.8%          Commercial Banks--0.3%                     1,000    DBS Group Holdings Ltd. .................   $    8,475
                                                                    1,000    Oversea-Chinese Banking Corp. ...........        6,875
                                                                    1,000    United Overseas Bank Ltd. ...............        8,416
                                                                                                                         ----------
                                                                                                                             23,766
                         ----------------------------------------------------------------------------------------------------------
                         Computers & Peripherals--0.0%                150    Creative Technology Ltd. ................          987
                         ----------------------------------------------------------------------------------------------------------
                         Diversified Telecommunication              5,000    Singapore Telecommunications Ltd. .......        8,179
                         Services--0.1%
                         ----------------------------------------------------------------------------------------------------------
                         Industrial Conglomerates--0.0%             1,242    SembCorp Industries Ltd. ................        1,965
                         ----------------------------------------------------------------------------------------------------------
                         Machinery--0.0%                              815    SembCorp Marine Ltd. ....................        1,270
                         ----------------------------------------------------------------------------------------------------------
                         Media--0.1%                                3,000    Singapore Press Holdings Ltd. ...........        7,645
                         ----------------------------------------------------------------------------------------------------------
                         Real Estate--0.1%                          1,000    Ascendas Real Estate Investment
                                                                                Trust ................................        1,310
                                                                    2,000    CapitaLand Ltd. .........................        2,821
                                                                    1,000    City Developments Ltd. ..................        4,445
                                                                    1,455    Suntec Real Estate Investment Trust .....        1,052
                                                                      100    United Overseas Land Ltd. ...............          135
                                                                                                                         ----------
                                                                                                                              9,763
                         ----------------------------------------------------------------------------------------------------------
                         Road & Rail--0.1%                          3,000    ComfortDelgro Corp. Ltd. ................        3,005
                         ----------------------------------------------------------------------------------------------------------
                         Semiconductors & Semiconductor             3,000    Chartered Semiconductor
                         Equipment--0.1%                                        Manufacturing Ltd. (b) ...............        2,365
                                                                    3,000    STATS ChipPAC Ltd. (b) ..................        2,151
                                                                                                                         ----------
                                                                                                                              4,516
                         ----------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in Singapore ........       61,096
-----------------------------------------------------------------------------------------------------------------------------------
South Africa--0.1%       Beverages--0.1%                              633    SABMiller Plc ...........................        9,888
                         ----------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in South Africa .....        9,888
-----------------------------------------------------------------------------------------------------------------------------------
Spain--3.8%              Airlines--0.0%                               629    Iberia Lineas Aereas de Espana ..........        1,805
                         ----------------------------------------------------------------------------------------------------------
                         Commercial Banks--1.4%                     2,723    Banco Bilbao Vizcaya
                                                                                Argentaria SA ........................       42,065
                                                                      740    Banco Popular Espanol SA (b) ............        8,950
                                                                    4,773    Banco Santander Central
                                                                                Hispano SA ...........................       55,415
                                                                                                                         ----------
                                                                                                                            106,430
                         ----------------------------------------------------------------------------------------------------------
                         Construction & Engineering--0.2%             264    ACS Actividades de Construccion y
                                                                                Servicios, SA ........................        7,396
                                                                       14    Acciona SA ..............................        1,390
                                                                       22    Fomento de Construcciones y
                                                                                Contratas SA .........................        1,241
                                                                       69    Grupo Ferrovial SA ......................        4,452
                                                                      145    Sacyr Vallehermoso SA ...................        3,421
                                                                                                                         ----------
                                                                                                                             17,900
                         ----------------------------------------------------------------------------------------------------------
                         Diversified Telecommunication              3,734    Telefonica SA ...........................       61,202
                         Services--0.8%
                         ----------------------------------------------------------------------------------------------------------
                         Electric Utilities--0.6%                     797    Endesa SA ...............................       18,729
                                                                      684    Iberdrola SA ............................       18,069
                                                                      212    Union Fenosa SA .........................        6,470
                                                                                                                         ----------
                                                                                                                             43,268
                         ----------------------------------------------------------------------------------------------------------
                         Electrical Equipment--0.0%                   143    Gamesa Corp. Tecnologica SA .............        1,941
                         ----------------------------------------------------------------------------------------------------------
                         Gas Utilities--0.0%                          103    Gas Natural SDG SA ......................        3,040
                         ----------------------------------------------------------------------------------------------------------
                         IT Services--0.1%                            334    Amadeus Global Travel
                                                                                Distribution SA Class A ..............        2,924
                                                                      154    Indra Sistemas SA .......................        3,052
                                                                                                                         ----------
                                                                                                                              5,976
                         ----------------------------------------------------------------------------------------------------------

FAM Series Fund, Inc.
Mercury International Index Portfolio
Schedule of Investments as of June 30, 2005 (continued)        (in U.S. dollars)

                                                                   Shares
Country                  Industry*                                   Held                  Common Stocks                    Value
-----------------------------------------------------------------------------------------------------------------------------------
Spain                    Insurance--0.0%                              102    Corporacion Mapfre SA ...................   $    1,528
(concluded)              ----------------------------------------------------------------------------------------------------------
                         Media--0.0%                                   46    Sogecable SA (b) ........................        1,637
                         ----------------------------------------------------------------------------------------------------------
                         Metals & Mining--0.0%                        208    Acerinox SA .............................        2,838
                         ----------------------------------------------------------------------------------------------------------
                         Oil, Gas & Consumable Fuels--0.3%            809    Repsol YPF SA ...........................       20,725
                         ----------------------------------------------------------------------------------------------------------
                         Real Estate--0.0%                             41    Inmobiliaria Colonial SA ................        2,184
                         ----------------------------------------------------------------------------------------------------------
                         Specialty Retail--0.1%                       154    Inditex SA ..............................        3,967
                         ----------------------------------------------------------------------------------------------------------
                         Tobacco--0.2%                                246    Altadis SA ..............................       10,325
                         ----------------------------------------------------------------------------------------------------------
                         Transportation Infrastructure--0.1%          176    Abertis Infraestructuras SA .............        4,489
                                                                      249    Cintra Concesiones de Infraestructuras
                                                                                de Transporte SA .....................        2,927
                                                                                                                         ----------
                                                                                                                              7,416
                         ----------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in Spain ............      292,182
-----------------------------------------------------------------------------------------------------------------------------------
Sweden--2.3%             Auto Components--0.0%                        116    Trelleborg AB Class B ...................        1,723
                         ----------------------------------------------------------------------------------------------------------
                         Building Products--0.1%                      300    Assa Abloy AB Class B ...................        3,861
                         ----------------------------------------------------------------------------------------------------------
                         Capital Markets--0.0%                         95    D Carnegie AB ...........................        1,125
                         ----------------------------------------------------------------------------------------------------------
                         Commercial Banks--0.4%                     1,700    Nordea Bank AB ..........................       15,457
                                                                      447    Skandinaviska Enskilda Banken AB
                                                                                Class A ..............................        7,441
                                                                      475    Svenska Handelsbanken Class A ...........        9,702
                                                                                                                         ----------
                                                                                                                             32,600
                         ----------------------------------------------------------------------------------------------------------
                         Commercial Services &                        295    Securitas AB ............................        4,930
                         Supplies--0.1%
                         ----------------------------------------------------------------------------------------------------------
                         Communications Equipment--0.5%            11,750    Telefonaktiebolaget LM Ericsson .........       37,768
                         ----------------------------------------------------------------------------------------------------------
                         Construction & Engineering--0.1%             248    Skanska AB Class B ......................        3,065
                         ----------------------------------------------------------------------------------------------------------
                         Diversified Telecommunication                297    Tele2 AB ................................        2,795
                         Services--0.1%                             1,331    TeliaSonera AB ..........................        6,358
                                                                                                                         ----------
                                                                                                                              9,153
                         ----------------------------------------------------------------------------------------------------------
                         Health Care Equipment &                      208    Getinge AB Class B ......................        2,837
                         Supplies--0.0%
                         ----------------------------------------------------------------------------------------------------------
                         Health Care Providers &                      160    Gambro AB ...............................        2,141
                         Services--0.0%
                         ----------------------------------------------------------------------------------------------------------
                         Household Durables--0.1%                     271    Electrolux AB Class B ...................        5,778
                         ----------------------------------------------------------------------------------------------------------
                         Insurance--0.1%                              994    Skandia Forsakrings AB ..................        5,461
                         ----------------------------------------------------------------------------------------------------------
                         Machinery--0.4%                              111    Alfa Laval AB ...........................        1,606
                                                                      336    Atlas Copco AB Class A ..................        5,335
                                                                      123    Atlas Copco AB Class B ..................        1,772
                                                                      392    SKF AB Class B ..........................        4,016
                                                                      204    Sandvik AB ..............................        7,589
                                                                       57    Scania AB Class B .......................        2,102
                                                                       59    Volvo AB Class A ........................        2,327
                                                                      215    Volvo AB Class B ........................        8,755
                                                                                                                         ----------
                                                                                                                             33,502
                         ----------------------------------------------------------------------------------------------------------
                         Media--0.0%                                  196    Eniro AB ................................        2,234
                         ----------------------------------------------------------------------------------------------------------
                         Paper & Forest Products--0.1%                152    Svenska Cellulosa AB Class B ............        4,866
                         ----------------------------------------------------------------------------------------------------------
                         Real Estate--0.0%                            113    Wihlborgs Fastigheter AB ................        2,460
                                                                       22    Wihlborgs Syd AB ........................          535
                                                                                                                         ----------
                                                                                                                              2,995
                         ----------------------------------------------------------------------------------------------------------
                         Software--0.0%                               459    Telelogic AB (b) ........................          882
                         ----------------------------------------------------------------------------------------------------------
                         Specialty Retail--0.2%                       426    Hennes & Mauritz AB B Shares ............       15,002
                         ----------------------------------------------------------------------------------------------------------
                         Tobacco--0.1%                                363    Swedish Match AB ........................        4,126
                         ----------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in Sweden ...........      174,049
-----------------------------------------------------------------------------------------------------------------------------------

FAM Series Fund, Inc.
Mercury International Index Portfolio
Schedule of Investments as of June 30, 2005 (continued)        (in U.S. dollars)

                                                                   Shares
Country                  Industry*                                   Held                   Common Stocks                   Value
-----------------------------------------------------------------------------------------------------------------------------------
Switzerland--6.5%        Biotechnology--0.1%                            6    Serono SA ...............................   $    3,836
                         ----------------------------------------------------------------------------------------------------------
                         Building Products--0.0%                        4    Geberit AG Registered Shares ............        2,560
                         ----------------------------------------------------------------------------------------------------------
                         Capital Markets--1.4%                        979    Credit Suisse Group .....................       38,630
                                                                      867    UBS AG Registered Shares ................       67,676
                                                                                                                         ----------
                                                                                                                            106,306
                         ----------------------------------------------------------------------------------------------------------
                         Chemicals--0.3%                               70    Ciba Specialty Chemicals AG
                                                                                Registered Shares ....................        4,082
                                                                      214    Clariant AG .............................        2,848
                                                                        5    Givaudan ................................        2,910
                                                                       47    Lonza Group AG Registered
                                                                                Shares ...............................        2,603
                                                                       99    Syngenta AG .............................       10,193
                                                                                                                         ----------
                                                                                                                             22,636
                         ----------------------------------------------------------------------------------------------------------
                         Commercial Services &                        121    Adecco SA Registered Shares .............        5,516
                         Supplies--0.1%                                 3    SGS SA ..................................        2,062
                                                                                                                         ----------
                                                                                                                              7,578
                         ----------------------------------------------------------------------------------------------------------
                         Computers & Peripherals--0.1%                 92    Logitech International SA ...............        2,959
                         ----------------------------------------------------------------------------------------------------------
                         Construction Materials--0.1%                 150    Holcim Ltd. .............................        9,133
                         ----------------------------------------------------------------------------------------------------------
                         Diversified Telecommunication                 22    Swisscom AG .............................        7,178
                         Services--0.1%
                         ----------------------------------------------------------------------------------------------------------
                         Electrical Equipment--0.1%                 1,461    ABB Ltd. ................................        9,580
                         ----------------------------------------------------------------------------------------------------------
                         Food Products--1.1%                          333    Nestle SA Registered Shares .............       85,258
                         ----------------------------------------------------------------------------------------------------------
                         Health Care Equipment &                       15    Nobel Biocare Holding AG ................        3,044
                         Supplies--0.1%                                31    Synthes, Inc. ...........................        3,405
                                                                                                                         ----------
                                                                                                                              6,449
                         ----------------------------------------------------------------------------------------------------------
                         Insurance--0.5%                              284    Swiss Reinsurance Registered
                                                                                Shares ...............................       17,469
                                                                      117    Zurich Financial Services AG ............       20,165
                                                                                                                         ----------
                                                                                                                             37,634
                         ----------------------------------------------------------------------------------------------------------
                         Machinery--0.0%                                9    SIG Holding AG Registered Shares ........        2,039
                         ----------------------------------------------------------------------------------------------------------
                         Pharmaceuticals--2.2%                      1,950    Novartis AG Registered Shares ...........       92,926
                                                                      581    Roche Holding AG ........................       73,560
                                                                                                                         ----------
                                                                                                                            166,486
                         ----------------------------------------------------------------------------------------------------------
                         Semiconductors & Semiconductor                16    Unaxis Holding AG (b) ...................        2,198
                         Equipment--0.0%
                         ----------------------------------------------------------------------------------------------------------
                         Textiles, Apparel & Luxury                   437    Compagnie Financiere
                         Goods--0.3%                                            Richemont AG .........................       14,702
                                                                       34    Swatch Group AG B .......................        4,777
                                                                                                                         ----------
                                                                                                                             19,479
                         ----------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in Switzerland ......      491,309
-----------------------------------------------------------------------------------------------------------------------------------
United Kingdom--          Aerospace & Defense--0.3%                 2,726    BAE Systems Plc .........................       14,023
23.8%                                                                  76    Cobham Plc ..............................        1,928
                                                                    1,414    Rolls-Royce Group Plc ...................        7,280
                                                                                                                         ----------
                                                                                                                             23,231
                         ----------------------------------------------------------------------------------------------------------
                         Air Freight & Logistics--0.1%                315    Exel Plc ................................        4,794
                         ----------------------------------------------------------------------------------------------------------
                         Airlines--0.0%                               587    British Airways Plc (b) .................        2,772
                         ----------------------------------------------------------------------------------------------------------
                         Auto Components--0.1%                        786    GKN Plc .................................        3,635
                         ----------------------------------------------------------------------------------------------------------
                         Beverages--0.6%                            2,499    Diageo Plc ..............................       36,865
                                                                      656    Scottish & Newcastle Plc ................        5,453
                                                                                                                         ----------
                                                                                                                             42,318
                         ----------------------------------------------------------------------------------------------------------
                         Building Products--0.1%                      503    BPB Plc .................................        4,769
                         ----------------------------------------------------------------------------------------------------------

FAM Series Fund, Inc.
Mercury International Index Portfolio
Schedule of Investments as of June 30, 2005 (continued)        (in U.S. dollars)

                                                                   Shares
Country                  Industry*                                   Held                   Common Stocks                   Value
-----------------------------------------------------------------------------------------------------------------------------------
United Kingdom           Capital Markets--0.2%                        444    3i Group Plc ............................   $    5,396
(continued)                                                           712    Amvescap Plc ............................        4,250
                                                                      233    ICAP Plc ................................        1,240
                                                                      259    Man Group Plc ...........................        6,718
                                                                                                                         ----------
                                                                                                                             17,604
                         ----------------------------------------------------------------------------------------------------------
                         Chemicals--0.2%                              466    BOC Group Plc ...........................        8,386
                                                                    1,000    Imperial Chemical Industries Plc ........        4,553
                                                                      138    Johnson Matthey Plc .....................        2,639
                                                                                                                         ----------
                                                                                                                             15,578
                         ----------------------------------------------------------------------------------------------------------
                         Commercial Banks--4.8%                     5,231    Barclays Plc ............................       52,085
                                                                    3,210    HBOS Plc ................................       49,511
                                                                    9,068    HSBC Holdings Plc .......................      144,659
                                                                    4,596    Lloyds TSB Group Plc ....................       38,966
                                                                    2,606    Royal Bank of Scotland Group Plc ........       78,755
                                                                                                                         ----------
                                                                                                                            363,976
                         ----------------------------------------------------------------------------------------------------------
                         Commercial Services &                        437    Brambles Industries Plc .................        2,397
                         Supplies--0.2%                               427    Capita Group Plc ........................        2,817
                                                                    1,178    Group 4 Securicor Plc ...................        3,104
                                                                    1,713    Hays Plc ................................        3,976
                                                                    1,786    Rentokil Initial Plc ....................        5,114
                                                                                                                         ----------
                                                                                                                             17,408
                         ----------------------------------------------------------------------------------------------------------
                         Communications Equipment--0.0%               224    Marconi Corp. Plc (b) ...................        1,213
                         ----------------------------------------------------------------------------------------------------------
                         Construction & Engineering--0.0%             203    Balfour Beatty Plc ......................        1,203
                         ----------------------------------------------------------------------------------------------------------
                         Construction Materials--0.1%                 513    Hanson Plc ..............................        4,933
                         ----------------------------------------------------------------------------------------------------------
                         Consumer Finance--0.1%                       387    Cattles Plc .............................        2,137
                                                                      262    Provident Financial Plc .................        3,372
                                                                                                                         ----------
                                                                                                                              5,509
                         ----------------------------------------------------------------------------------------------------------
                         Containers & Packaging--0.1%                 530    Rexam Plc ...............................        4,577
                         ----------------------------------------------------------------------------------------------------------
                         Distributors--0.0%                            84    Inchcape Plc ............................        3,097
                         ----------------------------------------------------------------------------------------------------------
                         Diversified Financial Services--0.0%         295    London Stock Exchange Plc ...............        2,599
                         ----------------------------------------------------------------------------------------------------------
                         Diversified Telecommunication              7,034    BT Group Plc ............................       28,998
                         Services--0.5%                             2,267    Cable & Wireless Plc ....................        6,055
                                                                                                                         ----------
                                                                                                                             35,053
                         ----------------------------------------------------------------------------------------------------------
                         Electric Utilities--0.3%                     694    Scottish & Southern Energy Plc ..........       12,601
                                                                    1,506    Scottish Power Plc ......................       13,403
                                                                                                                         ----------
                                                                                                                             26,004
                         ----------------------------------------------------------------------------------------------------------
                         Electronic Equipment &                       420    Electrocomponents Plc ...................        1,811
                         Instruments--0.0%
                         ----------------------------------------------------------------------------------------------------------
                         Food & Staples Retailing--0.6%               710    Boots Group Plc .........................        7,750
                                                                      972    J Sainsbury Plc .........................        4,970
                                                                    6,346    Tesco Plc ...............................       36,257
                                                                                                                         ----------
                                                                                                                             48,977
                         ----------------------------------------------------------------------------------------------------------
                         Food Products--0.5%                        1,675    Cadbury Schweppes Plc ...................       16,002
                                                                      418    Tate & Lyle Plc .........................        3,574
                                                                    2,253    Unilever Plc ............................       21,747
                                                                                                                         ----------
                                                                                                                             41,323
                         ----------------------------------------------------------------------------------------------------------
                         Gas Utilities--0.2%                        2,803    Centrica Plc ............................       11,644
                         ----------------------------------------------------------------------------------------------------------
                         Health Care Equipment &                      844    Smith & Nephew Plc ......................        8,336
                         Supplies--0.1%
                         ----------------------------------------------------------------------------------------------------------
                         Health Care Providers &                      147    Alliance Unichem Plc ....................        2,238
                         Services--0.0%
-----------------------------------------------------------------------------------------------------------------------------------

FAM Series Fund, Inc.
Mercury International Index Portfolio
Schedule of Investments as of June 30, 2005 (continued)        (in U.S. dollars)

                                                                   Shares
Country                  Industry*                                   Held                   Common Stocks                   Value
-----------------------------------------------------------------------------------------------------------------------------------
United Kingdom           Hotels, Restaurants & Leisure--0.7%          128    Carnival Plc ............................   $    7,266
(continued)                                                         1,990    Compass Group Plc .......................        8,364
                                                                      340    Enterprise Inns Plc .....................        5,083
                                                                    1,486    Hilton Group Plc ........................        7,624
                                                                      426    Intercontinental Hotels Group Plc .......        5,380
                                                                      542    Mitchells & Butlers Plc .................        3,247
                                                                      255    Punch Taverns Plc .......................        3,350
                                                                      680    Rank Group Plc ..........................        3,279
                                                                      166    Whitbread Plc ...........................        2,839
                                                                      424    William Hill Plc ........................        4,100
                                                                                                                         ----------
                                                                                                                             50,532
                         ----------------------------------------------------------------------------------------------------------
                         Household Durables--0.2%                     259    Barratt Developments Plc ................        3,326
                                                                      283    Persimmon Plc ...........................        3,962
                                                                      635    Taylor Woodrow Plc ......................        3,844
                                                                      414    Wimpey George Plc .......................        3,258
                                                                                                                         ----------
                                                                                                                             14,390
                         ----------------------------------------------------------------------------------------------------------
                         Household Products--0.2%                     467    Reckitt Benckiser Plc ...................       13,770
                         ----------------------------------------------------------------------------------------------------------
                         IT Services--0.0%                            384    LogicaCMG Plc ...........................        1,201
                         ----------------------------------------------------------------------------------------------------------
                         Independent Power Producers &              1,453    International Power Plc .................        5,365
                         Energy Traders--0.1%
                         ----------------------------------------------------------------------------------------------------------
                         Industrial Conglomerates--0.2%               528    Smiths Group Plc ........................        8,697
                                                                      807    Tomkins Plc .............................        3,783
                                                                                                                         ----------
                                                                                                                             12,480
                         ----------------------------------------------------------------------------------------------------------
                         Insurance--0.8%                            1,823    Aviva Plc ...............................       20,325
                                                                    1,965    Friends Provident Plc ...................        6,410
                                                                    5,029    Legal & General Group Plc ...............       10,366
                                                                    1,921    Prudential Plc ..........................       17,087
                                                                    2,829    Royal & Sun Alliance Insurance
                                                                                Group ................................        4,247
                                                                                                                         ----------
                                                                                                                             58,435
                         ----------------------------------------------------------------------------------------------------------
                         Internet & Catalog Retail--0.2%              811    GUS Plc .................................       12,800
                         ----------------------------------------------------------------------------------------------------------
                         Machinery--0.0%                              177    IMI Plc .................................        1,323
                         ----------------------------------------------------------------------------------------------------------
                         Media--1.0%                                1,259    Aegis Group Plc .........................        2,245
                                                                      973    British Sky Broadcasting Plc ............        9,200
                                                                      190    Daily Mail & General Trust ..............        2,239
                                                                      781    EMI Group Plc ...........................        3,556
                                                                      256    Emap Plc ................................        3,570
                                                                    3,787    ITV Plc .................................        8,349
                                                                      598    Pearson Plc .............................        7,048
                                                                    1,028    Reed Elsevier Plc .......................        9,849
                                                                    1,286    Reuters Group Plc .......................        9,105
                                                                      173    Trinity Mirror Plc ......................        1,916
                                                                      292    United Business Media Plc ...............        2,589
                                                                    1,006    WPP Group Plc ...........................       10,359
                                                                      661    Yell Group Plc ..........................        5,038
                                                                                                                         ----------
                                                                                                                             75,063
                         ----------------------------------------------------------------------------------------------------------
                         Metals & Mining--1.1%                      1,152    Anglo American Plc ......................       27,029
                                                                    1,997    BHP Billiton Plc ........................       25,486
                                                                    3,970    Corus Group Plc (b) .....................        2,989
                                                                      865    Rio Tinto Plc Registered Shares .........       26,482
                                                                                                                         ----------
                                                                                                                             81,986
                         ----------------------------------------------------------------------------------------------------------
                         Multi-Utilities--0.4%                      2,496    National Grid Transco Plc ...............       24,204
                                                                      450    United Utilities Plc ....................        5,324
                                                                      308    United Utilities Plc Class A ............        1,822
                                                                                                                         ----------
                                                                                                                             31,350
                         ----------------------------------------------------------------------------------------------------------

FAM Series Fund, Inc.
Mercury International Index Portfolio
Schedule of Investments as of June 30, 2005 (continued)        (in U.S. dollars)

                                                                   Shares
Country                  Industry*                                   Held                   Common Stocks                   Value
-----------------------------------------------------------------------------------------------------------------------------------
United Kingdom           Multiline Retail--0.2%                     1,506    Marks & Spencer Group Plc ...............   $    9,731
(concluded)                                                           248    Next Plc ................................        6,708
                                                                                                                         ----------
                                                                                                                             16,439
                         ----------------------------------------------------------------------------------------------------------
                         Oil, Gas & Consumable Fuels--3.7%          2,859    BG Group Plc ............................       23,522
                                                                   17,346    BP Plc ..................................      180,642
                                                                    7,788    Shell Transport & Trading Co. Plc .......       75,765
                                                                                                                         ----------
                                                                                                                            279,929
                         ----------------------------------------------------------------------------------------------------------
                         Pharmaceuticals--2.2%                      1,323    AstraZeneca Plc .........................       54,803
                                                                    4,750    GlaxoSmithKline Plc .....................      115,025
                                                                                                                         ----------
                                                                                                                            169,828
                         ----------------------------------------------------------------------------------------------------------
                         Real Estate--0.4%                            487    British Land Co. Plc ....................        7,647
                                                                      178    Hammerson Plc ...........................        2,838
                                                                      425    Land Securities Group Plc ...............       10,589
                                                                      154    Liberty International Plc ...............        2,673
                                                                      437    Slough Estates Plc ......................        4,085
                                                                                                                         ----------
                                                                                                                             27,832
                         ----------------------------------------------------------------------------------------------------------
                         Road & Rail--0.1%                            154    Arriva Plc ..............................        1,504
                                                                      431    Firstgroup Plc ..........................        2,544
                                                                      157    National Express Group Plc ..............        2,558
                                                                                                                         ----------
                                                                                                                              6,606
                         ----------------------------------------------------------------------------------------------------------
                         Semiconductors & Semiconductor             1,412    ARM Holdings Plc ........................        2,866
                         Equipment--0.0%
                         ----------------------------------------------------------------------------------------------------------
                         Software--0.1%                             1,228    Sage Group Plc ..........................        4,925
                         ----------------------------------------------------------------------------------------------------------
                         Specialty Retail--0.3%                     1,828    Dixons Group Plc ........................        5,144
                                                                      484    HMV Group Plc ...........................        2,052
                                                                      556    Kesa Electricals Plc ....................        2,785
                                                                    2,097    Kingfisher Plc ..........................        9,246
                                                                      774    MFI Furniture Plc .......................        1,536
                                                                    1,025    Signet Group Plc ........................        1,998
                                                                       66    Travis Perkins Plc ......................        2,056
                                                                                                                         ----------
                                                                                                                             24,817
                         ----------------------------------------------------------------------------------------------------------
                         Tobacco--0.6%                              1,304    British American Tobacco Plc ............       25,150
                                                                      482    Gallaher Group Plc ......................        7,162
                                                                      579    Imperial Tobacco Group Plc ..............       15,598
                                                                                                                         ----------
                                                                                                                             47,910
                         ----------------------------------------------------------------------------------------------------------
                         Trading Companies &                          377    Bunzl Plc ...............................        3,521
                         Distributors--0.2%                           539    Wolseley Plc ............................       11,342
                                                                                                                         ----------
                                                                                                                             14,863
                         ----------------------------------------------------------------------------------------------------------
                         Transportation Infrastructure--0.2%          169    Associated British Ports
                                                                                Holdings Plc .........................        1,493
                                                                      865    BAA Plc .................................        9,613
                                                                      526    BBA Group Plc ...........................        2,909
                                                                      743    The Peninsular and Oriental Steam
                                                                                Navigation Co. .......................        4,226
                                                                                                                         ----------
                                                                                                                             18,241
                         ----------------------------------------------------------------------------------------------------------
                         Water Utilities--0.1%                        241    Kelda Group Plc .........................        3,017
                                                                      339    Severn Trent Plc ........................        6,180
                                                                                                                         ----------
                                                                                                                              9,197
                         ----------------------------------------------------------------------------------------------------------
                         Wireless Telecommunication                52,491    Vodafone Group Plc ......................      127,958
                         Services--1.7%
                         ----------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in the
                                                                             United Kingdom ..........................    1,804,708
                         ----------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks
                                                                             (Cost--$7,340,969)--95.6% ...............    7,244,404
-----------------------------------------------------------------------------------------------------------------------------------

FAM Series Fund, Inc.
Mercury International Index Portfolio
Schedule of Investments as of June 30, 2005 (concluded)        (in U.S. dollars)

                                                                   Shares
Country                                                              Held                 Exchange-Traded Funds             Value
-----------------------------------------------------------------------------------------------------------------------------------
United States--1.4%                                                 2,055    iShares MSCI EAFE Index Fund ............   $  107,497
                         ----------------------------------------------------------------------------------------------------------
                                                                             Total Exchange-Traded Funds
                                                                             (Cost--$106,661)--1.4% ..................      107,497
-----------------------------------------------------------------------------------------------------------------------------------

                         Industry*                                                      Preferred Stocks
-----------------------------------------------------------------------------------------------------------------------------------
Germany--0.2%            Automobiles--0.1%                              8    Porsche AG, .73% ........................        6,021
                                                                       67    Volkswagen AG, 4.35% ....................        2,378
                                                                                                                         ----------
                                                                                                                              8,399
                         ----------------------------------------------------------------------------------------------------------
                         Chemicals--0.1%                               40    Henkel, 1.75% ...........................        3,584
                         ----------------------------------------------------------------------------------------------------------
                                                                             Total Preferred Stocks
                                                                             (Cost--$10,902)--0.2% ...................       11,983
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                Rights
-----------------------------------------------------------------------------------------------------------------------------------
Singapore--0.0%          Commercial Banks--0.0%                       200    Oversea-Chinese Banking Corp. (c) .......          765
                         ----------------------------------------------------------------------------------------------------------
                                                                             Total Rights in Singapore ...............          765
-----------------------------------------------------------------------------------------------------------------------------------
Spain--0.0%              Construction & Engineering--0.0%             145    Sacyr Vallehermoso SA (d) ...............          107
                         ----------------------------------------------------------------------------------------------------------
                                                                             Total Rights in Spain ...................          107
-----------------------------------------------------------------------------------------------------------------------------------
                                                                             Total Rights (Cost--$74)--0.0% ..........          872
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Beneficial
                                                                 Interest                Short-Term Securities
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  $36,502    Merrill Lynch Liquidity Series, LLC
                                                                             Cash Sweep Series I (a) .................       36,502
                         ----------------------------------------------------------------------------------------------------------
                                                                             Total Short-Term Securities
                                                                             (Cost--$36,502)--0.5% ...................       36,502
-----------------------------------------------------------------------------------------------------------------------------------
                                                                             Total Investments
                                                                             (Cost--$7,495,108**)--97.7% .............    7,401,258
                                                                             Other Assets Less
                                                                             Liabilities--2.3% .......................      172,831
                                                                                                                         ----------
                                                                             Net Assets--100.0% ......................   $7,574,089
                                                                                                                         ==========
-----------------------------------------------------------------------------------------------------------------------------------

* For Portfolio compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report which may combine such industry sub-classifications for reporting ease.
** The cost and unrealized appreciation (depreciation) of investments as of June 30, 2005, as computed for federal income tax purposes, were as follows:

      Aggregate cost ...........................................     $7,495,108
                                                                     ==========
      Gross unrealized appreciation ............................     $  254,584
      Gross unrealized depreciation ............................       (348,434)
                                                                     ----------
      Net unrealized depreciation ..............................     $  (93,850)
                                                                     ==========

(a) Investments in companies considered to be an affiliate of the Portfolio (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

      ------------------------------------------------------------------------------------------
                                                                           Net          Interest
      Affiliate                                                         Activity         Income
      ------------------------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC Cash Sweep Series I ......     $36,502            $762
      ------------------------------------------------------------------------------------------

(b)   Non-income producing security.
(c)   The rights may be exercised until 7/01/2005.
(d)   The rights may be exercised until 7/12/2005.

      See Notes to Financial Statements.

FAM Series Fund, Inc.
Mercury International Index Portfolio
Statement of Assets and Liabilities as of June 30, 2005

Assets:
Investments in unaffiliated securities, at value (identified cost--$7,458,606) ..........                      $7,364,756
Investments in affiliated securities, at value (identified cost--$36,502) ...............                          36,502
Foreign cash (cost--$156,306) ...........................................................                         153,366
Receivables:
  Dividends .............................................................................      $   20,456
  Investment adviser ....................................................................           9,404
  Securities sold .......................................................................           1,902
  Interest from affiliates ..............................................................             138          31,900
                                                                                               ----------      ----------
Total assets ............................................................................                       7,586,524
                                                                                                               ----------
-------------------------------------------------------------------------------------------------------------------------
Liabilities:
Payables:
  Securities purchased ..................................................................           1,497
  Other affiliates ......................................................................             898
  Capital shares redeemed ...............................................................               3           2,398
                                                                                               ----------
Accrued expenses ........................................................................                          10,037
                                                                                                               ----------
Total liabilities .......................................................................                          12,435
                                                                                                               ----------
-------------------------------------------------------------------------------------------------------------------------
Net Assets ..............................................................................                      $7,574,089
                                                                                                               ==========
-------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
Class I Shares of Common Stock, $.10 par value, 30,000,000 shares authorized ............                      $   75,825
Class II Shares of Common Stock, $.10 par value, 30,000,000 shares authorized ...........                              10
Class III Shares of Common Stock, $.10 par value, 30,000,000 shares authorized ..........                              10
Paid-in capital in excess of par ........................................................                       7,508,506
Undistributed investment income--net ....................................................      $  106,122
Accumulated realized capital losses--net ................................................         (19,024)
Unrealized depreciation--net ............................................................         (97,360)
                                                                                               ----------
Total accumulated losses--net ...........................................................                         (10,262)
                                                                                                               ----------
Net Assets ..............................................................................                      $7,574,089
                                                                                                               ==========
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value:
Class I --Based on net assets of $7,572,093 and 758,249 shares outstanding ..............                      $     9.99
                                                                                                               ==========
Class II--Based on net assets of $998 and 100 shares outstanding ........................                      $     9.98
                                                                                                               ==========
Class III--Based on net assets of $998 and 100 shares outstanding .......................                      $     9.98
                                                                                                               ==========
-------------------------------------------------------------------------------------------------------------------------

      See Notes to Financial Statements.

FAM Series Fund, Inc.
Mercury International Index Portfolio
Statement of Operations for the Period Ended June 30, 2005*

Investment Income:
Dividends (net of $11,673 foreign withholding tax) ......................................                      $  126,518
Interest (including $762 from affiliates) ...............................................                           1,670
                                                                                                               ----------
Total income ............................................................................                         128,188
                                                                                                               ----------
-------------------------------------------------------------------------------------------------------------------------
Expenses:
Custodian fees ..........................................................................      $   23,707
Pricing services ........................................................................          15,550
Investment advisory fees ................................................................          13,090
Offering costs ..........................................................................           5,150
Printing and shareholder reports ........................................................           4,830
Transfer agent fees--Class I ............................................................           2,057
Professional fees .......................................................................           1,892
Accounting services .....................................................................           1,139
Registration fees .......................................................................             525
Directors' fees and expenses ............................................................             428
Other ...................................................................................           3,608
                                                                                               ----------
Total expenses before waiver and reimbursement ..........................................          71,976
Waiver and reimbursement of expenses ....................................................         (49,910)
                                                                                               ----------
Total expenses after waiver and reimbursement ...........................................                          22,066
                                                                                                               ----------
Investment income--net ..................................................................                         106,122
                                                                                                               ----------
-------------------------------------------------------------------------------------------------------------------------
Realized & Unrealized Loss--Net:
Realized loss on:
  Investments--net ......................................................................         (16,649)
  Futures contracts--net ................................................................             (27)
  Foreign currency transactions--net ....................................................          (2,348)        (19,024)
                                                                                               ----------
Unrealized depreciation on:
  Investments--net ......................................................................         (93,850)
  Foreign currency transactions--net ....................................................          (3,510)        (97,360)
                                                                                               ----------      ----------
Total realized and unrealized loss--net .................................................                        (116,384)
                                                                                                               ----------
Net Decrease in Net Assets Resulting from Operations ....................................                      $  (10,262)
                                                                                                               ==========
-------------------------------------------------------------------------------------------------------------------------

* The Portfolio commenced operations just prior to the close of business on December 31, 2004.

      See Notes to Financial Statements.

FAM Series Fund, Inc.
Mercury International Index Portfolio
Statement of Changes in Net Assets

                                                                                               For the
                                                                                            Period Ended
                                                                                              June 30,
Increase (Decrease) in Net Assets:                                                              2005**
--------------------------------------------------------------------------------------------------------
Operations:
Investment income--net ............................................................          $   106,122
Realized loss--net ................................................................              (19,024)
Unrealized depreciation--net ......................................................              (97,360)
                                                                                             -----------
Net decrease in net assets resulting from operations ..............................              (10,262)
                                                                                             -----------
--------------------------------------------------------------------------------------------------------
Capital Share Transactions:
Net increase in net assets derived from capital share transactions ................            7,581,351
                                                                                             -----------
--------------------------------------------------------------------------------------------------------
Net Assets:
Total increase in net assets ......................................................            7,571,089
Beginning of period ...............................................................                3,000
                                                                                             -----------
End of period* ....................................................................          $ 7,574,089
                                                                                             ===========
--------------------------------------------------------------------------------------------------------
* Undistributed investment income--net ............................................          $   106,122
                                                                                             ===========
--------------------------------------------------------------------------------------------------------

** The Portfolio commenced operations just prior to the close of business on December 31, 2004.

      See Notes to Financial Statements.

FAM Series Fund, Inc.
Mercury International Index Portfolio
Financial Highlights

                                                                           For the Period Ended June 30, 2005***
The following per share data and ratios have been derived              --------------------------------------------
from information provided in the financial statements.                  Class I            Class II       Class III
-------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period ..........................        $   10.00          $   10.00       $   10.00
                                                                       ---------          ---------       ---------
Investment income--net** ......................................              .14                .14             .14
Realized and unrealized loss--net .............................             (.15)              (.16)           (.16)
                                                                       ---------          ---------       ---------
Total from investment operations ..............................             (.01)              (.02)           (.02)
                                                                       ---------          ---------       ---------
Net asset value, end of period ................................        $    9.99          $    9.98       $    9.98
                                                                       =========          =========       =========
-------------------------------------------------------------------------------------------------------------------
Total Investment Return:+
Based on net asset value per share ............................             (.10%)@            (.20%)@         (.20%)@
                                                                       =========          =========       =========
-------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
Expenses, net of waiver and reimbursement .....................              .59%*              .59%*           .59%*
                                                                       =========          =========       =========
Expenses ......................................................             1.92%*             1.92%*          1.92%*
                                                                       =========          =========       =========
Investment income--net ........................................             2.84%*             2.84%*          2.84%*
                                                                       =========          =========       =========
-------------------------------------------------------------------------------------------------------------------
Supplemental Data:
Net assets, end of period (in thousands) ......................        $   7,572          $       1       $       1
                                                                       =========          =========       =========
Portfolio turnover ............................................            10.14%             10.14%          10.14%
                                                                       =========          =========       =========
-------------------------------------------------------------------------------------------------------------------

*     Annualized.
**    Based on average shares outstanding.
*** The Portfolio commenced operations just prior to the close of business on December 31, 2004.
+     Total investment returns exclude insurance-related fees and expenses.
@     Aggregate total investment return.

      See Notes to Financial Statements.

FAM Series Fund, Inc.
Mercury International Index Portfolio
Notes to Financial Statements

1. Significant Accounting Policies:

FAM Series Fund, Inc. (the "Fund") is an open-end management investment company that is comprised of 14 separate portfolios. Each portfolio offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Mercury International Index Portfolio (the "Portfolio") is classified as "non-diversified," as defined in the Investment Company Act of 1940, as amended. The Portfolio commenced operations just prior to the close of business on December 31, 2004. The Portfolio had no operations other than the sale of 300 shares of Common Stock to Merrill Lynch Investment Managers, L.P. ("MLIM"), doing business as Mercury Advisors, for $3,000. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Portfolio's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Portfolio.

      (a) Valuation of investments--Equity securities that are held by the Portfolio that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

      Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

      Repurchase agreements are valued at cost plus accrued interest. The Portfolio employs pricing services to provide certain securities prices for the Portfolio. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Portfolio, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Portfolio under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

      Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolio's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.

      (b) Derivative financial instruments--The Portfolio may engage in various portfolio investment strategies both to increase the return of the Portfolio and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Portfolio may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Portfolio may write and purchase call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written options are non-income producing investments.

o Forward foreign exchange contracts--The Portfolio may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

      (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

      (d) Income taxes--It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

      (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date. Interest income is recognized on the accrual basis.

      (f) Dividends and distributions--Dividends and distributions paid by the Portfolio are recorded on the ex-dividend dates.

      (g) Expenses--Certain expenses have been allocated to the individual portfolios in the Fund on a pro rata basis based upon the respective aggregate net asset value of each portfolio included in the Fund.

      (h) Securities lending--The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. Where the Portfolio receives securities as collateral for the loaned securities, it receives a fee from the borrower. The Portfolio typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Portfolio may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with MLIM. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor") which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

      MLIM is responsible for the management of the Fund's portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays a monthly fee at the annual rate of .35% of the average daily value of the Portfolio's net assets. MLIM has agreed to voluntarily waive fees so that the total annual portfolio operating expenses do not exceed .59%, exclusive of distribution fees. MLIM may discontinue or reduce this waiver at any time without notice. For the period ended June 30, 2005, MLIM earned fees of $13,090, all of which was waived. In addition, MLIM reimbursed the Portfolio in the amount of $36,820.

      Pursuant to the Distribution Plans adopted by the Fund, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Portfolio pays the Distributor an ongoing distribution fee each month at the annual rate of .15% of the average daily value of the Portfolio's Class II net assets and .25% of the average daily value of the Portfolio's Class III net assets. For the period ended June 30, 2005, the distribution fees were not accrued for Class II and Class III.

      The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund and the Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates.

      For the period ended June 30, 2005, the Portfolio reimbursed MLIM $59 for certain accounting services.

      In addition, MLPF&S earned $27 in commissions on the execution of portfolio security transactions for the period ended June 30, 2005.

      Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

      Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, ML & Co., and/or MLIM, LLC.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the period ended June 30, 2005 were $8,231,253 and $755,998, respectively.

4. Capital Share Transactions:

Net increase in net assets resulting from capital share transactions was $7,581,351 for the period ended June 30, 2005.

      Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------------------
Class I Shares for the Period Ended                                    Dollar
June 30, 2005*                                      Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           758,159        $ 7,581,447
Shares redeemed ..........................               (10)               (96)
                                                 -----------        -----------
Net increase .............................           758,149        $ 7,581,351
                                                 ===========        ===========
-------------------------------------------------------------------------------
* Prior to the close of business on December 31, 2004 (commencement of operations), the Portfolio issued 100 shares to MLIM for $1,000.

-------------------------------------------------------------------------------
Class II Shares for the Period Ended                                   Dollar
June 30, 2005*                                      Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................                --                 --
                                                 -----------        -----------
Net increase .............................                --                 --
                                                 ===========        ===========
-------------------------------------------------------------------------------
* Prior to the close of business on December 31, 2004 (commencement of operations), the Portfolio issued 100 shares to MLIM for $1,000.

-------------------------------------------------------------------------------
Class III Shares for the Period Ended                                  Dollar
June 30, 2005*                                      Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................                --                 --
                                                 -----------        -----------
Net increase .............................                --                 --
                                                 ===========        ===========
-------------------------------------------------------------------------------
* Prior to the close of business on December 31, 2004 (commencement of operations), the Portfolio issued 100 shares to MLIM for $1,000.

FAM Series Fund, Inc.
Mercury Low Duration Portfolio
A Discussion With Your Fund's Portfolio Managers

How did the Portfolio perform during the period in light of the existing market conditions?

For the six-month period ended June 30, 2005, Mercury Low Duration Portfolio's Class I Shares had a total return of +.72%. For the same period, the Portfolio's benchmark, the Merrill Lynch 1-3 Year Corporate and Government Index, returned +.95%.

      The Federal Reserve Board (the Fed) continued on its monetary tightening campaign, increasing the federal funds rate four times over the past six months. This brought the target short-term interest rate to 3.25% on June 30, 2005, up from 2.25% six months ago and 1% a year earlier. As expected, yields at the short end of the curve followed the federal funds rate higher. However, long-term bond yields actually declined over the period. The result has been a considerable flattening of the yield curve, in what Fed Chairman Alan Greenspan has described as a "conundrum."

      The yield on the two-year Treasury rose 58 basis points during the six-month period, from 3.08% on December 31, 2004, to 3.66% at period-end. The 10-year Treasury yield, in the meantime, fell 30 basis points from 4.24% on December 31, 2004, to 3.94% at period-end. This brought the spread between two-year and 10-year Treasury issues from 116 basis points six months ago to just 28 basis points at June 30, 2005. Because bond prices move in the opposite direction of yields, this indicates that longer-dated issues significantly outperformed shorter-dated securities for the period.

      The Portfolio was positioned for the yield curve flattening, as we expected rates on the short end to rise significantly. Thus, we were underweight the short end of the yield curve (where prices fell coincident with the rise in rates) and overweight securities with longer-dated maturities. In addition, the Portfolio's duration (a measure of interest rate sensitivity) was 10% to 20% shorter than that of the benchmark throughout much of the period. This helped to protect the Portfolio's underlying value as short-term rates rose.

      We maintained considerable exposure to credit and spread sectors throughout the period, at roughly 90% of the Portfolio. Because they are not as affected by interest rate changes as Treasury securities, these sectors of the market are less susceptible to interest rate risk. Additionally, when the U.S. economy is improving or expanding, spread sectors, and particularly lower-quality corporate bonds, tend to outperform Treasury issues. Thus, our significant overweighting of spread sectors benefited relative performance during the period.

      Finally, the Portfolio was introduced on December 31, 2004, and the first several weeks of the period were spent in a "ramp-up" phase, whereby we were making our initial investments en route to a fully invested stance. This disadvantaged the Portfolio's performance somewhat relative to its benchmark.

What changes were made to the Portfolio during the period?

After reaching a fully invested stance, we reduced the Portfolio's exposure to corporate bonds from roughly 38% of net assets to approximately 34% by period-end. Our valuation assessment indicated that these bonds were less attractive than holding cash, so we were comfortable increasing our cash position while seeking out more attractive investment opportunities. In fact, holding cash in the prevailing environment offered some opportunities as short-term interest rates increased. We used the cash to create a "barbell" strategy--one in which assets were concentrated at the short and long ends of the curve, allowing us to avoid the area of the curve most affected by the flattening phenomenon. Some of the cash from the sale of our corporate bonds also was redeployed into structured fixed income assets, such as asset-backed securities (ABS), which were particularly appealing given their high credit quality (AAA rating) and attractive yields.

      Much of the reduction in corporate exposure came in the auto sector, as earnings disappointments in the industry began to have an effect on these credits, and in cable and media. While reducing our corporate exposure, we also improved the overall credit quality of the corporate bonds we retained. We believe this makes for a much less volatile product.

      As mentioned earlier, we maintained the Portfolio's relatively short duration throughout the period. The lower (or shorter) the duration of a portfolio, the less it will be impacted by interest rate changes. With the Fed committed to a "measured" program of interest rate hikes, we believed that the short duration was a prudent strategy. As of June 30, 2005, the Portfolio's duration was 1.5 years, compared to 1.72 years for the Merrill Lynch 1-3 Year Corporate and Government Index.

How would you characterize the Portfolio's position at the close of the period?

The very short end of the yield curve, where Mercury Low Duration Portfolio participates, will continue to be affected by Fed actions. Thus, we continue to monitor economic data and Fed language for signs that it is near the end of its monetary tightening campaign. For now, the Fed appears willing to continue raising interest rates, perhaps culminating in a year-end federal funds rate in the area of 3.75%.

      Under these circumstances, we maintained our short duration bias at period-end. We are also prepared for a continuation of the yield curve flattening trend, as the higher federal funds rate will continue to put upward pressure on short-term interest rates, more so than on long-term interest rates. In fact, we believe the Fed wants to flatten the yield curve to widen credit spreads and also wants interest rates higher to take some of the steam out of the red-hot housing market.

      Overall, we would describe the Portfolio's position as defensive both in terms of relatively low interest rate risk and a conservative asset allocation consisting of limited exposure to lower-quality corporate and high yield securities and an overweighting to high-quality structured assets. Essentially, we are waiting for an opportunity to enter riskier asset classes and to bring the Portfolio's duration profile closer to that of the benchmark. These opportunities may present themselves in the form of higher interest rates or a widening in credit spreads, which would prompt us to be more aggressive.

      As always, we will continue to closely monitor economic and market trends and will make changes to the Portfolio's strategy, as appropriate, in our efforts to maximize investment opportunities.

John Burger
Vice President and Portfolio Manager

Patrick Maldari
Vice President and Portfolio Manager

James J. Pagano
Vice President and Portfolio Manager

Frank Viola
Vice President and Portfolio Manager

July 29, 2005

FAM Series Fund, Inc.
Mercury Low Duration Portfolio
Aggregate Total Return--Class I Shares*

--------------------------------------------------------------------------------
Period Covered                                                            Return
--------------------------------------------------------------------------------
Inception (12/31/04) through 6/30/05                                      +0.72%
--------------------------------------------------------------------------------

FAM Series Fund, Inc.
Mercury Low Duration Portfolio
Aggregate Total Return--Class II Shares*

--------------------------------------------------------------------------------
Period Covered                                                            Return
--------------------------------------------------------------------------------
Inception (12/31/04) through 6/30/05                                      +0.68%
--------------------------------------------------------------------------------

FAM Series Fund, Inc.
Mercury Low Duration Portfolio
Aggregate Total Return--Class III Shares*

--------------------------------------------------------------------------------
Period Covered                                                            Return
--------------------------------------------------------------------------------
Inception (12/31/04) through 6/30/05                                      +0.68%
--------------------------------------------------------------------------------

FAM Series Fund, Inc.
Mercury Low Duration Portfolio
Recent Performance Results

--------------------------------------------------------------------------------
                                                                       6-Month
As of June 30, 2005                                                 Total Return
--------------------------------------------------------------------------------
Class I Shares*                                                         +0.72%
--------------------------------------------------------------------------------
Class II Shares*                                                        +0.68
--------------------------------------------------------------------------------
Class III Shares*                                                       +0.68
--------------------------------------------------------------------------------
Merrill Lynch 1-3 Year Corporate & Government Index**                   +0.95
--------------------------------------------------------------------------------
* Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. The Portfolio commenced operations on 12/31/04. Returns do not show the effects of distribution fees (12(b)-1 fees) applicable to Class II and Class III Shares because these fees have not yet been charged. If such fees were included, returns shown would have been lower.
** This unmanaged Index is comprised of investment grade corporate bonds and U.S. Treasury and agency securities with a maturity ranging from one year to three years.

      Past results shown should not be considered a representation of future performance.

FAM Series Fund, Inc.
Mercury Low Duration Portfolio
Disclosure of Expenses

Shareholders of this Portfolio may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on January 1, 2005 and held through June 30, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

      The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

      The second table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

      The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                         Expenses Paid
                                                Beginning               Ending        During the Period*
                                              Account Value         Account Value     January 1, 2005 to
                                             January 1, 2005        June 30, 2005       June 30, 2005
========================================================================================================
Actual
========================================================================================================
Class I                                           $1,000              $1,007.20             $3.25
--------------------------------------------------------------------------------------------------------
Class II                                          $1,000              $1,006.80             $3.25
--------------------------------------------------------------------------------------------------------
Class III                                         $1,000              $1,006.80             $3.25
========================================================================================================
Hypothetical (5% annual return before expenses)**
========================================================================================================
Class I                                           $1,000              $1,021.28             $3.27
--------------------------------------------------------------------------------------------------------
Class II                                          $1,000              $1,021.28             $3.27
--------------------------------------------------------------------------------------------------------
Class III                                         $1,000              $1,021.28             $3.27
--------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.66% for Class I, .66% for Class II and .66% for Class III), multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period shown). Currently, Class II and Class III have money from an affiliated entity and are not accruing their distribution fees (12(b)-1 fees). If, during the period, the distribution fees were accrued, the actual expense ratios would have been approximately .81% and .91%, the actual expenses paid would have been approximately $3.99 and $4.48, and the hypothetical expenses paid would have been approximately $4.01 and $4.51 for Class II and Class III, respectively.
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.

FAM Series Fund, Inc.
Mercury Low Duration Portfolio
Portfolio Information as of June 30, 2005

                                                                      Percent of
Asset Mix                                                      Total Investments
--------------------------------------------------------------------------------
Corporate Bonds ......................................................     32.2%
Government Agency Obligations ........................................     15.9
Asset-Backed Securities ..............................................     15.1
Government Agency Mortgage-Backed Obligations ........................     11.7
Non-Government Agency Mortgage-Backed Securities .....................      9.8
Other* ...............................................................     15.3
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term investments.

FAM Series Fund, Inc.
Mercury Low Duration Portfolio
Schedule of Investments as of June 30, 2005

                                               Face
                                             Amount                            Asset-Backed Securities+                     Value
-----------------------------------------------------------------------------------------------------------------------------------
                                         $  405,444     Harley-Davidson Motorcycle Trust Series 2003-1 Class
                                                           A2, 2.63% due 11/15/2010 ..................................  $   399,374
                                                        National Collegiate Student Loan Trust Class AI0:
                                            400,000        Series 2005-2, 5% due 3/25/2012 ...........................      130,960
                                            733,247        Series 2005-GT1, 6.75% due 12/25/2009 .....................      197,060
                                                        Residential Asset Securities Corporation:
                                            250,000        Series 2003-KS11 Class AI4, 4.51% due 2/25/2032 ...........      250,421
                                            100,000        Series 2003-KS2 Class MI1, 4.80% due 4/25/2033 ............       99,640
                                            450,000     Susquehanna Auto Lease Trust Series 2005-1A
                                                           Class A3, 4.43% due 6/16/2008 .............................      453,744
                                            500,000     USAA Auto Owner Trust Series 2003-1 Class A4,
                                                           2.04% due 2/16/2010 .......................................      491,061
                                            500,000     Volkswagen Auto Lease Trust Series 2004-A Class A3,
                                                           2.84% due 7/20/2007 .......................................      495,004
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Total Asset-Backed Securities
                                                        (Cost--$2,514,936)--15.2% ....................................    2,517,264
-----------------------------------------------------------------------------------------------------------------------------------

                                                                        Government Agency Obligations
-----------------------------------------------------------------------------------------------------------------------------------
                                                        U.S. Treasury Notes:
                                          2,575,000        3% due 12/31/2006 (d) .....................................    2,551,362
                                            105,000        3.625% due 4/30/2007 ......................................      104,943
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Total Government Agency Obligations
                                                        (Cost--$2,673,972)--16.1% ....................................    2,656,305
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Government Agency Mortgage-Backed Obligations+
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Freddie Mac Mortgage Participation Certificates:
                                            966,167        5.00% due 12/01/2019 ......................................      977,530
                                            861,002        6.00% due 7/01/2034 .......................................      883,433
                                             98,797     Ginnie Mae Trust Series 2005-9 Class A, 4.026%
                                                           due 5/16/2022 .............................................       97,975
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Total Government Agency Mortgage-Backed Obligations
                                                        (Cost--$1,967,948)--11.9% ....................................    1,958,938
-----------------------------------------------------------------------------------------------------------------------------------

                                                              Non-Government Agency Mortgage-Backed Securities+
-----------------------------------------------------------------------------------------------------------------------------------
Collateralized Mortgage                     377,283     JPMorgan Chase Commercial Mortgage Securities Corp.
Obligations--9.9%                                          Series 2001-CIBC Class A2, 6.001% due 3/15/2033 ...........      387,582
                                            500,000     Popular ABS Mortgage Pass-Through Trust
                                                           Series 2005-2 Class AF2, 4.415% due 4/25/2035 (a) .........      500,181
                                                        Wachovia Bank Commercial Mortgage Trust Class A1:
                                            269,636        Series 2004-C14, 3.477% due 8/15/2014 .....................      266,172
                                            485,713        Series 2005-C17, 4.43% due 3/15/2042 ......................      489,152
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Total Non-Government Agency Mortgage-Backed
                                                        Securities (Cost--$1,644,010)--9.9% ..........................    1,643,087
-----------------------------------------------------------------------------------------------------------------------------------

FAM Series Fund, Inc.
Mercury Low Duration Portfolio
Schedule of Investments as of June 30, 2005 (continued)

                                               Face
Industry++                                   Amount                      Corporate Bonds                                    Value
-----------------------------------------------------------------------------------------------------------------------------------
Aerospace & Defense--0.4%                $   18,000     Goodrich Corp., 6.45% due 12/15/2007 .........................  $    18,870
                                             40,000     Northrop Grumman Corp., 4.079% due 11/16/2006 ................       39,884
                                             10,000     Raytheon Co., 6.50% due 7/15/2005 ............................       10,007
                                                                                                                        -----------
                                                                                                                             68,761
-----------------------------------------------------------------------------------------------------------------------------------
Airlines--0.1%                               17,883     American Airlines, Inc. Series 2003-1, 3.857%
                                                           due 1/09/2012 .............................................       17,549
-----------------------------------------------------------------------------------------------------------------------------------
Automobiles--0.2%                            30,000     DaimlerChrysler NA Holding Corp., 6.40%
                                                           due 5/15/2006 .............................................       30,586
-----------------------------------------------------------------------------------------------------------------------------------
Beverages--0.1%                              15,000     Coca-Cola Enterprises, Inc., 5.375% due 8/15/2006 ............       15,174
-----------------------------------------------------------------------------------------------------------------------------------
Biotechnology--0.2%                          35,000     Amgen, Inc., 4% due 11/18/2009 ...............................       34,736
-----------------------------------------------------------------------------------------------------------------------------------
Capital Markets--2.1%                        55,000     The Bear Stearns Cos., Inc., 7.80% due 8/15/2007 .............       58,911
                                             20,000     Credit Suisse First Boston USA, Inc., 4.70%
                                                           due 6/01/2009 .............................................       20,324
                                             90,000     Goldman Sachs Group, Inc., 4.125% due 1/15/2008 ..............       89,948
                                             95,000     Lehman Brothers Holdings, Inc., 6.25% due 5/15/2006 ..........       96,744
                                             30,000     Mellon Bank NA, 7% due 3/15/2006 .............................       30,583
                                             45,000     Morgan Stanley, 6.10% due 4/15/2006 ..........................       45,742
                                                                                                                        -----------
                                                                                                                            342,252
-----------------------------------------------------------------------------------------------------------------------------------
Chemicals--0.2%                              25,000     Potash Corp. of Saskatchewan Inc., 7.125%
                                                           due 6/15/2007 .............................................       26,294
                                             10,000     Praxair, Inc., 4.75% due 7/15/2007 ...........................       10,118
                                                                                                                        -----------
                                                                                                                             36,412
-----------------------------------------------------------------------------------------------------------------------------------
Commercial Banks--4.3%                       60,000     Bank of America Corp., 4.75% due 10/15/2006 ..................       60,621
                                             40,000     FleetBoston Financial Corp., 3.85% due 2/15/2008 .............       39,637
                                             50,000     HBOS Treasury Services Plc, 3.50% due 11/30/2007 (c) .........       49,360
                                             70,000     Keycorp, 3.361% due 7/23/2007 (a) ............................       70,074
                                             50,000     PNC Funding Corp., 4.20% due 3/10/2008 .......................       50,015
                                             15,000     Popular North America, Inc. Series E, 6.125%
                                                           due 10/15/2006 ............................................       15,290
                                             25,000     Sovereign Bank, 4% due 2/01/2008 .............................       24,777
                                             60,000     US Bank NA, 4.125% due 3/17/2008 .............................       60,028
                                             30,000     Wachovia Corp., 6.15% due 3/15/2009 ..........................       32,072
                                            300,000     Wells Fargo Co., 6.875% due 4/01/2006 ........................      306,103
                                                                                                                        -----------
                                                                                                                            707,977
-----------------------------------------------------------------------------------------------------------------------------------
Commercial Services                                     Cendant Corp.:
& Supplies--2.1%                             25,000        6.875% due 8/15/2006 ......................................       25,702
                                             20,000        6.25% due 1/15/2008 .......................................       20,862
                                            300,000     International Lease Finance Corp., 2.95% due 5/23/2006 .......      297,389
                                                                                                                        -----------
                                                                                                                            343,953
-----------------------------------------------------------------------------------------------------------------------------------
Communications Equipment--0.3%               55,000     Alltel Corp., 4.656% due 5/17/2007 ...........................       55,432
-----------------------------------------------------------------------------------------------------------------------------------
Consumer Finance--0.8%                       10,000     Capital One Bank, 4.875% due 5/15/2008 .......................       10,149
                                             60,000     HSBC Finance Corp., 4.125% due 12/15/2008 ....................       59,615
                                             65,000     MBNA Corp., 5.625% due 11/30/2007 ............................       67,133
                                                                                                                        -----------
                                                                                                                            136,897
-----------------------------------------------------------------------------------------------------------------------------------
Containers & Packaging--0.4%                  60,000     Sealed Air Corp., 5.375% due 4/15/2008 (c) ..................       61,444
-----------------------------------------------------------------------------------------------------------------------------------

FAM Series Fund, Inc.
Mercury Low Duration Portfolio
Schedule of Investments as of June 30, 2005 (continued)

                                               Face
Industry++                                   Amount                         Corporate Bonds                                 Value
-----------------------------------------------------------------------------------------------------------------------------------
Diversified Financial Services--4.4%     $  300,000     Citigroup, Inc., 5.75% due 5/10/2006 .........................  $   304,492
                                            100,000     Ford Motor Credit Co., 6.875% due 2/01/2006 ..................      100,999
                                             55,000     General Electric Capital Corp. Series A,
                                                           3.75% due 12/15/2009 ......................................       54,013
                                            120,000     General Motors Acceptance Corp., 7.50% due 7/15/2005 .........      120,052
                                                        JPMorgan Chase & Co.:
                                            100,000        5.625% due 8/15/2006 ......................................      101,751
                                             50,000        5.25% due 5/30/2007 .......................................       51,045
                                                                                                                        -----------
                                                                                                                            732,352
-----------------------------------------------------------------------------------------------------------------------------------
Diversified Telecommunication                40,000     BellSouth Corp., 3.393% due 11/15/2007 (a) ...................       40,041
Services--2.8%                               75,000     British Telecommunications Plc, 7.875% due 12/15/2005 ........       76,309
                                             50,000     Deutsche Telekom International Finance BV,
                                                           3.875% due 7/22/2008 ......................................       49,444
                                             55,000     France Telecom SA, 7.45% due 3/01/2006 .......................       56,205
                                             40,000     SBC Communications, Inc., 4.125% due 9/15/2009 ...............       39,669
                                             35,000     TELUS Corp., 7.50% due 6/01/2007 .............................       37,027
                                            150,000     Verizon Global Funding Corp., 7.60% due 3/15/2007 ............      158,059
                                                                                                                        -----------
                                                                                                                            456,754
-----------------------------------------------------------------------------------------------------------------------------------
Electric Utilities--4.6%                     30,000     American Electric Power Co., Inc., 4.709% due 8/16/2007 ......       30,237
                                             95,000     Boston Edison Co., 4.099% due 10/15/2005 (a) .................       95,112
                                            355,000     CC Funding Trust I, 6.90% due 2/16/2007 ......................      369,764
                                             75,000     DTE Energy Co., 4.28% due 6/01/2007 (a) ......................       75,229
                                             70,000     National Rural Utilities Cooperative Finance Corp.,
                                                           3.25% due 10/01/2007 ......................................       68,570
                                             55,000     PSEG Power LLC, 6.875% due 4/15/2006 .........................       56,142
                                             50,000     Southern California Edison Co., 3.87% due 1/13/2006 (a) ......       50,062
                                             15,000     Xcel Energy, Inc., 3.40% due 7/01/2008 .......................       14,618
                                                                                                                        -----------
                                                                                                                            759,734
-----------------------------------------------------------------------------------------------------------------------------------
Food Products--0.2%                          30,000     General Mills, Inc., 2.625% due 10/24/2006 ...................       29,393
-----------------------------------------------------------------------------------------------------------------------------------
Gas Utilities--1.0%                          30,000     KeySpan Corp., 4.90% due 5/16/2008 ...........................       30,524
                                             85,000     Nisource Finance Corp., 3.854% due 11/23/2009 (a) ............       85,315
                                             45,000     Panhandle Eastern Pipe Line Series B, 2.75%
                                                           due 3/15/2007 .............................................       43,826
                                                                                                                        -----------
                                                                                                                            159,665
-----------------------------------------------------------------------------------------------------------------------------------
Health Care Providers &                      40,000     WellPoint, Inc., 3.75% due 12/14/2007 ........................       39,485
Services--0.2%
-----------------------------------------------------------------------------------------------------------------------------------
Hotels, Restaurants & Leisure--0.6%          70,000     Carnival Corp., 3.75% due 11/15/2007 .........................       69,309
                                             35,000     Hilton Hotels Corp., 7.95% due 4/15/2007 .....................       36,995
                                                                                                                        -----------
                                                                                                                            106,304
-----------------------------------------------------------------------------------------------------------------------------------
Household Durables--0.1%                     20,000     Centex Corp., 2.993% due 8/01/2007 (a) .......................       20,003
-----------------------------------------------------------------------------------------------------------------------------------
Industrial Conglomerates--0.4%               65,000     Tyco International Group SA, 6.375% due 2/15/2006 ............       65,869
-----------------------------------------------------------------------------------------------------------------------------------
Insurance--1.1%                              40,000     Hartford Financial Services Group, Inc., 4.70%
                                                           due 9/01/2007 .............................................       40,207
                                             10,000     Monumental Global Funding II, 3.85% due 3/03/2008 (c) ........        9,911
                                             30,000     Protective Life Secured Trust, 3.66% due 1/14/2008 (a) .......       29,999
                                                        Prudential Financial, Inc.:
                                             40,000        4.104% due 11/15/2006 .....................................       40,111
                                             35,000        3.75% due 5/01/2008 .......................................       34,691
                                             25,000     The St. Paul Travelers Cos., Inc., 5.01% due 8/16/2007 .......       25,312
                                                                                                                        -----------
                                                                                                                            180,231
-----------------------------------------------------------------------------------------------------------------------------------
Media--1.0%                                  30,000     Comcast Cable Communications, 6.375% due 1/30/2006 ...........       30,422
                                             35,000     Cox Communications Inc., 7.75% due 8/15/2006 .................       36,141
                                             65,000     Historic TW, Inc., 8.18% due 8/15/2007 .......................       69,925
                                             30,000     News America, Inc., 6.75% due 1/09/2038 ......................       34,067
                                                                                                                        -----------
                                                                                                                            170,555
-----------------------------------------------------------------------------------------------------------------------------------

FAM Series Fund, Inc.
Mercury Low Duration Portfolio
Schedule of Investments as of June 30, 2005 (continued)

                                               Face
Industry++                                   Amount                        Corporate Bonds                                  Value
-----------------------------------------------------------------------------------------------------------------------------------
Metals & Mining--0.3%                    $   60,000     Textron Financial Corp., 2.75% due 6/01/2006 .................  $    59,418
-----------------------------------------------------------------------------------------------------------------------------------
Multi-Utilities--1.2%                        10,000     Ameren Corp., 4.263% due 5/15/2007 ...........................       10,008
                                                        Dominion Resources, Inc. Series B:
                                             90,000        7.625% due 7/15/2005 ......................................       90,081
                                             20,000        3.568% due 5/15/2006 (a) ..................................       20,044
                                             75,000     Sempra Energy, 4.621% due 5/17/2007 ..........................       75,354
                                                                                                                        -----------
                                                                                                                            195,487
-----------------------------------------------------------------------------------------------------------------------------------
Multiline Retail--0.1%                       10,000     Target Corp., 5.40% due 10/01/2008 ...........................       10,399
-----------------------------------------------------------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels--1.0%            50,000     Burlington Resources Finance Co., 5.60%
                                                           due 12/01/2006 ............................................       50,779
                                             35,000     Conoco Funding Co., 5.45% due 10/15/2006 .....................       35,631
                                             70,000     Pemex Project Funding Master Trust, 4.71%
                                                           due 6/15/2010 (a)(c) ......................................       72,205
                                                                                                                        -----------
                                                                                                                            158,615
-----------------------------------------------------------------------------------------------------------------------------------
Road & Rail--0.1%                            20,000     Norfolk Southern Corp., 7.35% due 5/15/2007 ..................       21,110
-----------------------------------------------------------------------------------------------------------------------------------
Software--0.3%                               45,000     Computer Associates International, Inc., 4.75%
                                                           due 12/01/2009 (c) ........................................       44,857
-----------------------------------------------------------------------------------------------------------------------------------
Thrifts & Mortgage Finance--1.2%             95,000     Countrywide Home Loans, Inc., 4.25% due 12/19/2007 ...........       94,909
                                             30,000     Golden West Financial Corp., 5.50% due 8/08/2006 .............       30,484
                                             70,000     Washington Mutual, Inc., 5.625% due 1/15/2007 ................       71,544
                                                                                                                        -----------
                                                                                                                            196,937
-----------------------------------------------------------------------------------------------------------------------------------
Wireless Telecommunication                  115,000     Sprint Capital Corp., 6% due 1/15/2007 .......................      117,846
Services--0.7%
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Total Corporate Bonds (Cost--$5,403,090)--32.5% ..............    5,376,187
-----------------------------------------------------------------------------------------------------------------------------------

                                         Beneficial
                                           Interest                         Short-Term Securities
-----------------------------------------------------------------------------------------------------------------------------------
                                         $2,551,149     Merrill Lynch Liquidity Series, LLC Cash Sweep
                                                           Series I (b) ..............................................    2,551,149
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Total Short-Term Securities
                                                        (Cost--$2,551,149)--15.5% ....................................    2,551,149
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Total Investments (Cost--$16,755,105*)--101.1% ...............   16,702,930
                                                        Liabilities in Excess of Other Assets--(1.1%) ................     (181,989)
                                                                                                                        -----------
                                                        Net Assets--100.0% ...........................................  $16,520,941
                                                                                                                        ===========
-----------------------------------------------------------------------------------------------------------------------------------

FAM Series Fund, Inc.
Mercury Low Duration Portfolio
Schedule of Investments as of June 30, 2005 (concluded)

* The cost and unrealized appreciation (depreciation) of investments as of June 30, 2005, as computed for federal income tax purposes, were as follows:

      Aggregate cost ..........................................     $16,755,105
                                                                    ===========
      Gross unrealized appreciation ...........................     $    11,859
      Gross unrealized depreciation ...........................         (64,034)
                                                                    -----------
      Net unrealized depreciation .............................     $   (52,175)
                                                                    ===========

+ Mortgage-Backed & Asset-Backed Obligations are subject to principal paydowns as a result of the prepayments or refinancings of the underlying instruments. As a result, the average life may be substantially less than the original maturity.
++ For Portfolio compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report which may combine such industry sub-classifications for reporting ease.
(a)   Floating rate note.
(b) Investments in companies considered to be an affiliate of the Portfolio (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

      ----------------------------------------------------------------------------------------------
                                                                            Net             Interest
      Affiliate                                                          Activity            Income
      ----------------------------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC Cash Sweep Series I ......    $2,551,149           $22,156
      ----------------------------------------------------------------------------------------------

(c) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(d) All or a portion of security held as collateral in connection with open financial futures contracts.

      Financial futures contracts purchased as of June 30, 2005 were as follows:

      --------------------------------------------------------------------------------------------------------
      Number of                                             Expiration              Face           Unrealized
      Contracts                   Issue                        Date                 Value         Depreciation
      --------------------------------------------------------------------------------------------------------
           5           Two-Year U.S. Treasury Note        September 2005         $1,040,093         $(1,655)
      --------------------------------------------------------------------------------------------------------

      Swaps outstanding as of June 30, 2005 were as follows:

      ------------------------------------------------------------------------------------------------------------------------
                                                                                                      Notional     Unrealized
                                                                                                       Amount     Appreciation
      ------------------------------------------------------------------------------------------------------------------------
      Receive a floating rate based on 1-month USD LIBOR plus .47%, which is capped at a fixed coupon of 6% from 12/16/05 through expiration and pay a floating rate based on 1-month
      USD LIBOR

      Broker, Credit Suisse First Boston International
      Expires June 2011 ........................................................................      $750,000        $350
      ------------------------------------------------------------------------------------------------------------------------

      See Notes to Financial Statements.

FAM Series Fund, Inc.
Mercury Low Duration Portfolio
Statement of Assets and Liabilities as of June 30, 2005

Assets:
Investments in unaffiliated securities, at value (identified cost--$14,203,956) .........                        $14,151,781
Investments in affiliated securities, at value (identified cost--$2,551,149) ............                          2,551,149
Unrealized appreciation on swaps ........................................................                                350
Cash ....................................................................................                                 13
Receivables:
  Interest (including $5,462 from affiliates) ...........................................      $    96,450
  Swaps .................................................................................              137            96,587
                                                                                               -----------       -----------
Total assets ............................................................................                         16,799,880
                                                                                                                 -----------
----------------------------------------------------------------------------------------------------------------------------
Liabilities:
Payables:
  Capital shares redeemed ...............................................................          213,490
  Dividends to shareholders .............................................................           40,348
  Investment adviser ....................................................................           11,204
  Other affiliates ......................................................................            1,650           266,692
                                                                                               -----------
Accrued expenses ........................................................................                             12,247
                                                                                                                 -----------
Total liabilities .......................................................................                            278,939
                                                                                                                 -----------
----------------------------------------------------------------------------------------------------------------------------
Net Assets ..............................................................................                        $16,520,941
                                                                                                                 ===========
----------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
Class I Shares of Common Stock, $.10 par value, 30,000,000 shares authorized ............                        $   166,319
Class II Shares of Common Stock, $.10 par value, 30,000,000 shares authorized ...........                                 10
Class III Shares of Common Stock, $.10 par value, 30,000,000 shares authorized ..........                                 10
Paid-in capital in excess of par ........................................................                         16,456,027
Accumulated realized capital losses--net ................................................      $   (47,945)
Unrealized depreciation--net ............................................................          (53,480)
                                                                                               -----------
Total accumulated losses--net ...........................................................                           (101,425)
                                                                                                                 -----------
Net Assets ..............................................................................                        $16,520,941
                                                                                                                 ===========
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value:
Class I--Based on net assets of $16,518,932 and 1,663,192 shares outstanding ............                        $      9.93
                                                                                                                 ===========
Class II--Based on net assets of $1,004.66 and 101.15 shares outstanding ................                        $      9.93
                                                                                                                 ===========
Class III--Based on net assets of $1,004.66 and 101.15 shares outstanding ...............                        $      9.93
                                                                                                                 ===========

      See Notes to Financial Statements.

FAM Series Fund, Inc.
Mercury Low Duration Portfolio
Statement of Operations for the Period Ended June 30, 2005*

Investment Income:
Interest (including $22,156 from affiliates) ............................................                        $   270,371
                                                                                                                 -----------
----------------------------------------------------------------------------------------------------------------------------
Expenses:
Investment advisory fees ................................................................      $    34,896
Custodian fees ..........................................................................            8,510
Printing and shareholder reports ........................................................            8,234
Offering costs ..........................................................................            5,089
Pricing services ........................................................................            4,598
Accounting services .....................................................................            3,811
Transfer agent fees--Class I ............................................................            2,032
Professional fees .......................................................................            1,753
Directors' fees and expenses ............................................................              606
Registration fees .......................................................................              518
Other ...................................................................................            2,877
                                                                                               -----------
Total expenses before waiver ............................................................           72,924
Waiver of expenses ......................................................................          (22,856)
                                                                                               -----------
Total expenses after waiver .............................................................                             50,068
                                                                                                                 -----------
Investment income--net ..................................................................                            220,303
                                                                                                                 -----------
----------------------------------------------------------------------------------------------------------------------------
Realized & Unrealized Loss--Net:
Realized loss on:
  Investments--net ......................................................................          (38,254)
  Futures contracts and swaps--net ......................................................           (9,691)          (47,945)
                                                                                               -----------
Unrealized depreciation on:
  Investments--net ......................................................................          (52,175)
  Futures contracts and swaps--net ......................................................           (1,305)          (53,480)
                                                                                               -----------       -----------
Total realized and unrealized loss--net .................................................                           (101,425)
                                                                                                                 -----------
Net Increase in Net Assets Resulting from Operations ....................................                        $   118,878
                                                                                                                 ===========
----------------------------------------------------------------------------------------------------------------------------

* The Portfolio commenced operations just prior to the close of business on December 31, 2004.

      See Notes to Financial Statements.

FAM Series Fund, Inc.
Mercury Low Duration Portfolio
Statement of Changes in Net Assets

                                                                                               For the
                                                                                            Period Ended
                                                                                              June 30,
Increase (Decrease) in Net Assets:                                                               2005*
--------------------------------------------------------------------------------------------------------
Operations:
Investment income--net ............................................................          $   220,303
Realized loss--net ................................................................              (47,945)
Unrealized depreciation--net ......................................................              (53,480)
                                                                                             -----------
Net increase in net assets resulting from operations ..............................              118,878
                                                                                             -----------
--------------------------------------------------------------------------------------------------------
Dividends to Shareholders:
Investment income--net:
  Class I .........................................................................             (220,275)
  Class II ........................................................................                  (14)
  Class III .......................................................................                  (14)
                                                                                             -----------
Net increase in net assets resulting from dividends to shareholders ...............             (220,303)
                                                                                             -----------
--------------------------------------------------------------------------------------------------------
Capital Share Transactions:
Net increase in net assets derived from capital share transactions ................           16,619,366
                                                                                             -----------
--------------------------------------------------------------------------------------------------------
Net Assets:
Total increase in net assets ......................................................           16,517,941
Beginning of period ...............................................................                3,000
                                                                                             -----------
End of period .....................................................................          $16,520,941
                                                                                             ===========
--------------------------------------------------------------------------------------------------------

* The Portfolio commenced operations just prior to the close of business on December 31, 2004.

      See Notes to Financial Statements.

FAM Series Fund, Inc.
Mercury Low Duration Portfolio
Financial Highlights

                                                                           For the Period Ended June 30, 2005***
The following per share data and ratios have been derived              --------------------------------------------
from information provided in the financial statements.                  Class I            Class II       Class III
-------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period ..........................        $   10.00          $   10.00       $   10.00
                                                                       ---------          ---------       ---------
Investment income--net** ......................................              .14                .14             .14
Realized and unrealized loss--net .............................             (.07)              (.07)           (.07)
                                                                       ---------          ---------       ---------
Total from investment operations ..............................              .07                .07             .07
                                                                       ---------          ---------       ---------
Less dividends from investment income--net ....................             (.14)              (.14)           (.14)
                                                                       ---------          ---------       ---------
Net asset value, end of period ................................        $    9.93          $    9.93       $    9.93
                                                                       =========          =========       =========
-------------------------------------------------------------------------------------------------------------------
Total Investment Return+:
Based on net asset value per share ............................              .72%@              .68%@           .68%@
                                                                       =========          =========       =========
-------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
Expenses, net of waiver .......................................              .66%*              .66%*           .66%*
                                                                       =========          =========       =========
Expenses ......................................................              .96%*              .96%*           .96%*
                                                                       =========          =========       =========
Investment income--net ........................................             2.90%*             2.90%*          2.90%*
                                                                       =========          =========       =========
-------------------------------------------------------------------------------------------------------------------
Supplemental Data:
Net assets, end of period (in thousands) ......................        $  16,519          $       1       $       1
                                                                       =========          =========       =========
Portfolio turnover ............................................            42.76%             42.76%          42.76%
                                                                       =========          =========       =========
-------------------------------------------------------------------------------------------------------------------

*     Annualized.
**    Based on average shares outstanding.
*** The Portfolio commenced operations just prior to the close of business on December 31, 2004.
+     Total investment returns exclude insurance-related fees and expenses.
@     Aggregate total investment return.

      See Notes to Financial Statements.

FAM Series Fund, Inc.
Mercury Low Duration Portfolio
Notes to Financial Statements

1. Significant Accounting Policies:

FAM Series Fund, Inc. (the "Fund") is an open-end management investment company that is comprised of 14 separate portfolios. Each portfolio offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Mercury Low Duration Portfolio (the "Portfolio") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. The Portfolio commenced operations just prior to the close of business on December 31, 2004. The Portfolio had no operations other than the sale of 300 shares of Common Stock to Merrill Lynch Investment Managers, L.P. ("MLIM"), doing business as Mercury Advisors, for $3,000. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Portfolio's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Portfolio.

      (a) Valuation of investments--Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Portfolio under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair valuations received daily by the Portfolio from the counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

      Equity securities that are held by the Portfolio, which are traded on stock exchanges or the Nasdaq National Market, are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the OTC market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

      Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolio's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.

      (b) Derivative financial instruments--The Portfolio may engage in various portfolio investment strategies both to increase the return of the Portfolio and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Portfolio may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Portfolio may write and purchase call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written options are non-income producing investments.

o Swaps--The Portfolio may enter into swap agreements, which are over-the-counter contracts in which the Portfolio and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a pre-determined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Portfolio are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

      (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

      (d) Income taxes--It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

      (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date. Interest income is recognized on the accrual basis. The Portfolio amortizes all premiums and discounts on debt securities.

      (f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

      (g) Expenses--Certain expenses have been allocated to the individual portfolios in the Fund on a pro rata basis based upon the respective aggregate net asset value of each portfolio included in the Fund.

      (h) Securities lending--The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. Where the Portfolio receives securities as collateral for the loaned securities, it receives a fee from the borrower. The Portfolio typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Portfolio may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with MLIM. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor") which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

      MLIM is responsible for the management of the Fund's portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays a monthly fee at the annual rate of .46% of the average daily value of the Portfolio's net assets. MLIM has agreed to voluntarily waive fees so that the total annual portfolio operating expenses do not exceed .66%, exclusive of distribution fees. MLIM may discontinue or reduce this waiver at any time without notice. For the period ended June 30, 2005, MLIM earned fees of $34,896, of which $22,856 was waived.

      Pursuant to the Distribution Plans adopted by the Fund, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Portfolio pays the Distributor an ongoing distribution fee each month at the annual rate of .15% of the average daily value of the Portfolio's Class II net assets and .25% of the average daily value of the Portfolio's Class III net assets. For the period ended June 30, 2005, the distribution fees were not accrued for Class II and Class III.

      The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund and the Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates.

      For the period ended June 30, 2005, the Portfolio reimbursed MLIM $325 for certain accounting services.

      Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

      Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, ML & Co., and/or MLIM, LLC.

3. Investments:

Purchases and sales (including paydowns) of investments, excluding short-term securities, for the period ended June 30, 2005 were $20,970,353 and $6,668,980, respectively.

4. Capital Share Transactions:

Net increase in net assets resulting from capital share transactions was $16,619,366 for the period ended June 30, 2005.

      Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------------------
Class I Shares for the Period Ended                                    Dollar
June 30, 2005*                                      Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................         1,680,589        $16,792,713
Shares issued to shareholders in
  reinvestment of dividends ..............            18,235            181,293
                                                 -----------        -----------
Total issued .............................         1,698,824         16,974,006
Shares redeemed ..........................           (35,732)          (354,662)
                                                 -----------        -----------
Net increase .............................         1,663,092        $16,619,344
                                                 ===========        ===========
-------------------------------------------------------------------------------
* Prior to the close of business on December 31, 2004 (commencement of operations), the Portfolio issued 100 shares to MLIM for $1,000.

-------------------------------------------------------------------------------
Class II Shares for the Period Ended                                   Dollar
June 30, 2005*                                      Shares             Amount
-------------------------------------------------------------------------------
Shares issued to shareholders
  in reinvestment of dividends ...........                 1        $        11
                                                 -----------        -----------
Net increase .............................                 1        $        11
                                                 ===========        ===========
-------------------------------------------------------------------------------
* Prior to the close of business on December 31, 2004 (commencement of operations), the Portfolio issued 100 shares to MLIM for $1,000.

-------------------------------------------------------------------------------
Class III Shares for the Period Ended                                  Dollar
June 30, 2005*                                      Shares             Amount
-------------------------------------------------------------------------------
Shares issued to shareholders
  in reinvestment of dividends ...........                 1        $        11
                                                 -----------        -----------
Net increase .............................                 1        $        11
                                                 ===========        ===========
-------------------------------------------------------------------------------
* Prior to the close of business on December 31, 2004 (commencement of operations), the Portfolio issued 100 shares to MLIM for $1,000.

FAM Series Fund, Inc.
Mercury Mid Cap Value Opportunities Portfolio
A Discussion With Your Fund's Portfolio Manager

How did the Portfolio perform during the period in light of the existing market conditions?

For the six-month period ended June 30, 2005, Mercury Mid Cap Value Opportunities Portfolio's Class I Shares had a total return of +1.60%. For the same period, the benchmark Standard & Poor's (S&P) MidCap 400 Index returned +3.85% and the Lipper Mid Cap Value Funds category had an average return of +1.22%. (Funds in this Lipper category invest primarily in stocks of mid-capitalization companies that are considered to be undervalued relative to a major unmanaged stock index.)

      After posting impressive gains in the fourth quarter of 2004, the major equity indexes struggled to find their footing in the early months of the new year. Investor concerns centered on heightened inflation expectations, a weak U.S. dollar, continuing interest rate hikes by the Federal Reserve Board (the
Fed) and concerns that economic and corporate earnings growth had reached their peak. Oil prices fluctuated and achieved record highs on more than one occasion during the six-month period, contributing to the inflationary concerns, but also supporting strong performance in the energy sector.

      Investors favored a more cautious approach during the period, which allowed the S&P MidCap 400 Index (+3.85%) to sharply outperform the smaller cap and more speculative Russell 2000 Index (-1.25%). This outperformance was attributable to the favorable earnings growth prospects for mid cap stocks, and was further supported by lower valuations in the mid cap segment of the market. We also saw value stocks outperform their growth counterparts during the period, as represented by the +5.51% return of the Russell Midcap Value Index versus the +1.70% return of the Russell Midcap Growth Index for the six months ended June 30, 2005.

      The Portfolio's underperformance relative to the S&P 400 Index may be attributed to our somewhat smaller market capitalization in a period when the smallest issues underperformed. Apart from the lower market capitalization bias, we maintained a fairly conservative market posture in what was a period of investor caution.

What factors most influenced Portfolio performance?

      The Portfolio's top-performing sector over the six-month period, in absolute terms, was energy. The Portfolio was overweighted energy stocks during the period, and greater exposure to this strong- performing sector benefited results. Higher oil and natural gas prices have improved the fortunes of all stocks in the energy sector and have caused an increase in merger-and-acquisition activity. This, in turn, has stimulated further share price appreciation. Among the Portfolio's top-performing stocks were Diamond Offshore Drilling, a deep-water drilling company, and Unocal Corp., an oil and gas exploration and production company, both of which fall into the energy sector. Rounding out our top three performers was the Portfolio's largest investment, WebMD Corp., a provider of health care connectivity solutions. The stock appreciated sharply on the announcement of an initial public offering
(IPO) for part of the company's portal business.

      Stock selection in consumer discretionary and consumer staples detracted from performance, as did our positions in health care. On an individual stock basis, the three names that detracted most from performance during the period were Smurfit Stone Container Corp., a container board and paper company that declined on deteriorating paper prices; ConAgra Foods, Inc., a leading producer of packaged and frozen foods that declined due to weaker operating results; and Tech Data Corp., a technology distribution provider that fell on concerns about margins.

What changes were made to the Portfolio during the period?

As mentioned previously, energy has been a top performer for the Portfolio. Based on sharp stock appreciation and record-high energy prices, we have taken some profits in this area, while maintaining a favorable sector view. We made a number of changes within the industrials sector, adding companies focused on engineering and construction, as well as energy services. This is in keeping with our positive view on companies involved in construction and services for the energy sector. Recent additions to the Portfolio in this area included Maverick Tube Corp., a leading producer of steel tube used in oil and gas drilling; and Chicago Bridge & Iron Co., an engineering and construction firm.

      We significantly reduced the Portfolio's technology exposure during the period. Proceeds from our technology sales were largely invested in the financial services sector. The Portfolio has been underweighted in regional banks over the past few years. However, financial services stocks declined to more attractive levels earlier this year on interest rate fears and concerns about a flattening yield curve. We believe that the flatter yield curve is a temporary phenomenon and that financial services firms can continue to prosper despite higher short-term interest rates.

      We have been active buyers in the health care sector, particularly of specialty pharmaceutical stocks. We believe that valuations are compelling by historical standards given concerns about generic competition. Some concerns are justified but, in certain instances, we believe investors are underestimating the ability of pharmaceutical companies to respond with licensing agreements and further market consolidation, thereby strengthening their competitive position. Additions to the Portfolio within the health care sector included Inamed Corp., a provider of medical products primarily for cosmetic procedures, and Chiron Corp., a biopharmaceutical firm.

      We reduced exposure to basic materials (thereby increasing our underweighting to this sector) by eliminating steel-related stocks. For example, Steel Dynamics, Inc. is one steel stock that we sold on concerns about pricing and a possible slowdown in demand from China.

      Sales during the period were primarily motivated as individual stocks appreciated and reached our internal price targets. Notable, however, was an increase in merger-and-acquisition activity, particularly among small and mid cap issues. Three Portfolio holdings were involved in corporate acquisition activity during the six-month period. In one of the biggest buyouts of the year, private investment firm Silver Lake Partners announced plans to acquire Portfolio holding Sungard Data Systems, Inc., a provider of investment support systems. In addition, transportation company CNF Inc., one of the Portfolio's top-10 holdings earlier in the year, sold its forwarding business to United Parcel Service Inc.; and software provider Ascential Software Corp. was acquired by International Business Machines Corp.

How would you characterize the Portfolio's position at the close of the period?

Relative to the S&P MidCap 400 Index, the Portfolio ended the period most overweight in energy and industrials and most underweight in consumer discretionary and consumer staples. In absolute terms, the Portfolio's leading exposure is in financial services, followed by information technology.

      We are concerned that further meaningful outperformance of very small companies is unsustainable, and believe that mid cap companies are likely to continue their pattern of outperforming small caps in the second half of 2005. Further merger-and-acquisition activity could prolong the strong performance. We are focusing new purchases on companies in the $2 billion to $5 billion market cap range, where we believe investment opportunities are most plentiful.

R. Elise Baum, CFA
Vice President and Portfolio Manager

July 29, 2005

FAM Series Fund, Inc.
Mercury Mid Cap Value Opportunities Portfolio
Aggregate Total Return--Class I Shares*

--------------------------------------------------------------------------------
Period Covered                                                            Return
--------------------------------------------------------------------------------
Inception (12/31/04) through 6/30/05                                      +1.60%
--------------------------------------------------------------------------------

FAM Series Fund, Inc.
Mercury Mid Cap Value Opportunities Portfolio
Aggregate Total Return--Class II Shares*

--------------------------------------------------------------------------------
Period Covered                                                            Return
--------------------------------------------------------------------------------
Inception (12/31/04) through 6/30/05                                      +1.60%
--------------------------------------------------------------------------------

FAM Series Fund, Inc.
Mercury Mid Cap Value Opportunities Portfolio
Aggregate Total Return--Class III Shares*

--------------------------------------------------------------------------------
Period Covered                                                            Return
--------------------------------------------------------------------------------
Inception (12/31/04) through 6/30/05                                      +1.60%
--------------------------------------------------------------------------------

FAM Series Fund, Inc.
Mercury Mid Cap Value Opportunities Portfolio
Recent Performance Results

--------------------------------------------------------------------------------
                                                                       6-Month
As of June 30, 2005     `                                           Total Return
--------------------------------------------------------------------------------
Class I Shares*                                                        +1.60%
--------------------------------------------------------------------------------
Class II Shares*                                                       +1.60
--------------------------------------------------------------------------------
Class III Shares*                                                      +1.60
--------------------------------------------------------------------------------
S&P MidCap 400 Index**                                                 +3.85
--------------------------------------------------------------------------------
* Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. The Portfolio commenced operations on 12/31/04. Returns do not show the effects of distribution fees (12(b)-1 fees) applicable to Class II and Class III Shares because these fees have not yet been charged. If such fees were included, returns shown would have been lower.
** This unmanaged Index is a market value-weighted Index that consists of 400 domestic stocks and measures the performance of the mid-size company segment of the U.S. market.

      Past results shown should not be considered a representation of future performance.

FAM Series Fund, Inc.
Mercury Mid Cap Value Opportunities Portfolio
Disclosure of Expenses

Shareholders of this Portfolio may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on January 1, 2005 and held through June 30, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

      The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

      The second table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

      The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                       Expenses Paid
                                                  Beginning             Ending      During the Period*
                                                Account Value       Account Value   January 1, 2005 to
                                               January 1, 2005      June 30, 2005     June 30, 2005
======================================================================================================
Actual
======================================================================================================
Class I                                             $1,000            $1,016.00           $5.15
------------------------------------------------------------------------------------------------------
Class II                                            $1,000            $1,016.00           $5.15
------------------------------------------------------------------------------------------------------
Class III                                           $1,000            $1,016.00           $5.15
======================================================================================================
Hypothetical (5% annual return before expenses)**
======================================================================================================
Class I                                             $1,000            $1,019.69           $5.16
------------------------------------------------------------------------------------------------------
Class II                                            $1,000            $1,019.69           $5.16
------------------------------------------------------------------------------------------------------
Class III                                           $1,000            $1,019.69           $5.16
------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.03% for Class I, 1.03% for Class II and 1.03% for Class III), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Currently, Class II and Class III have money from an affiliated entity and are not accruing their distribution fees (12(b)-1 fees). If, during the period, the distribution fees were accrued, the actual expense ratios would have been approximately 1.18% and 1.28%, the actual expenses paid would have been approximately $5.90 and $6.40, and the hypothetical expenses paid would have been approximately $5.91 and $6.41 for Class II and Class III, respectively.
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.

FAM Series Fund, Inc.
Mercury Mid Cap Value Opportunities Portfolio
Portfolio Information as of June 30, 2005

--------------------------------------------------------------------------------
                                                                      Percent of
Sector* Representation                                         Total Investments
--------------------------------------------------------------------------------
Financials ............................................................    20.9%
Consumer Discretionary ................................................    15.2
Information Technology ................................................    14.1
Industrials ...........................................................    13.4
Health Care ...........................................................    12.0
Energy ................................................................    11.0
Materials .............................................................     4.0
Consumer Staples ......................................................     2.9
Utilities .............................................................     2.4
Telecommunication Services ............................................     1.3
Other** ...............................................................     2.8
--------------------------------------------------------------------------------
* For Portfolio compliance purposes, "Sector" means any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.
**    Includes portfolio holdings in short-term investments.

FAM Series Fund, Inc.
Mercury Mid Cap Value Opportunities Portfolio
Schedule of Investments as of June 30, 2005

                                                                   Shares
North America            Industry*                                   Held                     Common Stocks                 Value
-----------------------------------------------------------------------------------------------------------------------------------
Canada--1.8%             Commercial Banks--0.3%                       329    Toronto-Dominion Bank ...................  $    14,676
                         ----------------------------------------------------------------------------------------------------------
                         Diversified Telecommunication              2,400    BCE, Inc. ...............................       56,832
                         Services--1.1%
                         ----------------------------------------------------------------------------------------------------------
                         Semiconductors & Semiconductor             1,800    ATI Technologies, Inc. (b) ..............       21,330
                         Equipment--0.4%
                         ----------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in Canada ...........       92,838
-----------------------------------------------------------------------------------------------------------------------------------
United States--89.0%     Aerospace & Defense--2.0%                  2,600    Raytheon Co. ............................      101,712
                         ----------------------------------------------------------------------------------------------------------
                         Auto Components--0.4%                        600    Lear Corp. ..............................       21,828
                         ----------------------------------------------------------------------------------------------------------
                         Biotechnology--2.8%                          800    Cephalon, Inc. (b) ......................       31,848
                                                                      600    Chiron Corp. (b) ........................       20,934
                                                                    2,200    Human Genome Sciences, Inc. (b) .........       25,476
                                                                    2,900    Maxygen, Inc. (b) .......................       19,894
                                                                    1,800    Medimmune, Inc. (b) .....................       48,096
                                                                                                                        -----------
                                                                                                                            146,248
                         ----------------------------------------------------------------------------------------------------------
                         Capital Markets--3.0%                      7,000    E*Trade Financial Corp. (b) .............       97,930
                                                                    3,700    Janus Capital Group, Inc. ...............       55,648
                                                                                                                        -----------
                                                                                                                            153,578
                         ----------------------------------------------------------------------------------------------------------
                         Commercial Banks--4.6%                     4,100    The Colonial BancGroup, Inc. ............       90,446
                                                                    1,300    Compass Bancshares, Inc. ................       58,500
                                                                    2,000    First Midwest Bancorp, Inc. .............       70,340
                                                                      686    TD Banknorth, Inc. ......................       20,443
                                                                                                                        -----------
                                                                                                                            239,729
                         ----------------------------------------------------------------------------------------------------------
                         Commercial Services &                      1,100    Avery Dennison Corp. ....................       58,256
                         Supplies--3.8%                             4,300    Cendant Corp. ...........................       96,191
                                                                    1,000    Corrections Corp. of America (b) ........       39,250
                                                                                                                        -----------
                                                                                                                            193,697
                         ----------------------------------------------------------------------------------------------------------
                         Communications Equipment--1.3%             7,800    Tellabs, Inc. (b) .......................       67,860
                         ----------------------------------------------------------------------------------------------------------
                         Construction & Engineering--2.5%           1,300    Chicago Bridge & Iron Co. NV ............       29,718
                                                                    1,700    Fluor Corp. .............................       97,903
                                                                                                                        -----------
                                                                                                                            127,621
                         ----------------------------------------------------------------------------------------------------------
                         Construction Materials--1.2%                 900    Martin Marietta Materials, Inc. .........       62,208
                         ----------------------------------------------------------------------------------------------------------
                         Electric Utilities--0.8%                     900    Cinergy Corp. ...........................       40,338
                         ----------------------------------------------------------------------------------------------------------
                         Electronic Equipment &                     2,100    Anixter International, Inc. (b) .........       78,057
                         Instruments--4.5%                          2,900    Ingram Micro, Inc. Class A (b) ..........       45,414
                                                                    2,900    Tech Data Corp. (b) .....................      106,169
                                                                                                                        -----------
                                                                                                                            229,640
                         ----------------------------------------------------------------------------------------------------------
                         Energy Equipment &                         1,300    BJ Services Co. .........................       68,224
                         Services--5.8%                             2,300    Diamond Offshore Drilling ...............      122,889
                                                                    2,000    Maverick Tube Corp. (b) .................       59,600
                                                                    1,700    Rowan Cos., Inc. ........................       50,507
                                                                                                                        -----------
                                                                                                                            301,220
                         ----------------------------------------------------------------------------------------------------------
                         Food Products--2.9%                        2,800    ConAgra Foods, Inc. .....................       64,848
                                                                    3,400    Del Monte Foods Co. (b) .................       36,618
                                                                    1,800    Smithfield Foods, Inc. (b) ..............       49,086
                                                                                                                        -----------
                                                                                                                            150,552
                         ----------------------------------------------------------------------------------------------------------
                         Health Care Equipment &                      300    Inamed Corp. (b) ........................       20,091
                         Supplies--0.4%
                         ----------------------------------------------------------------------------------------------------------
                         Health Care Providers &                   17,700    WebMD Corp. (b) .........................      181,779
                         Services--3.5%
                         ----------------------------------------------------------------------------------------------------------
                         Household Durables--1.7%                   3,700    Newell Rubbermaid, Inc. .................       88,208
                         ----------------------------------------------------------------------------------------------------------
                         IT Services--5.4%                          9,800    Convergys Corp. (b) .....................      139,356
                                                                      600    Fiserv, Inc. (b) ........................       25,770
                                                                    2,600    Sabre Holdings Corp. Class A ............       51,870
                                                                    1,800    Sungard Data Systems, Inc. (b) ..........       63,306
                                                                                                                        -----------
                                                                                                                            280,302
                         ----------------------------------------------------------------------------------------------------------

FAM Series Fund, Inc.
Mercury Mid Cap Value Opportunities Portfolio
Schedule of Investments as of June 30, 2005 (continued)

North America                                                      Shares
(concluded)              Industry*                                   Held                 Common Stocks                     Value
-----------------------------------------------------------------------------------------------------------------------------------
United States            Industrial Conglomerates--1.3%             1,100    Teleflex, Inc. ..........................  $    65,307
(concluded)              ----------------------------------------------------------------------------------------------------------
                         Insurance--3.9%                            4,900    Conseco, Inc. (b) .......................      106,918
                                                                    2,200    Protective Life Corp. ...................       92,884
                                                                                                                        -----------
                                                                                                                            199,802
                         ----------------------------------------------------------------------------------------------------------
                         Internet Software & Services--0.8%         3,660    Vignette Corp. (b) ......................       41,175
                         ----------------------------------------------------------------------------------------------------------
                         Leisure Equipment & Products--1.3%         3,700    Mattel, Inc. ............................       67,710
                         Machinery--2.3%                              700    Eaton Corp. .............................       41,930
                                                                      800    ITT Industries, Inc. ....................       78,104
                                                                                                                        -----------
                                                                                                                            120,034
                         ----------------------------------------------------------------------------------------------------------
                         Media--3.4%                                1,200    Harte-Hanks, Inc. .......................       35,676
                                                                      900    Knight-Ridder, Inc. .....................       55,206
                                                                    1,800    Liberty Global, Inc. (b) ................       84,006
                                                                                                                        -----------
                                                                                                                            174,888
                         ----------------------------------------------------------------------------------------------------------
                         Metals & Mining--1.2%                      1,400    Reliance Steel & Aluminum Co. ...........       51,898
                                                                      700    Wheeling-Pittsburgh Corp. (b) ...........       10,766
                                                                                                                        -----------
                                                                                                                             62,664
                         ----------------------------------------------------------------------------------------------------------
                         Multiline Retail--1.6%                     1,500    Dollar Tree Stores, Inc. (b) ............       36,000
                                                                    2,500    Saks, Inc. (b) ..........................       47,425
                                                                                                                        -----------
                                                                                                                             83,425
                         ----------------------------------------------------------------------------------------------------------
                         Oil, Gas & Consumable Fuels--5.2%          1,700    Murphy Oil Corp. ........................       88,791
                                                                    1,300    Noble Energy, Inc. ......................       98,345
                                                                      500    Sunoco, Inc. ............................       56,840
                                                                      400    Unocal Corp. ............................       26,020
                                                                                                                        -----------
                                                                                                                            269,996
                         ----------------------------------------------------------------------------------------------------------
                         Paper & Forest Products--0.5%                800    Georgia-Pacific Corp. ...................       25,440
                         ----------------------------------------------------------------------------------------------------------
                         Pharmaceuticals--4.5%                     11,100    King Pharmaceuticals, Inc. (b) ..........      115,662
                                                                    3,700    Medicis Pharmaceutical Corp. Class A ....      117,401
                                                                                                                        -----------
                                                                                                                            233,063
                         ----------------------------------------------------------------------------------------------------------
                         Real Estate--1.3%                          2,000    Equity Office Properties Trust ..........       66,200
                         ----------------------------------------------------------------------------------------------------------
                         Road & Rail--1.0%                          2,700    JB Hunt Transport Services, Inc. ........       52,110
                         ----------------------------------------------------------------------------------------------------------
                         Semiconductors & Semiconductor             1,200    Micron Technology, Inc. (b) .............       12,252
                         Equipment--0.2%
                         ----------------------------------------------------------------------------------------------------------
                         Software--1.6%                             5,000    Novell, Inc. (b) ........................       31,000
                                                                    8,100    TIBCO Software, Inc. (b) ................       52,974
                                                                                                                        -----------
                                                                                                                             83,974
                         ----------------------------------------------------------------------------------------------------------
                         Specialty Retail--6.8%                     2,700    Foot Locker, Inc. .......................       73,494
                                                                    2,700    The Gap, Inc. ...........................       53,325
                                                                    2,600    Linens 'N Things, Inc. (b) ..............       61,516
                                                                    2,300    RadioShack Corp. ........................       53,291
                                                                    4,600    TJX Cos., Inc. ..........................      112,010
                                                                                                                        -----------
                                                                                                                            353,636
                         ----------------------------------------------------------------------------------------------------------
                         Thrifts & Mortgage Finance--4.5%           2,800    New York Community Bancorp, Inc. ........       50,736
                                                                    4,800    Sovereign Bancorp, Inc. .................      107,232
                                                                    1,600    Webster Financial Corp. .................       74,704
                                                                                                                        -----------
                                                                                                                            232,672
                         ----------------------------------------------------------------------------------------------------------
                         Trading Companies &                          700    WW Grainger, Inc. .......................       38,353
                         Distributors--0.7%
                         ----------------------------------------------------------------------------------------------------------
                         Wireless Telecommunication                   500    NeuStar, Inc. Class A (b) ...............       12,800
                         Services--0.3%
                         ----------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in the
                                                                             United States ...........................    4,602,112
                         ----------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in
                                                                             North America--90.8% ....................    4,694,950
-----------------------------------------------------------------------------------------------------------------------------------

FAM Series Fund, Inc.
Mercury Mid Cap Value Opportunities Portfolio
Schedule of Investments as of June 30, 2005 (concluded)

                                                                   Shares
Western Europe           Industry*                                   Held                 Common Stocks                     Value
-----------------------------------------------------------------------------------------------------------------------------------
Switzerland--0.7%        Biotechnology--0.7%                        2,400    Serono SA (a) ...........................  $    38,376
                         ----------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks in
                                                                             Western Europe--0.7% ....................       38,376
                         ----------------------------------------------------------------------------------------------------------
                                                                             Total Common Stocks
                                                                             (Cost--$4,684,697)--91.5% ...............    4,733,326
-----------------------------------------------------------------------------------------------------------------------------------

North America                                                                         Exchange-Traded Funds
-----------------------------------------------------------------------------------------------------------------------------------
United States--6.4%                                                 1,200    iShares Russell 2000 Index Fund .........       76,260
                                                                    1,500    iShares S&P SmallCap 600 Index Fund .....       82,440
                                                                                                                        -----------
                                                                                                                            158,700
                         ----------------------------------------------------------------------------------------------------------
                         Metals & Mining--1.2%                        800    iShares Goldman Sachs Natural
                                                                             Resources Index Fund ....................       60,704
                         ----------------------------------------------------------------------------------------------------------
                         Multi-Utilities--1.6%                      1,100    iShares Dow Jones US Utilities
                                                                             Sector Index Fund .......................       85,206
                         ----------------------------------------------------------------------------------------------------------
                         Real Estate--0.5%                            400    iShares Dow Jones US Real Estate
                                                                             Index Fund ..............................       25,400
                         ----------------------------------------------------------------------------------------------------------
                                                                             Total Exchange-Traded Funds
                                                                             (Cost--$322,503)--6.4% ..................      330,010
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Beneficial
                                                                 Interest             Short-Term Securities
-----------------------------------------------------------------------------------------------------------------------------------
                                                                $ 147,205    Merrill Lynch Liquidity Series,
                                                                             LLC Cash Sweep Series I (c) .............      147,205
                         ----------------------------------------------------------------------------------------------------------
                                                                             Total Short-Term Securities
                                                                             (Cost--$147,205)--2.8% ..................      147,205
-----------------------------------------------------------------------------------------------------------------------------------
                                                                             Total Investments
                                                                             (Cost--$5,154,405**)--100.7% ............    5,210,541
                                                                             Liabilities in Excess of
                                                                             Other Assets--(0.7%) ....................      (38,733)
                                                                                                                        -----------
                                                                             Net Assets--100.0% ......................  $ 5,171,808
                                                                                                                        ===========
-----------------------------------------------------------------------------------------------------------------------------------

* For Portfolio compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
** The cost and unrealized appreciation (depreciation) of investments as of June 30, 2005, as computed for federal income tax purposes, were as follows:

      Aggregate cost ..........................................     $ 5,154,405
                                                                    ===========
      Gross unrealized appreciation ...........................     $   255,535
      Gross unrealized depreciation ...........................        (199,399)
                                                                    -----------
      Net unrealized appreciation .............................     $    56,136
                                                                    ===========

(a)   Depositary Receipts.
(b)   Non-income producing security.
(c) Investments in companies considered to be an affiliate of the Portfolio (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

      --------------------------------------------------------------------------------------------------
                                                                                Net             Interest
      Affiliate                                                              Activity            Income
      --------------------------------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC Cash Sweep Series I ............   $147,205             $1,958
      --------------------------------------------------------------------------------------------------

FAM Series Fund, Inc.
Mercury Mid Cap Value Opportunities Portfolio
Statement of Assets and Liabilities as of June 30, 2005

Assets:
Investments in unaffiliated securities, at value (identified cost--$5,007,200) ..........                      $5,063,336
Investments in affiliated securities, at value (identified cost--$147,205) ..............                         147,205
Receivables:
  Securities sold .......................................................................      $   64,098
  Dividends .............................................................................           3,691
  Interest from affiliates ..............................................................              80          67,869
                                                                                               ----------      ----------
Total assets ............................................................................                       5,278,410
                                                                                                               ----------
-------------------------------------------------------------------------------------------------------------------------
Liabilities:
Payables:
  Securities purchased ..................................................................          88,299
  Other affiliates ......................................................................             886
  Investment adviser ....................................................................             315
  Capital shares redeemed ...............................................................               4          89,504
                                                                                               ----------
Accrued expenses ........................................................................                          17,098
                                                                                                               ----------
  Total liabilities .....................................................................                         106,602
                                                                                                               ----------
-------------------------------------------------------------------------------------------------------------------------
Net Assets ..............................................................................                      $5,171,808
                                                                                                               ==========
-------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
Class I Shares of Common Stock, $.10 par value, 30,000,000 shares authorized ............                      $   50,890
Class II Shares of Common Stock, $.10 par value, 30,000,000 shares authorized ...........                              10
Class III Shares of Common Stock, $.10 par value, 30,000,000 shares authorized ..........                              10
Paid-in capital in excess of par ........................................................                       5,040,213
Undistributed investment income--net ....................................................      $    3,932
Undistributed realized capital gains--net ...............................................          20,617
Unrealized appreciation--net ............................................................          56,136
                                                                                               ----------
Total accumulated earnings--net .........................................................                          80,685
                                                                                                               ----------
Net Assets ..............................................................................                      $5,171,808
                                                                                                               ==========
-------------------------------------------------------------------------------------------------------------------------
Net Assets Value:
Class I--Based on net assets of $5,169,776 and 508,897 shares outstanding ...............                      $    10.16
                                                                                                               ==========
Class II--Based on net assets of $1,016 and 100 shares outstanding ......................                      $    10.16
                                                                                                               ==========
Class III--Based on net assets of $1,016 and 100 shares outstanding .....................                      $    10.16
                                                                                                               ==========
-------------------------------------------------------------------------------------------------------------------------

      See Notes to Financial Statements.

FAM Series Fund, Inc.
Mercury Mid Cap Value Opportunities Portfolio
Statement of Operations for the Period Ended June 30, 2005*

Investment Income:
Dividends (net of $148 foreign withholding tax) .........................................                      $   27,210
Interest from affiliates ................................................................                           1,958
                                                                                                               ----------
Total income ............................................................................                          29,168
                                                                                                               ----------
-------------------------------------------------------------------------------------------------------------------------
Expenses:
Investment advisory fees ................................................................      $   15,926
Offering costs ..........................................................................           6,881
Printing and shareholder reports ........................................................           5,917
Custodian fees ..........................................................................           5,438
Transfer agent fees--Class I ............................................................           2,748
Professional fees .......................................................................           1,683
Accounting services .....................................................................           1,010
Registration fees .......................................................................             701
Directors' fees and expenses ............................................................             581
Pricing services ........................................................................             500
Other ...................................................................................           4,498
                                                                                               ----------
Total expenses before waiver and reimbursement ..........................................          45,883
Waiver and reimbursement of expenses ....................................................         (20,647)
                                                                                               ----------
Total expenses after waiver and reimbursement ...........................................                          25,236
                                                                                                               ----------
Investment income--net ..................................................................                           3,932
                                                                                                               ----------
-------------------------------------------------------------------------------------------------------------------------
Realized & Unrealized Gain--Net:
Realized gain on investments--net .......................................................                          20,617
Unrealized appreciation on investments--net .............................................                          56,136
                                                                                                               ----------
Total realized and unrealized gain--net .................................................                          76,753
                                                                                                               ----------
Net Increase in Net Assets Resulting from Operations ....................................                      $   80,685
                                                                                                               ==========
-------------------------------------------------------------------------------------------------------------------------

* Portfolio commenced operations just prior to the close of business on December 31, 2004.

      See Notes to Financial Statements.

FAM Series Fund, Inc.
Mercury Mid Cap Value Opportunities Portfolio
Statement of Changes in Net Assets

                                                                                               For the
                                                                                            Period Ended
                                                                                              June 30,
Increase in Net Assets:                                                                         2005**
--------------------------------------------------------------------------------------------------------
Operations:
Investment income--net ............................................................          $     3,932
Realized gain--net ................................................................               20,617
Unrealized appreciation--net ......................................................               56,136
                                                                                             -----------
Net increase in net assets resulting from operations ..............................               80,685
                                                                                             -----------
--------------------------------------------------------------------------------------------------------
Capital Share Transactions:
Net increase in net assets derived from capital share transactions ................            5,088,123
                                                                                             -----------
--------------------------------------------------------------------------------------------------------
Net Assets:
Total increase in net assets ......................................................            5,168,808
Beginning of period ...............................................................                3,000
                                                                                             -----------
End of period* ....................................................................          $ 5,171,808
                                                                                             ===========
--------------------------------------------------------------------------------------------------------
  * Undistributed investment income--net ..........................................          $     3,932
                                                                                             ===========
--------------------------------------------------------------------------------------------------------

** The Portfolio commenced operations just prior to the close of business on December 31, 2004.

      See Notes to Financial Statements.

FAM Series Fund, Inc.
Mercury Mid Cap Value Opportunities Portfolio
Financial Highlights

                                                                           For the Period Ended June 30, 2005***
The following per share data and ratios have been derived              --------------------------------------------
from information provided in the financial statements.                  Class I            Class II       Class III
-------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period ..........................        $   10.00          $   10.00       $   10.00
                                                                       ---------          ---------       ---------
Investment income--net** ......................................              .01                .01             .01
Realized and unrealized gain--net .............................              .15                .15             .15
                                                                       ---------          ---------       ---------
Total from investment operations ..............................              .16                .16             .16
                                                                       ---------          ---------       ---------
Net asset value, end of period ................................        $   10.16          $   10.16       $   10.16
                                                                       =========          =========       =========
-------------------------------------------------------------------------------------------------------------------
Total Investment Return+:
Based on net asset value per share ............................             1.60%@             1.60%@          1.60%@
                                                                       =========          =========       =========
-------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
Expenses, net of waiver and reimbursement .....................             1.03%*             1.03%*          1.03%*
                                                                       =========          =========       =========
Expenses ......................................................             1.87%*             1.87%*          1.87%*
                                                                       =========          =========       =========
Investment income--net ........................................              .16%*              .16%*           .16%*
                                                                       =========          =========       =========
-------------------------------------------------------------------------------------------------------------------
Supplemental Data:
Net assets, end of period (in thousands) ......................        $   5,170          $       1       $       1
                                                                       =========          =========       =========
Portfolio turnover ............................................            53.33%             53.33%          53.33%
                                                                       =========          =========       =========
-------------------------------------------------------------------------------------------------------------------

*     Annualized.
**    Based on average shares outstanding.
*** The Portfolio commenced operations just prior to the close of business on December 31, 2004.
+     Total investment returns exclude insurance-related fees and expenses.
@     Aggregate total investment return.

      See Notes to Financial Statements.

FAM Series Fund, Inc.
Mercury Mid Cap Value Opportunities Portfolio
Notes to Financial Statements

1. Significant Accounting Policies:

FAM Series Fund, Inc. (the "Fund") is an open-end management investment company that is comprised of 14 separate portfolios. Each portfolio offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Mercury Mid Cap Value Opportunites Portfolio (the "Portfolio") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. The Portfolio commenced operations just prior to the close of business on December 31, 2004. The Portfolio had no operations other than the sale of 300 shares of Common Stock to Merrill Lynch Investment Managers, L.P. ("MLIM"), doing business as Mercury Advisors, for $3,000. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Portfolio's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Portfolio.

      (a) Valuation of investments--Equity securities that are held by the Portfolio that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

      Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

      Repurchase agreements are valued at cost plus accrued interest. The Portfolio employs pricing services to provide certain securities prices for the Portfolio. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Portfolio, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Portfolio under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

      Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolio's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.

      (b) Derivative financial instruments--The Portfolio may engage in various portfolio investment strategies both to increase the return of the Portfolio and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Portfolio may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Portfolio may write and purchase call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written options are non-income producing investments.

o Forward foreign exchange contracts--The Portfolio may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

      (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

      (d) Income taxes--It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

      (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date. Interest income is recognized on the accrual basis.

      (f) Dividends and distributions--Dividends and distributions paid by the Portfolio are recorded on the ex-dividend dates.

      (g) Expenses--Certain expenses have been allocated to the individual portfolios in the Fund on a pro rata basis based upon the respective aggregate net asset value of each portfolio included in the Fund.

      (h) Securities lending--The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. Where the Portfolio receives securities as collateral for the loaned securities, it receives a fee from the borrower. The Portfolio typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Portfolio may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with MLIM. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor") which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

      MLIM is responsible for the management of the Fund's portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays a monthly fee at the annual rate of .65% of the average daily value of the Portfolio's net assets. MLIM has agreed to voluntarily waive fees so that the total annual portfolio operating expenses do not exceed 1.03%, exclusive of distribution fees. MLIM may discontinue or reduce this waiver at any time without notice. For the period ended June 30, 2005, MLIM earned fees of $15,926, all of which was waived. In addition, MLIM reimbursed the Portfolio in the amount of $4,721. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Portfolio. There is no increase in the aggregate fees paid by the Portfolio for these services.

      Pursuant to the Distribution Plans adopted by the Fund, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Portfolio pays the Distributor an ongoing distribution fee each month at the annual rate of .15% of the average daily value of the Portfolio's Class II net assets and .25% of the average daily value of the Portfolio's Class III net assets. For the period ended June 30, 2005, the distribution fees were not accrued for Class II and Class III.

      The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund and the Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates.

      For the period ended June 30, 2005, the Portfolio reimbursed MLIM $59 for certain accounting services.

      In addition, MLPF&S earned $1,111 in commissions on the execution of portfolio security transactions for the period ended June 30, 2005.

      Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

      Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, ML & Co., and/or MLIM, LLC.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the period ended June 30, 2005 were $7,622,860 and $2,636,277, respectively.

4. Capital Share Transactions:

Net increase in net assets resulting from capital share transactions was $5,088,123 for the period ended June 30, 2005.

      Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------------------
Class I Shares for the Period Ended                                    Dollar
June 30, 2005*                                      Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           508,807        $ 5,088,225
Shares redeemed ..........................               (10)              (102)
                                                 -----------        -----------
Net increase .............................           508,797        $ 5,088,123
                                                 ===========        ===========
-------------------------------------------------------------------------------
* Prior to the close of business on December 31, 2004 (commencement of operations), the Portfolio issued 100 shares to MLIM for $1,000.

-------------------------------------------------------------------------------
Class II Shares for the Period Ended                                   Dollar
June 30, 2005*                                      Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................                --                 --
                                                 -----------        -----------
Net increase .............................                --                 --
                                                 ===========        ===========
-------------------------------------------------------------------------------
* Prior to the close of business on December 31, 2004 (commencement of operations), the Portfolio issued 100 shares to MLIM for $1,000.

-------------------------------------------------------------------------------
Class III Shares for the Period Ended                                  Dollar
June 30, 2005*                                      Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................                --                 --
                                                 -----------        -----------
Net increase .............................                --                 --
                                                 ===========        ===========
-------------------------------------------------------------------------------
* Prior to the close of business on December 31, 2004 (commencement of operations), the Portfolio issued 100 shares to MLIM for $1,000.

FAM Series Fund, Inc.
Mercury Small Cap Index Portfolio
A Discussion With Your Fund's Portfolio Managers

How did the Portfolio perform during the six-month period?

For the six-month period ended June 30, 2005, Mercury Small Cap Index Portfolio's Class I Shares had a total return of +.10%. For the same period, the benchmark Russell 2000 Index returned -1.25%.

      Although the Portfolio's inception date is December 31, 2004, the Portfolio's securities were not purchased until the close of market on January 3, 2005. This is reflected in the variance between the benchmark and Portfolio returns since inception. The Russell 2000 is a market-weighted index composed of approximately 2,000 common stocks issued by small capitalization U.S. companies in a range of businesses. As the value of the Russell 2000 Index fluctuated during the past six months, the Portfolio's performance generally tracked that of the Index.

As an index fund, the Portfolio mirrors the composition of the Russell 2000 Index, a common measure of U.S. market performance for small cap stocks. What developments affected the market for small cap stocks during the period?

After a sharp rally in the fourth quarter of 2004, the market began 2005 in negative territory, with cyclical and small capitalization stocks performing the worst. January was characterized by mixed economic data, increasing interest rates, disappointing corporate earnings reports and climbing oil prices. The stock market reversed course in February, even as new data showed a continued slowdown in productivity growth and oil prices continued to climb. In March, the market resumed its downward slide, still pressured by many of the same factors that depressed stock valuations in January.

      April began on the heels of disappointing economic reports, with the data indicating a slowdown in retail sales, payrolls, and consumer and business sentiment. For most of the month, equity markets were dogged by continuing inflation concerns--especially about the rising price of oil, which surpassed $57 per barrel during the month. April closed with the announcement of a particularly large jump in inflation for March--one more factor that worried investors. Despite concerns about economic deceleration, slowing corporate profit growth and continued high oil prices, first-quarter corporate earnings reports remained strong and the market rebounded in May. June, however, brought a slowdown in the equity market once again, as investors continued to worry about the potential for economic deceleration. In addition, oil continued to pressure stock valuations, with the price per barrel climbing to a record high of $60 and beyond.

      For the full six-month period, small cap value stocks outperformed their small cap growth counterparts, with the Russell 2000 Growth Index returning -3.58% during the period and the Russell 2000 Value Index turning in a small gain of +.90%. Unlike prior periods, in which small cap stocks outperformed larger stocks, large cap stocks were somewhat better performers during the first half of 2005, with the Standard & Poor's 500 Index returning -.81%, compared to the Russell 2000 Index's return of -1.25%.

      Interest rates moved considerably during the period as the yield curve flattened dramatically, indicating rising yields on short-term bonds but falling yields on long-term bonds. The Federal Reserve Board (the Fed) continued its "measured" program of monetary tightening by raising the federal funds rate by 25 basis points four times during the past six months. At period-end, the federal funds rate stood at 3.25%, up from 2.25% on January 1.

      The U.S. dollar traded at a record low against the euro in December 2004, largely because of worries about the U.S. trade and budget deficits. However, the U.S. dollar rebounded considerably in the new year on the back of positive U.S. economic data, the Fed's rate increases and political turmoil in Europe. By June 30, 2005, the U.S. dollar hit a 13-month high against the euro and a 10-month high against the yen amid optimism about the U.S. economy and the prospect that U.S. interest rates would continue to rise.

What changes were made to the Portfolio during the period?

Throughout the period, as changes were made to the composition of the Russell 2000 Index, the Portfolio purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark.

      On June 24, 2005, the Russell 2000 Index underwent its annual reconstitution. To maintain a tight tracking to the benchmark, we adjusted the Portfolio to be in line with the new benchmark as of the rebalancing's effective date.

How would you characterize market conditions and the Portfolio's position at the close of the period?

We do not foresee much danger of an economic recession, provided the Fed does not move the federal funds rate above 4% in 2005, which some fear could invert the yield curve. One factor that should help keep the economy from rolling over is the bond price rally at the long end of the Treasury curve (where yields have declined markedly), and the corresponding fall in mortgage rates to early-2004 lows. Another positive is that core inflation has slowed more quickly than anticipated, and pipeline inflation pressures from commodity prices are fast retreating.

      Nevertheless, there also are some unexpected negative developments affecting the U.S. economy that will exert downward pressure on growth. Higher energy prices have negative implications for both consumer spending and corporate profit growth. Profit growth may be put under further strain by the U.S. dollar rally that has ensued year-to-date. Through June 30, 2005, the dollar was up almost 12% against major currencies. On balance, we expect economic growth over the next 18 months to be considerably slower than we saw in the 18 months spanning late 2003 and 2004.

      Amid these conditions, we believe the Portfolio remains positioned to match the risk characteristics of its benchmark.

Vincent J. Costa, CFA
Vice President and Co-Portfolio Manager

Debra L. Jelilian
Vice President and Co-Portfolio Manager

Jeffrey L. Russo, CFA
Vice President and Co-Portfolio Manager

July 29, 2005

FAM Series Fund, Inc.
Mercury Small Cap Index Portfolio
Aggregate Total Return--Class I Shares*

--------------------------------------------------------------------------------
Period Covered                                                            Return
--------------------------------------------------------------------------------
Inception (12/31/04) through 6/30/05                                      +0.10%
--------------------------------------------------------------------------------

FAM Series Fund, Inc.
Mercury Small Cap Index Portfolio
Aggregate Total Return--Class II Shares*

--------------------------------------------------------------------------------
Period Covered                                                            Return
--------------------------------------------------------------------------------
Inception (12/31/04) through 6/30/05                                      +0.20%
--------------------------------------------------------------------------------

FAM Series Fund, Inc.
Mercury Small Cap Index Portfolio
Aggregate Total Return--Class III Shares*

--------------------------------------------------------------------------------
Period Covered                                                            Return
--------------------------------------------------------------------------------
Inception (12/31/04) through 6/30/05                                      +0.20%
--------------------------------------------------------------------------------

FAM Series Fund, Inc.
Mercury Small Cap Index Portfolio
Recent Performance Results

--------------------------------------------------------------------------------
                                                                       6-Month
As of June 30, 2005                                                 Total Return
--------------------------------------------------------------------------------
Class I Shares*                                                         +0.10%
--------------------------------------------------------------------------------
Class II Shares*                                                        +0.20
--------------------------------------------------------------------------------
Class III Shares*                                                       +0.20
--------------------------------------------------------------------------------
Russell 2000(R) Index**                                                 -1.25
--------------------------------------------------------------------------------
* Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. The Portfolio commenced operations on 12/31/04. Returns do not show the effects of distribution fees (12(b)-1 fees) applicable to Class II and Class III Shares because these fees have not yet been charged. If such fees were included, returns shown would have been lower.
** This unmanaged Index is comprised of approximately 2,000 smaller-capitalization common stocks from various industrial sectors.

      Past results shown should not be considered a representation of future performance.

      Russell 2000 is a registered trademark of the Frank Russell Companies.

FAM Series Fund, Inc.
Mercury Small Cap Index Portfolio
Disclosure of Expenses

Shareholders of this Portfolio may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on January 1, 2005 and held through June 30, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

      The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

      The second table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

      The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                              Expenses Paid
                                                         Beginning            Ending       During the Period*
                                                       Account Value      Account Value    January 1, 2005 to
                                                      January 1, 2005     June 30, 2005      June 30, 2005
=============================================================================================================
Actual
=============================================================================================================
Class I                                                    $1,000           $1,001.00            $2.73
-------------------------------------------------------------------------------------------------------------
Class II                                                   $1,000           $1,002.00            $2.73
-------------------------------------------------------------------------------------------------------------
Class III                                                  $1,000           $1,000.00            $2.73
=============================================================================================================
Hypothetical (5% annual return before expenses)**
=============================================================================================================
Class I                                                    $1,000           $1,022.07            $2.76
-------------------------------------------------------------------------------------------------------------
Class II                                                   $1,000           $1,022.07            $2.76
-------------------------------------------------------------------------------------------------------------
Class III                                                  $1,000           $1,022.07            $2.76
-------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.55% for Class I, .55% for Class II and .55% for Class III), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Currently, Class II and Class III have money from an affiliated entity and are not accruing their distribution fees (12(b)-1 fees). If, during the period, the distribution fees were accrued, the actual expense ratios would have been approximately .70% and .80%, the actual expenses paid would have been approximately $3.47 and $3.97, and the hypothetical expenses paid would have been approximately $3.51 and $4.01 for Class II and Class III, respectively.
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.

FAM Series Fund, Inc.
Mercury Small Cap Index Portfolio
Portfolio Information as of June 30, 2005

                                                                      Percent of
Sector* Representation                                         Total Investments
--------------------------------------------------------------------------------
Financial Services ..................................................      22.1%
Consumer Discretionary ..............................................      18.3
Technology ..........................................................      12.6
Health Care .........................................................      11.3
Materials & Processing ..............................................       8.4
Producer Durables ...................................................       7.0
Other Energy ........................................................       4.8
Utilities ...........................................................       3.6
Auto & Transportation ...............................................       3.4
Consumer Staples ....................................................       1.8
Integrated Oils .....................................................       0.2
Other** .............................................................       6.5
--------------------------------------------------------------------------------
* For Portfolio compliance purposes, "Sector" means any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.
**    Includes portfolio holdings in short-term investments.

FAM Series Fund, Inc.
Mercury Small Cap Index Portfolio
Schedule of Investments as of June 30, 2005

                                             Shares
Industry*                                      Held                             Common Stocks                               Value
-----------------------------------------------------------------------------------------------------------------------------------
Advertising Agencies--0.7%                      100     24/7 Real Media, Inc. (b) ..................................    $       409
                                                187     Advo, Inc. .................................................          5,956
                                                347     aQuantive, Inc. (b) ........................................          6,149
                                                330     Catalina Marketing Corp. ...................................          8,385
                                                156     Greenfield Online, Inc. (b) ................................          1,895
                                                 37     Interchange Corp. (b) ......................................            281
                                                200     Intermix Media, Inc. (b) ...................................          1,674
                                                141     Marchex, Inc. Class B (b) ..................................          2,121
                                                 40     R.H. Donnelley Corp. (b) ...................................          2,479
                                                330     Valassis Communications, Inc. (b) ..........................         12,227
                                                501     Valueclick, Inc. (b) .......................................          6,177
                                                239     Ventiv Health, Inc. (b) ....................................          4,608
                                                                                                                        -----------
                                                                                                                             52,361
-----------------------------------------------------------------------------------------------------------------------------------
Aerospace--0.4%                                 147     Curtiss-Wright Corp. .......................................          7,931
                                                147     Heico Corp. ................................................          3,441
                                                 62     MTC Technologies, Inc. (b) .................................          2,283
                                                241     Moog, Inc. Class A (b) .....................................          7,589
                                                360     Orbital Sciences Corp. (b) .................................          3,564
                                                199     Teledyne Technologies, Inc. (b) ............................          6,483
                                                 76     United Industrial Corp. ....................................          2,716
                                                                                                                        -----------
                                                                                                                             34,007
-----------------------------------------------------------------------------------------------------------------------------------
Agriculture Fishing & Ranching--0.2%             24     Alico, Inc. ................................................          1,234
                                                258     Delta & Pine Land Co. ......................................          6,465
                                                265     Gold Kist, Inc. (b) ........................................          5,719
                                                                                                                        -----------
                                                                                                                             13,418
-----------------------------------------------------------------------------------------------------------------------------------
Air Transport--0.8%                             240     AAR Corp. (b) ..............................................          3,770
                                                400     ABX Air, Inc. (b) ..........................................          3,260
                                                527     Airtran Holdings, Inc. (b) .................................          4,864
                                                190     Alaska Air Group, Inc. (b) .................................          5,652
                                                293     America West Holdings Corp. Class B (b) ....................          1,758
                                                236     Aviall, Inc. (b) ...........................................          7,455
                                                449     Continental Airlines, Inc. Class B (b) .....................          5,963
                                                743     Delta Air Lines, Inc. (b)(e) ...............................          2,794
                                                222     EGL, Inc. (b) ..............................................          4,511
                                                212     ExpressJet Holdings, Inc. (b) ..............................          1,804
                                                211     Frontier Airlines, Inc. (b) ................................          2,180
                                                145     Mesa Air Group, Inc. (b) ...................................            973
                                                562     Northwest Airlines Corp. (b) ...............................          2,563
                                                118     Offshore Logistics, Inc. (b) ...............................          3,875
                                                201     Pinnacle Airlines Corp. (b) ................................          1,727
                                                359     Skywest, Inc. ..............................................          6,527
                                                100     World Air Holdings, Inc. (b) ...............................          1,172
                                                                                                                        -----------
                                                                                                                             60,848
-----------------------------------------------------------------------------------------------------------------------------------
Aluminum--0.1%                                  189     Aleris International, Inc. (b) .............................          4,262
                                                138     Century Aluminum Co. (b) ...................................          2,815
                                                                                                                        -----------
                                                                                                                              7,077
-----------------------------------------------------------------------------------------------------------------------------------
Auto Parts: After Market--0.2%                  199     Aftermarket Technology Corp. (b) ...........................          3,468
                                                 46     Commercial Vehicle Group, Inc. (b) .........................            817
                                                117     Keystone Automotive Industries, Inc. (b) ...................          2,893
                                                 53     Standard Motor Products, Inc. ..............................            700
                                                164     Superior Industries International ..........................          3,887
                                                115     TBC Corp. (b) ..............................................          3,120
                                                                                                                        -----------
                                                                                                                             14,885
-----------------------------------------------------------------------------------------------------------------------------------

FAM Series Fund, Inc.
Mercury Small Cap Index Portfolio
Schedule of Investments as of June 30, 2005 (continued)

                                             Shares
Industry*                                      Held                             Common Stocks                               Value
-----------------------------------------------------------------------------------------------------------------------------------
Auto Parts: Original Equipment--0.4%            200     American Axle & Manufacturing Holdings, Inc. ...............    $     5,054
                                                465     ArvinMeritor, Inc. .........................................          8,272
                                                379     Hayes Lemmerz International, Inc. (b) ......................          2,698
                                                100     Noble International Ltd. ...................................          2,355
                                                500     Quantum Fuel Systems Technologies Worldwide Inc. (b) .......          2,500
                                                 44     Sauer-Danfoss, Inc. ........................................            782
                                                 17     Strattec Security Corp. (b) ................................            926
                                                257     Tenneco Automotive, Inc. (b) ...............................          4,276
                                                816     Visteon Corp. (b) ..........................................          4,920
                                                                                                                        -----------
                                                                                                                             31,783
-----------------------------------------------------------------------------------------------------------------------------------
Auto Trucks & Parts--0.2%                       242     Modine Manufacturing Co. ...................................          7,880
                                                215     Wabash National Corp. ......................................          5,209
                                                                                                                        -----------
                                                                                                                             13,089
-----------------------------------------------------------------------------------------------------------------------------------
Banks: New York City--0.1%                      241     Provident New York Bancorp .................................          2,919
                                                125     Signature Bank (b) .........................................          3,050
                                                                                                                        -----------
                                                                                                                              5,969
-----------------------------------------------------------------------------------------------------------------------------------
Banks: Outside New York City--7.4%               59     1st Source Corp. ...........................................          1,353
                                                105     ABC Bancorp ................................................          1,898
                                                 79     Alabama National Bancorporation ............................          5,164
                                                181     Amcore Financial, Inc. .....................................          5,408
                                                474     Amegy Bancorp, Inc. ........................................         10,608
                                                 92     AmericanWest Bancorp (b) ...................................          1,835
                                                 41     Arrow Financial Corp. ......................................          1,141
                                                 27     Bancfirst Corp. ............................................          2,349
                                                100     The Bancorp Inc. (b) .......................................          1,744
                                                490     Bancorpsouth, Inc. .........................................         11,564
                                                 36     BancTrust Financial Group, Inc. ............................            689
                                                 66     Bank of Granite Corp. ......................................          1,263
                                                 85     Bank of the Ozarks, Inc. ...................................          2,791
                                                 51     Banner Corp. ...............................................          1,428
                                                198     Boston Private Financial Holdings, Inc. ....................          4,990
                                                280     CVB Financial Corp. ........................................          5,510
                                                 39     Camden National Corp. ......................................          1,277
                                                 51     Capital City Bank Group, Inc. ..............................          2,060
                                                 41     Capital Corp. of the West ..................................          1,138
                                                 42     Capital Crossing Bank (b) ..................................          1,432
                                                 53     Capitol Bancorp Ltd. .......................................          1,781
                                                 86     Cascade Bancorp ............................................          1,806
                                                299     Cathay General Bancorp .....................................         10,079
                                                 88     Center Financial Corp. .....................................          2,185
                                                 47     Central Coast Bancorp (b) ..................................            851
                                                198     Central Pacific Financial Corp. ............................          7,049
                                                 40     Century Bancorp, Inc. Class A ..............................          1,212
                                                177     Chemical Financial Corp. ...................................          5,860
                                                321     Chittenden Corp. ...........................................          8,731
                                                301     Citizens Banking Corp. .....................................          9,096
                                                 37     City Bank ..................................................          1,124
                                                124     City Holding Co. ...........................................          4,528
                                                 61     CoBiz, Inc. ................................................          1,106
                                                 24     Columbia Bancorp ...........................................            875
                                                122     Columbia Banking System, Inc. ..............................          3,004
                                                100     Community Bancorp (b) ......................................          3,102
                                                196     Community Bank System, Inc. ................................          4,780
                                                 53     Community Banks, Inc. ......................................          1,374
                                                 63     Community Trust Bancorp, Inc. ..............................          2,061
                                                 93     Corus Bankshares, Inc. .....................................          5,161
                                                600     Doral Financial Corp. ......................................          9,924
                                                 77     EuroBancshares, Inc. (b) ...................................          1,236
                                                 31     FNB Corporation ............................................            868
                                                 52     Farmers Capital Bank Corp. .................................          1,768
                                                 32     Financial Institutions, Inc. ...............................            577

FAM Series Fund, Inc.
Mercury Small Cap Index Portfolio
Schedule of Investments as of June 30, 2005 (continued)

                                             Shares
Industry*                                      Held                             Common Stocks                               Value
-----------------------------------------------------------------------------------------------------------------------------------
Banks: Outside New York City                    235     First BanCorp. .............................................    $     9,435
(continued)                                      55     First Bancorp ..............................................          1,217
                                                 64     First Busey Corp. ..........................................          1,236
                                                178     First Charter Corp. ........................................          3,911
                                                 37     First Citizens BancShares, Inc. Class A ....................          5,348
                                                427     First Commonwealth Financial Corp. .........................          5,850
                                                 97     First Community Bancorp, Inc. ..............................          4,608
                                                 80     First Community Bancshares, Inc. ...........................          2,600
                                                260     First Financial Bancorp ....................................          4,914
                                                105     First Financial Bankshares, Inc. ...........................          3,564
                                                 75     First Financial Corp. ......................................          2,155
                                                140     First Merchants Corp. ......................................          3,479
                                                321     First Midwest Bancorp, Inc. ................................         11,290
                                                 59     First Oak Brook Bancshares, Inc. ...........................          1,665
                                                 32     The First of Long Island Corp. .............................          1,333
                                                128     First State Bancorporation .................................          2,469
                                                 97     Franklin Bank Corp. (b) ....................................          1,820
                                                180     Frontier Financial Corp. ...................................          4,547
                                                 87     GB&T Bancshares, Inc. ......................................          2,067
                                                220     Glacier Bancorp, Inc. ......................................          5,749
                                                298     Gold Banc Corp., Inc. ......................................          4,336
                                                357     Greater Bay Bancorp ........................................          9,414
                                                100     Greene County Bancshares, Inc. .............................          2,732
                                                169     Hancock Holding Co. ........................................          5,814
                                                222     Hanmi Financial Corp. ......................................          3,707
                                                155     Harleysville National Corp. ................................          3,590
                                                 41     Heartland Financial USA, Inc. ..............................            801
                                                100     Heritage Commerce Corp. ....................................          1,836
                                                300     Hudson United Bancorp ......................................         10,830
                                                112     Independent Bank Corp./MA ..................................          3,160
                                                106     Independent Bank Corp./MI ..................................          3,015
                                                122     Integra Bank Corp. .........................................          2,760
                                                 81     Interchange Financial Services Corp. .......................          1,486
                                                133     Irwin Financial Corp. ......................................          2,951
                                                 85     Lakeland Bancorp, Inc. .....................................          1,327
                                                 51     Lakeland Financial Corp. ...................................          2,075
                                                116     MB Financial, Inc. .........................................          4,620
                                                 74     MBT Financial Corp. ........................................          1,425
                                                 49     Macatawa Bank Corp. ........................................          1,700
                                                114     Main Street Banks, Inc. ....................................          2,902
                                                144     MainSource Financial Group, Inc. ...........................          2,605
                                                 35     Mercantile Bank Corp. ......................................          1,539
                                                173     Mid-State Bancshares .......................................          4,804
                                                 49     Midwest Banc Holdings, Inc. ................................            945
                                                 27     NBC Capital Corp. ..........................................            657
                                                198     NBT Bancorp, Inc. ..........................................          4,681
                                                141     Nara Bancorp, Inc. .........................................          2,070
                                                210     National Penn Bancshares, Inc. .............................          5,246
                                                 36     Oak Hill Financial, Inc. ...................................          1,051
                                                419     Old National Bancorp .......................................          8,967
                                                 73     Old Second Bancorp, Inc. ...................................          2,124
                                                 89     Omega Financial Corp. ......................................          2,763
                                                140     Oriental Financial Group ...................................          2,136
                                                286     Pacific Capital Bancorp ....................................         10,605
                                                 91     Park National Corp. ........................................         10,056
                                                 33     Peapack Gladstone Financial Corp. ..........................            914
                                                 63     Pennrock Financial Services Corp. ..........................          2,261
                                                 52     Peoples Bancorp, Inc. ......................................          1,391
                                                100     Pinnacle Financial Partners, Inc. (b) ......................          2,400
                                                122     Piper Jaffray Cos. (b) .....................................          3,712
                                                 55     Placer Sierra Bancshares ...................................          1,500
                                                124     PrivateBancorp, Inc. .......................................          4,387
                                                126     Prosperity Bancshares, Inc. ................................          3,605

FAM Series Fund, Inc.
Mercury Small Cap Index Portfolio
Schedule of Investments as of June 30, 2005 (continued)

                                             Shares
Industry*                                      Held                             Common Stocks                               Value
-----------------------------------------------------------------------------------------------------------------------------------
Banks: Outside New York City                    228     Provident Bankshares Corp. .................................    $     7,275
(concluded)                                     196     R-G Financial Corp. Class B ................................          3,467
                                                 44     Renasant Corp. .............................................          1,353
                                                397     Republic Bancorp, Inc. .....................................          5,947
                                                 36     Republic Bancorp, Inc. Class A .............................            782
                                                143     S&T Bancorp, Inc. ..........................................          5,162
                                                 68     SCBT Financial Corp. .......................................          2,152
                                                244     SVB Financial Group (b) ....................................         11,688
                                                 58     SY Bancorp, Inc. ...........................................          1,325
                                                 83     Sandy Spring Bancorp, Inc. .................................          2,907
                                                 54     Seacoast Banking Corp. of Florida ..........................          1,063
                                                 38     Security Bank Corp. ........................................            870
                                                 80     Simmons First National Corp. Class A .......................          2,169
                                                 23     Smithtown Bancorp, Inc. ....................................            543
                                                 42     Southside Bancshares, Inc. .................................            861
                                                 91     Southwest Bancorp, Inc. ....................................          1,864
                                                 36     State Bancorp, Inc. ........................................            814
                                                 54     State Financial Services Corp. Class A .....................          2,174
                                                330     Sterling Bancshares, Inc. ..................................          5,135
                                                156     Sterling Financial Corp. ...................................          3,324
                                                 58     Suffolk Bancorp ............................................          1,873
                                                 46     Sun Bancorp, Inc. (b) ......................................            951
                                                324     Susquehanna Bancshares, Inc. ...............................          7,967
                                                164     Texas Capital Bancshares, Inc. (b) .........................          3,237
                                                286     Texas Regional Bancshares, Inc. Class A ....................          8,717
                                                 42     Tompkins Trustco, Inc. .....................................          1,823
                                                 53     Trico Bancshares ...........................................          1,184
                                                427     TrustCo Bank Corp NY .......................................          5,577
                                                295     Trustmark Corp. ............................................          8,632
                                                600     UCBH Holdings, Inc. ........................................          9,744
                                                108     UMB Financial Corp. ........................................          6,159
                                                 56     USB Holding Co., Inc. ......................................          1,310
                                                308     Umpqua Holdings Corp. ......................................          7,250
                                                 70     Union Bankshares Corp. .....................................          2,703
                                                260     United Bankshares, Inc. ....................................          9,259
                                                170     United Community Banks, Inc. ...............................          4,423
                                                 58     Univest Corp. of Pennsylvania ..............................          1,738
                                                162     Unizan Financial Corp. .....................................          4,340
                                                 35     Virginia Commerce Bancorp (b) ..............................            852
                                                 61     Virginia Financial Group, Inc. .............................          2,140
                                                 71     Washington Trust Bancorp, Inc. .............................          1,965
                                                108     WesBanco, Inc. .............................................          3,242
                                                139     West Bancorporation, Inc. ..................................          2,613
                                                119     West Coast Bancorp .........................................          2,905
                                                218     Westamerica Bancorporation .................................         11,513
                                                 29     Western Sierra Bancorp (b) .................................            982
                                                115     Wilshire Bancorp, Inc. .....................................          1,648
                                                151     Wintrust Financial Corp. ...................................          7,905
                                                 41     Yardville National Bancorp .................................          1,466
                                                                                                                        -----------
                                                                                                                            570,930
-----------------------------------------------------------------------------------------------------------------------------------
Beverage: Brewers (Wineries)--0.0%               73     Boston Beer Co., Inc. Class A (b) ..........................          1,638
-----------------------------------------------------------------------------------------------------------------------------------
Beverage: Soft Drinks--0.1%                      18     Coca-Cola Bottling Co. Consolidated ........................            910
                                                 48     Hansen Natural Corp. (b) ...................................          4,067
                                                 94     Peet's Coffee & Tea, Inc. (b) ..............................          3,106
                                                                                                                        -----------
                                                                                                                              8,083
-----------------------------------------------------------------------------------------------------------------------------------
Biotechnology Research &                        600     Aastrom Biosciences, Inc. (b) ..............................          1,872
Production--2.7%                                562     Abgenix, Inc. (b) ..........................................          4,822
                                                223     Albany Molecular Research, Inc. (b) ........................          3,122
                                                191     Alexion Pharmaceuticals, Inc. (b) ..........................          4,401
                                                194     Antigenics, Inc. (b) .......................................          1,049
                                                458     Applera Corp.--Celera Genomics Group (b) ...................          5,024
                                                400     Arena Pharmaceuticals, Inc. (b) ............................          2,728

FAM Series Fund, Inc.
Mercury Small Cap Index Portfolio
Schedule of Investments as of June 30, 2005 (continued)

                                             Shares
Industry*                                      Held                             Common Stocks                               Value
-----------------------------------------------------------------------------------------------------------------------------------
Biotechnology Research &                        381     Ariad Pharmaceuticals, Inc. (b) ............................    $     2,537
Production                                      200     Arqule, Inc. (b) ...........................................          1,296
(continued)                                     240     Array Biopharma, Inc. (b) ..................................          1,512
                                                151     Arthrocare Corp. (b) .......................................          5,276
                                                100     Barrier Therapeutics, Inc. (b) .............................            793
                                                288     Bioenvision, Inc. (b) ......................................          2,097
                                                200     Caliper Life Sciences, Inc. (b) ............................          1,120
                                                100     CancerVax Corp. (b) ........................................            285
                                                328     Cell Genesys, Inc. (b) .....................................          1,755
                                                436     Cell Therapeutics, Inc. (b) ................................          1,182
                                                466     Corixa Corp. (b) ...........................................          2,041
                                                351     Cubist Pharmaceuticals, Inc. (b) ...........................          4,623
                                                321     CuraGen Corp. (b) ..........................................          1,650
                                                264     Curis, Inc. (b) ............................................          1,030
                                                174     Cypress Bioscience, Inc. (b) ...............................          2,292
                                                351     deCODE genetics, Inc. (b) ..................................          3,296
                                                103     Digene Corp. (b) ...........................................          2,851
                                                342     Discovery Laboratories, Inc. (b) ...........................          2,493
                                                120     Diversa Corp. (b) ..........................................            625
                                                209     Dov Pharmaceutical, Inc. (b) ...............................          3,900
                                                403     Encysive Pharmaceuticals, Inc. (b) .........................          4,356
                                                411     Enzon Pharmaceuticals, Inc. (b) ............................          2,663
                                                483     Exelixis, Inc. (b) .........................................          3,589
                                                100     Genitope Corp. (b) .........................................          1,284
                                                331     Geron Corp. (b) ............................................          2,562
                                                827     Human Genome Sciences, Inc. (b) ............................          9,577
                                                400     ICOS Corp. (b) .............................................          8,468
                                                100     Idenix Pharmaceuticals Inc. (b) ............................          2,168
                                                531     Incyte Corp. (b) ...........................................          3,797
                                                121     Integra LifeSciences Holdings Corp. (b) ....................          3,533
                                                210     InterMune, Inc. (b) ........................................          2,738
                                                300     Introgen Therapeutics, Inc. (b) ............................          1,932
                                                100     Isolagen, Inc. (b) .........................................            410
                                                 74     Kensey Nash Corp. (b) ......................................          2,238
                                                120     Keryx Biopharmaceuticals, Inc. (b) .........................          1,584
                                                382     Lexicon Genetics, Inc. (b) .................................          1,887
                                                 69     MannKind Corp. (b) .........................................            693
                                                200     Martek Biosciences Corp. (b) ...............................          7,590
                                                118     Maxygen, Inc. (b) ..........................................            809
                                                100     Momenta Pharmaceuticals Inc (b) ............................          1,977
                                                 92     Myogen, Inc. (b) ...........................................            643
                                                216     Myriad Genetics, Inc. (b) ..................................          3,380
                                                230     NPS Pharmaceuticals, Inc. (b) ..............................          2,611
                                                457     Nabi Biopharmaceuticals (b) ................................          6,960
                                                349     Nanogen, Inc. (b) ..........................................          1,340
                                                100     Nastech Pharmaceutical Co, Inc. (b) ........................          1,423
                                                200     Neurocrine Biosciences, Inc. (b) ...........................          8,412
                                                134     Neurogen Corp. (b) .........................................            914
                                                138     Northfield Laboratories, Inc. (b) ..........................          1,975
                                                214     Nuvelo, Inc. (b) ...........................................          1,654
                                                100     Orchid Cellmark, Inc. (b) ..................................          1,081
                                                 69     PRA International (b) ......................................          1,848
                                                100     Pharmos Corp. (b) ..........................................            245
                                                 93     Progenics Pharmaceuticals, Inc. (b) ........................          1,940
                                                 82     Rigel Pharmaceuticals, Inc. (b) ............................          1,633
                                                600     Savient Pharmaceuticals, Inc. (b) ..........................          2,646
                                                161     Seattle Genetics, Inc. (b) .................................            863
                                                241     Serologicals Corp. (b) .....................................          5,121
                                                400     StemCells, Inc. (b) ........................................          1,680
                                                140     Tanox, Inc. (b) ............................................          1,641
                                                306     Telik, Inc. (b) ............................................          4,976
                                                100     Tercica, Inc. (b) ..........................................            869
                                                181     Transkaryotic Therapies, Inc. (b) ..........................          6,621

FAM Series Fund, Inc.
Mercury Small Cap Index Portfolio
Schedule of Investments as of June 30, 2005 (continued)

                                             Shares
Industry*                                      Held                             Common Stocks                               Value
-----------------------------------------------------------------------------------------------------------------------------------
Biotechnology Research &                        122     Trimeris, Inc. (b) .........................................    $     1,218
Production                                      323     Vicuron Pharmaceuticals, Inc. (b) ..........................          9,012
(concluded)                                     700     ViroLogic, Inc. (b) ........................................          1,736
                                                 60     Vnus Medical Technologies, Inc. (b) ........................            722
                                                114     Zymogenetics, Inc. (b) .....................................          2,006
                                                                                                                        -----------
                                                                                                                            204,697
-----------------------------------------------------------------------------------------------------------------------------------
Building: Air Conditioning--0.2%                317     Lennox International, Inc. .................................          6,711
                                                287     York International Corp. ...................................         10,906
                                                                                                                        -----------
                                                                                                                             17,617
-----------------------------------------------------------------------------------------------------------------------------------
Building: Cement--0.2%                          130     Eagle Materials, Inc. ......................................         12,037
-----------------------------------------------------------------------------------------------------------------------------------
Building: Heating & Plumbing--0.1%               90     Interline Brands Inc. (b) ..................................          1,782
                                                552     Jacuzzi Brands, Inc. (b) ...................................          5,923
                                                                                                                        -----------
                                                                                                                              7,705
-----------------------------------------------------------------------------------------------------------------------------------
Building Materials--0.7%                         41     Ameron International Corp. .................................          1,533
                                                 99     Building Material Holding Corp. ............................          6,860
                                                400     Hughes Supply, Inc. ........................................         11,240
                                                166     LSI Industries, Inc. .......................................          2,314
                                                141     NCI Building Systems, Inc. (b) .............................          4,625
                                                228     Simpson Manufacturing Co., Inc. ............................          6,965
                                                148     Texas Industries, Inc. .....................................          8,322
                                                 60     Trex Co., Inc. (b) .........................................          1,542
                                                161     Watsco, Inc. ...............................................          6,859
                                                100     Zoltek Cos., Inc. (b) ......................................          1,123
                                                                                                                        -----------
                                                                                                                             51,383
-----------------------------------------------------------------------------------------------------------------------------------
Building: Miscellaneous--0.1%                   205     Comfort Systems USA, Inc. (b) ..............................          1,349
                                                 60     Drew Industries, Inc. (b) ..................................          2,724
                                                243     Griffon Corp. (b) ..........................................          5,395
                                                                                                                        -----------
                                                                                                                              9,468
-----------------------------------------------------------------------------------------------------------------------------------
Building: Roofing & Wallboard--0.1%             109     Beacon Roofing Supply, Inc. (b) ............................          2,867
                                                116     ElkCorp ....................................................          3,312
                                                                                                                        -----------
                                                                                                                              6,179
-----------------------------------------------------------------------------------------------------------------------------------
Cable Television Services--0.1%               2,198     Charter Communications, Inc. Class A (b)(e) ................          2,594
                                                100     Crown Media Holdings, Inc. Class A (b) .....................            943
                                                265     Insight Communications Company, Inc. Class A (b) ...........          2,928
                                                548     TiVo, Inc. (b)(e) ..........................................          3,661
                                                                                                                        -----------
                                                                                                                             10,126
-----------------------------------------------------------------------------------------------------------------------------------
Casinos & Gambling--0.8%                        359     Alliance Gaming Corp. (b) ..................................          5,033
                                                174     Ameristar Casinos, Inc. ....................................          4,540
                                                172     Argosy Gaming Co. (b) ......................................          8,017
                                                242     Aztar Corp. (b) ............................................          8,289
                                                 40     Churchill Downs, Inc. ......................................          1,700
                                                 98     Dover Downs Gaming & Entertainment, Inc. ...................          1,299
                                                100     Empire Resorts, Inc. (b) ...................................            400
                                                 75     Isle of Capri Casinos, Inc. (b) ............................          1,965
                                                125     Lakes Entertainment, Inc. (b) ..............................          1,925
                                                188     MTR Gaming Group, Inc. (b) .................................          2,188
                                                299     Magna Entertainment Corp. Class A (b) ......................          1,686
                                                200     Mikohn Gaming Corp. (b) ....................................          2,945
                                                173     Multimedia Games, Inc. (b) .................................          1,905
                                                285     Pinnacle Entertainment, Inc. (b) ...........................          5,575
                                                243     Shuffle Master, Inc. (b) ...................................          6,811
                                                119     WMS Industries, Inc. (b) ...................................          4,016
                                                                                                                        -----------
                                                                                                                             58,294
-----------------------------------------------------------------------------------------------------------------------------------

FAM Series Fund, Inc.
Mercury Small Cap Index Portfolio
Schedule of Investments as of June 30, 2005 (continued)

                                             Shares
Industry*                                      Held                             Common Stocks                               Value
-----------------------------------------------------------------------------------------------------------------------------------
Chemicals--1.2%                                  44     American Vanguard Corp. ....................................    $       920
                                                171     Arch Chemicals, Inc. .......................................          4,268
                                                173     Cabot Microelectronics Corp. (b) ...........................          5,015
                                                271     Calgon Carbon Corp. ........................................          2,398
                                                156     Cambrex Corp. ..............................................          2,972
                                                147     Energy Conversion Devices, Inc. (b) ........................          3,290
                                                250     EnerSys (b) ................................................          3,408
                                                198     Georgia Gulf Corp. .........................................          6,148
                                                352     Great Lakes Chemical Corp. .................................         11,077
                                                693     Hercules, Inc. (b) .........................................          9,806
                                                165     MacDermid, Inc. ............................................          5,141
                                                170     Medis Technologies Ltd. (b) ................................          2,822
                                                 32     NL Industries ..............................................            492
                                                 91     NewMarket Corp. (b) ........................................          1,346
                                                 64     Nuco2, Inc. (b) ............................................          1,643
                                                199     OM Group, Inc. (b) .........................................          4,913
                                                103     Octel Corp. ................................................          1,854
                                                100     Pioneer Cos., Inc. (b) .....................................          2,199
                                                554     PolyOne Corp. (b) ..........................................          3,667
                                                 35     Quaker Chemical Corp. ......................................            611
                                                176     Schulman A, Inc. ...........................................          3,149
                                                100     Senomyx, Inc. (b) ..........................................          1,651
                                                210     UAP Holding Corp. ..........................................          3,486
                                                106     Ultralife Batteries, Inc. (b) ..............................          1,712
                                                220     Valence Technology, Inc. (b) ...............................            620
                                                414     WR Grace & Co. (b) .........................................          3,225
                                                 66     Westlake Chemical Corp. ....................................          1,617
                                                                                                                        -----------
                                                                                                                             89,450
-----------------------------------------------------------------------------------------------------------------------------------
Coal--0.2%                                      200     Alpha Natural Resources, Inc. (b) ..........................          4,776
                                                160     Foundation Coal Holdings, Inc. .............................          4,150
                                                100     James River Coal Co. (b) ...................................          3,465
                                                                                                                        -----------
                                                                                                                             12,391
-----------------------------------------------------------------------------------------------------------------------------------
Commercial Information Services--0.4%           192     Arbitron, Inc. .............................................          8,237
                                              3,057     CMGI, Inc. (b) .............................................          5,778
                                                279     infoUSA, Inc. ..............................................          3,264
                                                108     LECG Corp. (b) .............................................          2,296
                                                175     ProQuest Co. (b) ...........................................          5,738
                                                124     Sourcecorp (b) .............................................          2,458
                                                                                                                        -----------
                                                                                                                             27,771
-----------------------------------------------------------------------------------------------------------------------------------
Communications & Media--0.1%                    472     Entravision Communications Corp. Class A (b) ...............          3,677
                                              1,500     Gemstar-TV Guide International, Inc. (b) ...................          5,385
                                                                                                                        -----------
                                                                                                                              9,062
-----------------------------------------------------------------------------------------------------------------------------------
Communications Technology--2.4%               2,400     3Com Corp. (b) .............................................          8,736
                                                400     Adtran, Inc. ...............................................          9,916
                                                106     Anaren, Inc. (b) ...........................................          1,394
                                                183     Anixter International, Inc. (b) ............................          6,802
                                                244     Aspect Communications Corp. (b) ............................          2,740
                                                200     Atheros Communications Inc. (b) ............................          1,612
                                                300     Avocent Corp. (b) ..........................................          7,842
                                                 89     Bel Fuse, Inc. .............................................          2,720
                                                 97     Black Box Corp. ............................................          3,434
                                                357     Broadwing Corp. (b) ........................................          1,649
                                              1,673     Brocade Communications Systems, Inc. (b) ...................          6,491
                                                316     CSG Systems International (b) ..............................          5,998
                                                136     Catapult Communications Corp. (b) ..........................          2,320
                                              3,500     Ciena Corp. (b) ............................................          7,315
                                                154     Comtech Telecommunications Corp. (b) .......................          5,025
                                                161     Digi International, Inc. (b) ...............................          1,909
                                                419     Ditech Communications Corp. (b) ............................          2,719
                                                219     Echelon Corp. (b) ..........................................          1,507
                                                100     EndWare Corp. (b) ..........................................          4,760

FAM Series Fund, Inc.
Mercury Small Cap Index Portfolio
Schedule of Investments as of June 30, 2005 (continued)

                                             Shares
Industry*                                      Held                             Common Stocks                               Value
-----------------------------------------------------------------------------------------------------------------------------------
Communications Technology                       551     Entrust, Inc. (b) ..........................................    $     2,639
(concluded)                                     774     Extreme Networks (b) .......................................          3,173
                                                977     Finisar Corp. (b) ..........................................          1,026
                                                700     Foundry Networks, Inc. (b) .................................          6,041
                                                600     Glenayre Technologies, Inc. (b) ............................          2,262
                                                513     Harmonic, Inc. (b) .........................................          2,478
                                                158     InPhonic, Inc. (b) .........................................          2,430
                                                152     Inter-Tel, Inc. ............................................          2,829
                                                262     InterVoice, Inc. (b) .......................................          2,261
                                                195     Ixia (b) ...................................................          3,791
                                                115     j2 Global Communications, Inc. (b) .........................          3,961
                                                159     Netgear, Inc. (b) ..........................................          2,957
                                                208     Novatel Wireless, Inc. (b) .................................          2,594
                                                664     Oplink Communications, Inc. (b) ............................          1,135
                                                258     Redback Networks, Inc. (b) .................................          1,646
                                                279     Seachange International, Inc. (b) ..........................          1,959
                                                209     Secure Computing Corp. (b) .................................          2,274
                                              1,600     Sonus Networks, Inc. (b) ...................................          7,648
                                                140     Standard Microsystems Corp. (b) ............................          3,273
                                              1,069     Sycamore Networks, Inc. (b) ................................          3,688
                                                120     Syniverse Holdings, Inc. (b) ...............................          1,680
                                              1,400     TIBCO Software, Inc. (b) ...................................          9,156
                                                111     Talx Corp. .................................................          3,209
                                                345     Tekelec (b) ................................................          5,796
                                                400     Telkonet, Inc. (b) .........................................          1,972
                                                157     Terremark Worldwide, Inc. (b) ..............................          1,099
                                                 51     Ulticom, Inc. (b) ..........................................            541
                                                700     UTStarcom, Inc. (b) ........................................          5,243
                                                153     Viasat, Inc. (b) ...........................................          3,110
                                                186     WebEx Communications, Inc. (b) .............................          4,912
                                                386     Westell Technologies, Inc. Class A (b) .....................          2,308
                                                401     Zhone Technologies, Inc. (b) ...............................          1,331
                                                                                                                        -----------
                                                                                                                            185,311
-----------------------------------------------------------------------------------------------------------------------------------
Computer Services                               300     AMICAS, Inc. (b) ...........................................          1,359
Software & Systems--4.3%                        600     Acxiom Corp. ...............................................         12,528
                                                383     Agile Software Corp. (b) ...................................          2,413
                                                146     Altiris, Inc. (b) ..........................................          2,143
                                                100     American Reprographics Co. (b) .............................          1,609
                                                216     Ansys, Inc. (b) ............................................          7,670
                                                188     Anteon International Corp. (b) .............................          8,576
                                                400     Applied Digital Solutions, Inc.. (b) .......................          1,312
                                                401     Ariba, Inc. (b) ............................................          2,326
                                                390     AsiaInfo Holdings, Inc. (b) ................................          2,149
                                                316     Aspen Technology, Inc. (b) .................................          1,643
                                                200     Audible, Inc. (b) ..........................................          3,474
                                              1,200     BearingPoint, Inc. (b) .....................................          8,796
                                                100     Blackboard, Inc. (b) .......................................          2,392
                                                 81     Blue Coat Systems, Inc. (b) ................................          2,420
                                                564     Borland Software Corp. (b) .................................          3,869
                                                100     COMSYS IT Partners, Inc. (b) ...............................          1,706
                                                303     Ciber, Inc. (b) ............................................          2,418
                                                100     Click Commerce, Inc. (b) ...................................          2,297
                                                143     Concur Technologies, Inc. (b) ..............................          1,506
                                                125     Covansys Corp. (b) .........................................          1,606
                                                255     Dendrite International, Inc. (b) ...........................          3,519
                                                204     Digital River, Inc. (b) ....................................          6,477
                                                497     Digitas, Inc. (b) ..........................................          5,671
                                                442     E.piphany, Inc. (b) ........................................          1,538
                                                116     EPIQ Systems, Inc. (b) .....................................          1,898
                                                182     eCollege.com, Inc. (b) .....................................          2,166
                                                373     Electronics for Imaging (b) ................................          7,848
                                                100     Emageon, Inc. (b) ..........................................          1,401
                                                285     Epicor Software Corp. (b) ..................................          3,762

FAM Series Fund, Inc.
Mercury Small Cap Index Portfolio
Schedule of Investments as of June 30, 2005 (continued)

                                             Shares
Industry*                                      Held                             Common Stocks                               Value
-----------------------------------------------------------------------------------------------------------------------------------
Computer Services                                58     Equinix, Inc. (b) ..........................................    $     2,514
Software & Systems                              382     Gartner, Inc. Class A (b) ..................................          4,057
(continued)                                     100     iGate Corp. (b) ............................................            358
                                                124     Infocrossing, Inc. (b) .....................................          1,546
                                                499     Informatica Corp. (b) ......................................          4,187
                                                381     Internet Capital Group, Inc. (b) ...........................          2,793
                                                242     Internet Security Systems (b) ..............................          4,910
                                                 83     Intervideo, Inc. (b) .......................................          1,194
                                                261     Interwoven, Inc. (b) .......................................          1,965
                                                196     JDA Software Group, Inc. (b) ...............................          2,230
                                                122     Jupitermedia Corp. (b) .....................................          2,090
                                                158     Kanbay International, Inc. (b) .............................          3,651
                                                305     Keane, Inc. (b) ............................................          4,179
                                                127     Keynote Systems, Inc. (b) ..................................          1,482
                                                321     Lawson Software, Inc. (b) ..................................          1,653
                                                268     Lionbridge Technologies (b) ................................          1,817
                                                105     MRO Software, Inc. (b) .....................................          1,534
                                                339     Macrovision Corp. (b) ......................................          7,641
                                                240     Magma Design Automation, Inc. (b) ..........................          2,006
                                                211     Manhattan Associates, Inc. (b) .............................          4,053
                                                 96     Mantech International Corp. Class A (b) ....................          2,980
                                                158     Mapinfo Corp. (b) ..........................................          1,661
                                                298     Matrixone, Inc. (b) ........................................          1,490
                                                528     Mentor Graphics Corp. (b) ..................................          5,412
                                                152     Mercury Computer Systems, Inc. (b) .........................          4,160
                                                 86     Merge Technologies, Inc. (b) ...............................          1,613
                                                 84     MicroStrategy, Inc. Class A (b) ............................          4,455
                                                470     Micromuse, Inc. (b) ........................................          2,660
                                                224     Micros Systems, Inc. (b) ...................................         10,024
                                                200     Motive, Inc. (b) ...........................................          1,986
                                                116     Ness Technologies, Inc. (b) ................................          1,232
                                                351     NetIQ Corp. (b) ............................................          3,984
                                                116     Netscout Systems, Inc. (b) .................................            764
                                                200     Online Resources Corp. (b) .................................          2,262
                                                185     Open Solutions, Inc. (b) ...................................          3,757
                                                442     Openwave Systems, Inc. (b) .................................          7,249
                                                423     Opsware, Inc. (b) ..........................................          2,166
                                                113     PDF Solutions, Inc. (b) ....................................          1,483
                                                198     Packeteer, Inc. (b) ........................................          2,792
                                              1,735     Parametric Technology Corp. (b) ............................         11,069
                                                100     Pegasystems, Inc. (b) ......................................            590
                                                412     Pinnacle Systems, Inc. (b) .................................          2,266
                                                188     Progress Software Corp. (b) ................................          5,668
                                                100     QAD, Inc. ..................................................            770
                                                309     Quest Software, Inc. (b) ...................................          4,212
                                                695     RealNetworks, Inc. (b) .....................................          3,454
                                                100     RightNow Technologies, Inc. (b) ............................          1,202
                                                 53     SI International, Inc. (b) .................................          1,588
                                                172     SPSS, Inc. (b) .............................................          3,304
                                                 77     SS&C Technologies, Inc. ....................................          2,439
                                                127     SYKES Enterprises, Inc. (b) ................................          1,204
                                                149     SafeNet, Inc. (b) ..........................................          5,075
                                                486     Sapient Corp. (b) ..........................................          3,854
                                                571     ScanSoft, Inc. (b) .........................................          2,158
                                                303     Seebeyond Technology Corp. (b) .............................          1,267
                                                181     Serena Software, Inc. (b) ..................................          3,493
                                                352     SonicWALL, Inc. (b) ........................................          1,897
                                                169     Stellent, Inc. (b) .........................................          1,268
                                                279     SupportSoft, Inc. (b) ......................................          1,448
                                                262     Transaction Systems Architects, Inc. Class A (b) ...........          6,453
                                                342     Trizetto Group (b) .........................................          4,791
                                                201     Tyler Technologies, Inc. (b) ...............................          1,520
                                                 84     Ultimate Software Group, Inc. (b) ..........................          1,378

FAM Series Fund, Inc.
Mercury Small Cap Index Portfolio
Schedule of Investments as of June 30, 2005 (continued)

                                             Shares
Industry*                                      Held                             Common Stocks                               Value
-----------------------------------------------------------------------------------------------------------------------------------
Computer Services                               100     Vasco Data Security International (b) ......................    $       965
Software & Systems                              100     VeriFone Holdings, Inc. (b) ................................          1,625
(concluded)                                      66     Verint Systems, Inc. (b) ...................................          2,123
                                                271     Verity, Inc. (b) ...........................................          2,377
                                                209     Vignette Corp. (b) .........................................          2,351
                                                369     webMethods, Inc. (b) .......................................          2,066
                                                145     Websense, Inc. (b) .........................................          6,967
                                                490     Wind River Systems, Inc. (b) ...............................          7,683
                                                159     Witness Systems, Inc. (b) ..................................          2,899
                                                259     Zoran Corp. (b) ............................................          3,442
                                                                                                                        -----------
                                                                                                                            331,348
-----------------------------------------------------------------------------------------------------------------------------------
Computer Technology--1.6%                       668     Adaptec, Inc. (b) ..........................................          2,592
                                                457     Advanced Digital Information Corp. (b) .....................          3,473
                                                200     Cyberguard Corp. (b) .......................................          1,189
                                                420     Dot Hill Systems Corp. (b) .................................          2,201
                                                527     Emulex Corp. (b) ...........................................          9,623
                                                206     FalconStor Software, Inc. (b) ..............................          1,345
                                                100     Fargo Electronics, Inc. (b) ................................          1,999
                                                263     Filenet Corp. (b) ..........................................          6,612
                                              1,618     Gateway, Inc. (b) ..........................................          5,339
                                                162     Hutchinson Technology, Inc. (b) ............................          6,239
                                                219     Imation Corp. ..............................................          8,495
                                                209     Intergraph Corp. (b) .......................................          7,202
                                                197     Komag, Inc. (b) ............................................          5,589
                                                501     Lexar Media, Inc. (b) ......................................          2,460
                                              1,600     Maxtor Corp. (b) ...........................................          8,320
                                                733     McData Corp. (b) ...........................................          2,932
                                                194     Mobility Electronics, Inc. (b) .............................          1,775
                                                285     PalmOne, Inc. (b) ..........................................          8,484
                                                475     Perot Systems Corp. Class A (b) ............................          6,755
                                                200     Phoenix Technologies Ltd. (b) ..............................          1,556
                                              1,069     Quantum Corp. (b) ..........................................          3,175
                                                476     RSA Security, Inc. (b) .....................................          5,464
                                                200     Radiant Systems, Inc. (b) ..................................          2,280
                                                139     Radisys Corp. (b) ..........................................          2,245
                                                100     Rimage Corp. (b) ...........................................          2,123
                                                 69     Stratasys, Inc. (b) ........................................          2,255
                                                136     Synaptics, Inc. (b) ........................................          2,905
                                                140     Trident Microsystems, Inc. (b) .............................          3,177
                                                305     UNOVA, Inc. (b) ............................................          8,122
                                                                                                                        -----------
                                                                                                                            125,926
-----------------------------------------------------------------------------------------------------------------------------------
Construction--0.3%                               85     Brookfield Homes Corp. .....................................          3,876
                                                 89     EMCOR Group, Inc. (b) ......................................          4,352
                                                201     Granite Construction, Inc. .................................          5,648
                                                 65     Perini Corp. (b) ...........................................          1,067
                                                178     Washington Group International, Inc. (b) ...................          9,099
                                                                                                                        -----------
                                                                                                                             24,042
-----------------------------------------------------------------------------------------------------------------------------------
Consumer Electronics--0.9%                      251     Alloy, Inc. (b) ............................................          1,290
                                                300     Atari Inc. (b) .............................................            834
                                                872     CNET Networks, Inc. (b) ....................................         10,237
                                                 98     DTS, Inc. (b) ..............................................          1,747
                                                806     DoubleClick, Inc. (b) ......................................          6,762
                                                804     Earthlink, Inc. (b) ........................................          6,963
                                                216     Infospace, Inc. (b) ........................................          7,113
                                                339     Ipass, Inc. (b) ............................................          2,054
                                                251     iVillage, Inc. (b) .........................................          1,501
                                                100     Jamdat Mobile, Inc. (b) ....................................          2,768
                                                 56     Lifeline Systems, Inc. (b) .................................          1,799
                                                100     LoJack Corp. (b) ...........................................          1,756
                                                178     Midway Games, Inc. (b) .....................................          1,951
                                                155     NIC, Inc. (b) ..............................................            716

FAM Series Fund, Inc.
Mercury Small Cap Index Portfolio
Schedule of Investments as of June 30, 2005 (continued)

                                             Shares
Industry*                                      Held                             Common Stocks                               Value
-----------------------------------------------------------------------------------------------------------------------------------
Consumer Electronics                            161     Navarre Corp. (b) ..........................................    $     1,287
(concluded)                                     300     NetFlix, Inc. (b) ..........................................          4,923
                                                131     Sohu.com, Inc. (b) .........................................          2,872
                                                269     THQ, Inc. (b) ..............................................          7,874
                                                428     United Online, Inc. ........................................          4,648
                                                112     Universal Electronics, Inc. (b) ............................          1,858
                                                                                                                        -----------
                                                                                                                             70,953
-----------------------------------------------------------------------------------------------------------------------------------
Consumer Products--0.9%                         206     Blyth, Inc. ................................................          5,778
                                                100     CNS, Inc. ..................................................          2,285
                                                 24     CSS Industries, Inc. .......................................            812
                                                100     Citi Trends, Inc. (b) ......................................          1,808
                                                170     Jarden Corp. (b) ...........................................          9,166
                                                 80     Mannatech, Inc. ............................................          1,522
                                                199     Matthews International Corp. Class A .......................          7,753
                                                203     Nautilus, Inc. .............................................          5,786
                                                167     Oakley, Inc. ...............................................          2,844
                                                283     Playtex Products, Inc. (b) .................................          3,045
                                                120     RC2 Corp. (b) ..............................................          4,508
                                                184     The Topps Co., Inc. ........................................          1,846
                                                368     Tupperware Corp. ...........................................          8,600
                                                 79     USANA Health Sciences, Inc. (b) ............................          3,342
                                                 44     Water Pik Technologies, Inc. (b) ...........................            838
                                                243     Yankee Candle Co., Inc. ....................................          7,800
                                                                                                                        -----------
                                                                                                                             67,733
-----------------------------------------------------------------------------------------------------------------------------------
Containers & Packaging:                          95     Greif, Inc. ................................................          5,805
Metals & Glass--0.2%                            105     Mobile Mini, Inc. (b) ......................................          3,620
                                                 80     Silgan Holdings, Inc. ......................................          4,499
                                                                                                                        -----------
                                                                                                                             13,924
-----------------------------------------------------------------------------------------------------------------------------------
Containers & Packaging:                         390     Graphic Packaging Corp. (b) ................................          1,424
Paper & Plastic--0.1%                           200     Myers Industries, Inc. .....................................          2,500
                                                                                                                        -----------
                                                                                                                              3,924
-----------------------------------------------------------------------------------------------------------------------------------
Copper--0.1%                                    217     Mueller Industries, Inc. ...................................          5,881
-----------------------------------------------------------------------------------------------------------------------------------
Cosmetics--0.2%                                 165     Elizabeth Arden, Inc. (b) ..................................          3,859
                                                 52     Inter Parfums, Inc. ........................................          1,008
                                                332     Nu Skin Enterprises, Inc. Class A ..........................          7,736
                                                100     Parlux Fragrances, Inc. (b) ................................          2,767
                                                842     Revlon, Inc. Class A (b) ...................................          2,585
                                                                                                                        -----------
                                                                                                                             17,955
-----------------------------------------------------------------------------------------------------------------------------------
Diversified Financial Services--0.4%            162     Euronet Worldwide, Inc. (b) ................................          4,709
                                                354     F.N.B. Corp. ...............................................          6,956
                                                100     Greenhill & Co., Inc. ......................................          4,051
                                                223     Jones Lang LaSalle, Inc. (b) ...............................          9,863
                                                300     The Nasdaq Stock Market, Inc. (b) ..........................          5,658
                                                264     USI Holdings Corp. (b) .....................................          3,400
                                                                                                                        -----------
                                                                                                                             34,637
-----------------------------------------------------------------------------------------------------------------------------------
Diversified Materials &                         297     Acuity Brands, Inc. ........................................          7,630
Processing--0.7%                                197     Armor Holdings, Inc. (b) ...................................          7,803
                                                117     Barnes Group, Inc. .........................................          3,873
                                                238     Brady Corp. ................................................          7,378
                                                318     Clarcor, Inc. ..............................................          9,302
                                                297     Hexcel Corp. (b) ...........................................          5,025
                                                478     Olin Corp. .................................................          8,719
                                                159     Tredegar Corp. .............................................          2,480
                                                                                                                        -----------
                                                                                                                             52,210
-----------------------------------------------------------------------------------------------------------------------------------

FAM Series Fund, Inc.
Mercury Small Cap Index Portfolio
Schedule of Investments as of June 30, 2005 (continued)

                                             Shares
Industry*                                      Held                             Common Stocks                               Value
-----------------------------------------------------------------------------------------------------------------------------------
Drug & Grocery Store Chains--0.5%               357     Casey's General Stores, Inc. ...............................    $     7,076
                                                144     Great Atlantic & Pacific Tea Co. (b) .......................          4,185
                                                107     Ingles Markets, Inc. Class A ...............................          1,473
                                                183     Longs Drug Stores Corp. ....................................          7,878
                                                 91     Nash Finch Co. .............................................          3,343
                                                250     Pathmark Stores, Inc. (b) ..................................          2,190
                                                196     Ruddick Corp. ..............................................          5,004
                                                104     Smart & Final, Inc. (b) ....................................          1,274
                                                200     Spartan Stores, Inc. (b) ...................................          2,934
                                                 61     Weis Markets, Inc. .........................................          2,366
                                                219     Wild Oats Markets, Inc. (b) ................................          2,508
                                                                                                                        -----------
                                                                                                                             40,231
-----------------------------------------------------------------------------------------------------------------------------------
Drugs & Pharmaceuticals--2.7%                   600     AVANIR Pharmaceuticals Class A (b) .........................          1,680
                                                286     Adolor Corp. (b) ...........................................          2,647
                                                569     Alkermes, Inc. (b) .........................................          7,522
                                                241     Alpharma, Inc. Class A .....................................          3,487
                                                700     Amylin Pharmaceuticals, Inc.. (b) ..........................         14,651
                                                400     Andrx Corp. (b) ............................................          8,124
                                                256     Atherogenics Inc. (b) ......................................          4,091
                                                 73     Bentley Pharmaceuticals, Inc. (b) ..........................            799
                                                368     BioMarin Pharmaceuticals, Inc. (b) .........................          2,756
                                                114     Bone Care International, Inc. (b) ..........................          3,759
                                                234     CV Therapeutics, Inc. (b) ..................................          5,246
                                                100     Caraco Pharmaceutical Laboratories Ltd. (b) ................            858
                                                122     Chattem, Inc. (b) ..........................................          5,051
                                                219     Connetics Corp. (b) ........................................          3,863
                                                357     Dendreon Corp. (b) .........................................          1,867
                                                100     Depomed, Inc. (b) ..........................................            437
                                                382     Durect Corp. (b) ...........................................          1,944
                                                119     Dusa Pharmaceuticals, Inc. (b) .............................          1,107
                                                150     Enzo Biochem, Inc. (b) .....................................          2,690
                                                200     Eyetech Pharmaceuticals, Inc. (b) ..........................          2,528
                                                185     First Horizon Pharmaceutical Corp. (b) .....................          3,522
                                                272     Immunogen, Inc. (b) ........................................          1,575
                                                338     Impax Laboratories, Inc. (b) ...............................          5,307
                                                252     Inspire Pharmaceuticals, Inc. (b) ..........................          2,122
                                                588     Isis Pharmaceuticals, Inc. (b) .............................          2,299
                                                200     Ista Pharmaceuticals, Inc. (b) .............................          1,664
                                                250     KV Pharmaceutical Co. Class A (b) ..........................          4,188
                                                511     Ligand Pharmaceuticals, Inc. Class B (b) ...................          3,551
                                                400     MGI Pharma, Inc. (b) .......................................          8,704
                                                698     Medarex, Inc. (b) ..........................................          5,814
                                                327     Medicines Co. (b) ..........................................          7,649
                                                300     Medicis Pharmaceutical Corp. Class A .......................          9,519
                                                500     Nektar Therapeutics (b) ....................................          8,420
                                                135     Neopharm, Inc. (b) .........................................          1,349
                                                 85     NitroMed, Inc. (b) .........................................          1,653
                                                170     Noven Pharmaceuticals, Inc. (b) ............................          2,972
                                                221     Onyx Pharmaceuticals, Inc. (b) .............................          5,277
                                                170     Pain Therapeutics, Inc. (b) ................................          1,148
                                                233     Par Pharmaceutical Cos., Inc. (b) ..........................          7,412
                                                133     Penwest Pharmaceuticals Co. (b) ............................          1,572
                                                441     Perrigo Co. ................................................          6,148
                                                 92     Pharmion Corp. (b) .........................................          2,135
                                                295     Pozen, Inc. (b) ............................................          2,419
                                                206     Priority Healthcare Corp. (b) ..............................          5,224
                                                222     Regeneron Pharmaceuticals, Inc. (b) ........................          1,863
                                                200     Renovis, Inc. (b) ..........................................          3,054
                                                 76     SFBC International, Inc. (b) ...............................          2,936
                                                253     Salix Pharmaceuticals Ltd. (b) .............................          4,468
                                                369     SuperGen, Inc. (b) .........................................          1,823
                                                132     United Therapeutics Corp. (b) ..............................          6,362
                                                592     Vertex Pharmaceuticals, Inc. (b) ...........................          9,969
                                                                                                                        -----------
                                                                                                                            207,225
-----------------------------------------------------------------------------------------------------------------------------------

FAM Series Fund, Inc.
Mercury Small Cap Index Portfolio
Schedule of Investments as of June 30, 2005 (continued)

                                             Shares
Industry*                                      Held                             Common Stocks                               Value
-----------------------------------------------------------------------------------------------------------------------------------
Education Services--0.4%                        188     Bright Horizons Family Solutions, Inc. (b) .................    $     7,655
                                                500     Corinthian Colleges, Inc. (b) ..............................          6,385
                                                300     DeVry, Inc. (b) ............................................          5,970
                                                 86     Educate, Inc. (b) ..........................................          1,217
                                                100     Learning Tree International, Inc. (b) ......................          1,202
                                                102     Strayer Education, Inc. ....................................          8,799
                                                 84     Universal Technical Institute, Inc. (b) ....................          2,789
                                                                                                                        -----------
                                                                                                                             34,017
-----------------------------------------------------------------------------------------------------------------------------------
Electrical & Electronics--0.3%                  260     Benchmark Electronics, Inc. (b) ............................          7,909
                                                 71     LeCroy Corp. (b) ...........................................            976
                                                112     OSI Systems, Inc. (b) ......................................          1,768
                                                261     Plexus Corp. (b) ...........................................          3,714
                                                199     Power Integrations, Inc. (b) ...............................          4,292
                                                298     TTM Technologies, Inc. (b) .................................          2,268
                                                108     Universal Display Corp. (b) ................................          1,110
                                                                                                                        -----------
                                                                                                                             22,037
-----------------------------------------------------------------------------------------------------------------------------------
Electrical Equipment &                           96     AO Smith Corp. .............................................          2,564
Components--0.8%                                180     American Superconductor Corp. (b) ..........................          1,647
                                                235     Baldor Electric Co. ........................................          5,715
                                                208     CTS Corp. ..................................................          2,556
                                                166     Cohu, Inc. .................................................          3,328
                                                 94     Franklin Electric Co., Inc. ................................          3,633
                                                238     General Cable Corp. (b) ....................................          3,530
                                                172     Genlyte Group, Inc. (b) ....................................          8,383
                                                160     Littelfuse, Inc. (b) .......................................          4,456
                                                198     MKS Instruments, Inc. (b) ..................................          3,344
                                                 70     Powell Industries, Inc. (b) ................................          1,321
                                                490     Power-One, Inc. (b) ........................................          3,092
                                                135     Sonic Solutions, Inc. (b) ..................................          2,511
                                                191     Spatialight, Inc. (b)(e) ...................................          1,075
                                                427     Taser International, Inc. (b)(e) ...........................          4,287
                                                244     Technitrol, Inc. ...........................................          3,448
                                                 92     Triumph Group, Inc. (b) ....................................          3,198
                                                                                                                        -----------
                                                                                                                             58,088
-----------------------------------------------------------------------------------------------------------------------------------
Electrical: Household Appliance--0.1%           500     Maytag Corp. ...............................................          7,830
                                                 20     National Presto Industries, Inc. ...........................            881
                                                                                                                        -----------
                                                                                                                              8,711
-----------------------------------------------------------------------------------------------------------------------------------
Electronics--0.4%                               508     Aeroflex, Inc. (b) .........................................          4,267
                                                214     Agilysys, Inc. .............................................          3,360
                                                 86     BEI Technologies, Inc. .....................................          2,294
                                                 79     Daktronics, Inc. ...........................................          1,581
                                                134     II-VI, Inc. (b) ............................................          2,464
                                                491     Kopin Corp. (b) ............................................          2,504
                                                626     MRV Communications, Inc. (b) ...............................          1,358
                                                249     Methode Electronics, Inc. ..................................          2,956
                                                 57     Multi-Fineline Electronix, Inc. (b) ........................          1,049
                                                105     Park Electrochemical Corp. .................................          2,646
                                                400     Semtech Corp. (b) ..........................................          6,660
                                                 42     Supertex, Inc. (b) .........................................            742
                                                                                                                        -----------
                                                                                                                             31,881
-----------------------------------------------------------------------------------------------------------------------------------
Electronics: Instruments                         81     Faro Technologies, Inc. (b) ................................          2,208
Gauges & Meters--0.2%                           155     Itron, Inc. (b) ............................................          6,925
                                                 67     Keithley Instruments, Inc. .................................          1,032
                                                 56     Measurement Specialties, Inc. (b) ..........................          1,300
                                                156     Metrologic Instruments, Inc. (b) ...........................          1,956
                                                                                                                        -----------
                                                                                                                             13,421
-----------------------------------------------------------------------------------------------------------------------------------

FAM Series Fund, Inc.
Mercury Small Cap Index Portfolio
Schedule of Investments as of June 30, 2005 (continued)

                                             Shares
Industry*                                      Held                             Common Stocks                               Value
-----------------------------------------------------------------------------------------------------------------------------------
Electronics: Medical Systems--0.8%               65     Analogic Corp. .............................................    $     3,271
                                                 93     Aspect Medical Systems, Inc. (b) ...........................          2,766
                                                200     Bruker BioSciences Corp. (b) ...............................            798
                                                152     Candela Corp. (b) ..........................................          1,588
                                                 66     Datascope Corp. ............................................          2,201
                                                334     EPIX Pharmaceuticals, Inc. (b) .............................          2,956
                                                310     eResearch Technology, Inc. (b) .............................          4,151
                                                143     Haemonetics Corp. (b) ......................................          5,812
                                                200     HealthTronics, Inc. (b) ....................................          2,598
                                                147     Hologic, Inc. (b) ..........................................          5,843
                                                222     Illumina, Inc. (b) .........................................          2,680
                                                 63     IntraLase Corp. (b) ........................................          1,236
                                                229     Intuitive Surgical, Inc. (b) ...............................         10,681
                                                143     Luminex Corp. (b) ..........................................          1,407
                                                100     Neurometrix, Inc. (b) ......................................          2,003
                                                126     Possis Medical, Inc. (b) ...................................          1,276
                                                 58     Quality Systems, Inc. ......................................          2,748
                                                100     Somanetics Corp. (b) .......................................          2,233
                                                222     TriPath Imaging, Inc. (b) ..................................          1,900
                                                156     Wilson Greatbatch Technologies, Inc. (b) ...................          3,728
                                                 74     Zoll Medical Corp. (b) .....................................          1,883
                                                                                                                        -----------
                                                                                                                             63,759
-----------------------------------------------------------------------------------------------------------------------------------
Electronics: Semi-Conductors/                   178     AMIS Holdings, Inc. (b) ....................................          2,375
Components--2.6%                                191     Actel Corp. (b) ............................................          2,655
                                                800     Amkor Technology, Inc. (b) .................................          3,600
                                              1,900     Applied Micro Circuits Corp. (b) ...........................          4,864
                                              2,600     Atmel Corp. (b) ............................................          6,162
                                                200     Bell Microproducts, Inc. (b) ...............................          1,880
                                                508     Cirrus Logic, Inc. (b) .....................................          2,697
                                              2,800     Conexant Systems, Inc. (b) .................................          4,508
                                                800     Cypress Semiconductor Corp. (b) ............................         10,072
                                                213     DSP Group, Inc. (b) ........................................          5,084
                                                 61     Diodes, Inc. (b) ...........................................          1,903
                                                296     Exar Corp. (b) .............................................          4,407
                                                 64     Excel Technology, Inc. (b) .................................          1,555
                                                700     Fairchild Semiconductor International, Inc. (b) ............         10,325
                                                198     Formfactor, Inc. (b) .......................................          5,231
                                                194     Genesis Microchip, Inc. (b) ................................          3,581
                                                153     IXYS Corp. (b) .............................................          2,170
                                                500     Integrated Circuit Systems, Inc. (b) .......................         10,320
                                                669     Integrated Device Technology, Inc. (b) .....................          7,192
                                                268     Integrated Silicon Solutions, Inc. (b) .....................          1,986
                                                200     International DisplayWorks, Inc. (b) .......................          1,600
                                                694     Lattice Semiconductor Corp. (b) ............................          3,081
                                                200     Leadis Technology, Inc. (b) ................................          1,610
                                                242     MIPS Technologies, Inc. (b) ................................          1,742
                                                421     Micrel, Inc. (b) ...........................................          4,850
                                                374     Microsemi Corp. (b) ........................................          7,031
                                                297     Microtune, Inc. (b) ........................................          1,489
                                                100     Monolithic Power Systems, Inc. (b) .........................            888
                                                100     Netlogic Microsystems, Inc. (b) ............................          1,773
                                                838     ON Semiconductor Corp. (b) .................................          3,855
                                                382     Omnivision Technologies, Inc. (b) ..........................          5,191
                                                117     PLX Technology, Inc. (b) ...................................          1,189
                                              1,200     PMC--Sierra, Inc. (b) ......................................         11,196
                                                183     Pericom Semiconductor Corp. (b) ............................          1,490
                                                244     Pixelworks, Inc. (b) .......................................          2,094
                                                154     Portalplayer, Inc. (b) .....................................          3,206
                                              1,186     RF Micro Devices, Inc. (b) .................................          6,440
                                                600     Rambus, Inc. (b) ...........................................          8,028
                                                170     Sigmatel, Inc. (b) .........................................          2,917
                                                472     Silicon Image, Inc. (b) ....................................          4,843
                                                200     Silicon Laboratories, Inc. (b) .............................          5,242

FAM Series Fund, Inc.
Mercury Small Cap Index Portfolio
Schedule of Investments as of June 30, 2005 (continued)

                                             Shares
Industry*                                      Held                             Common Stocks                               Value
-----------------------------------------------------------------------------------------------------------------------------------
Electronics: Semi-Conductors/                   593     Silicon Storage Technology, Inc. (b) .......................    $     2,390
Components                                      255     Sirf Technology Holdings, Inc. (b) .........................          4,508
(concluded)                                     955     Skyworks Solutions, Inc. (b) ...............................          7,038
                                                261     Tessera Technologies, Inc. (b) .............................          8,720
                                                900     Transwitch Corp. (b) .......................................          1,845
                                                839     Triquint Semiconductor, Inc. (b) ...........................          2,794
                                              1,360     Vitesse Semiconductor Corp. (b) ............................          2,842
                                                 42     Volterra Semiconductor Corp. (b) ...........................            625
                                                                                                                        -----------
                                                                                                                            203,084
-----------------------------------------------------------------------------------------------------------------------------------
Electronics: Technology--0.7%                   100     3D Systems Corp. (b) .......................................          2,406
                                                100     American Science & Engineering, Inc. (b) ...................          4,436
                                                224     Checkpoint Systems, Inc. (b) ...............................          3,965
                                                186     Coherent, Inc. (b) .........................................          6,698
                                                 86     Cubic Corp. ................................................          1,526
                                                168     DRS Technologies, Inc. .....................................          8,615
                                                 90     EDO Corp. ..................................................          2,692
                                                100     Essex Corp. (b) ............................................          2,288
                                                100     Herley Industries, Inc. (b) ................................          1,824
                                                546     Identix, Inc. (b) ..........................................          2,746
                                                 54     Innovative Solutions & Support, Inc. (b) ...................          1,813
                                                198     Intermagnetics General Corp. (b) ...........................          6,090
                                                200     Ionatron, Inc. (b) .........................................          1,718
                                                534     Kemet Corp. (b) ............................................          3,364
                                                100     LaBarge, Inc. (b) ..........................................          1,815
                                                 76     Scansource, Inc. (b) .......................................          3,263
                                                                                                                        -----------
                                                                                                                             55,259
-----------------------------------------------------------------------------------------------------------------------------------
Energy Equipment--0.1%                          263     Global Power Equipment Group, Inc. (b) .....................          2,091
                                                323     Plug Power, Inc. (b) .......................................          2,213
                                                                                                                        -----------
                                                                                                                              4,304
-----------------------------------------------------------------------------------------------------------------------------------
Energy Miscellaneous--0.6%                    3,366     Calpine Corp. (b)(e) .......................................         11,444
                                                 27     Crosstex Energy, Inc. ......................................          1,304
                                                400     Evergreen Solar, Inc. (b) ..................................          2,572
                                                312     FuelCell Energy, Inc. (b)(e) ...............................          3,186
                                                117     Holly Corp. ................................................          5,460
                                                380     KFX, Inc. (b) ..............................................          5,430
                                                 76     Ormat Technologies, Inc. ...................................          1,452
                                                108     Penn Virginia Corp. ........................................          4,824
                                                248     Syntroleum Corp. (b) .......................................          2,544
                                                165     Tetra Technologies, Inc. (b) ...............................          5,255
                                                206     Veritas DGC, Inc. (b) ......................................          5,714
                                                                                                                        -----------
                                                                                                                             49,185
-----------------------------------------------------------------------------------------------------------------------------------
Engineering & Contracting                       100     Clean Harbors, Inc. (b) ....................................          2,168
Services--0.3%                                  332     Dycom Industries, Inc. (b) .................................          6,577
                                                 45     Layne Christensen Co. (b) ..................................            894
                                                734     Quanta Services, Inc. (b) ..................................          6,459
                                                192     URS Corp. (b) ..............................................          7,171
                                                                                                                        -----------
                                                                                                                             23,269
-----------------------------------------------------------------------------------------------------------------------------------
Entertainment--0.3%                              64     Carmike Cinemas, Inc. ......................................          1,964
                                                100     Dover Motorsports, Inc. ....................................            600
                                                213     Gaylord Entertainment Co. (b) ..............................          9,902
                                                 67     Lodgenet Entertainment Corp. (b) ...........................          1,112
                                                186     Movie Gallery, Inc. ........................................          4,916
                                                 85     Speedway Motorsports, Inc. .................................          3,108
                                                                                                                        -----------
                                                                                                                             21,602
-----------------------------------------------------------------------------------------------------------------------------------
Fertilizers--0.0%                               555     Terra Industries, Inc. (b) .................................          3,780
-----------------------------------------------------------------------------------------------------------------------------------

FAM Series Fund, Inc.
Mercury Small Cap Index Portfolio
Schedule of Investments as of June 30, 2005 (continued)

                                             Shares
Industry*                                      Held                             Common Stocks                               Value
-----------------------------------------------------------------------------------------------------------------------------------
Finance Companies--0.2%                         114     Accredited Home Lenders Holding Co. (b) ....................    $     5,016
                                                 75     Asta Funding, Inc. .........................................          2,083
                                                 51     Credit Acceptance Corporation (b) ..........................            759
                                                145     Ladenburg Thalmann Financial Services, Inc. (b) ............             83
                                                 70     MortgageIT Holdings, Inc. ..................................          1,278
                                                 91     World Acceptance Corp. (b) .................................          2,735
                                                                                                                        -----------
                                                                                                                             11,954
-----------------------------------------------------------------------------------------------------------------------------------
Finance: Small Loan--0.1%                       450     Advance America Cash Advance ...............................          7,200
                                                 76     Collegiate Funding Services LLC (b) ........................          1,108
                                                 91     Encore Capital Group, Inc. (b) .............................          1,547
                                                                                                                        -----------
                                                                                                                              9,855
-----------------------------------------------------------------------------------------------------------------------------------
Financial Data Processing                       173     Advent Software, Inc. (b) ..................................          3,505
Services & Systems--0.9%                         68     CCC Information Services Group (b) .........................          1,629
                                                111     CompuCredit Corp. (b) ......................................          3,805
                                                217     Cybersource Corp. (b) ......................................          1,586
                                                249     Digital Insight Corp. (b) ..................................          5,956
                                                300     E-Loan, Inc. (b) ...........................................          1,002
                                                301     eFunds Corp. (b) ...........................................          5,415
                                                181     eSpeed, Inc. Class A (b) ...................................          1,613
                                                384     Hypercom Corp. (b) .........................................          2,484
                                                 76     iPayment, Inc. (b) .........................................          2,776
                                                400     Jack Henry & Associates, Inc. ..............................          7,324
                                                200     John H. Harland Co. ........................................          7,600
                                                214     Kronos, Inc. (b) ...........................................          8,643
                                                219     NDCHealth Corp. ............................................          3,935
                                                308     PRG-Schultz International, Inc. (b) ........................            869
                                                100     TNS, Inc. (b) ..............................................          2,337
                                                300     TradeStation Group, Inc. (b) ...............................          2,574
                                                270     Wright Express Corp. (b) ...................................          4,987
                                                                                                                        -----------
                                                                                                                             68,040
-----------------------------------------------------------------------------------------------------------------------------------
Financial Information Services--0.2%            189     Factset Research Systems, Inc. .............................          6,774
                                                960     Homestore, Inc. (b) ........................................          1,949
                                                100     Morningstar, Inc. (b) ......................................          2,815
                                                430     S1 Corp. (b) ...............................................          2,025
                                                                                                                        -----------
                                                                                                                             13,563
-----------------------------------------------------------------------------------------------------------------------------------
Financial Miscellaneous--0.8%                    72     ACE Cash Express, Inc. (b) .................................          1,840
                                                145     Advanta Corp. Class B ......................................          4,083
                                                 33     Asset Acceptance Capital Corp. (b) .........................            855
                                                203     Cash America International, Inc. ...........................          4,084
                                                 13     Enstar Group, Inc. (b) .....................................            881
                                                 71     Federal Agricultural Mortgage Corp. Class B ................          1,566
                                                126     Financial Federal Corp. ....................................          4,869
                                                 93     First Cash Financial Services, Inc. (b) ....................          1,987
                                                119     Harris & Harris Group, Inc. ................................          1,417
                                                127     LandAmerica Financial Group, Inc. ..........................          7,540
                                                292     Metris Cos., Inc. (b) ......................................          4,222
                                                500     MoneyGram International, Inc. ..............................          9,560
                                                 90     Portfolio Recovery Associates, Inc. (b) ....................          3,782
                                                 53     Sanders Morris Harris Group, Inc. ..........................            912
                                                321     Sotheby's Holdings Class A (b) .............................          4,398
                                                 89     Sterling Bancorp ...........................................          1,900
                                                106     Stewart Information Services Corp. .........................          4,452
                                                 53     Triad Guaranty, Inc. (b) ...................................          2,671
                                                 48     WSFS Financial Corp. .......................................          2,626
                                                                                                                        -----------
                                                                                                                             63,645
-----------------------------------------------------------------------------------------------------------------------------------

FAM Series Fund, Inc.
Mercury Small Cap Index Portfolio
Schedule of Investments as of June 30, 2005 (continued)

                                             Shares
Industry*                                      Held                             Common Stocks                               Value
-----------------------------------------------------------------------------------------------------------------------------------
Foods--0.9%                                     122     American Italian Pasta Co. Class A .........................    $     2,564
                                                289     Chiquita Brands International, Inc. ........................          7,936
                                                219     Flowers Foods, Inc. ........................................          7,744
                                                192     Hain Celestial Group, Inc. (b) .............................          3,744
                                                 30     J&J Snack Foods Corp. ......................................          1,571
                                                 53     John B. Sanfilippo & Son, Inc. (b) .........................          1,222
                                                195     Lance, Inc. ................................................          3,356
                                                100     M&F Worldwide Corp. (b) ....................................          1,336
                                                300     NBTY, Inc. (b) .............................................          7,782
                                                 90     Natures Sunshine Prods, Inc. ...............................          1,570
                                                322     Performance Food Group Co. (b) .............................          9,728
                                                 36     Provide Commerce, Inc. (b) .................................            777
                                                194     Ralcorp Holdings, Inc. .....................................          7,983
                                                 78     Sanderson Farms, Inc. ......................................          3,544
                                                  2     Seaboard Corp. .............................................          3,328
                                                289     Sensient Technologies Corp. ................................          5,956
                                                100     Tootsie Roll Industries, Inc. ..............................          2,925
                                                                                                                        -----------
                                                                                                                             73,066
-----------------------------------------------------------------------------------------------------------------------------------
Forest Products--0.3%                            54     Deltic Timber Corp. ........................................          2,054
                                                310     Longview Fibre Co. .........................................          6,371
                                                204     Potlatch Corp. .............................................         10,675
                                                 93     Universal Forest Products, Inc. ............................          3,855
                                                                                                                        -----------
                                                                                                                             22,955
-----------------------------------------------------------------------------------------------------------------------------------
Forms & Bulk Printing Services--0.1%            193     Ennis, Inc. ................................................          3,497
                                                100     The Standard Register Co. ..................................          1,581
                                                                                                                        -----------
                                                                                                                              5,078
-----------------------------------------------------------------------------------------------------------------------------------
Funeral Parlors & Cemeteries--0.1%              296     Alderwoods Group, Inc. (b) .................................          4,253
                                                653     Stewart Enterprises, Inc. Class A ..........................          4,271
                                                                                                                        -----------
                                                                                                                              8,524
-----------------------------------------------------------------------------------------------------------------------------------
Glass--0.0%                                     219     Apogee Enterprises, Inc. ...................................          3,366
-----------------------------------------------------------------------------------------------------------------------------------
Gold--0.1%                                    1,647     Coeur d'Alene Mines Corp. (b) ..............................          5,979
                                                133     Royal Gold, Inc. ...........................................          2,676
                                                                                                                        -----------
                                                                                                                              8,655
-----------------------------------------------------------------------------------------------------------------------------------
Health Care Facilities--0.8%                    202     American Healthways, Inc. (b) ..............................          8,538
                                                672     Beverly Enterprises, Inc. (b) ..............................          8,561
                                                143     Genesis HealthCare Corp. (b) ...............................          6,618
                                                190     Kindred Healthcare, Inc. (b) ...............................          7,526
                                                114     LCA-Vision, Inc. ...........................................          5,524
                                                 32     National Healthcare Corp. ..................................          1,130
                                                300     PainCare Holdings, Inc. (b) ................................          1,299
                                                101     Psychiatric Solutions, Inc. (b) ............................          4,920
                                                100     Radiation Therapy Services, Inc. (b) .......................          2,655
                                                 96     Res-Care, Inc. (b) .........................................          1,302
                                                 97     Sunrise Senior Living, Inc. (b) ............................          5,236
                                                198     United Surgical Partners International, Inc. (b) ...........         10,312
                                                                                                                        -----------
                                                                                                                             63,621
-----------------------------------------------------------------------------------------------------------------------------------

FAM Series Fund, Inc.
Mercury Small Cap Index Portfolio
Schedule of Investments as of June 30, 2005 (continued)

                                             Shares
Industry*                                      Held                             Common Stocks                               Value
-----------------------------------------------------------------------------------------------------------------------------------
Health Care Management Services--0.7%           200     Allied Healthcare International, Inc. (b) ..................    $     1,416
                                                211     Allscripts Healthcare Solutions, Inc. (b) ..................          3,505
                                                215     Amsurg Corp. (b) ...........................................          5,953
                                                300     Bioscript, Inc. (b) ........................................          1,800
                                                284     Centene Corp. (b) ..........................................          9,537
                                                 63     Computer Programs & Systems, Inc. ..........................          2,348
                                                 28     Corvel Corp. (b) ...........................................            703
                                                223     Eclipsys Corp. (b) .........................................          3,138
                                                324     Hooper Holmes, Inc. ........................................          1,345
                                                100     Horizon Health Corp. (b) ...................................          2,339
                                                 58     Molina Healthcare, Inc. (b) ................................          2,567
                                                637     OCA, Inc. (b) ..............................................          1,198
                                                141     Pediatrix Medical Group, Inc. (b) ..........................         10,369
                                                172     Per-Se Technologies, Inc. (b) ..............................          3,615
                                                300     Phase Forward, Inc. (b) ....................................          2,040
                                                100     Vital Images, Inc. (b) .....................................          1,795
                                                 49     WellCare Health Plans, Inc. (b) ............................          1,740
                                                                                                                        -----------
                                                                                                                             55,408
-----------------------------------------------------------------------------------------------------------------------------------
Health Care Services--0.6%                      100     Adeza Biomedical Corp. (b) .................................          1,698
                                                107     Alliance Imaging, Inc. (b) .................................          1,119
                                                 97     Amedisys, Inc. (b) .........................................          3,568
                                                100     America Retirement Corp. (b) ...............................          1,462
                                                315     Apria Healthcare Group, Inc. (b) ...........................         10,912
                                                 73     Bio-Reference Labs, Inc. (b) ...............................          1,013
                                                193     Gentiva Health Services, Inc. (b) ..........................          3,447
                                                245     Healthcare Services Group ..................................          4,920
                                                124     IDX Systems Corp. (b) ......................................          3,737
                                                126     LabOne, Inc. (b) ...........................................          5,016
                                                115     Matria Healthcare, Inc. (b) ................................          3,706
                                                261     Odyssey HealthCare, Inc. (b) ...............................          3,764
                                                 72     Symbion, Inc. (b) ..........................................          1,717
                                                 78     VistaCare, Inc. Class A (b) ................................          1,441
                                                                                                                        -----------
                                                                                                                             47,520
-----------------------------------------------------------------------------------------------------------------------------------
Homebuilding--0.2%                               39     Dominion Homes, Inc. (b) ...................................            629
                                                 86     Levitt Corp. Class A .......................................          2,573
                                                 89     M/I Homes, Inc. ............................................          4,815
                                                 48     Meritage Homes Corp. (b) ...................................          3,816
                                                 52     Technical Olympic USA, Inc. ................................          1,263
                                                 22     William Lyon Homes, Inc. (b) ...............................          2,134
                                                                                                                        -----------
                                                                                                                             15,230
-----------------------------------------------------------------------------------------------------------------------------------
Hotel/Motel--0.0%                               100     Lodgian, Inc. (b) ..........................................          1,027
                                                111     Marcus Corp. ...............................................          2,355
                                                                                                                        -----------
                                                                                                                              3,382
-----------------------------------------------------------------------------------------------------------------------------------
Household Furnishings--0.4%                      60     American Woodmark Corp. ....................................          1,801
                                                 43     Bassett Furniture Industries, Inc. .........................            811
                                                188     The Bombay Co., Inc. (b) ...................................          1,072
                                                205     Ethan Allen Interiors, Inc. ................................          6,870
                                                306     Furniture Brands International, Inc. .......................          6,613
                                                144     Haverty Furniture Cos., Inc. ...............................          2,128
                                                378     La-Z-Boy, Inc. .............................................          5,507
                                                110     Libbey, Inc. ...............................................          1,739
                                                258     Select Comfort Corp. (b) ...................................          5,529
                                                 52     Stanley Furniture Co., Inc. ................................          1,277
                                                                                                                        -----------
                                                                                                                             33,347
-----------------------------------------------------------------------------------------------------------------------------------

FAM Series Fund, Inc.
Mercury Small Cap Index Portfolio
Schedule of Investments as of June 30, 2005 (continued)

                                             Shares
Industry*                                      Held                             Common Stocks                               Value
-----------------------------------------------------------------------------------------------------------------------------------
Identification Control &                        169     Advanced Energy Industries, Inc. (b) .......................    $     1,328
Filter Devices--0.9%                            257     Artesyn Technologies, Inc. (b) .............................          2,236
                                                259     Asyst Technologies Inc. (b) ................................          1,155
                                                146     C&D Technologies, Inc. .....................................          1,342
                                                120     CUNO, Inc. (b) .............................................          8,573
                                                300     Crane Co. ..................................................          7,890
                                                 79     ESCO Technologies, Inc. (b) ................................          7,963
                                                100     Flanders Corp. (b) .........................................            900
                                                341     Flowserve Corp. (b) ........................................         10,319
                                                 39     The Gorman-Rupp Co. ........................................            835
                                                134     Mine Safety Appliances Co. .................................          6,191
                                                206     Paxar Corp. (b) ............................................          3,657
                                                 52     Robbins & Myers, Inc. ......................................          1,119
                                                190     Veeco Instruments, Inc. (b) ................................          3,093
                                                105     Vicor Corp. ................................................          1,428
                                                229     Viisage Technology, Inc. (b) ...............................          1,026
                                                174     Watts Water Technologies, Inc. Class A .....................          5,827
                                                167     X-Rite, Inc. ...............................................          1,922
                                                                                                                        -----------
                                                                                                                             66,804
-----------------------------------------------------------------------------------------------------------------------------------
Insurance: Life--0.4%                           284     American Equity Investment Life Holding Co. ................          3,374
                                                170     Ceres Group, Inc. (b) ......................................          1,034
                                                155     Citizens, Inc. (b) .........................................            946
                                                152     Delphi Financial Group Class A .............................          6,711
                                                100     Great American Financial Resources, Inc. ...................          1,981
                                                 14     Kansas City Life Insurance Company .........................            653
                                                 16     National Western Life Insurance Co. Class A (b) ............          3,102
                                                586     The Phoenix Cos., Inc. .....................................          6,973
                                                112     Presidential Life Corp. ....................................          1,916
                                                206     Universal American Financial Corp. (b) .....................          4,660
                                                                                                                        -----------
                                                                                                                             31,350
-----------------------------------------------------------------------------------------------------------------------------------
Insurance: Multi-Line--0.5%                     186     Alfa Corp. .................................................          2,738
                                                 66     CNA Surety Corp. (b) .......................................            980
                                                100     Crawford & Co. Class B .....................................            742
                                                 65     FBL Financial Group, Inc. Class A ..........................          1,795
                                                145     HealthExtras, Inc. (b) .....................................          2,910
                                                190     Hilb Rogal & Hobbs Co. .....................................          6,536
                                                256     Horace Mann Educators Corp. ................................          4,818
                                                100     KMG America Corp (b) .......................................            994
                                                100     Pico Holdings, Inc. (b) ....................................          2,976
                                                238     UICI .......................................................          7,085
                                                 80     Zenith National Insurance Corp. ............................          5,429
                                                                                                                        -----------
                                                                                                                             37,003
-----------------------------------------------------------------------------------------------------------------------------------
Insurance: Property--Casualty--1.2%             210     21st Century Insurance Group ...............................          3,116
                                                100     Affirmative Insurance Holdings, Inc. .......................          1,585
                                                 67     American Physicians Capital, Inc. (b) ......................          2,489
                                                178     Argonaut Group, Inc. (b) ...................................          4,110
                                                 35     Baldwin & Lyons, Inc. Class B ..............................            843
                                                 75     Bristol West Holdings, Inc. ................................          1,372
                                                311     Danielson Holdings Corp. (b) ...............................          3,785
                                                120     Direct General Corp. .......................................          2,233
                                                 64     FPIC Insurance Group, Inc. (b) .............................          1,877
                                                 87     First Acceptance Corp. (b) .................................            823
                                                400     Fremont General Corp. ......................................          9,732
                                                 65     Harleysville Group, Inc. ...................................          1,358
                                                150     Infinity Property & Casualty Corp. .........................          5,232
                                                 44     The Midland Company ........................................          1,548
                                                 73     Navigators Group, Inc. (b) .................................          2,524
                                                426     Ohio Casualty Corp. ........................................         10,301
                                                210     PMA Capital Corp. Class A (b) ..............................          1,854
                                                160     ProAssurance Corp. (b) .....................................          6,682
                                                136     RLI Corp. ..................................................          6,066

FAM Series Fund, Inc.
Mercury Small Cap Index Portfolio
Schedule of Investments as of June 30, 2005 (continued)

                                             Shares
Industry*                                      Held                             Common Stocks                               Value
-----------------------------------------------------------------------------------------------------------------------------------
Insurance: Property--Casualty                    82     Safety Insurance Group, Inc. ...............................    $     2,768
(concluded)                                     194     Selective Insurance Group ..................................          9,613
                                                 70     State Auto Financial Corp. .................................          2,173
                                                125     Tower Group, Inc. ..........................................          1,954
                                                110     United Fire & Casualty Co. .................................          4,886
                                                                                                                        -----------
                                                                                                                             88,924
-----------------------------------------------------------------------------------------------------------------------------------
Investment Management                           348     Apollo Investment Corp. ....................................          6,414
Companies--0.5%                                  88     Ares Capital Corp. .........................................          1,569
                                                165     Calamos Asset Management, Inc. Class A .....................          4,495
                                                 12     Capital Southwest Corp. ....................................          1,076
                                                 33     Gabelli Asset Management, Inc. Class A .....................          1,458
                                                251     MCG Capital Corp. ..........................................          4,287
                                                123     NGP Capital Resources Co. ..................................          1,836
                                                208     National Financial Partners Corp. ..........................          8,141
                                                400     Waddell & Reed Financial, Inc. Class A .....................          7,400
                                                                                                                        -----------
                                                                                                                             36,676
-----------------------------------------------------------------------------------------------------------------------------------
Jewelry, Watches & Gemstones--0.2%              105     Charles & Colvard Ltd. .....................................          2,578
                                                300     Fossil, Inc. (b) ...........................................          6,810
                                                122     Movado Group, Inc. .........................................          2,303
                                                                                                                        -----------
                                                                                                                             11,691
-----------------------------------------------------------------------------------------------------------------------------------
Leisure Time--0.4%                              469     Callaway Golf Co. ..........................................          7,237
                                                140     Great Wolf Resorts, Inc. (b) ...............................          2,862
                                                249     K2, Inc. (b) ...............................................          3,157
                                                163     Life Time Fitness, Inc. (b) ................................          5,348
                                                300     Majesco Entertainment Co. (b) ..............................          1,962
                                                567     Six Flags, Inc. (b) ........................................          2,637
                                                 59     Steinway Musical Instruments (b) ...........................          1,732
                                                190     Sturm Ruger & Co., Inc. ....................................          1,590
                                                146     Vail Resorts, Inc. (b) .....................................          4,103
                                                101     West Marine, Inc. (b) ......................................          1,824
                                                                                                                        -----------
                                                                                                                             32,452
-----------------------------------------------------------------------------------------------------------------------------------
Machine Tools--0.1%                             208     Lincoln Electric Holdings, Inc. ............................          6,895
-----------------------------------------------------------------------------------------------------------------------------------
Machinery & Engineering--0.1%                   188     Applied Industrial Technologies, Inc. ......................          6,070
-----------------------------------------------------------------------------------------------------------------------------------
Machinery: Agricultural--0.2%                   500     AGCO Corp. (b) .............................................          9,560
                                                100     Gehl Co. (b) ...............................................          3,894
                                                 59     Lindsay Manufacturing Co. ..................................          1,391
                                                                                                                        -----------
                                                                                                                             14,845
-----------------------------------------------------------------------------------------------------------------------------------
Machinery: Construction &                        60     ASV, Inc. (b) ..............................................          2,432
Handling--0.2%                                   69     Astec Industries, Inc. (b) .................................          1,600
                                                208     Manitowoc Co. ..............................................          8,532
                                                 26     NACCO Industries, Inc. Class A .............................          2,788
                                                166     Stewart & Stevenson Services ...............................          3,762
                                                                                                                        -----------
                                                                                                                             19,114
-----------------------------------------------------------------------------------------------------------------------------------
Machinery: Engines--0.1%                        300     Briggs & Stratton Corp. ....................................         10,386
-----------------------------------------------------------------------------------------------------------------------------------
Machinery: Industrial/Specialty--0.7%           183     Actuant Corp. Class A (b) ..................................          8,773
                                                125     EnPro Industries, Inc. (b) .................................          3,609
                                                117     Gardner Denver, Inc. (b) ...................................          4,104
                                                 71     Kadant, Inc. (b) ...........................................          1,557
                                                251     Kennametal, Inc. ...........................................         11,508
                                                 38     Middleby Corp. (b) .........................................          2,009
                                                188     Nordson Corp. ..............................................          6,445
                                                119     Tecumseh Products Co. Class A ..............................          3,265
                                                 63     Tennant Co. ................................................          2,231
                                                 84     Thomas Industries, Inc. ....................................          3,357
                                                 57     Woodward Governor Co. ......................................          4,790
                                                                                                                        -----------
                                                                                                                             51,648
-----------------------------------------------------------------------------------------------------------------------------------

FAM Series Fund, Inc.
Mercury Small Cap Index Portfolio
Schedule of Investments as of June 30, 2005 (continued)

                                             Shares
Industry*                                      Held                             Common Stocks                               Value
-----------------------------------------------------------------------------------------------------------------------------------
Machinery: Oil Well Equipment &                  84     CARBO Ceramics, Inc. .......................................    $     6,633
Services--1.2%                                  265     Cal Dive International, Inc. (b) ...........................         13,878
                                                483     Global Industries Ltd. (b) .................................          4,106
                                                 75     Gulf Island Fabrication, Inc. ..............................          1,491
                                                477     Hanover Compressor Co. (b) .................................          5,490
                                                100     Hornbeck Offshore Services, Inc. (b) .......................          2,709
                                                116     Hydril (b) .................................................          6,305
                                                391     Input/Output, Inc. (b) .....................................          2,455
                                                 70     Lufkin Industries, Inc. ....................................          2,519
                                                482     Newpark Resources (b) ......................................          3,615
                                                178     Oceaneering International, Inc. (b) ........................          6,880
                                                217     Oil States International, Inc. (b) .........................          5,462
                                                618     Parker Drilling Co. (b) ....................................          4,332
                                                123     RPC, Inc. ..................................................          2,081
                                                132     SEACOR Holdings, Inc. (b) ..................................          8,488
                                                426     Superior Energy Services (b) ...............................          7,583
                                                128     Universal Compression Holdings, Inc. (b) ...................          4,639
                                                140     W-H Energy Services, Inc. (b) ..............................          3,490
                                                                                                                        -----------
                                                                                                                             92,156
-----------------------------------------------------------------------------------------------------------------------------------
Machinery: Specialty--0.4%                      110     Applied Films Corp. (b) ....................................          2,816
                                                 90     Bucyrus International, Inc. ................................          3,418
                                                 71     Cascade Corp. ..............................................          3,071
                                                232     Engineered Support Systems, Inc. ...........................          8,313
                                                196     Helix Technology Corp. .....................................          2,603
                                                309     JLG Industries, Inc. .......................................          8,491
                                                 73     Semitool, Inc. (b) .........................................            696
                                                100     TurboChef Technologies, Inc. (b) ...........................          1,792
                                                                                                                        -----------
                                                                                                                             31,200
-----------------------------------------------------------------------------------------------------------------------------------
Manufactured Housing--0.1%                      437     Champion Enterprises, Inc. (b) .............................          4,344
                                                100     Palm Harbor Homes, Inc. (b) ................................          1,883
                                                 33     Skyline Corp. ..............................................          1,318
                                                                                                                        -----------
                                                                                                                              7,545
-----------------------------------------------------------------------------------------------------------------------------------
Manufacturing--0.1%                             290     Federal Signal Corp. .......................................          4,524
                                                 63     Standex International Corp. ................................          1,790
                                                                                                                        -----------
                                                                                                                              6,314
-----------------------------------------------------------------------------------------------------------------------------------
Medical & Dental Instruments &                  136     Abaxis, Inc. (b) ...........................................          1,480
Supplies--2.6%                                   83     Abiomed, Inc. (b) ..........................................            710
                                                142     Advanced Neuromodulation Systems, Inc. (b) .................          5,635
                                                419     Align Technology, Inc. (b) .................................          3,088
                                                456     American Medical Systems Holdings, Inc. (b) ................          9,416
                                                 52     Animas Corp. (b) ...........................................          1,048
                                                111     Arrow International, Inc. ..................................          3,541
                                                106     Bio-Rad Laboratories, Inc. Class A (b) .....................          6,276
                                                 91     Biosite, Inc. (b) ..........................................          5,004
                                                249     Cepheid, Inc. (b) ..........................................          1,828
                                                212     Conmed Corp. (b) ...........................................          6,523
                                                127     Cyberonics, Inc. (b) .......................................          5,511
                                                105     DJ Orthopedics, Inc. (b) ...................................          2,880
                                                141     Diagnostic Products Corp. ..................................          6,674
                                                243     Encore Medical Corp. (b) ...................................          1,349
                                                100     Foxhollow technologies Inc (b) .............................          3,827
                                                134     I-Flow Corp. (b) ...........................................          2,230
                                                 84     ICU Medical, Inc. (b) ......................................          2,702
                                                100     IRIS International, Inc. (b) ...............................          1,780
                                                281     Immucor, Inc. (b) ..........................................          8,135
                                                182     Invacare Corp. .............................................          8,074
                                                100     Inverness Medical Innovations, Inc. (b) ....................          2,730
                                                167     Kyphon, Inc. (b) ...........................................          5,810
                                                 48     Landauer, Inc. .............................................          2,492
                                                112     Laserscope (b) .............................................          4,641
                                                216     Lifecell Corp. (b) .........................................          3,415

FAM Series Fund, Inc.
Mercury Small Cap Index Portfolio
Schedule of Investments as of June 30, 2005 (continued)

                                             Shares
Industry*                                      Held                             Common Stocks                               Value
-----------------------------------------------------------------------------------------------------------------------------------
Medical & Dental Instruments &                  178     Mentor Corp. ...............................................    $     7,383
Supplies                                        174     Merit Medical Systems, Inc. (b) ............................          2,681
(concluded)                                     117     Molecular Devices Corp. (b) ................................          2,531
                                                100     NuVasive, Inc. (b) .........................................          1,662
                                                321     OraSure Technologies, Inc. (b) .............................          3,207
                                                242     Owens & Minor, Inc. ........................................          7,829
                                                415     PSS World Medical, Inc. (b) ................................          5,167
                                                 90     Palomar Medical Technologies, Inc. (b) .....................          2,153
                                                184     PolyMedica Corp. ...........................................          6,561
                                                 87     SonoSite, Inc. (b) .........................................          2,700
                                                100     Stereotaxis, Inc. (b) ......................................            803
                                                441     Steris Corp. ...............................................         11,365
                                                108     SurModics, Inc. (b) ........................................          4,684
                                                241     Sybron Dental Specialties, Inc. (b) ........................          9,066
                                                240     ThermoGenesis Corp. (b) ....................................          1,037
                                                326     Thoratec Corp. (b) .........................................          5,001
                                                194     Ventana Medical Systems (b) ................................          7,805
                                                183     Viasys Healthcare, Inc. (b) ................................          4,134
                                                 24     Vital Signs, Inc. ..........................................          1,040
                                                176     West Pharmaceutical Services, Inc. .........................          4,937
                                                189     Wright Medical Group, Inc. (b) .............................          5,046
                                                                                                                        -----------
                                                                                                                            203,591
-----------------------------------------------------------------------------------------------------------------------------------
Medical Services--0.2%                           82     America Service Group, Inc. (b) ............................          1,300
                                                190     Magellan Health Services, Inc. (b) .........................          6,709
                                                160     Option Care, Inc. ..........................................          2,256
                                                149     Parexel International Corp. (b) ............................          2,958
                                                 90     RehabCare Group, Inc. (b) ..................................          2,406
                                                100     US Physical Therapy, Inc. (b) ..............................          1,918
                                                                                                                        -----------
                                                                                                                             17,547
-----------------------------------------------------------------------------------------------------------------------------------
Metal Fabricating--1.0%                          80     CIRCOR International, Inc. .................................          1,974
                                                402     Commercial Metals Co. ......................................          9,576
                                                129     Encore Wire Corp. (b) ......................................          1,495
                                                171     Kaydon Corp. ...............................................          4,762
                                                181     Lone Star Technologies (b) .................................          8,236
                                                267     Maverick Tube Corp. (b) ....................................          7,957
                                                154     Metals USA, Inc. (b) .......................................          2,929
                                                146     NN, Inc. ...................................................          1,851
                                                133     NS Group, Inc. (b) .........................................          4,324
                                                156     Quanex Corp. ...............................................          8,270
                                                118     RTI International Metals, Inc. (b) .........................          3,706
                                                174     Reliance Steel & Aluminum Co. ..............................          6,450
                                                179     Ryerson Tull, Inc. .........................................          2,554
                                                438     The Shaw Group, Inc. (b) ...................................          9,421
                                                100     Superior Essex, Inc. (b) ...................................          1,771
                                                 75     Valmont Industries, Inc. ...................................          1,935
                                                                                                                        -----------
                                                                                                                             77,211
-----------------------------------------------------------------------------------------------------------------------------------
Metals & Minerals Miscellaneous--0.4%           118     AMCOL International Corp. ..................................          2,217
                                                107     Brush Engineered Materials, Inc. (b) .......................          1,526
                                                144     Cleveland-Cliffs, Inc. .....................................          8,317
                                                120     Compass Minerals International, Inc. .......................          2,808
                                                613     GrafTech International Ltd. (b) ............................          2,636
                                                844     Hecla Mining Co. (b) .......................................          3,849
                                                128     Minerals Technologies, Inc. ................................          7,885
                                                240     Stillwater Mining Co. (b) ..................................          1,781
                                                 31     Titanium Metals Corp. (b) ..................................          1,760
                                                                                                                        -----------
                                                                                                                             32,779
-----------------------------------------------------------------------------------------------------------------------------------
Milling: Fruit & Grain Processing--0.2%         500     Corn Products International, Inc. ..........................         11,880
-----------------------------------------------------------------------------------------------------------------------------------
Miscellaneous Health Care--0.1%                 264     NeighborCare, Inc. (b) .....................................          8,757
-----------------------------------------------------------------------------------------------------------------------------------

FAM Series Fund, Inc.
Mercury Small Cap Index Portfolio
Schedule of Investments as of June 30, 2005 (continued)

                                             Shares
Industry*                                      Held                             Common Stocks                               Value
-----------------------------------------------------------------------------------------------------------------------------------
Miscellaneous Materials &                       169     Ceradyne, Inc. (b) .........................................    $     4,068
Commodities--0.2%                               197     Symyx Technologies (b) .....................................          5,512
                                                 95     WD-40 Co. ..................................................          2,653
                                                                                                                        -----------
                                                                                                                             12,233
-----------------------------------------------------------------------------------------------------------------------------------
Miscellaneous Materials &                       196     Insituform Technologies, Inc. Class A (b) ..................          3,142
Processing--0.2%                                128     Metal Management, Inc. .....................................          2,477
                                                 99     Rogers Corp. (b) ...........................................          4,014
                                                505     USEC, Inc. .................................................          7,393
                                                                                                                        -----------
                                                                                                                             17,026
-----------------------------------------------------------------------------------------------------------------------------------
Miscellaneous Producer Durables--0.1%           394     BE Aerospace, Inc. (b) .....................................          6,158
                                                161     Blount International, Inc. (b) .............................          2,687
                                                                                                                        -----------
                                                                                                                              8,845
-----------------------------------------------------------------------------------------------------------------------------------
Multi--Sector Companies--0.5%                   332     GenCorp, Inc. ..............................................          6,394
                                                178     Kaman Corp. Class A ........................................          3,211
                                                190     Lancaster Colony Corp. .....................................          8,155
                                                123     Raven Industries, Inc. .....................................          2,881
                                                 33     Sequa Corp. Class A (b) ....................................          2,184
                                                257     Trinity Industries, Inc. ...................................          8,232
                                                167     Walter Industries, Inc. ....................................          6,713
                                                                                                                        -----------
                                                                                                                             37,770
-----------------------------------------------------------------------------------------------------------------------------------
Office Furniture & Business                      96     Imagistics International, Inc. (b) .........................          2,688
Equipment--0.1%                                 110     Kimball International, Inc. Class B ........................          1,452
                                                100     Knoll, Inc. ................................................          1,711
                                                230     Presstek, Inc. (b) .........................................          2,604
                                                                                                                        -----------
                                                                                                                              8,455
-----------------------------------------------------------------------------------------------------------------------------------
Offshore Drilling--0.1%                          87     Atwood Oceanics, Inc. (b) ..................................          5,356
-----------------------------------------------------------------------------------------------------------------------------------
Oil: Crude Producers--2.6%                      100     ATP Oil & Gas Corp. (b) ....................................          2,340
                                                130     Berry Petroleum Co. Class A ................................          6,874
                                                 90     Bill Barrett Corp. (b) .....................................          2,662
                                                208     Brigham Exploration Co. (b) ................................          1,899
                                                309     Cabot Oil & Gas Corp. Class A ..............................         10,722
                                                 57     Callon Petroleum Co. (b) ...................................            842
                                                100     Carrizo Oil & Gas, Inc. (b) ................................          1,706
                                                344     Cheniere Energy, Inc. (b) ..................................         10,698
                                                508     Cimarex Energy Co. (b) .....................................         19,766
                                                249     Comstock Resources, Inc. (b) ...............................          6,297
                                                112     Edge Petroleum Corp. (b) ...................................          1,749
                                                172     Encore Acquisition Co. (b) .................................          7,052
                                                300     Endeavour International Corp. (b) ..........................          1,089
                                                182     Energy Partners Ltd. (b) ...................................          4,770
                                                231     FX Energy, Inc. (b) ........................................          2,548
                                                362     Frontier Oil Corp. .........................................         10,625
                                                400     Gasco Energy, Inc. (b) .....................................          1,480
                                                100     Goodrich Petroleum Corp. (b) ...............................          2,058
                                              1,239     Grey Wolf, Inc. (b) ........................................          9,181
                                                212     Harvest Natural Resources, Inc. (b) ........................          2,317
                                                192     Houston Exploration Co. (b) ................................         10,186
                                                137     McMoRan Exploration Co. (b) ................................          2,673
                                                559     Meridian Resource Corp. (b) ................................          2,672
                                                400     Parallel Petroleum Corp. (b) ...............................          3,540
                                                200     PetroHawk Energy Corp. (b) .................................          2,160
                                                117     Petroleum Development Corp. (b) ............................          3,726
                                                400     Petroquest Energy, Inc. (b) ................................          2,628
                                                100     Pioneer Drilling Co. (b) ...................................          1,526
                                                125     Remington Oil & Gas Corp. (b) ..............................          4,463
                                                113     Resource America, Inc. Class A .............................          4,354
                                                152     Spinnaker Exploration Co. (b) ..............................          5,394
                                                400     St. Mary Land & Exploration Co. ............................         11,592
                                                163     Stone Energy Corp. (b) .....................................          7,971
                                                200     Swift Energy Co. (b) .......................................          7,164

FAM Series Fund, Inc.
Mercury Small Cap Index Portfolio
Schedule of Investments as of June 30, 2005 (continued)

                                             Shares
Industry*                                      Held                             Common Stocks                               Value
-----------------------------------------------------------------------------------------------------------------------------------
Oil: Crude Producers                              7     TEL Offshore Trust .........................................    $        69
(concluded)                                     306     Todco Class A (b) ..........................................          7,855
                                                100     Toreador Resources Corp. (b) ...............................          2,429
                                                100     Tri-Valley Corp. (b) .......................................          1,393
                                                 90     W&T Offshore, Inc. .........................................          2,166
                                                100     Warren Resources, Inc. (b) .................................          1,045
                                                194     Whiting Petroleum Corp. (b) ................................          7,044
                                                                                                                        -----------
                                                                                                                            198,725
-----------------------------------------------------------------------------------------------------------------------------------
Oil: Integrated Domestic--0.2%                  200     Delta Petroleum Corp. (b) ..................................          2,812
                                                 84     Giant Industries, Inc. (b) .................................          3,024
                                                297     KCS Energy, Inc. (b) .......................................          5,159
                                                319     Mission Resources Corp. (b) ................................          2,574
                                                100     Tipperary Corp. (b) ........................................            625
                                                                                                                        -----------
                                                                                                                             14,194
-----------------------------------------------------------------------------------------------------------------------------------
Paints & Coatings--0.2%                         298     Ferro Corp. ................................................          5,918
                                                205     H.B. Fuller Company ........................................          6,982
                                                                                                                        -----------
                                                                                                                             12,900
-----------------------------------------------------------------------------------------------------------------------------------
Paper--0.4%                                     159     Albany International Corp. Class A .........................          5,105
                                                300     Bowater, Inc. ..............................................          9,711
                                                156     Buckeye Technologies, Inc. (b) .............................          1,243
                                                215     Caraustar Industries, Inc. (b) .............................          2,258
                                                119     Chesapeake Corp. ...........................................          2,492
                                                222     Glatfelter .................................................          2,753
                                                200     Mercer International, Inc.-Sbi (b) .........................          1,458
                                                100     Neenah Paper, Inc. .........................................          3,097
                                                161     Rock-Tenn Co. Class A ......................................          2,037
                                                274     Wausau Paper Corp. .........................................          3,283
                                                                                                                        -----------
                                                                                                                             33,437
-----------------------------------------------------------------------------------------------------------------------------------
Plastics--0.0%                                  148     Spartech Corp. .............................................          2,634
-----------------------------------------------------------------------------------------------------------------------------------
Pollution Control & Environmental               100     American Ecology Corp. .....................................          1,790
Services--0.2%                                  356     Darling International, Inc. (b) ............................          1,335
                                                 80     Duratek, Inc. (b) ..........................................          1,854
                                                233     Headwaters, Inc. (b) .......................................          8,011
                                                                                                                        -----------
                                                                                                                             12,990
-----------------------------------------------------------------------------------------------------------------------------------
Power Transmission Equipment--0.1%              179     Regal-Beloit Corp. .........................................          5,220
-----------------------------------------------------------------------------------------------------------------------------------
Printing & Copying Services--0.1%               257     Bowne & Co., Inc. ..........................................          3,716
                                                400     Cenveo, Inc. (b) ...........................................          3,024
                                                100     TRM Corp. (b) ..............................................          1,682
                                                                                                                        -----------
                                                                                                                              8,422
-----------------------------------------------------------------------------------------------------------------------------------
Production Technology                            82     ADE Corp. (b) ..............................................          2,300
Equipment--1.3%                                 189     ATMI, Inc. (b) .............................................          5,483
                                                148     August Technology Corp. (b) ................................          1,724
                                                694     Axcelis Technologies, Inc. (b) .............................          4,761
                                                313     Brooks Automation, Inc. (b) ................................          4,648
                                                280     Cognex Corp. ...............................................          7,333
                                                572     Credence Systems Corp. (b) .................................          5,177
                                                238     Cymer, Inc. (b) ............................................          6,271
                                                132     Dionex Corp. (b) ...........................................          5,757
                                                170     Electro Scientific Industries, Inc. (b) ....................          3,040
                                                200     Emcore Corp. (b) ...........................................            826
                                                345     Entegris, Inc. (b) .........................................          3,416
                                                177     Esterline Technologies Corp. (b) ...........................          7,094
                                                139     FEI Co. (b) ................................................          3,171
                                                100     Intevac, Inc. (b) ..........................................          1,047
                                                474     Kulicke & Soffa Industries, Inc. (b) .......................          3,749
                                                344     LTX Corp. (b) ..............................................          1,706
                                                146     MTS Systems Corp. ..........................................          4,903
                                                290     Mattson Technology, Inc. (b) ...............................          2,076
                                                250     Mykrolis Corp. (b) .........................................          3,553

FAM Series Fund, Inc.
Mercury Small Cap Index Portfolio
Schedule of Investments as of June 30, 2005 (continued)

                                             Shares
Industry*                                      Held                             Common Stocks                               Value
-----------------------------------------------------------------------------------------------------------------------------------
Production Technology Equipment                 123     Photon Dynamics, Inc. (b) ..................................    $     2,535
(concluded)                                     236     Photronics, Inc. (b) .......................................          5,508
                                                106     Rofin-Sinar Technologies, Inc. (b) .........................          3,477
                                                 67     Rudolph Technologies, Inc. (b) .............................            960
                                                158     Ultratech, Inc. (b) ........................................          2,891
                                                229     Varian Semiconductor Equipment Associates, Inc. (b) ........          8,473
                                                                                                                        -----------
                                                                                                                            101,879
-----------------------------------------------------------------------------------------------------------------------------------
Publishing: Miscellaneous--0.5%                 153     Banta Corp. ................................................          6,940
                                                 64     Consolidated Graphics, Inc. (b) ............................          2,609
                                                 49     Courier Corp. ..............................................          1,882
                                                186     Martha Stewart Living Omnimedia Class A (b) ................          5,427
                                                100     Playboy Enterprises, Inc. Class B (b) ......................          1,294
                                                896     Primedia, Inc. (b) .........................................          3,629
                                                619     The Reader's Digest Association, Inc. Class A ..............         10,214
                                                213     Scholastic Corp. (b) .......................................          8,211
                                                 57     Thomas Nelson, Inc.                                                   1,240
                                                                                                                        -----------
                                                                                                                             41,446
-----------------------------------------------------------------------------------------------------------------------------------
Publishing: Newspapers--0.2%                    410     Hollinger International, Inc. Class A ......................          4,104
                                                106     Journal Communications, Inc. Class A .......................          1,781
                                                252     Journal Register Co. (b) ...................................          4,413
                                                100     Media General, Inc. Class A ................................          6,476
                                                                                                                        -----------
                                                                                                                             16,774
-----------------------------------------------------------------------------------------------------------------------------------
Radio & TV Broadcasters--0.7%                    62     Beasley Broadcasting Group, Inc. Class A (b) ...............            898
                                                200     Citadel Broadcasting Corp. (b) .............................          2,290
                                                200     Cox Radio, Inc. Class A (b) ................................          3,150
                                                352     Cumulus Media, Inc. Class A (b) ............................          4,147
                                                349     Emmis Communications Corp. Class A (b) .....................          6,167
                                                200     Entercom Communications Corp. (b) ..........................          6,658
                                                 53     Fisher Communications, Inc. (b) ............................          2,506
                                                269     Gray Television, Inc. ......................................          3,244
                                                 93     Liberty Corp. ..............................................          3,423
                                                201     Lin TV Corp. Class A (b) ...................................          2,792
                                                500     Radio One, Inc. Class D (b) ................................          6,385
                                                158     Regent Communications, Inc. (b) ............................            927
                                                 79     Saga Communications, Inc. Class A (b) ......................          1,106
                                                 81     Salem Communications Corp. Class A (b) .....................          1,607
                                                334     Sinclair Broadcast Group, Inc. Class A .....................          3,033
                                                284     Spanish Broadcasting System Class A (b) ....................          2,837
                                                100     WPT Enterprises, Inc. (b) ..................................          1,949
                                                128     World Wrestling Entertainment, Inc. ........................          1,462
                                                                                                                        -----------
                                                                                                                             54,581
-----------------------------------------------------------------------------------------------------------------------------------
Railroad Equipment--0.1%                        100     Freightcar America, Inc. (b) ...............................          1,983
                                                 51     Greenbrier Cos., Inc. ......................................          1,382
                                                285     Westinghouse Air Brake Technologies Corp. ..................          6,122
                                                                                                                        -----------
                                                                                                                              9,487
-----------------------------------------------------------------------------------------------------------------------------------
Railroads--0.3%                                 231     Florida East Coast Industries ..............................         10,002
                                                 99     Genesee & Wyoming, Inc. Class A (b) ........................          2,694
                                                486     Kansas City Southern (b) ...................................          9,807
                                                213     RailAmerica, Inc. (b) ......................................          2,535
                                                                                                                        -----------
                                                                                                                             25,038
-----------------------------------------------------------------------------------------------------------------------------------
Real Estate--0.3%                                20     Avatar Holdings, Inc. (b) ..................................          1,005
                                                123     Bluegreen Corp. (b) ........................................          2,141
                                                 26     Consolidated-Tomoka Land Co. ...............................          2,236
                                                147     Sunterra Corp. (b) .........................................          2,383
                                                103     Tarragon Corp. (b) .........................................          2,601
                                                 38     Tejon Ranch Co. (b) ........................................          1,956
                                                192     Trammell Crow Co. (b) ......................................          4,654
                                                207     WCI Communities, Inc. (b) ..................................          6,630
                                                                                                                        -----------
                                                                                                                             23,606
-----------------------------------------------------------------------------------------------------------------------------------

FAM Series Fund, Inc.
Mercury Small Cap Index Portfolio
Schedule of Investments as of June 30, 2005 (continued)

                                             Shares
Industry*                                      Held                             Common Stocks                               Value
-----------------------------------------------------------------------------------------------------------------------------------
Real Estate Investment Trusts                   152     AMLI Residential Properties Trust ..........................    $     4,752
(REIT)--6.5%                                    288     Aames Investment Corp. .....................................          2,799
                                                144     Acadia Realty Trust ........................................          2,686
                                                197     Affordable Residential Communities .........................          2,630
                                                 10     Alexander's, Inc. (b) ......................................          2,488
                                                135     Alexandria Real Estate Equities, Inc. ......................          9,916
                                                101     American Campus Communities, Inc. ..........................          2,291
                                                215     American Home Mortgage Investment Corp. ....................          7,516
                                                312     Anthracite Capital, Inc. ...................................          3,697
                                                249     Anworth Mortgage Asset Corp. ...............................          2,450
                                                 29     Arbor Realty Trust, Inc. ...................................            832
                                                187     Ashford Hospitality Trust, Inc. ............................          2,020
                                                113     Bedford Property Investors .................................          2,601
                                                160     Bimini Mortgage Management, Inc. Class A ...................          2,256
                                                185     BioMed Realty Trust, Inc. ..................................          4,412
                                                200     Boykin Lodging Co. (b) .....................................          2,680
                                                334     Brandywine Realty Trust ....................................         10,237
                                                227     CRT Properties, Inc. .......................................          6,197
                                                260     Capital Automotive REIT ....................................          9,924
                                                110     Capital Lease Funding, Inc. ................................          1,194
                                                 61     Capital Trust, Inc. ........................................          2,038
                                                143     Cedar Shopping Centers, Inc. ...............................          2,109
                                                211     Colonial Properties Trust ..................................          9,284
                                                317     Commercial Net Lease Realty ................................          6,489
                                                226     Corporate Office Properties Trust ..........................          6,656
                                                 56     Correctional Properties Trust ..............................          1,585
                                                254     Cousins Properties, Inc. ...................................          7,513
                                                100     Criimi MAE, Inc. (b) .......................................          2,185
                                                200     DiamondRock Hospitality Co. ................................          2,260
                                                 96     Digital Realty Trust, Inc. .................................          1,668
                                                390     ECC Capital Corp. ..........................................          2,597
                                                126     Eastgroup Properties .......................................          5,306
                                                130     Education Realty Trust, Inc. ...............................          2,379
                                                179     Entertainment Properties Trust .............................          8,234
                                                377     Equity Inns, Inc. ..........................................          5,014
                                                109     Equity Lifestyle Properties, Inc. ..........................          4,334
                                                204     Equity One, Inc. ...........................................          4,631
                                                111     Extra Space Storage, Inc. ..................................          1,591
                                                359     FelCor Lodging Trust, Inc. (b) .............................          5,198
                                                330     Fieldstone Investment Corp. ................................          4,752
                                                284     First Industrial Realty Trust, Inc. ........................         11,332
                                                100     First Potomac Realty Trust .................................          2,480
                                                235     GMH Communities Trust ......................................          3,255
                                                207     Gables Residential Trust ...................................          8,949
                                                 99     Getty Realty Corp. .........................................          2,742
                                                207     Glenborough Realty Trust, Inc. .............................          4,262
                                                217     Glimcher Realty Trust ......................................          6,022
                                                177     Government Properties Trust, Inc. ..........................          1,720
                                                 39     Gramercy Capital Corp. .....................................            954
                                                164     Heritage Property Investment Trust .........................          5,743
                                                200     Hersha Hospitality Trust ...................................          1,908
                                                185     Highland Hospitality Corp. .................................          1,933
                                                372     Highwoods Properties, Inc. .................................         11,071
                                                228     Home Properties, Inc. ......................................          9,809
                                                279     HomeBanc Corp. .............................................          2,536
                                                470     IMPAC Mortgage Holdings, Inc. ..............................          8,766
                                                400     Inland Real Estate Corp. ...................................          6,432
                                                284     Innkeepers USA Trust .......................................          4,243
                                                244     Investors Real Estate Trust ................................          2,357
                                                199     Kilroy Realty Corp. ........................................          9,451
                                                159     Kite Realty Group Trust ....................................          2,385
                                                 73     LTC Properties, Inc. .......................................          1,511
                                              1,194     La Quinta Corp. (b) ........................................         11,140

FAM Series Fund, Inc.
Mercury Small Cap Index Portfolio
Schedule of Investments as of June 30, 2005 (continued)

                                             Shares
Industry*                                      Held                             Common Stocks                               Value
-----------------------------------------------------------------------------------------------------------------------------------
Real Estate Investment Trusts (REIT)            168     LaSalle Hotel Properties ...................................    $     5,512
(concluded)                                     296     Lexington Corporate Properties Trust .......................          7,196
                                                282     Luminent Mortgage Capital, Inc. ............................          3,043
                                                477     MFA Mortgage Investments, Inc. .............................          3,554
                                                242     Maguire Properties, Inc. ...................................          6,858
                                                572     Meristar Hospitality Corp. (b) .............................          4,919
                                                130     Mid-America Apartment Communities, Inc. ....................          5,905
                                                134     National Health Investors, Inc. ............................          3,761
                                                460     Nationwide Health Properties, Inc. .........................         10,861
                                                321     Newcastle Investment Corp. .................................          9,678
                                                100     NorthStar Realty Finance Corp. .............................          1,049
                                                188     Novastar Financial, Inc. ...................................          7,360
                                                374     Omega Healthcare Investors, Inc. ...........................          4,810
                                                120     Origen Financial, Inc. .....................................            888
                                                 93     PS Business Parks, Inc. ....................................          4,134
                                                 82     Parkway Properties, Inc. ...................................          4,101
                                                196     Pennsylvania Real Estate Investment Trust ..................          9,310
                                                277     Post Properties, Inc. ......................................         10,002
                                                307     Prentiss Properties Trust ..................................         11,187
                                                186     RAIT Investment Trust ......................................          5,571
                                                 79     Ramco-Gershenson Properties ................................          2,313
                                                124     Redwood Trust, Inc. ........................................          6,398
                                                 61     Saul Centers, Inc. .........................................          2,217
                                                348     Saxon Capital Inc. .........................................          5,940
                                                380     Senior Housing Properties Trust ............................          7,186
                                                100     Sizeler Property Investors .................................          1,320
                                                 93     Sovran Self Storage, Inc. ..................................          4,228
                                                440     Spirit Finance Corp. .......................................          5,170
                                                104     Strategic Hotel Capital, Inc. ..............................          1,872
                                                 94     Sun Communities, Inc. ......................................          3,496
                                                169     Sunstone Hotel Investors, Inc. .............................          4,100
                                                198     Tanger Factory Outlet Centers, Inc. ........................          5,332
                                                312     Taubman Centers, Inc. ......................................         10,636
                                                133     The Town & Country Trust ...................................          3,792
                                                322     Trustreet Properties, Inc. .................................          5,348
                                                218     U-Store-It Trust ...........................................          4,153
                                                 62     Universal Health Realty Income Trust .......................          2,363
                                                110     Urstadt Biddle Properties, Inc. Class A ....................          1,905
                                                261     Washington Real Estate Investment Trust ....................          8,143
                                                112     Winston Hotels, Inc. .......................................          1,261
                                                                                                                        -----------
                                                                                                                            497,274
-----------------------------------------------------------------------------------------------------------------------------------
Recreational Vehicles & Boats--0.3%              98     Arctic Cat, Inc. ...........................................          2,012
                                                121     Coachmen Industries, Inc. ..................................          1,516
                                                329     Fleetwood Enterprises, Inc. (b) ............................          3,339
                                                 63     Marine Products Corp. ......................................            917
                                                191     Monaco Coach Corp. .........................................          3,283
                                                249     Thor Industries, Inc. ......................................          7,826
                                                181     Winnebago Industries .......................................          5,928
                                                                                                                        -----------
                                                                                                                             24,821
-----------------------------------------------------------------------------------------------------------------------------------
Rental & Leasing Services:                       90     Electro Rent Corp. (b) .....................................          1,309
Commercial--0.3%                                309     GATX Corp. .................................................         10,661
                                                 59     Marlin Business Services, Inc. (b) .........................          1,186
                                                106     McGrath Rentcorp ...........................................          2,512
                                                367     United Rentals, Inc. (b) ...................................          7,417
                                                                                                                        -----------
                                                                                                                             23,085
-----------------------------------------------------------------------------------------------------------------------------------
Rental & Leasing Services:                      231     Aaron Rents, Inc. ..........................................          5,750
Consumer--0.3%                                   54     Amerco, Inc. (b) ...........................................          2,892
                                                171     Dollar Thrifty Automotive Group (b) ........................          6,495
                                                214     Rent-Way, Inc. (b) .........................................          2,106
                                                146     WESCO International, Inc. (b) ..............................          4,581
                                                                                                                        -----------
                                                                                                                             21,824
-----------------------------------------------------------------------------------------------------------------------------------

FAM Series Fund, Inc.
Mercury Small Cap Index Portfolio
Schedule of Investments as of June 30, 2005 (continued)

                                             Shares
Industry*                                      Held                             Common Stocks                               Value
-----------------------------------------------------------------------------------------------------------------------------------
Restaurants--1.5%                               100     AFC Enterprises ............................................    $     1,318
                                                100     BJ's Restaurants, Inc. (b) .................................          2,034
                                                251     Bob Evans Farms, Inc. ......................................          5,853
                                                 52     Buffalo Wild Wings, Inc. (b) ...............................          1,622
                                                234     CEC Entertainment, Inc. (b) ................................          9,849
                                                320     CKE Restaurants, Inc. ......................................          4,454
                                                148     California Pizza Kitchen, Inc. (b) .........................          4,036
                                                 95     Dave & Buster's, Inc. (b) ..................................          1,752
                                                600     Denny's Corp. (b) ..........................................          2,982
                                                132     Domino's Pizza, Inc. .......................................          2,938
                                                122     Ihop Corp. .................................................          5,294
                                                254     Jack in the Box, Inc. (b) ..................................          9,632
                                                384     Krispy Kreme Doughnuts, Inc. (b)(e) ........................          2,673
                                                159     Landry's Restaurants, Inc. .................................          4,784
                                                122     Lone Star Steakhouse & Saloon ..............................          3,710
                                                200     Luby's, Inc. (b) ...........................................          2,390
                                                165     O'Charleys, Inc. (b) .......................................          2,914
                                                178     PF Chang's China Bistro, Inc. (b) ..........................         10,498
                                                 87     Papa John's International, Inc. (b) ........................          3,477
                                                209     Rare Hospitality International, Inc. (b) ...................          6,368
                                                 86     Red Robin Gourmet Burgers, Inc. (b) ........................          5,330
                                                400     Ruby Tuesday, Inc. .........................................         10,360
                                                246     Ryan's Restaurant Group, Inc. (b) ..........................          3,446
                                                136     The Steak N Shake Co. (b) ..................................          2,532
                                                153     Texas Roadhouse, Inc. Class A (b) ..........................          5,317
                                                196     Triarc Cos. ................................................          2,913
                                                                                                                        -----------
                                                                                                                            118,476
-----------------------------------------------------------------------------------------------------------------------------------
Retail--4.6%                                     34     1-800 Contacts, Inc. (b) ...................................            659
                                                186     1-800-FLOWERS.COM, Inc. Class A (b) ........................          1,309
                                                304     99 Cents Only Stores (b) ...................................          3,864
                                                103     AC Moore Arts & Crafts, Inc. (b) ...........................          3,256
                                                356     Aeropostale, Inc. (b) ......................................         11,962
                                                 73     America's Car Mart, Inc. (b) ...............................          1,643
                                                121     Big 5 Sporting Goods Corp. .................................          3,434
                                                700     Big Lots, Inc. (b) .........................................          9,268
                                                 41     Blair Corp. ................................................          1,620
                                              1,100     Blockbuster, Inc. Class A ..................................         10,032
                                                 34     Blue Nile, Inc. (b) ........................................          1,111
                                                 59     The Bon-Ton Stores, Inc. ...................................          1,142
                                                152     Brookstone, Inc. (b) .......................................          2,870
                                                106     Brown Shoe Co., Inc. .......................................          4,150
                                                 33     The Buckle, Inc. ...........................................          1,463
                                                 67     Build-A-Bear Workshop, Inc. (b) ............................          1,571
                                                 99     Burlington Coat Factory Warehouse Corp. ....................          4,221
                                                287     CSK Auto Corp. (b) .........................................          4,787
                                                200     Cabela's, Inc. Class A (b) .................................          4,272
                                                 80     Cache, Inc. (b) ............................................          1,330
                                                235     Casual Male Retail Group, Inc. (b) .........................          1,718
                                                219     The Cato Corp. Class A .....................................          4,522
                                                122     Central Garden and Pet Co. (b) .............................          5,993
                                                103     Charlotte Russe Holding, Inc. (b) ..........................          1,283
                                                715     Charming Shoppes (b) .......................................          6,671
                                                121     Childrens Place (b) ........................................          5,647
                                                231     Christopher & Banks Corp. ..................................          4,218
                                                201     Coldwater Creek, Inc. (b) ..................................          5,007
                                                156     Cost Plus, Inc. (b) ........................................          3,891
                                                100     Design Within Reach, Inc. (b) ..............................          1,810
                                                163     Dress Barn, Inc. (b) .......................................          3,689
                                                416     Drugstore.Com (b) ..........................................          1,735
                                                 85     Electronics Boutique Holdings Corp. (b) ....................          5,397
                                                100     FTD Group, Inc. (b) ........................................          1,135
                                                275     Fred's, Inc. ...............................................          4,560
                                                213     GSI Commerce, Inc. (b) .....................................          3,568

FAM Series Fund, Inc.
Mercury Small Cap Index Portfolio
Schedule of Investments as of June 30, 2005 (continued)

                                             Shares
Industry*                                      Held                             Common Stocks                               Value
-----------------------------------------------------------------------------------------------------------------------------------
Retail                                          330     GameStop Corp. Class B (b) .................................    $     9,867
(concluded)                                     131     Genesco, Inc. (b) ..........................................          4,859
                                                142     Global Imaging Systems, Inc. (b) ...........................          4,524
                                                 88     Goody's Family Clothing, Inc. ..............................            649
                                                113     Group 1 Automotive, Inc. (b) ...............................          2,717
                                                170     Guitar Center, Inc. (b) ....................................          9,923
                                                228     Gymboree Corp. (b) .........................................          3,114
                                                316     HOT Topic, Inc. (b) ........................................          6,042
                                                124     Handleman Co. ..............................................          2,047
                                                168     Hibbett Sporting Goods, Inc. (b) ...........................          6,357
                                                340     Insight Enterprises, Inc. (b) ..............................          6,861
                                                138     The J. Jill Group, Inc. (b) ................................          1,898
                                                109     Jo-Ann Stores, Inc. (b) ....................................          2,877
                                                 78     Jos. A. Bank Clothiers, Inc. (b) ...........................          3,377
                                                 23     Lawson Products ............................................            893
                                                281     Linens `N Things, Inc. (b) .................................          6,648
                                                 76     Lithia Motors, Inc. Class A ................................          2,193
                                                 65     MarineMax, Inc. (b) ........................................          2,031
                                                 42     New York & Co (b) ..........................................            885
                                                 82     Overstock.com, Inc. (b) ....................................          2,919
                                                100     PC Mall, Inc. (b) ..........................................            439
                                                362     PEP Boys-Manny Moe & Jack ..................................          4,901
                                                400     Pacific Sunwear of California, Inc. (b) ....................          9,196
                                                 87     The Pantry, Inc. (b) .......................................          3,370
                                                100     Party City Corp. (b) .......................................          1,200
                                                422     Payless Shoesource, Inc. (b) ...............................          8,102
                                                300     Petco Animal Supplies, Inc. (b) ............................          8,796
                                                500     Pier 1 Imports, Inc. .......................................          7,095
                                                144     Priceline.com, Inc. (b) ....................................          3,360
                                                221     Restoration Hardware, Inc. (b) .............................          1,808
                                                100     Retail Ventures, Inc. (b) ..................................          1,364
                                                200     Rush Enterprises Inc. Class A (b) ..........................          2,668
                                                 31     Russ Berrie & Co., Inc. ....................................            397
                                                137     School Specialty, Inc. (b) .................................          6,371
                                                 92     Sharper Image Corp. (b) ....................................          1,171
                                                214     ShopKo Stores, Inc. (b) ....................................          5,202
                                                165     Sonic Automotive, Inc. .....................................          3,508
                                                135     The Sports Authority, Inc. (b) .............................          4,293
                                                135     Stage Stores, Inc. (b) .....................................          5,886
                                                130     Stamps.com, Inc. (b) .......................................          2,438
                                                183     Stein Mart, Inc. ...........................................          4,026
                                                100     Talbots, Inc. ..............................................          3,247
                                                212     Too, Inc. (b) ..............................................          4,954
                                                215     Tractor Supply Co. (b) .....................................         10,557
                                                173     Trans World Entertainment (b) ..............................          2,047
                                                185     Tuesday Morning Corp. ......................................          5,831
                                                111     United Auto Group, Inc. ....................................          3,308
                                                274     United Natural Foods, Inc. (b) .............................          8,321
                                                141     Valuevision Media, Inc. Class A (b) ........................          1,693
                                                200     Wilsons The Leather Experts (b) ............................          1,328
                                                334     Zale Corp. (b) .............................................         10,584
                                                                                                                        -----------
                                                                                                                            352,950
-----------------------------------------------------------------------------------------------------------------------------------

FAM Series Fund, Inc.
Mercury Small Cap Index Portfolio
Schedule of Investments as of June 30, 2005 (continued)

                                             Shares
Industry*                                      Held                             Common Stocks                               Value
-----------------------------------------------------------------------------------------------------------------------------------
Savings & Loan--2.2%                            113     Anchor Bancorp Wisconsin, Inc. .............................    $     3,419
                                                300     BFC Financial Corp. (b) ....................................          2,559
                                                361     Bank Mutual Corp. ..........................................          3,993
                                                306     BankAtlantic Bancorp, Inc. Class A .........................          5,799
                                                191     Bankunited Financial Corp. Class A .........................          5,165
                                                 48     Berkshire Hills Bancorp, Inc. ..............................          1,599
                                                132     Beverly Hills Bancorp, Inc. ................................          1,445
                                                420     Brookline Bancorp, Inc. ....................................          6,829
                                                 36     Citizens First Bancorp, Inc. ...............................            743
                                                 64     Coastal Financial Corp. ....................................            935
                                                260     Commercial Capital Bancorp, Inc. ...........................          4,345
                                                253     Commercial Federal Corp. ...................................          8,521
                                                232     Dime Community Bancshares ..................................          3,526
                                                157     Fidelity Bankshares, Inc. ..................................          4,164
                                                 98     First Financial Holdings, Inc. .............................          2,931
                                                100     First Indiana Corp. ........................................          2,967
                                                763     First Niagara Financial Group, Inc. ........................         11,125
                                                 68     First Place Financial Corp. ................................          1,366
                                                142     First Republic Bank ........................................          5,017
                                                103     FirstFed Financial Corp. (b) ...............................          6,140
                                                232     Flagstar Bancorp, Inc. .....................................          4,392
                                                 96     Flushing Financial Corp. ...................................          1,766
                                                 54     Great Southern Bancorp, Inc. ...............................          1,690
                                                123     Harbor Florida Bancshares, Inc. ............................          4,605
                                                 45     Horizon Financial Corp. ....................................            999
                                                 49     IBERIABANK Corp. ...........................................          3,019
                                                 41     ITLA Capital Corp. (b) .....................................          2,210
                                                231     KNBT Bancorp, Inc. .........................................          3,486
                                                150     Kearny Financial Corp. .....................................          1,770
                                                195     MAF Bancorp, Inc. ..........................................          8,313
                                                350     Netbank, Inc. ..............................................          3,262
                                                700     NewAlliance Bancshares, Inc. ...............................          9,835
                                                105     Northwest Bancorp, Inc. ....................................          2,232
                                                 42     OceanFirst Financial Corp. .................................            945
                                                206     Ocwen Financial Corp. (b) ..................................          1,393
                                                138     PFF Bancorp, Inc. ..........................................          4,180
                                                244     Partners Trust Financial Group, Inc. .......................          2,606
                                                100     Pennfed Financial Services, Inc. ...........................          1,688
                                                423     Provident Financial Services, Inc. .........................          7,432
                                                100     Rockville Financial, Inc. (b) ..............................          1,222
                                                162     Sterling Financial Corp. (b) ...............................          6,059
                                                101     TierOne Corp. ..............................................          2,740
                                                135     United Community Financial Corp. ...........................          1,477
                                                600     W Holding Co., Inc. ........................................          6,132
                                                                                                                        -----------
                                                                                                                            166,041
-----------------------------------------------------------------------------------------------------------------------------------
Scientific Equipment & Suppliers--0.2%          260     Newport Corp. (b) ..........................................          3,604
                                                242     Varian, Inc. (b) ...........................................          9,145
                                                                                                                        -----------
                                                                                                                             12,749
-----------------------------------------------------------------------------------------------------------------------------------
Securities Brokerage & Services--0.5%           152     Archipelago Holdings, Inc. (b) .............................          5,926
                                                 51     BKF Capital Group, Inc. ....................................          1,933
                                                270     CharterMac .................................................          5,929
                                                313     Investment Technology Group, Inc. (b) ......................          6,579
                                                700     Knight Capital Group, Inc. Class A (b) .....................          5,334
                                                511     LaBranche & Co., Inc. (b) ..................................          3,219
                                                156     MarketAxess Holdings, Inc. (b) .............................          1,763
                                                196     NCO Group, Inc. (b) ........................................          4,239
                                                140     optionsXpress Holdings, Inc. ...............................          2,128
                                                 78     SWS Group, Inc. ............................................          1,340
                                                 49     ZipRealty, Inc. (b) ........................................            629
                                                                                                                        -----------
                                                                                                                             39,019
-----------------------------------------------------------------------------------------------------------------------------------

FAM Series Fund, Inc.
Mercury Small Cap Index Portfolio
Schedule of Investments as of June 30, 2005 (continued)

                                             Shares
Industry*                                      Held                             Common Stocks                               Value
-----------------------------------------------------------------------------------------------------------------------------------
Services: Commercial--3.0%                       74     4Kids Entertainment, Inc. (b) ..............................    $     1,471
                                                223     ABM Industries, Inc. .......................................          4,348
                                                155     AMN Healthcare Services, Inc. (b) ..........................          2,330
                                                120     Administaff, Inc. ..........................................          2,851
                                                130     The Advisory Board Co. (b) .................................          6,336
                                                 42     Ambassadors Group, Inc. ....................................          1,562
                                                 77     Angelica Corp. .............................................          1,887
                                                219     Autobytel, Inc. (b) ........................................          1,058
                                                 64     CDI Corp. ..................................................          1,403
                                                 76     CRA International, Inc. (b) ................................          4,093
                                                153     Casella Waste Systems, Inc. (b) ............................          1,836
                                                 96     Central Parking Corp. ......................................          1,320
                                                410     Century Business Services, Inc. (b) ........................          1,661
                                                174     Chemed Corp. ...............................................          7,113
                                                 85     Clark, Inc. ................................................          1,218
                                                100     Cogent, Inc. (b) ...........................................          2,855
                                                177     Coinstar, Inc. (b) .........................................          4,016
                                                222     Corrections Corp. of America (b) ...........................          8,714
                                                114     CoStar Group, Inc. (b) .....................................          4,970
                                                229     Cross Country Healthcare, Inc. (b) .........................          3,893
                                                173     DiamondCluster International, Inc. Class A (b) .............          1,955
                                                 24     Exponent, Inc. (b) .........................................            686
                                                259     FTI Consulting, Inc. (b) ...................................          5,413
                                                 39     First Advantage Corp. Class A (b) ..........................            909
                                                 77     Forrester Research, Inc. (b) ...............................          1,373
                                                127     G&K Services, Inc. Class A .................................          4,792
                                                 71     The Geo Group, Inc. (b) ....................................          1,779
                                                170     Gevity HR, Inc. ............................................          3,405
                                                289     Harris Interactive, Inc. (b) ...............................          1,407
                                                122     Heidrick & Struggles International, Inc. (b) ...............          3,182
                                                156     Hudson Highland Group, Inc. (b) ............................          2,432
                                                600     IKON Office Solutions, Inc. ................................          5,706
                                                266     Jackson Hewitt Tax Service, Inc. ...........................          6,288
                                                132     Kelly Services, Inc. Class A ...............................          3,780
                                                143     Kforce, Inc. (b) ...........................................          1,210
                                                224     Korn/Ferry International (b) ...............................          3,976
                                                294     Labor Ready, Inc. (b) ......................................          6,853
                                                137     MAXIMUS, Inc. ..............................................          4,835
                                                623     MPS Group, Inc. (b) ........................................          5,869
                                                 84     Midas, Inc. (b) ............................................          1,932
                                                 44     Monro Muffler, Inc. ........................................          1,298
                                                389     Navigant Consulting, Inc. (b) ..............................          6,870
                                                118     Navigant International, Inc. (b) ...........................          1,733
                                                 61     Netratings, Inc. (b) .......................................            830
                                                100     Nutri/System, Inc. (b) .....................................          1,476
                                                300     PHH Corp. (b) ..............................................          7,716
                                                169     Pegasus Solutions, Inc. (b) ................................          1,884
                                                 75     Pre-Paid Legal Services, Inc. ..............................          3,349
                                                300     Regis Corp. ................................................         11,724
                                                320     Resources Connection, Inc. (b) .............................          7,434
                                                166     Rollins, Inc. ..............................................          3,327
                                                100     Sirva, Inc. (b) ............................................            851
                                                257     Source Interlink Cos., Inc. (b) ............................          3,179
                                                355     Spherion Corp. (b) .........................................          2,343
                                                 87     Startek, Inc. ..............................................          1,429
                                                213     TeleTech Holdings, Inc. (b) ................................          1,736
                                                290     Tetra Tech, Inc. (b) .......................................          3,924
                                                 14     Travelzoo, Inc. (b) ........................................            460
                                                 76     Unifirst Corp. .............................................          3,081
                                                 37     Vertrue, Inc. (b) ..........................................          1,442
                                                100     Viad Corp. .................................................          2,834
                                                 39     Volt Information Sciences, Inc. (b) ........................            925
                                                331     Waste Connections, Inc. (b) ................................         12,343

FAM Series Fund, Inc.
Mercury Small Cap Index Portfolio
Schedule of Investments as of June 30, 2005 (continued)

                                             Shares
Industry*                                      Held                             Common Stocks                               Value
-----------------------------------------------------------------------------------------------------------------------------------
Services: Commercial                            400     Waste Services, Inc. (b) ...................................    $     1,536
(concluded)                                     195     Watson Wyatt & Co. Holdings ................................          4,998
                                                484     Wireless Facilities, Inc. (b) ..............................          3,064
                                                166     World Fuel Services Corp. ..................................          3,886
                                                                                                                        -----------
                                                                                                                            228,389
-----------------------------------------------------------------------------------------------------------------------------------
Shipping--0.2%                                  117     Gulfmark Offshore, Inc. (b) ................................          3,195
                                                132     Kirby Corp. (b) ............................................          5,953
                                                100     Maritrans, Inc. ............................................          2,705
                                                                                                                        -----------
                                                                                                                             11,853
-----------------------------------------------------------------------------------------------------------------------------------
Shoes--0.4%                                      67     Deckers Outdoor Corp. (b) ..................................          1,648
                                                223     Finish Line Class A ........................................          4,219
                                                185     K-Swiss, Inc. Class A ......................................          5,983
                                                 69     Kenneth Cole Productions, Inc. Class A .....................          2,147
                                                108     Skechers U.S.A., Inc. Class A (b) ..........................          1,540
                                                 55     Steven Madden Ltd. (b) .....................................            977
                                                199     Stride Rite Corp. ..........................................          2,744
                                                417     Wolverine World Wide, Inc. .................................         10,012
                                                                                                                        -----------
                                                                                                                             29,270
-----------------------------------------------------------------------------------------------------------------------------------
Steel--0.5%                                     700     AK Steel Holding Corp. (b) .................................          4,487
                                                151     Carpenter Technology .......................................          7,822
                                                175     Gibraltar Industries, Inc. .................................          3,245
                                                211     Oregon Steel Mills, Inc. (b) ...............................          3,631
                                                141     Schnitzer Steel Industries, Inc. Class A ...................          3,342
                                                259     Steel Dynamics, Inc. .......................................          6,799
                                                 81     Steel Technologies, Inc. ...................................          1,369
                                                 45     Wheeling-Pittsburgh Corp. (b) ..............................            692
                                                400     Worthington Industries .....................................          6,320
                                                                                                                        -----------
                                                                                                                             37,707
-----------------------------------------------------------------------------------------------------------------------------------
Synthetic Fibers--0.0%                          244     Wellman, Inc. ..............................................          2,486
-----------------------------------------------------------------------------------------------------------------------------------
Telecommunications Equipment--0.8%               77     Applied Signal Technology, Inc. ............................          1,466
                                                520     Arris Group, Inc. (b) ......................................          4,529
                                                139     Audiovox Corp. Class A (b) .................................          2,154
                                                290     Belden CDT, Inc. ...........................................          6,148
                                                255     C-COR, Inc. (b) ............................................          1,747
                                                100     INTAC International (b) ....................................            600
                                                355     Interdigital Communications Corp. (b) ......................          6,213
                                                129     Mastec, Inc. (b) ...........................................          1,135
                                                300     Plantronics, Inc. ..........................................         10,908
                                                600     Polycom, Inc. (b) ..........................................          8,946
                                                629     Powerwave Technologies, Inc. (b) ...........................          6,428
                                                477     SBA Communications Corp. Class A (b) .......................          6,440
                                                149     Spectralink Corp. ..........................................          1,567
                                                334     Symmetricom, Inc. (b) ......................................          3,464
                                                462     Terayon Corp. (b) ..........................................          1,428
                                                                                                                        -----------
                                                                                                                             63,173
-----------------------------------------------------------------------------------------------------------------------------------
Textile Products--0.1%                          172     DHB Industries, Inc. (b) ...................................          1,453
                                                300     Innovo Group, Inc. (b) .....................................            636
                                                258     Interface, Inc. Class A (b) ................................          2,077
                                                                                                                        -----------
                                                                                                                              4,166
-----------------------------------------------------------------------------------------------------------------------------------

FAM Series Fund, Inc.
Mercury Small Cap Index Portfolio
Schedule of Investments as of June 30, 2005 (continued)

                                             Shares
Industry*                                      Held                             Common Stocks                               Value
-----------------------------------------------------------------------------------------------------------------------------------
Textiles Apparel Manufacturers--0.5%            139     Carter's, Inc. (b) .........................................    $     8,115
                                                 59     Cherokee, Inc. .............................................          2,043
                                                 74     Guess?, Inc. (b) ...........................................          1,227
                                                112     Hartmarx Corp. (b) .........................................          1,128
                                                194     Kellwood Co. ...............................................          5,219
                                                 99     Oxford Industries, Inc. ....................................          4,262
                                                 54     Perry Ellis International, Inc. (b) ........................          1,263
                                                177     Phillips-Van Heusen ........................................          5,786
                                                164     Russell Corp. ..............................................          3,354
                                                325     The Warnaco Group, Inc. (b) ................................          7,556
                                                                                                                        -----------
                                                                                                                             39,953
-----------------------------------------------------------------------------------------------------------------------------------
Tires & Rubber--0.1%                             64     Bandag, Inc. ...............................................          2,947
                                                358     Cooper Tire & Rubber Co. ...................................          6,648
                                                                                                                        -----------
                                                                                                                              9,595
-----------------------------------------------------------------------------------------------------------------------------------
Tobacco--0.2%                                   532     Alliance One International, Inc. ...........................          3,197
                                                 85     Schweitzer-Mauduit International, Inc. .....................          2,646
                                                242     Star Scientific, Inc. (b) ..................................          1,082
                                                176     Universal Corp. ............................................          7,705
                                                189     Vector Group Ltd. ..........................................          3,510
                                                                                                                        -----------
                                                                                                                             18,140
-----------------------------------------------------------------------------------------------------------------------------------
Toys--0.1%                                      181     Jakks Pacific, Inc. (b) ....................................          3,477
                                                201     Leapfrog Enterprises, Inc. (b) .............................          2,271
                                                                                                                        -----------
                                                                                                                              5,748
-----------------------------------------------------------------------------------------------------------------------------------
Transportation Miscellaneous--0.1%              110     HUB Group, Inc. Class A (b) ................................          2,756
                                                300     Odyssey Marine Exploration, Inc. (b) .......................          1,494
                                                206     Pacer International, Inc. (b) ..............................          4,489
                                                115     SCS Transportation, Inc. (b) ...............................          2,047
                                                 56     US Xpress Enterprises, Inc. Class A (b) ....................            667
                                                                                                                        -----------
                                                                                                                             11,453
-----------------------------------------------------------------------------------------------------------------------------------
Truckers--0.6%                                  156     Arkansas Best Corp. ........................................          4,962
                                                139     Covenant Transport, Inc. Class A (b) .......................          1,835
                                                196     Forward Air Corp. ..........................................          5,541
                                                278     Heartland Express, Inc. ....................................          5,402
                                                222     Knight Transportation, Inc. ................................          5,401
                                                 41     Marten Transport Ltd. (b) ..................................            861
                                                123     Old Dominion Freight Line (b) ..............................          3,300
                                                198     Overnite Corp. .............................................          8,510
                                                100     USA Truck, Inc. (b) ........................................          2,475
                                                338     Werner Enterprises, Inc. ...................................          6,638
                                                                                                                        -----------
                                                                                                                             44,925
-----------------------------------------------------------------------------------------------------------------------------------
Utilities: Cable TV & Radio--0.0%               384     Mediacom Communications Corp. Class A (b) ..................          2,638
-----------------------------------------------------------------------------------------------------------------------------------
Utilities: Electrical--1.3%                     100     Allete, Inc. ...............................................          4,990
                                                292     Avista Corp. ...............................................          5,428
                                                230     Black Hills Corp. ..........................................          8,475
                                                 94     CH Energy Group, Inc. ......................................          4,571
                                                 59     Central Vermont Public Service Corp. .......................          1,092
                                                338     Cleco Corp. ................................................          7,291
                                                529     Duquesne Light Holdings, Inc. ..............................          9,882
                                                340     El Paso Electric Co. (b) ...................................          6,953
                                                147     The Empire District Electric Co. ...........................          3,522
                                                292     Idacorp, Inc. ..............................................          8,944
                                                118     MGE Energy, Inc. ...........................................          4,293
                                                200     NorthWestern Corp. .........................................          6,304
                                                211     Otter Tail Corp. ...........................................          5,767
                                                734     Sierra Pacific Resources (b) ...............................          9,138
                                                 92     UIL Holdings Corp. .........................................          4,951
                                                246     Unisource Energy Corp. .....................................          7,565
                                                                                                                        -----------
                                                                                                                             99,166
-----------------------------------------------------------------------------------------------------------------------------------

FAM Series Fund, Inc.
Mercury Small Cap Index Portfolio
Schedule of Investments as of June 30, 2005 (continued)

                                             Shares
Industry*                                      Held                             Common Stocks                               Value
-----------------------------------------------------------------------------------------------------------------------------------
Utilities: Gas Distributors--0.9%                97     Cascade Natural Gas Corp. ..................................    $     1,989
                                                 27     EnergySouth, Inc. ..........................................            748
                                                121     The Laclede Group, Inc. ....................................          3,843
                                                193     New Jersey Resources Corp. .................................          9,312
                                                304     Nicor, Inc. ................................................         12,516
                                                166     Northwest Natural Gas Co. ..................................          6,348
                                                259     Peoples Energy Corp. .......................................         11,256
                                                 81     South Jersey Industries, Inc. ..............................          4,951
                                                210     Southwest Gas Corp. ........................................          5,357
                                                337     WGL Holdings, Inc. .........................................         11,337
                                                                                                                        -----------
                                                                                                                             67,657
-----------------------------------------------------------------------------------------------------------------------------------
Utilities: Gas Pipelines--0.0%                  295     Transmontaigne, Inc. (b) ...................................          3,098
-----------------------------------------------------------------------------------------------------------------------------------
Utilities: Miscellaneous--0.1%                1,468     Aquila, Inc. (b) ...........................................          5,299
-----------------------------------------------------------------------------------------------------------------------------------
Utilities: Telecommunications--1.1%             100     Alaska Communications Systems Group, Inc. ..................            991
                                                 90     CT Communications, Inc. ....................................          1,174
                                                100     Centennial Communications Corp. (b) ........................          1,388
                                              1,501     Cincinnati Bell, Inc. (b) ..................................          6,454
                                                152     Commonwealth Telephone Enterprises, Inc. ...................          6,370
                                                874     Dobson Communications Corp. Class A (b) ....................          3,723
                                                170     FairPoint Communications, Inc. .............................          2,746
                                                445     General Communication Class A (b) ..........................          4,392
                                                400     GlobeTel Communications Corp. (b) ..........................          1,116
                                                 80     Golden Telecom, Inc. (a) ...................................          2,454
                                                300     IDT Corp. Class B (b) ......................................          3,948
                                                 92     Intrado, Inc. (b) ..........................................          1,376
                                                144     Iowa Telecommunications Services, Inc. .....................          2,700
                                              4,700     Level 3 Communications, Inc. (b) ...........................          9,541
                                                 80     North Pittsburgh Systems, Inc. .............................          1,565
                                                453     Premiere Global Services, Inc. (b) .........................          5,114
                                                239     Price Communications Corp. (b) .............................          4,135
                                                100     RCN Corp. (b) ..............................................          2,309
                                                 29     Shenandoah Telecom Co. .....................................          1,153
                                                 80     SureWest Communications ....................................          2,052
                                                217     Talk America Holdings, Inc. (b) ............................          2,172
                                                389     Time Warner Telecom, Inc. Class A (b) ......................          2,303
                                                800     US Unwired, Inc. Class A (b) ...............................          4,624
                                                152     USA Mobility, Inc. (b) .....................................          4,463
                                                428     Ubiquitel, Inc. (b) ........................................          3,492
                                                200     Valor Communications Group, Inc. ...........................          2,760
                                                                                                                        -----------
                                                                                                                             84,515
-----------------------------------------------------------------------------------------------------------------------------------
Utilities: Water--0.2%                          129     American States Water Co. ..................................          3,789
                                                126     California Water Service Group .............................          4,730
                                                 34     Connecticut Water Service, Inc. ............................            850
                                                101     Middlesex Water Co. ........................................          1,961
                                                 29     SJW Corp. ..................................................          1,363
                                                164     Southwest Water Co. ........................................          1,940
                                                                                                                        -----------
                                                                                                                             14,633
-----------------------------------------------------------------------------------------------------------------------------------
Wholesale & International Trade--0.0%            93     Central European Distribution Corp. (b) ....................          3,472
-----------------------------------------------------------------------------------------------------------------------------------
Wholesalers--0.3%                               105     Brightpoint, Inc. (b) ......................................          2,330
                                                200     Earle M Jorgensen Co. (b) ..................................          1,610
                                                 75     LKQ Corp. (b) ..............................................          2,036
                                                190     Prestige Brands Holdings, Inc. (b) .........................          3,705
                                                234     United Stationers, Inc. (b) ................................         11,489
                                                                                                                        -----------
                                                                                                                             21,170
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Total Common Stocks (Cost--$7,281,883)--93.9% ..............      7,229,775
-----------------------------------------------------------------------------------------------------------------------------------

FAM Series Fund, Inc.
Mercury Small Cap Index Portfolio
Schedule of Investments as of June 30, 2005 (concluded)

                                             Shares
Industry*                                      Held                             Mutual Funds                                Value
-----------------------------------------------------------------------------------------------------------------------------------
Investment Management                            84     Gladstone Capital Corp. ....................................    $     1,966
Companies--0.0%
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Total Mutual Funds (Cost--$2,017)--0.0% ....................          1,966
-----------------------------------------------------------------------------------------------------------------------------------

                                         Beneficial
                                           Interest                         Short-Term Securities
-----------------------------------------------------------------------------------------------------------------------------------
                                           $434,106     Merrill Lynch Liquidity Series, LLC Cash Sweep
                                                           Series I (c) ............................................        434,106
                                             29,500     Merrill Lynch Liquidity Series, LLC Money Market
                                                           Series (c)(d) ...........................................         29,500
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Total Short-Term Securities
                                                        (Cost--$463,606)--6.0% .....................................        463,606
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Total Investments (Cost--$7,747,506**)--99.9% ..............      7,695,347

                                                        Other Assets Less Liabilities--0.1% ........................          7,459
                                                                                                                        -----------
                                                        Net Assets--100.0% .........................................    $ 7,702,806
                                                                                                                        ===========
-----------------------------------------------------------------------------------------------------------------------------------

* For Portfolio compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
** The cost and unrealized appreciation (depreciation) of investments as of June 30, 2005, as computed for federal income tax purposes, were as follows:

      Aggregate cost ..........................................     $ 7,747,506
                                                                    ===========
      Gross unrealized appreciation ...........................     $   474,682
      Gross unrealized depreciation ...........................        (526,841)
                                                                    -----------
      Net unrealized depreciation .............................     $   (52,159)
                                                                    ===========

(a)   Depositary Receipts.
(b)   Non-income producing security.
(c) Investments in companies considered to be an affiliate of the Portfolio (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

      -----------------------------------------------------------------------------------------------
                                                                             Net             Interest
      Affiliate                                                           Activity            Income
      -----------------------------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC Cash Sweep Series I ........    $434,106             $3,625
      Merrill Lynch Liquidity Series, LLC Money Market Series ........    $ 29,500              $ 446
      -----------------------------------------------------------------------------------------------

(d)   Security was purchased with the cash proceeds from securities loans.
(e)   Security, or a portion of security, is on loan.

      Financial futures contracts purchased as of June 30, 2005 were as follows:

      -----------------------------------------------------------------------------------------------
      Number of                                   Expiration            Face              Unrealized
      Contracts              Issue                   Date               Value            Appreciation
      -----------------------------------------------------------------------------------------------
           6             Russell Mini           September 2005        $385,840               $ 20
      -----------------------------------------------------------------------------------------------

      See Notes to Financial Statements.

FAM Series Fund, Inc.
Mercury Small Cap Index Portfolio
Statement of Assets and Liabilities as of June 30, 2005

Assets:
Investments in unaffiliated securities, at value (including securities loaned of $25,006)
  (identified cost--$7,283,900) .........................................................                      $7,231,741
Investments in affiliated securities, at value (identified cost--$463,606) ..............                         463,606
Cash on deposit for financial futures contracts .........................................                          16,200
Receivables:
  Capital shares sold ...................................................................      $   32,993
  Dividends .............................................................................           7,365
  Investment adviser ....................................................................           1,291
  Interest from affiliates ..............................................................             723
  Securities sold .......................................................................             347
  Securities lending ....................................................................             178          42,897
                                                                                               ----------      ----------
Total assets ............................................................................                       7,754,444
                                                                                                               ----------
-------------------------------------------------------------------------------------------------------------------------
Liabilities:
Collateral on securities loaned, at value ...............................................                          29,500
Payables:
  Other affiliates ......................................................................             916
  Variation margin ......................................................................             688
  Securities purchased ..................................................................             130           1,734
                                                                                               ----------
Accrued expenses and other liabilities ..................................................                          20,404
                                                                                                               ----------
Total liabilities .......................................................................                          51,638
                                                                                                               ----------
-------------------------------------------------------------------------------------------------------------------------
Net Assets ..............................................................................                      $7,702,806
                                                                                                               ==========
-------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
Class I Shares of Common Stock, $.10 par value, 30,000,000 shares authorized ............                      $   76,900
Class II Shares of Common Stock, $.10 par value, 30,000,000 shares authorized ...........                              10
Class III Shares of Common Stock, $.10 par value, 30,000,000 shares authorized ..........                              10
Paid-in capital in excess of par ........................................................                       7,609,818
Undistributed investment income--net ....................................................      $   30,074
Undistributed realized capital gains--net ...............................................          38,133
Unrealized depreciation--net ............................................................         (52,139)
                                                                                               ----------
Total accumulated earnings--net .........................................................                          16,068
                                                                                                               ----------
Net Assets ..............................................................................                      $7,702,806
                                                                                                               ==========
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value:
Class I--Based on net assets of $7,700,802 and 768,995 shares outstanding ...............                      $    10.01
                                                                                                               ==========
Class II--Based on net assets of $1,002 and 100 shares outstanding ......................                      $    10.02
                                                                                                               ==========
Class III--Based on net assets of $1,002 and 100 shares outstanding .....................                      $    10.02
                                                                                                               ==========

      See Notes to Financial Statements.

FAM Series Fund, Inc.
Mercury Small Cap Index Portfolio
Statement of Operations for the Period Ended June 30, 2005*

Investment Income:
Dividends (net of $13 foreign withholding tax) ..........................................                      $   45,812
Interest from affiliates ................................................................                           3,625
Securities lending--net .................................................................                             446
                                                                                                               ----------
Total income ............................................................................                          49,883
                                                                                                               ----------
-------------------------------------------------------------------------------------------------------------------------
Expenses:
Investment advisory fees ................................................................      $   10,805
Custodian fees ..........................................................................           7,725
Offering costs ..........................................................................           6,786
Printing and shareholder reports ........................................................           5,998
Transfer agent fees--Class I ............................................................           2,710
Professional fees .......................................................................           2,489
Accounting services .....................................................................           1,449
Pricing services ........................................................................             744
Registration fees .......................................................................             691
Directors' fees and expenses ............................................................             560
Other ...................................................................................           4,558
                                                                                               ----------
Total expenses before waiver and reimbursement ..........................................          44,515
Waiver and reimbursement of expenses ....................................................         (24,706)
                                                                                               ----------
Total expenses after waiver and reimbursement ...........................................                          19,809
                                                                                                               ----------
Investment income--net ..................................................................                          30,074
                                                                                                               ----------
-------------------------------------------------------------------------------------------------------------------------
Realized & Unrealized Gain (Loss)--Net:
Realized gain on:
  Investments--net ......................................................................          32,804
  Futures contracts--net ................................................................           5,329          38,133
                                                                                               ----------
Unrealized appreciation/depreciation on:
  Investments--net ......................................................................         (52,159)
  Futures contracts--net ................................................................              20         (52,139)
                                                                                               ----------      ----------
Total realized and unrealized loss--net .................................................                         (14,006)
                                                                                                               ----------
Net Increase in Net Assets Resulting from Operations ....................................                      $   16,068
                                                                                                               ==========
-------------------------------------------------------------------------------------------------------------------------

** The Portfolio commenced operations just prior to the close of business on December 31, 2004.

      See Notes to Financial Statements.

FAM Series Fund, Inc.
Mercury Small Cap Index Portfolio
Statement of Changes in Net Assets

                                                                                              For the
                                                                                            Period Ended
                                                                                              June 30,
Increase (Decrease) in Net Assets:                                                              2005**
--------------------------------------------------------------------------------------------------------
Operations:
Investment income--net ............................................................          $    30,074
Realized gain--net ................................................................               38,133
Unrealized depreciation--net ......................................................              (52,139)
                                                                                             -----------
Net increase in net assets resulting from operations ..............................               16,068
                                                                                             -----------
--------------------------------------------------------------------------------------------------------
Capital Share Transactions:
Net increase in net assets derived from capital share transactions ................            7,683,738
                                                                                             -----------
--------------------------------------------------------------------------------------------------------
Net Assets:
Total increase in net assets ......................................................            7,699,806
Beginning of period ...............................................................                3,000
                                                                                             -----------
End of period* ....................................................................          $ 7,702,806
                                                                                             ===========
--------------------------------------------------------------------------------------------------------
  * Undistributed investment income--net ..........................................          $    30,074
                                                                                             ===========
--------------------------------------------------------------------------------------------------------

** The Portfolio commenced operations just prior to the close of business on December 31, 2004.

      See Notes to Financial Statements.

FAM Series Fund, Inc.
Mercury Small Cap Index Portfolio
Financial Highlights

                                                                           For the Period Ended June 30, 2005***
The following per share data and ratios have been derived              --------------------------------------------
from information provided in the financial statements.                  Class I            Class II       Class III
-------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period ..........................        $   10.00          $   10.00       $   10.00
                                                                       ---------          ---------       ---------
Investment income--net** ......................................              .04                .04             .04
Realized and unrealized loss--net .............................             (.03)              (.02)           (.02)
                                                                       ---------          ---------       ---------
Total from investment operations ..............................              .01                .02             .02
                                                                       ---------          ---------       ---------
Net asset value, end of period ................................        $   10.01          $   10.02       $   10.02
                                                                       =========          =========       =========
-------------------------------------------------------------------------------------------------------------------
Total Investment Return+:
Based on net asset value ......................................              .10%@              .20%@           .20%@
                                                                       =========          =========       =========
-------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
Expenses, net of waiver and reimbursement .....................              .55%*              .55%*           .55%*
                                                                       =========          =========       =========
Expenses ......................................................             1.24%*             1.24%*          1.24%*
                                                                       =========          =========       =========
Investment income--net ........................................              .83%*              .83%*           .83%*
                                                                       =========          =========       =========
-------------------------------------------------------------------------------------------------------------------
Supplemental Data:
Net assets, end of period (in thousands) ......................        $   7,701          $       1       $       1
                                                                       =========          =========       =========
Portfolio turnover ............................................            19.05%             19.05%          19.05%
                                                                       =========          =========       =========
-------------------------------------------------------------------------------------------------------------------

*     Annualized.
**    Based on average shares outstanding.
*** The Portfolio commenced operations just prior to the close of business on December 31, 2004.
+     Total investment returns exclude insurance-related fees and expenses.
@     Aggregate total investment return.

      See Notes to Financial Statements.

FAM Series Fund, Inc.
Mercury Small Cap Index Portfolio
Notes to Financial Statements

1. Significant Accounting Policies:

FAM Series Fund, Inc. (the "Fund") is an open-end management investment company that is comprised of 14 separate portfolios. Each portfolio offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Mercury Small Cap Index Portfolio (the "Portfolio") is classified as "non-diversified," as defined in the Investment Company Act of 1940, as amended. The Portfolio commenced operations just prior to the close of business on December 31, 2004. The Portfolio had no operations other than the sale of 300 shares of Common Stock to Merrill Lynch Investment Managers, L.P. ("MLIM"), doing business as Mercury Advisors, for $3,000. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Portfolio's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Portfolio.

      (a) Valuation of investments--Equity securities that are held by the Portfolio that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

      Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

      Repurchase agreements are valued at cost plus accrued interest. The Portfolio employs pricing services to provide certain securities prices for the Portfolio. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Portfolio, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Portfolio under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

      Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolio's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.

      (b) Derivative financial instruments--The Portfolio may engage in various portfolio investment strategies both to increase the return of the Portfolio and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options--The Portfolio may write and purchase call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written options are non-income producing investments.

o Forward foreign exchange contracts--The Portfolio may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

      (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

      (d) Income taxes--It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

      (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date. Interest income is recognized on the accrual basis.

      (f) Dividends and distributions--Dividends and distributions paid by the Portfolio are recorded on the ex-dividend dates.

      (g) Expenses--Certain expenses have been allocated to the individual portfolios in the Fund on a pro rata basis based upon the respective aggregate net asset value of each portfolio included in the Fund.

      (h) Securities lending--The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. Where the Portfolio receives securities as collateral for the loaned securities, it receives a fee from the borrower. The Portfolio typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Portfolio may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with MLIM. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor") which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

      MLIM is responsible for the management of the Fund's portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays a monthly fee at the annual rate of .30% of the average daily value of the Portfolio's net assets. MLIM has agreed to voluntarily waive fees so that the total annual portfolio operating expenses do not exceed .55%, exclusive of distribution fees. MLIM may discontinue or reduce this waiver at any time without notice. For the period ended June 30, 2005, MLIM earned fees of $10,805, all of which was waived. In addition, MLIM reimbursed the Portfolio in the amount of $13,901.

      Pursuant to the Distribution Plans adopted by the Fund, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Portfolio pays the Distributor an ongoing distribution fee each month at the annual rate of .15% of the average daily value of the Portfolio's Class II net assets and .25% of the average daily value of the Portfolio's Class III net assets. For the period ended June 30, 2005, the distribution fees were not accrued for Class II and Class III.

      The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund and the Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the period ended June 30, 2005, MLIM, LLC received $310 in securities lending agent fees from the Portfolio.

      For the period ended June 30, 2005, the Portfolio reimbursed MLIM $87 for certain accounting services.

      In addition, MLPF&S earned $9 in commissions on the execution of portfolio security transactions for the period ended June 30, 2005.

      Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

      Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, ML & Co., and/or MLIM, LLC.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the period ended June 30, 2005 were $8,590,498 and $1,339,403, respectively.

4. Capital Share Transactions:

Net increase in net assets resulting from capital share transactions was $7,683,738 for the period ended June 30, 2005.

      Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------------------
Class I Shares for the Period Ended                                    Dollar
June 30, 2005*                                      Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           768,907        $ 7,683,859
Shares redeemed ..........................               (12)              (121)
                                                 -----------        -----------
Net increase .............................           768,895        $ 7,683,738
                                                 ===========        ===========
-------------------------------------------------------------------------------
* Prior to the close of business on December 31, 2004 (commencement of operations), the Portfolio issued 100 shares to MLIM for $1,000.

-------------------------------------------------------------------------------
Class II Shares for the Period Ended                                   Dollar
June 30, 2005*                                      Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................                --                 --
                                                 -----------        -----------
Net increase .............................                --                 --
                                                 ===========        ===========
-------------------------------------------------------------------------------
* Prior to the close of business on December 31, 2004 (commencement of operations), the Portfolio issued 100 shares to MLIM for $1,000.

-------------------------------------------------------------------------------
Class III Shares for the Period Ended                                  Dollar
June 30, 2005*                                      Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................                --                 --
                                                 -----------        -----------
Net increase .............................                --                 --
                                                 ===========        ===========
-------------------------------------------------------------------------------
* Prior to the close of business on December 31, 2004 (commencement of operations), the Portfolio issued 100 shares to MLIM for $1,000.

FAM Series Fund, Inc.
Disclosure of Investment Advisory Agreement

Activities of and Composition of the Board of Directors

All but one member of the Board of Directors is an independent director whose only affiliation with Mercury Advisors (the "Investment Adviser") or other Merrill Lynch affiliates is as a director of each Portfolio and certain other funds advised by the Investment Adviser or its affiliates. The Chairman of the Board is also an independent director. New director nominees are chosen as nominees by a Nominating Committee comprised of independent directors. All independent directors also are members of the Board's Audit Committee and the independent directors meet in executive session at each in-person Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal board meetings, and some of which are informational meetings. The independent counsel to the independent directors attends all in-person Board and Audit Committee meetings and other meetings at the independent directors' request.

Investment Advisory Agreement-- Matters Considered by the Board

The Board considered initial approval of the Portfolios' investment advisory agreement (the "Investment Advisory Agreement") prior to the establishment of the Portfolios. Every year thereafter, the Board will consider approval of the Investment Advisory Agreement. The Board also initially approved and will annually review and consider approval of the sub-advisory agreement on behalf of each Portfolio between the Investment Adviser and an affiliate. The Board assesses the nature, scope and quality of the services to be provided to each Portfolio by the personnel of the Investment Adviser, the sub-adviser and their affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services to be provided to each Portfolio by certain unaffiliated service providers.

At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates, including the sub-adviser. Among the matters considered with respect to each Portfolio are: (a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by the Fund, such as transfer agency fees and fees for marketing and distribution; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and the Investment Adviser's compliance policies and procedures; and (d) the nature, cost and character of non-investment management services to be provided by the Investment Adviser and its affiliates.

The Board believes that the Investment Adviser is one of the most experienced global asset management firms and considers the overall services provided by the Investment Adviser to be generally of high quality. The Board also believes that the Investment Adviser is financially sound and well managed and notes that the Investment Adviser is affiliated with one of America's largest financial firms. The Board works closely with the Investment Adviser in overseeing the Investment Adviser's efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps such as changing investment personnel.

Annual Consideration of Approval by the Board of Directors

In the future, during the period prior to the Board meeting to consider renewal of the Investment Advisory Agreement and the sub-advisory agreement, the Board will request and receive materials specifically relating to the Investment Advisory Agreement and/or the sub-advisory agreement. These materials include
(a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of each Portfolio as compared to a comparable group of funds as classified by Lipper; (b) sales and redemption data for each Portfolio; (c) a discussion by each Portfolio's portfolio management team of investment strategies used by the Fund during its most recent fiscal year; (d) information on the profitability to the Investment Adviser and its affiliates of the Investment Advisory Agreement, the sub-advisory agreement and other relationships with the Fund; and (e) information provided by the Investment Adviser concerning investment advisory fees charged to other clients, such as offshore funds under similar investment mandates and generally to institutional clients. The Board will also consider other matters it deems important to the approval process such as payments made to the Investment Adviser or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, allocation of Fund brokerage fees (including the related benefits to the Investment Adviser of "soft dollars"), the Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and the sub-adviser and their affiliates from their relationship with the Fund.

Certain Specific Renewal Data

In connection with the initial approval of the Investment Advisory Agreement and the sub-advisory agreement in May 2005, the independent directors' and Board's review included the following:

Services Provided by the Investment Adviser--The Board reviewed the nature, extent and quality of services to be provided by the Investment Adviser, including the investment advisory services and the sub-adviser. The Board focused primarily on the Investment Adviser's investment advisory services. The Board concluded that the Investment Advisory Agreement should be approved with respect to each Portfolio.

The Investment Adviser's Personnel and Investment Process--The Board reviewed initially and will review at least annually each Portfolio's investment objectives and strategies. The Board discusses with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's equity and taxable fixed-income investing groups the strategies being used to achieve the stated objectives. Among other things, the Board considers the size, education and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviews the Investment Adviser's compensation policies and practices with respect to each Portfolio's portfolio manager. The Board also considered the experience of each Portfolio's portfolio manager; moreover, the Investment Adviser and its investment staff have extensive experience in analyzing and managing the types of investments used by each Portfolio. The Board concluded with respect to each Portfolio that each Portfolio is likely to benefit from that expertise.

Management Fees and Other Expenses--The Board reviews with respect to each Portfolio the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels--the actual rate includes advisory and administrative service fees and the effects of any fee waivers--compared to the other funds in its Lipper category. It also compares each Portfolio's total expenses to those of other comparable funds. The Board considered the services to be provided and the fees charged by the Investment Adviser to other types of clients, such as offshore funds, with similar investment mandates and noted that the fees to be charged by the Investment Adviser in those cases typically exceeded those to be charged to each Portfolio. The Board also noted that, as a general matter, fees charged to institutional clients were lower than the fees to be charged to each Portfolio, but believed that less extensive services were being provided to such clients. The Board has concluded that each Portfolio's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

Profitability--The Board considers the cost of the services to be provided to each Portfolio by the Investment Adviser, and the Investment Adviser's and its affiliates' profits in relating to the management and distribution of the Fund and the MLIM/FAM-advised funds. As part of its analysis, the Board reviewed the Investment Adviser's methodology to be used in allocating its costs to the management of each Portfolio and concluded that there was a reasonable basis for the allocation method. The Board believes the Investment Adviser's anticipated profits are reasonable in relation to the nature and quality of services to be provided.

Economies of Scale--The Board considered the extent to which economies of scale might be realized as each Portfolio begins to gather assets and will consider in the future whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale.

Conclusion

After the independent directors deliberated in executive session, the entire Board, including all of the independent directors, approved the initial approval of the Investment Advisory Agreement and sub-advisory agreement, concluding that the advisory fees were reasonable in relation to the services to be provided and that approval of the contract was in the best interests of the future shareholders.

FAM Series Fund, Inc.
Availability of Quarterly Schedule of Investments

The Fund files its complete schedules of portfolio holdings with the Securities and Exchange Commission ("SEC'') for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

FAM Series Fund, Inc.
Directors and Officers

Robert C. Doll, Jr.--President and Director
Donald W. Burton--Director
Laurie Simon Hodrick--Director
John Francis O'Brien--Director
David H. Walsh--Director
Fred G. Weiss--Director
Donald C. Burke--Vice President and Treasurer
R. Elise Baum--Vice President
Murali Balaraman--Vice President
John Burger--Vice President
John Coyle--Vice President
Patrick Maldari--Vice President
James Pagano--Vice President
Robert M. Shearer--Vice President
Frank Viola--Vice President
Jeffrey Hiller--Chief Compliance Officer
Alice A. Pellegrino--Secretary

Principal Office of the Fund

FAM Series Fund, Inc.
Box 9011
Princeton, New Jersey 08453-9011

Custodian

For Mercury Equity Dividend Portfolio, Mercury
Mid Cap Opportunities Portfolio and Mercury
Small Cap Index Portfolio:

The Bank of New York
100 Church Street
New York, New York 10286

For Mercury Global SmallCap Portfolio, Mercury
International Index Portfolio and Mercury Low
Duration Portfolio:

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863
800-637-3863

This report is authorized for distribution only to Policyowners of certain variable life insurance policies which are funded by shares of FAM Series Fund, Inc. This report is not authorized for use as an offer of sale or solicitation of an offer to buy shares of the Fund or the policies. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance information used throughout this report does not include insurance-related fees and expenses. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolios during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Series 6-6/05

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

      FAM Series Fund, Inc.


      By: /s/ Robert C. Doll, Jr.
          -------------------------------
          Robert C. Doll, Jr.,
          Chief Executive Officer of
          FAM Series Fund, Inc.

      Date: August 19, 2005

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


      By: /s/ Robert C. Doll, Jr.
          -------------------------------
          Robert C. Doll, Jr.,
          Chief Executive Officer of
          FAM Series Fund, Inc.

      Date: August 19, 2005


      By: /s/ Donald C. Burke
          -------------------------------
          Donald C. Burke,
          Chief Financial Officer of
          FAM Series Fund, Inc.

      Date: August 19, 2005